Our Message to You

October 31, 2000

Dear Member:

Six months ago, in our semi-annual report, we told you of increased volatility in the securities markets combined with cautious optimism about the U.S. economy. Six months later, as the reporting period came to an end on October 31, 2000, the story is essentially unchanged. While some sectors of the market grew even more volatile in the last half of our fiscal year, others staged modest rallies. Overall, unpredictability reigned.

[PHOTO OMITTED: ROLF F. BJELLAND]

Early indications are that the Federal Reserve seems to be achieving its goal of slower, less-inflationary economic growth. Yet, in the midst of that slower growth, productivity remains high, core consumer inflation remains low, and unemployment still hovers around the historically low 4% mark.

The stock and bond markets continued to react dramatically to both good and bad economic news. The Fed seems to have called at least a temporary halt to its campaign to raise interest rates, providing the markets with a breath of good news in the face of widespread corporate earnings disappointments.

In the "Economic and Market Overview" that follows, Randy Boushek, Senior Vice President and Chief Investment Officer, has prepared a summary of the forces influencing the performance of your investments during the 12-month period. Following the Overview, each portfolio manager of the Lutheran Brotherhood Family of Funds reviews their Fund, describing performance, market conditions and fund management strategies.

You may get tired of hearing it, (and I sometimes get tired of saying it), but it's truer than ever that securities investors must be diversified and focused on the long-term. In years past, these were simply good strategies. More recently, they've become critical to investment success.

This year's markets provide ample evidence of the importance of a long-term, diversified investment strategy. Market swings, especially in the NASDAQ stock index, were too fast, too extreme and too unpredictable to try to turn a short-term profit in securities. At the same time, sector and asset class rotation is becoming more relentless, which can sometimes leave undiversified investment portfolios twisting in the wind.

High or low, bull or bear, I believe the securities markets are still the place to be for the long-term, diversified investor. The U.S. economy remains the envy of the world, with new technology and productivity gains adding even greater potential every day. Like all free-market economies, the United States experiences its share of ups and downs in the growth cycle, with accompanying swings in the investment markets. We believe a sound investment strategy should focus on weathering these market swings, rather than attempting to avoid them. This allows investors to be present in the markets when buying opportunities are strong - adding potential to reinvestment programs or dollar-cost averaging strategies.

The volatility scattered throughout many segments of the market during the last 12 months should not deter you from making long-term decisions with long-term money. We look forward to working with you on your investment goals, and we're honored to count you among the hundreds of thousands of investors who are part of the Lutheran Brotherhood family.

Thank you for turning to us for your financial solutions.

Sincerely,

/S/ ROLF F. BJELLAND

Rolf F. Bjelland
Chairman and President
Lutheran Brotherhood Family of Funds



Economic and Market Overview                        October 31, 2000

Randall L. Boushek
[PHOTO OMITTED: RANDALL L. BOUSHEK]
Senior Vice President and Chief Investment Officer

Investors witnessed a broad-scale market rotation during the 12-month fiscal year ended October 31, 2000, that significantly transformed the investment landscape. During the first half of the period, growth stocks and high-yield bonds thrived on the strength of surging economic growth, minimal inflation and boundless investor optimism. Market sentiment reversed course during the period's second half, however, rewarding investors in value stocks and investment-grade bonds.

U.S. Economy

In the ninth year of a record-setting expansion, the U.S. economy grew rapidly through the first half of 2000, fueled by strong levels of consumer spending. Pockets of economic weakness began to develop in July and August, however, including a setback in housing starts and a considerable decline in payroll growth. As a result, annualized gross domestic product retracted to an estimated 2.4% during the third quarter of 2000, after growing by a successive 4.8% and 5.6% during the first two quarters of the year.

Despite the slowdown in economic growth, remarkably low unemployment rates highlighted the U.S. economy's solid underpinnings. Joblessness reached a 30-year low of 3.9% in April, and finished the reporting period at this same rate. In addition, third quarter manufacturing activity, personal income growth and household spending all remained at levels consistent with the Federal Reserve's goal of slower, sustainable economic growth.

Inflation & Monetary Policy

In its continuing effort to ward off inflation, the Federal Reserve raised the targeted federal funds rate four times during the period to 6.50%. Short-term market interest rates closely followed suit, rising steadily through the first five months of 2000, before trending lower in June. As economic indicators softened over the balance of the period, the Federal Reserve left interest rates unchanged, allowing market participants to refocus their attention away from monetary policy.

Higher energy prices remained the "Achilles heel" of the U.S. economy throughout the period. Coinciding with escalating crude oil prices, natural gas prices more than doubled from January through October. Energy costs notwithstanding, most inflation indicators remained relatively benign. Changes in the core consumer price index, which excludes food and energy prices, remained confined to a 0.5% range through much of 2000, while rising productivity helped offset wage pressures.

Equity Performance

Early in the period, growth stock valuations rose sharply as a result of frenzied bidding for technology issues. Prevailing market psychology was reflected in the rapid growth of the technology-heavy NASDAQ Index, which shot up by over 70% from November through mid-March. Small- and medium-company stocks reaped a disproportionate share of the gains generated during this time, particularly those issued by biotechnology, communications equipment and semiconductor firms.

Renewed inflation concerns roiled the equity markets in late March and April, sending growth stock valuations lower. During the ensuing months, growth stocks continued to lose momentum, slowed by inflation jitters and mounting valuation concerns. A number of high-profile corporate earnings disappointments led to further volatility during the third quarter. Despite growing market uncertainty, medium-company stocks-as measured by the S&P MidCap 400 Index-finished the 12-month reporting period with a robust 31.65% gain. Small-company stocks also posted solid returns, reflected in the 17.60% advance of the Russell 2000 Index. The large-company S&P 500 Index posted a 6.09% return over this same time.

As growth stocks fell out of favor, value-oriented issues steadily gained ground in July, August and September. In total, value stocks-represented by the S&P/BARRA Value Index-finished the 12-month period with a 9.67% gain. Among the best-performing value shares were those issued by firms in the financial, energy and utility sectors. International market trends generally mirrored those in the United States, although regional differences also had an impact.

Fixed Income Performance

Fixed-income returns varied by asset class, with investment-grade bonds outperforming high-yield bonds by a wide margin during the second half of the reporting period. High-yield bond performance was hampered by a slowdown in the telecommunications industry, which represents nearly one-third of the total U.S. high-yield bond market. A weakening stock market, coupled with tightening lender credit standards, further crimped the flow of capital to high-yield issuers. Consequently, high-yield bonds gave back all of their earlier gains and finished the period sharply lower. Over the 12-month period, the Lehman Brothers High Yield Index produced a -1.61% total return.

Investment-grade bonds faired better, as evidenced by the 7.30% gain in the Lehman Brothers Aggregate Index, and the 6.26% increase in the Lehman Brothers Government/Corporate 1-5 Year Index. Owing to a confluence of actions by federal policymakers, investors were faced with an unusual inversion in bond yields throughout much of the period; from January through mid-September, yields on 10-year Treasury bonds exceeded yields on 30-year Treasury bonds. While these conditions provided an advantage to long-term bond investors, investors in short- and intermediate-term, high-quality bonds benefited from falling short-term interest rates during the third quarter, and from volatility in the equity markets.

Outlook

With economic expansion slowing, there are early indications that the Federal Reserve may be achieving its goal of a soft landing for the U.S. economy. If so, we expect economic growth rates to remain at modest levels over the coming months. To some degree, slowing economic growth could bode well for investors-many of whom have endured significant market volatility as an indirect result of the surging economy. There are downside risks to this scenario, however, including the potential for weakening corporate profits, which could have negative implications for the future growth of both equity and fixed-income investments. In addition, high energy costs could put a squeeze on both corporate and consumer spending.

Clearly, further volatility in the securities markets cannot be ruled out-particularly if corporate earnings fail to meet expectations. Fortunately, Americans are currently blessed with record low unemployment, a healthy economy and rising personal incomes. In addition, the past 12 months have rid the financial markets of many speculative excesses-leading to more realistic securities valuations and greater balance in performance. Given these conditions, there is reason for optimism in the months ahead.



LB Opportunity Growth Fund

[PHOTO OMITTED: BRIAN L. THORKELSON]

Brian L. Thorkelson, an assistant vice president of Lutheran Brotherhood, is portfolio manager of the LB Opportunity Growth Fund and the LB Mid Cap Growth Fund. He joined Lutheran Brotherhood in 1987, working for five years as a bond trader and another five years as an equity analyst for several Lutheran Brotherhood portfolios.

Small-company stock returns were unevenly spread over the 12-month fiscal year ended October 31, 2000, with a disproportionate share of the period's gains coming during the closing months of 1999. The Lutheran Brotherhood Opportunity Growth Fund finished the reporting period with a 28.32% total return (based on Class A share NAV). The Fund's Lipper, Inc., peer group of small-capitalization stock funds posted an average total return of 38.47% during this time, while its market benchmark, the Russell 2000 Index of small-company stocks, returned 17.60%.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Common Stocks                              94.3%
Short-Term Securities                       5.7%

The Fund's portfolio composition and top holdings represent all share classes.

[GRAPHIC OMITTED: TOP 10 HOLDINGS % OF PORTFOLIO]

Top 10 Holdings                                         % of Portfolio
----------------------------------------------------------------------
IMPATH, Inc.                                                      1.4%
Advance Paradigm, Inc.                                            1.0%
Lifepoint Hospitals, Inc.                                         0.9%
NetIQ Corp.                                                       0.9%
RSA Security, Inc.                                                0.9%
Corporate Executive Board Co.                                     0.8%
Cytyc Corp.                                                       0.8%
Albany Molecular Research, Inc.                                   0.8%
Documentum, Inc.                                                  0.8%
Avocent Corp.                                                     0.7%

These holdings represent 9.0% of the total investment portfolio.


Growth Stocks Outperform Early

During the first four months of the period, the Fund remained under the management of T. Rowe Price Associates as part of a 22-month rebuilding process. Over much of this time, market sentiment tilted toward fast-growing technology companies, while shares in economically sensitive sectors such as capital goods and basic materials languished. Through February, the Fund's strongest performances came from firms in the software and communications equipment industries, as well as from healthcare and specialty pharmaceutical companies.

On March 1, 2000, Lutheran Brotherhood Research Corp. once again assumed management of the Fund. Shortly thereafter, we undertook a modest restructuring of the Fund to bring it closer in line with its small-capitalization peer group. As part of this process, we traded out of stocks that possessed less liquidity than we desired, while taking a more market-neutral position in technology and communication services stocks. Both of these strategies helped the Fund weather volatile equity conditions during subsequent months.

The second half of the period saw many stocks with high valuations come under heavy selling pressure. As investors assumed an increasingly defensive posture, many rotated out of growth stocks and into value stocks with lower valuations and less volatility. While the Fund's technology holdings generally fared poorly over this time, we were able to bolster returns by overweighting other sectors such as energy, financial and healthcare, all of which performed particularly well during the second half of the period.

[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

TOP 10 INDUSTRIES

Electronics                                   11.6%

Computers - Software & Services               11.0%

Health Care - Drugs & Pharmaceuticals          6.2%

Services - Cyclical                            6.1%

Oil & Gas                                      5.9%

Health Care Services                           5.8%

Electrical Equipment                           5.2%

Communications Equipment                       4.3%

Health Care - Medical Products & Supplies      3.6%

Biotechnology                                  3.6%

These holdings represent 63.3% of the Fund's total investment portfolio.

LB Opportunity Growth Fund seeks long-term growth of capital by investing primarily in common stocks of small companies.

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts

Inception Date:                                     1/8/93

Shareholder
Accounts:                                           57,815

Total Net Assets
(in millions):                                      $280.0

[GRAPHIC WORM CHART OMITTED:]

Performance Through October 31, 2000

Growth of a $10,000 Investment
Class A shares (since 1/31/93)

                                  Russell   Lipper Median
   Month End    LB Opportunity      2000    Small Company     Consumer
     Date        Growth Fund       Index     Growth Funds   Price Index
------------------------------------------------------------------------
   1/31/93         10,000         10,000        10,000         10,000
   2/28/93          9,156          9,769         9,608         10,035
   3/31/93          9,512         10,086         9,934         10,070
   4/30/93          9,267          9,809         9,619         10,098
   5/31/93          9,967         10,243        10,127         10,112
   6/30/93         10,122         10,307        10,206         10,126
   7/31/93         10,055         10,449        10,263         10,126
   8/31/93         10,755         10,900        10,737         10,154
   9/30/93         11,443         11,208        11,076         10,175
  10/31/93         11,831         11,497        11,232         10,217
  11/30/93         11,387         11,122        10,886         10,224
  12/31/93         11,687         11,503        11,348         10,224
   1/31/94         11,964         11,863        11,650         10,252
   2/28/94         11,842         11,820        11,643         10,288
   3/31/94         11,043         11,197        11,014         10,323
   4/30/94         11,121         11,263        11,016         10,337
   5/31/94         10,699         11,137        10,778         10,344
   6/30/94         10,078         10,762        10,388         10,379
   7/31/94         10,433         10,938        10,451         10,407
   8/31/94         11,343         11,547        11,048         10,449
   9/30/94         11,509         11,508        11,285         10,477
  10/31/94         11,942         11,462        11,275         10,484
  11/30/94         11,698         10,999        10,848         10,498
  12/31/94         11,998         11,295        11,265         10,498
   1/31/95         11,476         11,153        11,229         10,540
   2/28/95         12,087         11,617        11,539         10,582
   3/31/95         12,531         11,816        11,892         10,617
   4/30/95         12,619         12,079        12,050         10,652
   5/31/95         12,963         12,286        12,232         10,673
   6/30/95         14,140         12,924        12,880         10,694
   7/31/95         15,716         13,669        13,823         10,694
   8/31/95         15,971         13,962        14,062         10,722
   9/30/95         16,315         14,212        14,375         10,743
  10/31/95         15,350         13,577        13,864         10,778
  11/30/95         16,049         14,147        14,366         10,771
  12/31/95         16,523         14,521        14,592         10,764
   1/31/96         16,249         14,505        14,520         10,827
   2/29/96         17,315         14,957        15,088         10,863
   3/31/96         17,698         15,267        15,450         10,919
   4/30/96         19,393         16,084        16,600         10,961
   5/31/96         20,759         16,717        17,262         10,982
   6/30/96         19,338         16,030        16,594         10,989
   7/31/96         17,630         14,631        15,222         11,010
   8/31/96         18,682         15,481        16,109         11,031
   9/30/96         20,158         16,086        16,919         11,066
  10/31/96         18,614         15,839        16,601         11,101
  11/30/96         17,944         16,491        17,108         11,122
  12/31/96         18,532         16,923        17,381         11,122
   1/31/97         18,887         17,262        17,769         11,157
   2/28/97         17,174         16,844        17,149         11,192
   3/31/97         15,261         16,049        16,291         11,220
   4/30/97         14,535         16,094        16,238         11,234
   5/31/97         16,757         17,883        18,111         11,227
   6/30/97         17,683         18,651        19,098         11,241
   7/31/97         18,686         19,518        20,250         11,255
   8/31/97         19,134         19,965        20,663         11,276
   9/30/97         21,340         21,426        22,205         11,304
  10/31/97         20,013         20,486        21,239         11,332
  11/30/97         19,165         20,352        20,994         11,325
  12/31/97         18,457         20,709        21,221         11,311
   1/31/98         17,911         20,381        20,843         11,332
   2/28/98         19,002         21,888        22,436         11,353
   3/31/98         19,725         22,789        23,457         11,374
   4/30/98         19,773         22,915        23,616         11,396
   5/31/98         18,168         21,680        22,339         11,417
   6/30/98         18,296         21,725        22,394         11,431
   7/31/98         16,868         19,965        20,789         11,445
   8/31/98         13,177         16,092        16,585         11,459
   9/30/98         14,188         17,352        17,514         11,473
  10/31/98         14,974         18,060        18,227         11,501
  11/30/98         15,985         19,006        19,353         11,501
  12/31/98         17,670         20,183        20,646         11,494
   1/31/99         17,430         20,445        20,972         11,522
   2/28/99         15,760         18,797        19,106         11,536
   3/31/99         16,049         19,091        19,702         11,571
   4/30/99         16,370         20,801        20,561         11,655
   5/31/99         17,028         21,109        20,651         11,655
   6/30/99         18,120         22,057        22,516         11,655
   7/31/99         18,088         21,448        22,458         11,690
   8/31/99         17,301         20,659        22,092         11,718
   9/30/99         17,783         20,659        22,692         11,774
  10/31/99         17,911         20,748        23,925         11,795
  11/30/99         19,532         22,011        26,920         11,802
  12/31/99         22,453         24,503        31,889         11,802
   1/31/00         21,458         24,106        31,500         11,830
   2/28/00         25,615         28,091        39,706         11,900
   3/31/00         24,347         26,242        36,951         11,999
   4/30/00         22,164         24,662        32,502         12,006
   5/31/00         20,656         23,222        29,694         12,013
   6/30/00         23,512         25,252        34,462         12,083
   7/31/00         21,843         24,461        32,095         12,104
   8/31/00         24,812         26,318        35,885         12,118
   9/30/00         24,026         25,539        34,446         12,181
  10/31/00        $22,983        $24,400       $32,197        $12,220

As you compare performance, please note that the LB Opportunity Growth Fund's performance reflects the maximum 4% sales charge. The performances of the Russell 2000 Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual stocks or funds represented in these indexes, any charges you would pay would reduce your total return as well.


INSET LEGEND READS:

Lipper Median
Small Company
Growth Funds
$32,197

Russell 2000
Index
$24,400

LB Opportunity
Growth Fund
$22,983

Consumer
Price Index
$12,220


Outlook

In light of slowing economic growth, we would not be surprised to see additional, near-term volatility in the equity markets, as investors have recently shown a penchant for punishing even the smallest of corporate earnings disappointments. Nonetheless, we are optimistic about the growth potential of small-company stocks. Historically, small-company stocks have provided investors with an excellent source of capital accumulation, and we believe small, growth-oriented companies with strong fundamentals will continue to provide solid investment opportunities.

With a well-diversified portfolio of small-company growth stocks in place, we believe the future of the Lutheran Brotherhood Opportunity Growth Fund is bright. Over the coming months, we will continue to capitalize on developing growth trends in the economy by seeking out attractively valued stocks with significant growth potential. We look forward to guiding the Fund in this new and brighter chapter in its history.

LB Opportunity Growth Fund
Annualized Total Returns*
---------------------------------------------------------------------
                                                              Since
                                                            Inception
Class A shares           1-Year          5-Year               1/8/93
Net Asset Value          28.32%           8.40%               12.18%
Public Offering Price    23.13%           7.51%               11.60%

                                         Since
                                       Inception
Class B shares           1-Year         10/31/97
If Held (NAV)            27.36%            3.96%
If Redeemed (CDSC)       22.36%            3.02%

Institutional shares
Net Asset Value          29.08%            5.08%

*See accompanying notes to Portfolio Management Reviews.



LB Mid Cap Growth Fund

[PHOTO OMITTED: BRIAN L. THORKELSON]

Brian L. Thorkelson, an assistant vice president of Lutheran Brotherhood, is portfolio manager of the LB Opportunity Growth Fund and the LB Mid Cap Growth Fund. He joined Lutheran Brotherhood in 1987, working for five years as a bond trader and another five years as an equity analyst for several Lutheran Brotherhood portfolios.


Increasing volatility in the equity markets failed to dampen the excellent overall performance of medium-company stocks during the 12-month fiscal year ended October 31, 2000. For the period, the Lutheran Brotherhood Mid Cap Growth Fund produced a 46.26% total return (based on Class A share NAV), outperforming its Lipper, Inc., peer group of mid-cap core stock funds, which averaged a 34.34% total return. The Fund's market benchmark, the S&P MidCap 400 Index, returned 31.65% over this time.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Common Stocks                              92.6%
Short-Term Securities                       7.4%

The Fund's portfolio composition and top holdings represent all share classes.

Technology Strong Early in Period

Technology stocks fueled the Fund's exceptional returns early in the reporting period-particularly in industries such as biotechnology, software, semiconductors and telecommunications-all of which we overweighted through February. Despite the Fund's steady relative performance throughout the fiscal year, gains generated during these four months contributed significantly to overall performance.


[GRAPHIC OMITTED: TOP 10 HOLDINGS % OF PORTFOLIO]

Top 10 Holdings                                           % Of Portfolio
------------------------------------------------------------------------
Concord EFS, Inc.                                                   0.9%
SunGard Data Systems, Inc.                                          0.9%
Jabil Circuit, Inc.                                                 0.7%
King Pharmaceuticals, Inc.                                          0.7%
Veritas Software Corp.                                              0.7%
PMI Group                                                           0.7%
Trigon Healthcare, Inc.                                             0.7%
Rational Software Corp.                                             0.7%
EOG Resources, Inc.                                                 0.6%
Donaldson, Lufkin & Jenrette, Inc.                                  0.6%

These holdings represent 7.2% of the total investment portfolio.

Investor sentiment shifted rapidly in mid-March, and many of the growth stocks that had produced spectacular returns during the preceding 12 months came under heavy selling pressure. Anticipating a further falloff in growth stock valuations, we trimmed positions in technology issues with excessively high price-to-earnings multiples during this time. In March, we reduced the Fund's overall technology allocation by roughly eight percent, which proved timely. Growth stocks rallied in June and early July, but this resurgence was short-lived. Jarred by a mounting number of corporate earnings disappointments, investors began selling technology shares in large volumes over the following months. Semiconductor and telecommunications stocks fared particularly poorly, owing to reports of slowing consumer demand and lower projected earnings within these industries.

Despite heightened market volatility, many medium-company stocks generated consistently strong returns throughout the period, particularly in areas such as biotechnology and healthcare. Companies that contributed to the Fund's performance included pharmaceutical manufacturers Forest Labs, Watson Pharmaceuticals, and Celgene Corp., and healthcare providers Health Management Associates and Tenant Healthcare, and biotechnology firm Human Genome Sciences.


[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

Top 10 Industries

Electronics                                                        9.6%

Oil & Gas                                                          9.1%

Computers - Software & Services                                    7.8%

Health Care - Drugs & Pharmaceuticals                              6.2%

Services - Technology                                              4.6%

Banks                                                              3.8%

Services - Cyclical                                                3.4%

Electrical Equipment                                               3.1%

Utilities                                                          3.1%

Biotechnology                                                      3.1%

These holdings represent 53.8% of the Fund's total investment portfolio.


LB Mid Cap Growth Fund seeks long-term growth of capital by investing primarily in common stocks of medium-sized companies.

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts

Inception Date:          5/30/97

Shareholder
Accounts:                42,425

Total Net Assets
(in millions):           $181.5

Outlook

Recent economic data indicate that the Federal Reserve is well on its way to slowing the economy from its torrid earlier pace. As a result, it is unlikely that further hikes in short-term interest rates will be necessary anytime soon. On the contrary, the Federal Reserve's next move may well be an easing in monetary policy, which could bring a respite from recent stock market volatility. Regardless, any significant deterioration in corporate earnings growth would likely drive stock prices lower.

Over the near-term, we expect to keep the Fund overweighted in healthcare, energy and financial stocks, and slightly underweighted in consumer cyclical and technology holdings. However, we will keep a close eye on long-term trends, and make periodic adjustments as needed. As we have successfully done over the past 12 months, we will make continued efforts to structure the Fund in a manner that captures prevailing market momentum. With a diversified portfolio of assets to build upon, we believe this strategy will ultimately position the Fund for further gains.

[GRAPHIC WORM CHART OMITTED:]

Performance Through October 31, 2000

Growth of a $10,000 Investment
Class A shares (since 5/31/97)

                                           Lipper Median
   Month End    LB Mid Cap      S&P MidCap    MidCap        Consumer
     Date      Growth Fund      400 Index   Core Funds    Price Index
----------------------------------------------------------------------
   5/31/97      10,000           10,000       10,000          10,000
   6/30/97       9,979           10,285       10,395          10,012
   7/31/97      10,622           11,303       11,225          10,025
   8/31/97      10,519           11,290       11,193          10,044
   9/30/97      11,079           11,939       11,924          10,069
  10/31/97      10,716           11,419       11,380          10,094
  11/30/97      10,560           11,588       11,378          10,087
  12/31/97      10,802           12,038       11,571          10,075
   1/31/98      10,647           12,038       11,368          10,094
   2/28/98      11,608           13,035       12,382          10,112
   3/31/98      12,083           13,623       12,962          10,131
   4/30/98      12,171           13,872       13,084          10,150
   5/31/98      11,520           13,248       12,484          10,169
   6/30/98      11,862           13,331       12,760          10,181
   7/31/98      11,299           12,814       12,113          10,194
   8/31/98       8,979           10,431        9,763          10,206
   9/30/98       9,576           11,434       10,439          10,219
  10/31/98      10,150           12,456       11,064          10,244
  11/30/98      10,890           13,078       11,720          10,244
  12/31/98      12,050           14,658       12,915          10,237
   1/31/99      12,502           14,087       13,068          10,262
   2/28/99      11,774           13,349       12,204          10,275
   3/31/99      12,502           13,723       12,721          10,306
   4/30/99      12,944           14,804       13,402          10,381
   5/31/99      12,790           14,870       13,457          10,381
   6/30/99      13,762           15,667       14,276          10,381
   7/31/99      13,596           15,333       14,021          10,412
   8/31/99      13,342           14,807       13,718          10,437
   9/30/99      13,309           14,349       13,588          10,487
  10/31/99      14,281           15,081       14,310          10,506
  11/30/99      15,319           15,868       15,367          10,512
  12/31/99      17,861           16,811       17,286          10,512
   1/31/00      17,586           15,967       17,016          10,537
   2/29/00      21,903           17,085       19,703          10,600
   3/31/00      21,366           18,515       20,111          10,687
   4/30/00      19,905           17,867       18,854          10,693
   5/31/00      19,014           17,645       18,021          10,700
   6/30/00      20,236           17,905       19,248          10,762
   7/31/00      19,756           18,188       18,874          10,781
   8/31/00      22,177           20,219       20,968          10,793
   9/30/00      21,880           20,082       20,599          10,850
  10/31/00     $20,887          $19,401      $19,822         $10,884

As you compare performance, please note that the LB Mid Cap Growth Fund's performance reflects the maximum 4% sales charge. The performances of the S&P MidCap 400 Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual stocks or funds represented in these indexes, any charges you would pay would reduce your total return as well.

INSET LEGEND READS:

LB Mid Cap
Growth Fund
$20,877

Lipper Median
MidCap
Core Funds
$19,822

S&P MidCap
400 Index
$19,401

Consumer
Price Index
$10,884

INSET BOX ON CHART READS:

LB Mid Cap Growth Fund
Annualized Total Returns*
---------------------------------------------------------------------
                                                   Since
                                                 Inception
Class A shares                     1 Year         5/30/97
Net Asset Value                    46.26%          25.50%
Public Offering Price              40.40%          23.99%

                                                  Since
                                                Inception
Class B shares                     1 Year       10/31/97
If Held (NAV)                      45.11%         23.95%
If Redeemed (CDSC)                 40.11%         23.30%

Institutional shares
Net Asset Value                    47.15%         25.34%

*See accompanying notes to Portfolio Management Reviews.



LB World Growth Fund

[PHOTO OMITTED: DAVID J. L. WARREN]

David J.L. Warren is president of T. Rowe Price International, Inc. investment subadvisor of the LB World Growth Fund. He leads a team of 12 portfolio managers that has managed the Fund's assets since its inception in September 1995. David has worked in investment research and management for over 20 years, and has managed international portfolios with T. Rowe Price International, Inc. since 1984.


Growing economic and market uncertainty held back international stock returns during the 12-month period ended October 31, 2000. During this time, the Lutheran Brotherhood World Growth Fund gained 1.78% (based on Class A share NAV), while the Fund's Lipper, Inc., peer group of international equity funds finished with an average total return of 2.70%. The Fund's market benchmark, Morgan Stanley Capital International's Europe, Australasia and Far East (EAFE) Index, returned -2.66% over this time.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Common Stocks & Warrants                           95.7%
Short-Term Securities                               2.9%
Preferred Stocks                                    1.4%

The Fund's portfolio composition and top holdings represent all share classes.

Central Banks Active

Reflecting prevailing trends in the United States, growth stocks dominated most international markets during the first part of the reporting period. Investors largely ignored valuations in pursuing stocks with the highest perceived growth prospects, most notably those in the software, semiconductor and telecommunications industries. However, long-ignored value stocks gained momentum later in the period, reducing the gap in performance between growth stocks and more traditional cyclical issues.

Tightening monetary policy also remained a common theme across global markets. Through the first and second quarters of 2000, central banks around the world followed the U.S. Federal Reserve's lead in raising interest rates to reign in rapidly accelerating economic growth. Sensitivity to rising interest rates was particularly acute in Latin America, where stock performance generally disappointed investors, despite the reinvigorated economies of Mexico and Brazil.

[GRAPHIC OMITTED: TOP 10 HOLDINGS COUNTRY % OF PORTFOLIO]

                                                      % of
Top 10 Holdings               Country               Portfolio
----------------------------------------------------------------------
Vodafone AirTouch plc         United Kingdom           3.1%
Royal Bank of Scotland
Group plc                     United Kingdom           2.5%
Nokia Oyj                     Finland                  2.3%
Glaxo Wellcome                United Kingdom           2.1%
Total 'B'                     France                   1.9%
Shell Transport &
Trading Co.                   United Kingdom           1.7%
Sony Corp.                    Japan                    1.6%
Vivendi                       France                   1.6%
Reed International plc        United Kingdom           1.5%
ING Groep NV                  Netherlands              1.5%

These holdings represent 19.8% of the total investment portfolio.


A relatively healthy economic climate in Europe supported market performance across much of that region. Volatility escalated later in the period, however, as a result of higher oil prices and continued weakness in the euro, prompting a joint effort among several large central banks to support the European currency in September. Returns in Europe were heavily influenced by the direction of telecommunications share prices, which fluctuated widely throughout the period and differed by region. In total, European stocks accounted for 64% of the Fund's holdings at period end.

Japanese stock prices trended lower, as economic recovery in that country remained sluggish. Although we added to our Japanese holdings as valuations became more attractive, we continued to underweight Japan relative to the EAFE Index. Other countries in East Asia recorded stronger returns, although volatility from other world markets had a ripple effect across the region late in the period.

[GRAPHIC OMITTED: TOP 10 COUNTRIES % OF PORTFOLIO]

Top 10 Countries                                        % of Portfolio
----------------------------------------------------------------------
United Kingdom                                                23.1%
Japan                                                         19.2%
France                                                        12.5%
Netherlands                                                    6.8%
Italy                                                          5.8%
Germany                                                        4.1%
Sweden                                                         4.0%
Switzerland                                                    4.0%
Spain                                                          2.8%
Hong Kong                                                      2.5%

These holdings represent 84.8% of the total investment portfolio.


Outlook

Looking ahead, we believe international markets will continue to witness periods of volatility, as investors place a renewed emphasis on company fundamentals, and equity valuations recede toward historic norms. In Europe, we are concerned about the euro's continued slide in value relative to other world currencies, but remain confident about prospects for growth in that region. Latin American markets, too, hold significant promise, particularly in Brazil and Mexico, where we continue to concentrate our Latin American holdings. Growth in Asia will likely hinge on exports to global trading partners, as well as continued economic recovery in Japan and Korea.


LB World Growth Fund
seeks long-term growth of capital
by investing primarily in common
stocks issued by established
non-U.S. companies.**

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts

Inception Date:          9/5/95

Shareholder
Accounts:                30,934

Total Net Assets
(in millions):           $130.8


Overall, we are heartened by the pace of economic reforms taking place across many parts of the world, and welcome the widening breadth of performance across regions and market sectors. While investors will likely need more time to adjust for slowing rates of economic growth and reduced earnings expectations, we remain optimistic about the long-term growth potential of international markets. As always, we believe exposure to a diversified portfolio of international equity holdings will continue to bring rewards to long-term investors.


[GRAPHIC WORM CHART OMITTED:]

Performance Through October 31, 2000

Growth of a $10,000 Investment
Class A shares (since 9/30/95)

                              Morgan Stanley       Lipper
                LB World         Capital           Median       Consumer
   Month End     Growth       International     International    Price
    Date          Fund         EAFE Index        Fund Stocks     Index
------------------------------------------------------------------------
   9/30/95      10,000           10,000            10,000        10,000
  10/31/95       9,430            9,734             9,790        10,033
  11/30/95       9,508           10,008             9,893        10,026
  12/31/95       9,817           10,413            10,203        10,020
   1/31/96      10,041           10,458            10,413        10,078
   2/29/96      10,108           10,495            10,443        10,111
   3/31/96      10,265           10,721            10,625        10,163
   4/30/96      10,567           11,035            10,957        10,202
   5/31/96      10,522           10,834            10,899        10,222
   6/30/96      10,634           10,898            10,975        10,228
   7/31/96      10,298           10,582            10,581        10,248
   8/31/96      10,444           10,607            10,691        10,268
   9/30/96      10,679           10,892            10,919        10,300
  10/31/96      10,612           10,783            10,829        10,333
  11/30/96      11,093           11,214            11,290        10,352
  12/31/96      11,135           11,073            11,320        10,352
   1/31/97      10,977           10,688            11,247        10,385
   2/28/97      11,090           10,865            11,394        10,418
   3/31/97      11,068           10,907            11,421        10,444
   4/30/97      11,135           10,967            11,449        10,457
   5/31/97      11,869           11,683            12,144        10,450
   6/30/97      12,378           12,331            12,702        10,463
   7/31/97      12,705           12,533            13,039        10,477
   8/31/97      11,531           11,599            12,078        10,496
   9/30/97      12,299           12,251            12,839        10,522
  10/31/97      11,395           11,311            11,862        10,548
  11/30/97      11,350           11,198            11,763        10,542
  12/31/97      11,377           11,299            11,862        10,529
   1/31/98      11,779           11,819            12,158        10,548
   2/28/98      12,458           12,580            12,944        10,568
   3/31/98      12,883           12,970            13,584        10,587
   4/30/98      12,975           13,075            13,772        10,607
   5/31/98      12,941           13,015            13,786        10,627
   6/30/98      12,941           13,116            13,703        10,640
   7/31/98      13,102           13,253            13,891        10,653
   8/31/98      11,469           11,613            11,937        10,666
   9/30/98      11,192           11,260            11,520        10,679
  10/31/98      12,170           12,437            12,411        10,705
  11/30/98      12,734           13,078            13,058        10,705
  12/31/98      13,165           13,597            13,467        10,698
   1/31/99      13,038           13,560            13,512        10,725
   2/28/99      12,783           13,240            13,164        10,738
   3/31/99      13,293           13,796            13,628        10,770
   4/30/99      13,767           14,359            14,206        10,849
   5/31/99      13,131           13,622            13,602        10,849
   6/30/99      13,628           14,156            14,289        10,849
   7/31/99      13,860           14,581            14,667        10,881
   8/31/99      13,999           14,638            14,799        10,907
   9/30/99      14,068           14,789            14,864        10,960
  10/31/99      14,508           15,346            15,432        10,979
  11/30/99      15,516           15,883            16,438        10,986
  12/31/99      17,462           17,313            18,360        10,986
   1/31/00      16,377           16,215            17,260        11,012
   2/28/00      17,248           16,655            18,118        11,077
   3/31/00      17,403           17,304            18,403        11,168
   4/30/00      16,413           16,398            17,293        11,175
   5/31/00      15,816           16,001            16,760        11,181
   6/30/00      16,580           16,630            17,463        11,247
   7/31/00      16,019           15,936            16,839        11,266
   8/31/00      16,389           16,078            17,063        11,279
   9/30/00      15,351           15,298            16,113        11,338
  10/31/00     $14,767          $14,940           $15,560       $11,374

As you compare performance, please note that the LB World Growth Fund's performance reflects the maximum 4% sales charge. The performances of the MSCI EAFE Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual stocks or funds represented in these indexes, any charges you would pay would reduce your total return as well.

INSET LEGEND READS:

Lipper Median
International
Fund Stocks
$15,560

Morgan Stanley
Capital International
EAFE Index
$14,940

LB World
Growth Fund
$14,767

Consumer
Price Index
$11,374

INSET BOX ON CHART READS:

LB World Growth Fund
Annualized Total Returns*
---------------------------------------------------------------------
                                                              Since
                                                            Inception
Class A shares           1-Year          5-Year               9/5/95
Net Asset Value           1.78%           9.37%                8.93%
Public Offering Price    -2.27%           8.49%                8.08%

                                                    Since
                                                  Inception
Class B shares                     1-Year          10/31/97
If Held (NAV)                       0.97%             8.20%
If Redeemed (CDSC)                 -4.03%             7.34%

Institutional shares
Net Asset Value                     2.43%             9.45%

*See accompanying notes to Portfolio Management Reviews.



LB Growth Fund

[PHOTO OMITTED: JAMES M. WALLINE]

James M. Walline, a vice president of Lutheran Brotherhood, is a Chartered Financial Analyst and portfolio manager of the LB Growth Fund and the LB Fund. He has been with Lutheran Brotherhood Research Corp. since its inception in 1970.


Large-company growth stocks posted healthy gains early in the 12-month period ended October 31, 2000, but later fell victim to a market rotation that depressed valuations. The Lutheran Brotherhood Growth Fund finished its debut year with a 12.79% total return (based on Class A share NAV), moderately underperforming its Lipper, Inc., peer group of large-capitalization growth funds, which averaged a 15.36% total return. The Fund's market benchmark, the S&P/BARRA Growth Index, gained 2.08% during this time.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Common Stocks                             95.2%
Short-Term Securities                      4.8%

The Fund's portfolio composition and top holdings represent all share classes.

Investor Sentiment Shifts

Early in the reporting period, investors focused their attention on stocks with the very highest growth prospects. This sentiment heavily favored shares issued by rapidly growing technology companies. As increasing numbers of market participants were drawn to this sector, growth stock valuations spiraled upward during the closing months of 1999. Although stocks retreated broadly during January, growth issues quickly regained momentum in February, and continued to flourish through mid-March.

[GRAPHIC OMITTED: TOP 10 HOLDINGS % OF PORTFOLIO]

Top 10 Holdings                                           % of Portfolio
------------------------------------------------------------------------
Cisco Systems, Inc.                                                 3.7%
EMC Corp.                                                           3.3%
General Electric Co.                                                3.2%
Pfizer, Inc.                                                        3.0%
Sun Microsystems, Inc.                                              2.6%
Intel Corp.                                                         2.3%
Microsoft Corp.                                                     2.0%
Citigroup, Inc.                                                     1.8%
Corning, Inc.                                                       1.6%
Nokia Corp.                                                         1.6%

These holdings represent 25.1% of the total investment portfolio.

The second quarter of 2000 was marked by increasing volatility in the equity markets. Much of this instability stemmed from the Federal Reserve's decision to raise short-term interest rates, but the rapid run-up in stock valuations also gave investors reason for concern. Although many large growth companies still possessed solid business fundamentals, stock valuations had, in many cases, begun to outpace earnings prospects. As a result, growth stocks continued their turbulent trading patterns through October.

Despite several shifts in market sentiment during the period, we chose to maintain sector allocations that were largely neutral to the Fund's peer group. However, we did increase positions in many of the Fund's core holdings as valuations became more attractive. Particularly noteworthy was the solid performance of the Fund's utility holdings, which are not traditionally regarded as growth issues. Nonetheless, this sector has witnessed explosive growth in recent years, resulting from the build-out of infrastructure for the Internet, and technology companies' increasing dependence on high-quality, uninterrupted power sources.

[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

TOP 10 INDUSTRIES
------------------------------------------------------------------------
Computers - Software & Services                                     9.3%

Communications Equipment                                            8.7%

Electronics                                                         6.9%

Health Care - Drugs & Pharmaceuticals                               6.6%

Computers - Hardware                                                5.4%

Retail                                                              4.8%

Financial - Diversified                                             4.6%

Computers - Networking                                              4.3%

Electrical Equipment                                                4.1%

Computers - Peripherals                                             3.3%

These holdings represent 58.0% of the Fund's total investment portfolio.


Outlook

While recent market uncertainty has led to disappointing results for equity growth investors, it is important to bear in mind that much of this fallout was a natural outcome of tighter monetary policy and unsustainable valuations. As investors gradually adjust to lower earnings expectations, we believe the market for large-company growth stocks will once again stabilize-provided the economy is able to maintain a steady rate of growth. In the meantime, there are still pockets within the stock market vulnerable to further price adjustments, which could lead to further near-term volatility.


LB Growth Fund seeks long-term growth of capital by investing primarily in common stocks of large companies that show above average potential for growth in earnings.

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts

Inception Date:          10/29/99

Shareholder
Accounts:                 10,379

Total Net Assets
(in millions):            $39.4

Regardless of market conditions, we will continue to invest in high-quality, leading-edge companies within each major growth sector of the U.S. economy. In addition, we will seek to minimize the effects of market rotation by using a sector weighting that is neutral to the Fund's peer group, and by investing in a wide range of large-company stocks. We believe this strategy will ultimately translate into solid, long-term performance for our shareholders.

[GRAPHIC WORM CHART OMITTED:]

Performance Through October 31, 2000

Growth of a $10,000 Investment
Class A shares (since 10/29/99)

                                   S&P            Lipper
                   LB             BARRA           Median       Consumer
   Month End     Growth           Growth         Large Cap       Price
    Date          Fund            Index         Growth Funds     Index
------------------------------------------------------------------------
  10/29/99      10,000           10,000            10,000        10,000
  11/30/99      10,064           10,428            10,504        10,006
  12/31/99      11,140           11,200            11,652        10,006
   1/31/00      10,686           10,454            11,160        10,030
   2/28/00      11,076           10,673            11,798        10,089
   3/31/00      12,054           11,661            12,504        10,172
   4/30/00      11,385           11,083            11,855        10,178
   5/31/00      10,774           10,631            11,186        10,184
   6/30/00      11,518           11,489            12,009        10,244
   7/31/00      11,309           10,978            11,772        10,262
   8/31/00      12,269           11,613            12,816        10,273
   9/30/00      11,379           10,480            11,917        10,327
  10/31/00     $10,826          $10,208           $11,270       $10,360

As you compare performance, please note that the LB Growth Fund's performance reflects the maximum 4% sales charge. The performances of the S&P/BARRA Growth Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual stocks or funds represented in these indexes, any charges you would pay would reduce your total return as well.

INSET LEGEND READS:

Lipper Median
Large Cap
Growth Funds
$11,270

LB Growth
Fund
$10,826

Consumer
Price Index
$10,360

S&P BARRA
Growth Index
$10,208


LB Growth Fund
Annualized Total Returns*
-----------------------------------------------------------
                                                    Since
                                                  Inception
Class A shares                     1-Year         10/29/99
Net Asset Value                    12.79%          12.79%
Public Offering Price               8.26%           8.26%

                                                    Since
                                                  Inception
Class B shares                     1-Year          10/29/99
If Held (NAV)                      11.94%           11.94%
If Redeemed (CDSC)                  6.94%            6.94%

Institutional shares
Net Asset Value                    13.64%           13.64%

*See accompanying notes to Portfolio Management Reviews.



LB Fund

[PHOTO OMITTED: JAMES M. WALLINE]

James M. Walline, a vice president of Lutheran Brotherhood, is a Chartered Financial Analyst and portfolio manager of the LB Fund and the LB Growth Fund. He has been with Lutheran Brotherhood Research Corp. since its inception in 1970.


Large-company stocks generally underperformed small- and medium-company issues during the 12-month period ended October 31, 2000, while growth and value stocks flourished independently of each other. For the period, the Lutheran Brotherhood Fund posted a 5.07% total return (based on Class A share NAV), while its Lipper, Inc., peer group of large-capitalization core stock funds averaged a returned 9.64%. The Fund's market benchmark, the S&P 500 Index, gained 6.09% during this time.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Common Stocks                             95.5%
Short-Term Securities                      4.5%

Growth Gives Way to Value

The 12-month fiscal year was marked by several sharp reversals in market sentiment. Early in the period, small- and medium-capitalization growth stocks performed particularly well, led by a remarkable advance in technology issues. While a number of strategically positioned, large growth companies also shared in these gains, market breadth was much narrower among large companies than among smaller ones, resulting in lower overall returns for large-company stocks.

 [GRAPHIC OMITTED: TOP 10 HOLDINGS % OF PORTFOLIO]

Top 10 Holdings                                           % of Portfolio
------------------------------------------------------------------------
General Electric Co.                                                4.0%
Cisco Systems, Inc.                                                 3.2%
Intel Corp.                                                         2.7%
Pfizer, Inc.                                                        2.5%
Microsoft Corp.                                                     2.5%
American International Group, Inc.                                  2.4%
EMC Corp.                                                           2.4%
Citigroup, Inc.                                                     2.4%
ExxonMobil Corp.                                                    2.2%
Sun Microsystems, Inc.                                              1.8%

These holdings represent 26.1% of the total investment portfolio.

March ushered in significant market upheaval, as reports of economic strength rekindled fears of higher short-term interest rates. Equity markets continued to struggle over the following months, as investors anticipated further monetary tightening. These expectations were realized in mid-May, when the Federal Reserve ratcheted up the targeted federal funds rate to 6.50%, the sixth consecutive rate hike since June 1999.

Growth stocks rallied again in June, but remained volatile throughout the remainder of the period, while value stocks experienced healthy gains. We selectively added to the Fund's nucleus of high-quality stocks as opportunities arose. Over the course of the period, strong performances came from a wide range of companies and industries-including best-of-breed technology firms such as Oracle, EMC Corp. and Cisco Systems, as well as leaders in the healthcare industry, such as Abbott Laboratories and Medtronic. As a result of rising energy prices, stocks in the energy sector also performed well, led by Anadarko Petroleum, Schlumberger and ExxonMobil.

[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

TOP 10 INDUSTRIES
------------------------------------------------------------------------
Health Care - Drugs & Pharmaceuticals                               6.9%

Oil & Gas                                                           6.6%

Computers - Software & Services                                     6.2%

Financial - Diversified                                             6.2%

Electrical Equipment                                                5.2%

Electronics                                                         5.1%

Communications Equipment                                            5.0%

Retail                                                              4.5%

Computers - Hardware                                                4.4%

Banks                                                               3.7%

These holdings represent 53.8% of the Fund's total investment portfolio.

Outlook

Over the coming year, investors will likely be more concerned with the direction of corporate earnings than with other issues that preoccupied the markets in 2000, such as monetary policy and inflation. While most companies' earnings are still growing, they are doing so at a slower rate than investors have become accustomed to in recent years. As a result, it will take time for market participants to adjust their expectations, which could lead to further choppiness in the equity markets.

LB Fund seeks long-term growth of capital and income by investing primarily in common stocks of leading U.S. companies.

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts
Inception Date:            6/2/70

Shareholder
Accounts:                 140,833

Total Net Assets
(in millions):           $1,586.4

Fortunately, overall market breadth has improved dramatically, and value-oriented investors are finally being rewarded for their patience. This trend should benefit investors in the Fund, due to its blended investment approach, and provide exposure to both growth and value shares. As the disparity in performance between growth and value stocks narrows, we expect the recent emphasis on company fundamentals to continue, making stock selection critical. As always, we will focus on large companies with strong management teams, leading positions within their industries and high returns on invested capital. Over the long run, we believe companies with these characteristics will outperform their peers, and provide the best performance for our shareholders.

[GRAPHIC WORM CHART OMITTED:]

Performance Through October 31, 2000

Growth of a $10,000 Investment
Class A shares (since 10/31/90)


                          Standard & Poor's       Lipper        Consumer
   Month End                 500 Stock       Median Large-Cap    Price
     Date         LB Fund      Index             Core Funds      Index
-----------------------------------------------------------------------
  10/31/90        10,000       10,000            10,000          10,000
  11/30/90        10,107       10,634            10,586          10,022
  12/31/90        10,334       10,931            10,893          10,022
   1/31/91        10,841       11,418            11,421          10,082
   2/28/91        11,539       12,215            12,167          10,097
   3/31/91        11,749       12,515            12,449          10,112
   4/30/91        11,812       12,557            12,459          10,127
   5/31/91        12,354       13,080            12,959          10,157
   6/30/91        11,666       12,487            12,411          10,187
   7/31/91        12,267       13,084            12,931          10,202
   8/31/91        12,638       13,378            13,227          10,232
   9/30/91        12,427       13,156            13,108          10,277
  10/31/91        12,690       13,349            13,308          10,292
  11/30/91        12,228       12,795            12,784          10,322
  12/31/91        13,721       14,259            14,048          10,330
   1/31/92        13,516       14,009            14,046          10,345
   2/28/92        13,657       14,173            14,283          10,382
   3/31/92        13,311       13,898            14,036          10,434
   4/30/92        13,406       14,323            14,256          10,449
   5/31/92        13,530       14,372            14,345          10,464
   6/30/92        13,206       14,161            14,056          10,502
   7/31/92        13,609       14,758            14,526          10,524
   8/31/92        13,360       14,441            14,251          10,554
   9/30/92        13,547       14,609            14,421          10,584
  10/31/92        13,812       14,677            14,512          10,622
  11/30/92        14,400       15,155            15,047          10,637
  12/31/92        14,516       15,345            15,274          10,629
   1/31/93        14,795       15,487            15,447          10,682
   2/28/93        14,843       15,681            15,561          10,719
   3/31/93        15,272       16,013            15,963          10,757
   4/30/93        15,014       15,644            15,671          10,787
   5/31/93        15,389       16,037            16,037          10,802
   6/30/93        15,440       16,090            16,087          10,817
   7/31/93        15,306       16,042            16,073          10,817
   8/31/93        15,757       16,635            16,661          10,846
   9/30/93        15,731       16,507            16,651          10,869
  10/31/93        15,892       16,865            16,887          10,914
  11/30/93        15,479       16,686            16,658          10,921
  12/31/93        15,777       16,895            17,021          10,921
   1/31/94        16,339       17,481            17,552          10,951
   2/28/94        15,893       16,990            17,210          10,989
   3/31/94        15,121       16,253            16,488          11,026
   4/30/94        15,156       16,475            16,643          11,041
   5/31/94        15,326       16,717            16,803          11,049
   6/30/94        14,906       16,308            16,420          11,086
   7/31/94        15,354       16,861            16,872          11,116
   8/31/94        15,909       17,540            17,516          11,161
   9/30/94        15,641       17,109            17,127          11,191
  10/31/94        15,874       17,507            17,312          11,199
  11/30/94        15,228       16,858            16,675          11,214
  12/31/94        15,239       17,106            16,852          11,214
   1/31/95        15,608       17,562            17,093          11,258
   2/28/95        16,050       18,233            17,734          11,303
   3/31/95        16,337       18,778            18,190          11,341
   4/30/95        16,817       19,340            18,635          11,378
   5/31/95        17,368       20,084            19,237          11,401
   6/30/95        17,938       20,552            19,641          11,423
   7/31/95        18,736       21,249            20,285          11,423
   8/31/95        18,528       21,292            20,401          11,453
   9/30/95        19,226       22,188            21,032          11,476
  10/31/95        19,262       22,124            20,798          11,513
  11/30/95        20,153       23,077            21,713          11,506
  12/31/95        20,121       23,523            22,093          11,498
   1/31/96        20,687       24,339            22,694          11,566
   2/28/96        20,941       24,548            22,996          11,603
   3/31/96        21,047       24,789            23,290          11,663
   4/30/96        21,458       25,165            23,630          11,708
   5/31/96        21,829       25,787            24,075          11,730
   6/30/96        21,703       25,888            24,041          11,738
   7/31/96        20,654       24,754            23,012          11,760
   8/31/96        21,213       25,269            23,640          11,783
   9/30/96        22,320       26,686            24,728          11,820
  10/31/96        22,654       27,439            25,227          11,858
  11/30/96        24,304       29,502            26,915          11,880
  12/31/96        23,587       28,918            26,581          11,880
   1/31/97        25,071       30,743            27,711          11,918
   2/28/97        25,028       30,967            27,874          11,955
   3/31/97        24,051       29,691            26,865          11,985
   4/30/97        25,517       31,476            27,859          12,000
   5/31/97        26,792       33,367            29,567          11,993
   6/30/97        27,929       34,866            30,717          12,008
   7/31/97        29,993       37,641            33,024          12,023
   8/31/97        28,312       35,525            31,845          12,045
   9/30/97        29,643       37,483            33,453          12,075
  10/31/97        28,768       36,246            32,262          12,105
  11/30/97        29,739       37,910            33,178          12,097
  12/31/97        30,168       38,562            33,743          12,082
   1/31/98        30,487       39,005            33,830          12,105
   2/28/98        32,626       41,802            36,168          12,127
   3/31/98        34,440       43,946            37,806          12,150
   4/30/98        34,783       44,395            38,090          12,172
   5/31/98        33,860       43,604            37,328          12,195
   6/30/98        35,144       45,379            37,914          12,210
   7/31/98        34,398       44,907            37,000          12,225
   8/31/98        28,693       38,409            31,517          12,240
   9/30/98        30,355       40,860            33,238          12,255
  10/31/98        33,104       44,206            35,717          12,285
  11/30/98        34,973       46,876            37,578          12,285
  12/31/98        37,198       49,581            39,205          12,277
   1/31/99        39,073       51,653            40,628          12,307
   2/28/99        38,249       50,047            39,267          12,322
   3/31/99        40,250       52,049            40,877          12,360
   4/30/99        41,088       54,079            42,083          12,449
   5/31/99        39,624       52,802            41,048          12,449
   6/30/99        42,145       55,733            43,433          12,449
   7/31/99        40,560       53,994            42,195          12,487
   8/31/99        40,241       53,724            41,862          12,517
   9/30/99        39,061       52,252            40,844          12,577
  10/31/99        41,578       55,559            43,332          12,599
  11/30/99        42,737       56,693            44,381          12,607
  12/31/99        44,823       60,032            47,376          12,607
   1/31/00        42,895       57,018            45,178          12,637
   2/28/00        42,740       55,941            44,939          12,712
   3/31/00        46,416       61,412            49,005          12,817
   4/30/00        44,873       59,563            47,442          12,824
   5/31/00        43,454       58,342            46,161          12,831
   6/30/00        45,097       59,783            47,592          12,906
   7/31/00        44,572       58,851            46,883          12,929
   8/31/00        47,366       62,505            49,987          12,944
   9/30/00        44,688       59,205            47,243          13,011
  10/31/00       $43,685      $58,956           $46,529         $13,053

As you compare performance, please note that the LB Fund's performance reflects the maximum 4% sales charge. The performances of the S&P 500 Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual stocks or funds represented in these indexes, any charges you would pay would reduce your total return as well.

INSET LEGEND READS:

Standard & Poor's
500 Stock Index
$59,956

Lipper Median
Large-Cap
Core Funds
$46,529

LB Fund
$43,685

Consumer
Price Index
$13,053

INSET BOX ON CHART READS:

LB Fund
Annualized Total Returns*
Class A shares                  1-Year         5-Year       10-Year
Net Asset Value                  5.07%         17.77%        16.34%
Public Offering Price            0.87%         16.82%        15.87%
                                               Since
                                             Inception
Class B shares                  1-Year        10/31/97
If Held (NAV)                    4.32%          14.10%
If Redeemed (CDSC)              -0.68%          13.33%

Institutional shares
Net Asset Value                  5.36%          15.23%

*See accompanying notes to Portfolio Management Reviews.



LB Value Fund

[PHOTO OMITTED: HAROLD R. GOLDSTEIN]

Harold R. Goldstein is a Chartered Financial Analyst and portfolio manager of the LB Value Fund. He has worked in investment sales and management since 1982 and has been with Lutheran Brotherhood since 1993.


Bolstered by strong stock selection, the Lutheran Brotherhood Value Fund generated solid returns for its shareholders over the course of its debut year. For the 12-month period ended October 31, 2000, the Fund posted an 8.76% total return (based on Class A share NAV), outperforming its Lipper, Inc., peer group of large-capitalization value stock funds, which averaged a 6.93% total return. The Fund's market benchmark, the S&P/BARRA Value Index, returned 9.67% during the period.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)]

Common Stocks                                    92.3%
Short-Term Securities                             7.7%

The Fund's portfolio composition and top holdings represent all share classes.


Careful Stock Selection Key

The Fund was introduced during the waning months of a period in which growth stocks soundly outperformed value stocks. By investing in several key growth companies, however, while avoiding highly cyclical issues, we were able to weather initial investor indifference toward value stocks and generate positive returns early in the period. As was the case throughout the 12-month period, careful stock selection was pivotal to the Fund's early performance.

[GRAPHIC OMITTED: TOP 10 HOLDINGS % OF PORTFOLIO]

Top 10 Holdings                                     % of Portfolio
----------------------------------------------------------------------
ExxonMobil Corp.                                                  2.8%
Citigroup, Inc.                                                   2.5%
General Electric Co.                                              2.3%
American International Group, Inc.                                2.2%
Verizon Communications                                            1.7%
Federal National Mortgage Association                             1.6%
SBC Communications, Inc.                                          1.5%
Intel Corp.                                                       1.5%
International Business Machines Corp.                             1.3%
Microsoft Corp.                                                   1.2%

These holdings represent 18.6% of the total investment portfolio.

March ushered in a rapid market rotation, as investors began reassessing lofty growth stock valuations and placing greater emphasis on company fundamentals. Consequently, many growth stocks that had witnessed meteoric rises in price-to-earnings multiples fell quickly out of favor. Although value stocks briefly flourished in this environment, it was not until July that they were able to consistently outperform growth issues.

While stocks in several key sectors such as energy, financial and utilities generated the best overall returns during the reporting period, we did not make changes to the Fund's sector weightings in response to those trends. Strong performances came from holdings across a wide range of sectors, including Tenet Healthcare and Warner Lambert (healthcare), Dynegy, Enron and Weatherford (energy), MBNA and Bank of New York (financial), and Harley-Davidson (leisure).

Outlook

Over the past 16 months, central banks around the world have made a concerted effort to reign in economic growth rates by tightening monetary policy. These actions, coupled with sharply rising energy prices, provide strong evidence that the coming year will bring a global slowdown in economic activity. More sustainable economic growth rates could stabilize U.S. financial markets by reducing the risk of inflation, but might also hurt corporate earnings growth in the process. A spate of earnings disappointments in September and October already provided investors with reason for concern.


[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

Top 10 Industries
----------------------------------------------------------------------
Financial - Diversified                                           7.6%

Oil & Gas                                                         6.6%

Insurance                                                         5.9%

Telephone & Telecommunications                                    5.8%

Banks                                                             5.7%

Utilities                                                         5.3%

Health Care - Drugs & Pharmaceuticals                             4.6%

Health Care - Diversified                                         3.7%

Electrical Equipment                                              3.7%

Manufacturing                                                     3.7%

These holdings represent 52.6% of the Fund's total investment portfolio.

LB Value Fund seeks long-term growth of capital by investing primarily in common stocks of large companies that are considered undervalued.

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts

Inception Date:          10/29/99

Shareholder
Accounts:                  4,573

Total Net Assets
(in millions):             $22.6

Fortunately, value stocks have continued to thrive in the midst of this uncertainty. After an extended period of neglect, the attractive valuations and appealing risk/reward characteristics of value stocks have attracted renewed investor interest. Looking ahead, we believe this momentum will likely carry into the coming year. Nonetheless, we remain concerned about the potential for slowing corporate earnings growth. In light of these fragile conditions, we plan to invest only in stocks issued by well-run organizations with competitive, leading-edge market positions and sustainable earnings growth potential. We believe this continued commitment to prudent stock selection, in conjunction with our current sector-neutral approach, will position the Fund well for its second year.


[GRAPHIC WORM CHART OMITTED:]

Performance Through October 31, 2000

Growth of a $10,000 Investment
Class A shares (since 10/29/99)

                                   S&P            Lipper
                   LB             BARRA           Median        Consumer
   Month End      Value           Value         Large Cap        Price
    Date          Fund            Index         Value Funds      Index
------------------------------------------------------------------------
  10/31/99      10,000           10,000            10,000        10,000
  11/30/99       9,662            9,941            10,062        10,006
  12/31/99      10,013           10,315            10,380        10,006
   1/31/00       9,662            9,987             9,963        10,030
   2/28/00       9,364            9,363             9,575        10,089
   3/31/00      10,298           10,339            10,501        10,172
   4/30/00      10,166           10,270            10,392        10,178
   5/31/00      10,060           10,302            10,362        10,184
   6/30/00      10,033            9,895            10,280        10,244
   7/31/00      10,013           10,093            10,217        10,262
   8/31/00      10,636           10,770            10,847        10,273
   9/30/00      10,325           10,768            10,584        10,327
  10/31/00     $10,444          $10,969           $10,754       $10,360

As you compare performance, please note that the LB Value Fund's performance reflects the maximum 4% sales charge. The performances of the S&P/BARRA Value Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual stocks or funds represented in these indexes, any charges you would pay would reduce your total return as well.

INSET LEGEND READS:

S&P BARRA
Value Index
$10,969

Lipper Median
Large Cap
Value Funds
$10,754

LB Value
Fund
$10,444

Consumer
Price Index
$10,360


LB Value Fund
Annualized Total Returns*
-----------------------------------------------------------
                                                    Since
                                                  Inception
Class A shares                     1-Year         10/29/99
Net Asset Value                     8.76%           8.76%
Public Offering Price               4.44%           4.44%

                                                    Since
                                                  Inception
Class B shares                     1-Year          10/29/99
If Held (NAV)                       7.93%            7.93%
If Redeemed (CDSC)                  2.93%            2.93%

Institutional shares
Net Asset Value                     9.45%            9.45%

*See accompanying notes to Portfolio Management Reviews.



LB High Yield Fund

[PHOTO OMITTED: PAUL J. OCENASEK]

Paul J. Ocenasek, an assistant vice president of Lutheran Brotherhood, is a Chartered Financial Analyst and portfolio manager of the LB High Yield Fund. Paul has managed the Fund since 1998 and has been with Lutheran Brotherhood since 1987.


Amid heightened market turmoil, high-yield bonds gave back their earlier gains and finished the 12-month period ended October 31, 2000, sharply lower. Overall, the Lutheran Brotherhood High Yield Fund produced a -5.21% total return for the reporting period (based on Class A share NAV), while its Lipper, Inc., peer group of high-yield funds averaged a total return of -2.77%. The Fund's market benchmark, the Lehman Brothers High Yield Index, returned -1.61% over this same time.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)]

Corporate Bonds                                 80.9%
Preferred Stocks--Non-Convertible                9.6%
Short-Term Securities                            4.8%
Common Stocks & Stock Warrants                   2.3%
Preferred Stocks--Convertible                    2.1%
Foreign Government Bonds                         0.3%

The Fund's portfolio composition and top holdings represent all share classes.


Tale of Two Markets

The 12-month fiscal period was marked by sharply divergent trends in the high-yield bond market, leading to fluctuations in high-yield share prices industry wide. Early on, rapidly expanding growth stock valuations -- typically a barometer for high-yield bond performance -- triggered a subsequent rise in high-yield share prices. Due primarily to our overweighting of media and telecommunications issues, the Fund outperformed its peer group by a healthy margin during much of this time.


[GRAPHIC OMITTED: TOP 10 INDUSTRIES % OF PORTFOLIO]

Top 10 Industries                                       % of Portfolio
----------------------------------------------------------------------
Broadcasting & Media                                             14.2%
Telecommunications -- Wireline                                   13.3%
Telecommunications -- Wireless                                   12.7%
Utilities                                                         4.8%
Telecommunications -- Data/Internet                               3.9%
Packaging & Containers                                            3.2%
Health Care Services                                              3.1%
Technology -- Hardware                                            2.1%
Machinery & Equipment                                             2.0%
Health Care Management                                            1.9%

These bond holdings represent 61.2% of the total investment portfolio.

High-yield market conditions began to deteriorate in March, however, in response to both volatility in the equity markets, as well as renewed inflation concerns. As the Federal Reserve continued its efforts to tighten monetary policy through May, we systematically reduced our exposure to cyclical industries adversely affected by rising interest rates -- including machinery and equipment, chemicals and paper. In addition, we strengthened the Fund's cash position by taking profits from equity warrant holdings as opportunities arose. Both of these structural adjustments provided the Fund with a cushion during the ensuing months.

Tightening Credit Standards

High-yield bond prices remained stable throughout the early summer, but dropped precipitously in August, September and October. This downdraft was fueled largely by a wave of corporate earnings disappointments across the telecommunications industry, as well as a tightening of lenders' credit standards. Access to capital is particularly critical to high-yield issuers, as many firms are in the early stages of growth and require a steady inflow of cash to finance their operations. Accordingly, as sources of funding dried up during the period's final months, the number of high-yield companies in distress steadily increased, compounding an already-disappointing earnings picture. Although high-yield funds as a whole sustained losses during this time, our significant exposure to the telecommunications industry hurt the Fund's relative performance.



[GRAPHIC BAR CHART OMITTED: MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

Aaa            0.0%

Aa             0.0%

A              0.4%

Baa            3.4%

Ba            19.9%

B             57.2%

Caa           14.2%

Ca             0.4%

C              0.0%

D              0.3%

NR             4.2%



[GRAPHIC OMITTED: TOP 10 HOLDINGS BY ISSUER % OF PORTFOLIO]

Top 10 Holdings by Issuer                            % of Portfolio
----------------------------------------------------------------------
Nextel Communications, Inc.                                1.7%
CSC Holdings, Inc.                                         1.4%
HEALTHSOUTH Corp.                                          1.4%
Intermedia Communications, Inc.                            1.4%
Dobson Communications Corp.                                1.1%
TNP Enterprises, Inc.                                      1.0%
PRIMEDIA, Inc.                                             1.0%
Paxson Communications Corp.                                0.9%
Millicom International Cellular                            0.9%
Callahan Nordrhein-Westfalen, Sr. Notes                    0.8%

These holdings represent 11.6% of the Fund's total investment portfolio.


LB High Yield Fund seeks high current income and, secondarily, growth of capital by investing primarily in high-yielding ("junk") corporate bonds.***

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts

Inception Date:          4/3/87

Shareholder
Accounts:                69,747

Total Net Assets
(in millions):           $789.7


Outlook

While late earnings disappointments in the telecommunications industry dampened high-yield performance for the period, lower overall prices have translated into attractive valuations for many financially sound companies. Going forward, we plan to make the most of these conditions by selectively trimming our exposure to higher-risk issues, while gradually increasing our positions in undervalued issues that we believe possess significant long-term yield potential.

While high-yield share prices have recently trended downward across the industry, it is important to note that a major portion of the Lutheran Brotherhood High Yield Fund's total return comes in the form of dividend income. Although investing in high-yield bonds involves a fair degree of inherent risk, investors are currently being compensated for this risk in the form of current yields that are among the highest ever recorded. In light of these conditions, we believe that high-yield bonds remain a compelling component of a diversified investment portfolio.


[GRAPHIC WORM CHART OMITTED:]

Performance Through October 31, 2000

Growth of a $10,000 Investment
Class A shares (since 10/31/90)

                                Lehman        Lipper
                 LB High         High        Median
  Month End       Yield         Yield         High         Consumer
    Date          Fund          Index        Current      Price Index
---------------------------------------------------------------------
  10/31/90     10,000         10,000        10,000         10,000
  11/30/90      9,752         10,312        10,040         10,022
  12/31/90      9,909         10,370        10,071         10,022
   1/31/91      9,965         10,655        10,212         10,082
   2/28/91     10,693         11,821        10,945         10,097
   3/31/91     11,203         12,517        11,490         10,112
   4/30/91     11,611         13,030        11,932         10,127
   5/31/91     11,715         13,053        12,006         10,157
   6/30/91     12,047         13,440        12,259         10,187
   7/31/91     12,384         13,870        12,624         10,202
   8/31/91     12,566         14,189        12,862         10,232
   9/30/91     12,765         14,386        13,078         10,277
  10/31/91     13,224         14,867        13,495         10,292
  11/30/91     13,427         14,944        13,620         10,322
  12/31/91     13,485         15,159        13,739         10,330
   1/31/92     14,109         15,693        14,284         10,345
   2/28/92     14,504         16,080        14,626         10,382
   3/31/92     14,767         16,280        14,852         10,434
   4/30/92     14,895         16,342        14,959         10,449
   5/31/92     15,128         16,572        15,178         10,464
   6/30/92     15,215         16,728        15,331         10,502
   7/31/92     15,478         16,980        15,605         10,524
   8/31/92     15,690         17,203        15,804         10,554
   9/30/92     15,850         17,378        15,966         10,584
  10/31/92     15,563         17,133        15,700         10,622
  11/30/92     15,834         17,349        15,932         10,637
  12/31/92     16,198         17,547        16,144         10,629
   1/31/93     16,863         18,058        16,583         10,682
   2/28/93     17,067         18,375        16,903         10,719
   3/31/93     17,396         18,612        17,238         10,757
   4/30/93     17,465         18,774        17,374         10,787
   5/31/93     17,761         18,998        17,649         10,802
   6/30/93     18,309         19,397        18,058         10,817
   7/31/93     18,455         19,585        18,237         10,817
   8/31/93     18,602         19,749        18,372         10,846
   9/30/93     18,594         19,801        18,429         10,869
  10/31/93     19,177         20,201        18,842         10,914
  11/30/93     19,249         20,298        18,962         10,921
  12/31/93     19,578         20,549        19,243         10,921
   1/31/94     20,154         20,995        19,701         10,951
   2/28/94     20,085         20,941        19,663         10,989
   3/31/94     19,340         20,149        19,030         11,026
   4/30/94     19,044         20,012        18,754         11,041
   5/31/94     19,119         20,022        18,797         11,049
   6/30/94     19,130         20,084        18,771         11,086
   7/31/94     18,976         20,255        18,737         11,116
   8/31/94     19,115         20,399        18,748         11,161
   9/30/94     19,025         20,401        18,748         11,191
  10/31/94     19,087         20,450        18,730         11,199
  11/30/94     18,628         20,192        18,479         11,214
  12/31/94     18,542         20,341        18,501         11,214
   1/31/95     18,626         20,618        18,651         11,258
   2/28/95     19,336         21,325        19,158         11,303
   3/31/95     19,534         21,556        19,332         11,341
   4/30/95     20,006         22,103        19,804         11,378
   5/31/95     20,412         22,722        20,244         11,401
   6/30/95     20,523         22,874        20,307         11,423
   7/31/95     21,169         23,162        20,664         11,423
   8/31/95     21,258         23,234        20,720         11,453
   9/30/95     21,441         23,520        20,966         11,476
  10/31/95     21,555         23,666        21,134         11,513
  11/30/95     21,813         23,874        21,276         11,506
  12/31/95     22,136         24,249        21,599         11,498
   1/31/96     22,667         24,676        22,048         11,566
   2/29/96     23,249         24,695        22,236         11,603
   3/31/96     23,022         24,678        22,153         11,663
   4/30/96     23,142         24,732        22,328         11,708
   5/31/96     23,362         24,881        22,503         11,730
   6/30/96     23,181         25,087        22,532         11,738
   7/31/96     22,999         25,203        22,653         11,760
   8/31/96     23,378         25,475        23,014         11,783
   9/30/96     24,147         26,089        23,617         11,820
  10/31/96     24,064         26,290        23,744         11,858
  11/30/96     24,295         26,808        24,183         11,880
  12/31/96     24,562         27,001        24,471         11,880
   1/31/97     24,854         27,265        24,716         11,918
   2/28/97     25,173         27,715        25,158         11,955
   3/31/97     24,382         27,302        24,658         11,985
   4/30/97     24,380         27,589        24,857         12,000
   5/31/97     25,314         28,179        25,496         11,993
   6/30/97     26,005         28,571        25,909         12,008
   7/31/97     26,898         29,357        26,583         12,023
   8/31/97     26,980         29,289        26,636         12,045
   9/30/97     27,801         29,869        27,259         12,075
  10/31/97     27,537         29,896        27,153         12,105
  11/30/97     27,592         30,183        27,370         12,097
  12/31/97     27,872         30,449        27,677         12,082
   1/31/98     28,439         30,997        28,208         12,105
   2/28/98     28,829         31,180        28,420         12,127
   3/31/98     29,192         31,473        28,781         12,150
   4/30/98     29,039         31,595        28,861         12,172
   5/31/98     28,946         31,706        28,867         12,195
   6/30/98     29,071         31,820        28,893         12,210
   7/31/98     29,226         32,001        29,095         12,225
   8/31/98     26,927         30,235        27,126         12,240
   9/30/98     26,548         30,371        26,944         12,255
  10/31/98     26,008         29,748        26,359         12,285
  11/30/98     27,264         30,983        27,819         12,285
  12/31/98     27,331         31,017        27,719         12,277
   1/31/99     27,758         31,476        28,135         12,307
   2/28/99     27,658         31,290        28,039         12,322
   3/31/99     27,959         31,588        28,446         12,360
   4/30/99     28,855         32,201        29,058         12,449
   5/31/99     28,331         31,766        28,520         12,449
   6/30/99     28,523         31,699        28,500         12,449
   7/31/99     28,680         31,826        28,526         12,487
   8/31/99     28,283         31,473        28,249         12,517
   9/30/99     28,129         31,246        28,085         12,577
  10/31/99     28,009         31,040        28,021         12,599
  11/30/99     28,635         31,406        28,491         12,607
  12/31/99     29,258         31,758        28,828         12,607
   1/31/00     29,315         31,621        28,655         12,637
   2/28/00     29,885         31,681        28,835         12,712
   3/31/00     29,315         31,016        28,371         12,817
   4/30/00     28,855         31,066        28,345         12,824
   5/31/00     28,279         30,746        27,895         12,831
   6/30/00     28,755         31,373        28,411         12,906
   7/31/00     28,547         31,611        28,516         12,929
   8/31/00     28,457         31,826        28,690         12,944
   9/30/00     27,858         31,549        28,294         13,011
  10/31/00    $26,548        $30,540       $27,391        $13,053

As you compare performance, please note that the LB High Yield Fund's performance reflects the maximum 4% sales charge. The performances of the Lehman High Yield Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual bonds or funds represented in these indexes, any charges you would pay would reduce your total return as well.

INSET LEGEND READS:

Lehman High
Yield Index
$30,540

Lipper Median
High Current
$27,391

LB High Yield
Fund
$26,548

Consumer
Price Index
$13,053


INSET BOX ON CHART READS:

LB High Yield Fund
Annualized Total Returns*
-----------------------------------------------------------
Class A shares                1-Year     5-Year     10-Year
Net Asset Value               -5.21%      4.25%      10.70%
Public Offering Price         -9.03%      3.40%      10.25%
                                          Since
                                        Inception
Class B shares                1-Year    10/31/97
If Held (NAV)                 -5.79%      -1.89%
If Redeemed (CDSC)           -10.50%      -2.88%

Institutional shares
Net Asset Value               -4.81%      -0.91%

*See accompanying notes to Portfolio Management Reviews.




LB Income Fund

[PHOTO OMITTED: MICHAEL G. LANDREVILLE]

Michael G. Landreville, an assistant vice president of Lutheran Brotherhood, is a Chartered Financial Analyst and portfolio manager of the LB Income Fund and the LB Limited Maturity Bond Fund. He has been with Lutheran Brotherhood since 1983 and is also a Certified Public Accountant.


Investment-grade bonds flourished during the second half of the 12-month fiscal year ended October 31, 2000, overcoming investor uncertainty earlier in the period. The Lutheran Brotherhood Income Fund generated a 6.02% total return (based on Class A share NAV), outpacing its Lipper, Inc., peer group of corporate debt A-rated funds, which averaged an annual total return of 5.48% during this time. The Fund's market benchmark, the Lehman Brothers Aggregate Bond Index, posted a 7.30% total return for the period.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Corporate Bonds                 41.2%

Short-Term Securities           18.5%

U.S. Government                 14.9%

Asset-Backed Securities         11.1%

Mortagage-Backed--Securities     6.3%

Foreign Government Bonds         4.1%

U.S. Government Agency           3.1%

Preferred Stocks                 0.7%

Common Stocks                    0.1%

The Fund's portfolio composition and top holdings represent all share classes.

Public Policy Key

Early in the reporting period, public policy played a critical role in the performance of investment-grade bonds. The U.S. Treasury Department's decision to repurchase its longer-dated debt, combined with the Federal Reserve's campaign to raise short-term interest rates, led to unusual conditions under which short-term bond yields exceeded longer-term bond yields. Our strategy of maintaining the Fund's moderately long duration proved judicious in this environment, as longer-maturity bonds generally outperformed during the first quarter of 2000. Over this same time, however, the Fund's exposure to corporate bonds dampened returns somewhat, as strong demand for Treasury securities resulted in waning investor interest in corporate issues.

[GRAPHIC OMITTED: TOP 10 HOLDINGS SECURITY % OF PORTFOLIO]

                                                              % Of
Top 10 Holdings                     Security                Portfolio
----------------------------------------------------------------------
U.S. Treasury Bonds (Nov. 2022)     U.S. Government           5.9%
Federal National
Mortgage Association (Nov. 2030)    Mortgage-Backed           4.5%
U.S. Treasury Bonds (Nov. 2016)     U.S. Government           2.8%
U.S. Treasury Bonds (Aug. 2023)     U.S. Government           2.5%
World Financial Network Credit
Card Master Trust                   Asset-Backed              2.2%
Standard Credit Master Trust 1      Asset-Backed              1.9%
Morgan Stanley Dean Witter
Capital I Trust                     Mortgage-Backed           1.8%
U.S. Treasury Bonds (Apr. 2029)     U.S. Government           1.5%
U.S. Treasury Notes (Feb. 2010)     U.S. Government           1.4%
Federal National Mortgage
Association (Apr. 2003)             U.S. Government Agency    1.4%

These holdings represent 25.9% of the the total investment portfolio.


In spite of some volatility during April and May, the performance of longer-maturity corporate bonds at the end of May was relatively flat. During this time, we selectively added to our position in corporates, representing a broad range of industries, while reducing our Treasury holdings and further lengthening the Fund's weighted average maturity. This strategy paid off during the summer months, when longer-dated corporate bonds rallied in response to the Federal Reserve's decision to leave interest rates unchanged. This momentum stalled in October, however, due to slowing growth in the U.S. economy and escalating volatility in the equity markets.

[GRAPHIC BAR CHART OMITTED: MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

Aaa                  42.3%

Aa                   11.2%

A                    13.0%

Baa                  22.5%

Ba                    5.7%

B                     4.9%

Caa                   0.1%

Ca                    0.0%

C                     0.0%

D                     0.0%

NR                    0.3%

Outlook

Since May, economic data have pointed to a gradual slowdown in the U.S. economy, possible evidence that Federal Reserve efforts to curb potential inflation are finally having their desired effect. While decelerating economic growth could ultimately benefit fixed-income investors by putting downward pressure on interest rates, corporate profitability could suffer from a slowing economy. A deteriorating corporate earnings picture could adversely affect performance of the Fund's higher-yielding securities, such as corporate and mortgage-backed bonds.


LB Income Fund seeks high current income while preserving principal and, secondarily, long-term growth of capital by investing primarily in investment-grade bonds and other income-producing securities.

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts

Inception Date:          6/1/72

Shareholder
Accounts:                51,226

Total Net Assets
(in millions):           $666.0

With the Federal Reserve taking a neutral-to-easing posture for the time being, there is reason to believe that interest rates could trend lower during the coming months. Over the near-term, we believe a downward movement in rates could benefit many of the Fund's holdings, as longer-maturity bonds typically thrive in a falling interest rate environment. The direction of Treasury bond prices will also hinge largely on how aggressively the federal government pursues its debt buy-back program with budget surplus. Given these conditions, we will continue to shore up the Fund's credit quality with a diversified blend of high-quality issues, while maintaining our modest overweight in high-yield bonds. We believe this approach will keep the Fund well positioned for the coming year.


[GRAPHIC WORM CHART OMITTED:]

Performance Through October 31, 2000

Growth of a $10,000 Investment
Class A shares (since 10/31/90)

                                 Lehman          Lipper
                                Aggregate        Median
   Month End      LB Income       Bond            Corp.         Consumer
     Date           Fund         Index           Debt A        Price Index
---------------------------------------------------------------------------
  10/31/90         10,000        10,000          10,000          10,000
  11/30/90          9,804        10,215          10,223          10,022
  12/31/90          9,948        10,374          10,382          10,022
   1/31/91         10,070        10,503          10,489          10,082
   2/28/91         10,216        10,592          10,603          10,097
   3/31/91         10,301        10,665          10,675          10,112
   4/30/91         10,448        10,781          10,806          10,127
   5/31/91         10,535        10,843          10,859          10,157
   6/30/91         10,523        10,838          10,840          10,187
   7/31/91         10,649        10,988          10,976          10,202
   8/31/91         10,876        11,226          11,238          10,232
   9/30/91         11,119        11,454          11,483          10,277
  10/31/91         11,196        11,581          11,586          10,292
  11/30/91         11,286        11,687          11,688          10,322
  12/31/91         11,663        12,034          12,106          10,330
   1/31/92         11,528        11,871          11,917          10,345
   2/28/92         11,577        11,948          11,977          10,382
   3/31/92         11,570        11,881          11,917          10,434
   4/30/92         11,617        11,966          11,979          10,449
   5/31/92         11,838        12,193          12,221          10,464
   6/30/92         12,030        12,361          12,399          10,502
   7/31/92         12,318        12,613          12,725          10,524
   8/31/92         12,429        12,740          12,827          10,554
   9/30/92         12,596        12,892          12,986          10,584
  10/31/92         12,392        12,721          12,765          10,622
  11/30/92         12,395        12,723          12,763          10,637
  12/31/92         12,597        12,925          12,976          10,629
   1/31/93         12,854        13,174          13,255          10,682
   2/28/93         13,126        13,404          13,555          10,719
   3/31/93         13,171        13,460          13,603          10,757
   4/30/93         13,260        13,555          13,693          10,787
   5/31/93         13,263        13,572          13,697          10,802
   6/30/93         13,512        13,818          14,001          10,817
   7/31/93         13,632        13,897          14,106          10,817
   8/31/93         13,899        14,140          14,431          10,846
   9/30/93         13,946        14,178          14,474          10,869
  10/31/93         14,007        14,230          14,541          10,914
  11/30/93         13,817        14,110          14,356          10,921
  12/31/93         13,872        14,186          14,418          10,921
   1/31/94         14,051        14,377          14,635          10,951
   2/28/94         13,735        14,127          14,313          10,989
   3/31/94         13,322        13,778          13,938          11,026
   4/30/94         13,205        13,668          13,782          11,041
   5/31/94         13,168        13,667          13,740          11,049
   6/30/94         13,081        13,636          13,693          11,086
   7/31/94         13,362        13,908          13,937          11,116
   8/31/94         13,356        13,925          13,939          11,161
   9/30/94         13,108        13,720          13,722          11,191
  10/31/94         13,053        13,707          13,683          11,199
  11/30/94         13,063        13,677          13,656          11,214
  12/31/94         13,198        13,772          13,753          11,214
   1/31/95         13,457        14,044          13,988          11,258
   2/28/95         13,750        14,379          14,306          11,303
   3/31/95         13,843        14,466          14,403          11,341
   4/30/95         14,055        14,669          14,599          11,378
   5/31/95         14,657        15,237          15,211          11,401
   6/30/95         14,769        15,348          15,314          11,423
   7/31/95         14,660        15,314          15,245          11,423
   8/31/95         14,860        15,499          15,437          11,453
   9/30/95         14,992        15,650          15,593          11,476
  10/31/95         15,210        15,853          15,813          11,513
  11/30/95         15,448        16,091          16,058          11,506
  12/31/95         15,682        16,316          16,297          11,498
   1/31/96         15,764        16,424          16,374          11,566
   2/29/96         15,399        16,138          16,035          11,603
   3/31/96         15,231        16,025          15,904          11,663
   4/30/96         15,133        15,935          15,784          11,708
   5/31/96         15,107        15,904          15,753          11,730
   6/30/96         15,301        16,117          15,937          11,738
   7/31/96         15,331        16,160          15,969          11,760
   8/31/96         15,249        16,133          15,931          11,783
   9/30/96         15,538        16,413          16,213          11,820
  10/31/96         15,904        16,778          16,568          11,858
  11/30/96         16,215        17,065          16,874          11,880
  12/31/96         16,028        16,906          16,694          11,880
   1/31/97         16,078        16,958          16,724          11,918
   2/28/97         16,127        17,001          16,772          11,955
   3/31/97         15,889        16,812          16,566          11,985
   4/30/97         16,094        17,064          16,793          12,000
   5/31/97         16,241        17,226          16,935          11,993
   6/30/97         16,482        17,431          17,142          12,008
   7/31/97         16,960        17,902          17,644          12,023
   8/31/97         16,772        17,750          17,447          12,045
   9/30/97         17,036        18,013          17,710          12,075
  10/31/97         17,184        18,274          17,939          12,105
  11/30/97         17,252        18,358          18,010          12,097
  12/31/97         17,368        18,543          18,189          12,082
   1/31/98         17,620        18,781          18,423          12,105
   2/28/98         17,627        18,765          18,390          12,127
   3/31/98         17,717        18,829          18,445          12,150
   4/30/98         17,807        18,927          18,528          12,172
   5/31/98         17,960        19,107          18,712          12,195
   6/30/98         18,134        19,269          18,867          12,210
   7/31/98         18,143        19,310          18,875          12,225
   8/31/98         18,235        19,625          19,133          12,240
   9/30/98         18,749        20,084          19,560          12,255
  10/31/98         18,631        19,977          19,362          12,285
  11/30/98         18,853        20,091          19,502          12,285
  12/31/98         18,915        20,152          19,570          12,277
   1/31/99         19,087        20,295          19,715          12,307
   2/28/99         18,655        19,939          19,283          12,322
   3/31/99         18,763        20,049          19,401          12,360
   4/30/99         18,806        20,113          19,438          12,449
   5/31/99         18,521        19,936          19,214          12,449
   6/30/99         18,434        19,873          19,114          12,449
   7/31/99         18,368        19,789          19,034          12,487
   8/31/99         18,323        19,779          18,986          12,517
   9/30/99         18,501        20,009          19,170          12,577
  10/31/99         18,502        20,083          19,188          12,599
  11/30/99         18,524        20,081          19,188          12,607
  12/31/99         18,445        19,984          19,084          12,607
   1/31/00         18,377        19,918          19,033          12,637
   2/29/00         18,606        20,159          19,227          12,712
   3/31/00         18,836        20,425          19,473          12,817
   4/30/00         18,720        20,366          19,325          12,824
   5/31/00         18,628        20,356          19,247          12,831
   6/30/00         19,096        20,779          19,640          12,906
   7/31/00         19,261        20,968          19,805          12,929
   8/31/00         19,521        21,273          20,069          12,944
   9/30/00         19,569        21,407          20,173          13,011
  10/31/00        $19,616       $21,548         $20,254         $13,053



INSET LEGEND READS:

Lehman Aggregate
Bond Index
$21,548

Lipper Median
Corp. Debt A
$20,254

LB Income Fund
$19,616

Consumer
Price Index
$13,053


As you compare performance, please note that the LB Income Fund's performance reflects the maximum 4% sales charge. The performances of the Lehman Aggregate Bond Index and the Lipper
Median do not reflect any such charges. If you were to purchase any of the individual bonds or funds represented in these indexes, any charges you would pay would reduce your total return as well.


LB Income Fund
Annualized Total Returns*
-----------------------------------------------------------
Class A shares                1-Year       5-Year   10-Year
Net Asset Value                6.02%        5.21%     7.40%
Public Offering Price          1.81%        4.37%     6.96%

                                           Since
                                          Inception
Class B shares                1-Year      10/31/97
If Held (NAV)                  5.24%        3.71%
If Redeemed (CDSC)             0.24%        2.78%

Institutional shares
Net Asset Value                6.33%        4.78%

*See accompanying notes to Portfolio Management Reviews.



LB Municipal Bond Fund

[PHOTO OMITTED: JOHAN A. AKESSON]

Johan A. Akesson is a Certified Financial Analyst and portfolio manager of the LB Municipal Bond Fund. Previously, he served as associate portfolio manager of the Fund. Johan has worked with municipal bond investments since joining Lutheran Brotherhood in 1993.


Stable investor demand, coupled with low levels of new bond issuance, boosted the performance of municipal bonds during the 12-month period ended October 31, 2000. The Lutheran Brotherhood Municipal Bond Fund finished the reporting period with a healthy 8.09% total return (based on Class A share NAV), outpacing its Lipper, Inc., general municipal debt funds peer group, which averaged a 7.36% total return. The Fund's market benchmark, the Lehman Brothers Municipal Bond Index, returned 8.51% during this time.


[GRAPHIC OMITTED: pie chart PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Escrowed/Pre-refunded           19.9%

General Obligation              16.8%

Health Care                     11.9%

Electric Revenue                10.7%

Water & Sewer                   10.3%

Special Tax Revenue              5.7%

Education Revenue                5.6%

Lease Revenue                    5.2%

Airport Revenue                  5.1%

Surface Transportation           3.1%

Pollution Control - Electric     2.8%

Housing Finance                  1.5%

Miscellaneous Municipals         0.8%

Industrial Revenue               0.6%


[GRAPHIC OMITTED: TOP 10 STATES % OF PORTFOLIO]

Top 10 States                                          % of Portfolio
----------------------------------------------------------------------
Texas                                                        9.2%
California                                                   7.6%
Colorado                                                     6.0%
Washington                                                   5.4%
Ohio                                                         5.3%
New York                                                     4.7%
Georgia                                                      4.6%
Minnesota                                                    4.6%
Michigan                                                     4.5%
Illinois                                                     4.4%

These holdings represent 56.3% of the total investment portfolio.


New Issuance Low

Despite a brief flurry of activity during the closing months of 1999, municipal bond issuance remained low throughout the 12-month reporting period. Early in the period, municipal yields closely shadowed rising interest rates in the broader fixed-income markets, discouraging issuers from refunding older debt, and contributing to low levels of new issuance. Meanwhile, the strong per-formance of stocks during this time had a dampening effect on demand for municipal bonds.

The municipal market rallied strongly in June in response to economic reports pointing to slowing economic growth. As fears of further monetary tightening diminished, demand for municipal bonds increased, and municipal yields subsequently trended lower. By the end of the period, long-term municipal bond market yields stood below the previous year's levels. Lower yields failed to stimulate any measurable increases in refunding activity, however -- keeping new issuance to a minimum. Demand for municipal bonds remained robust over the balance of the period, as investors increasingly sought refuge from stock market volatility. Unfortunately, the imbalance between supply and demand made it difficult for many buyers to obtain sizeable allocations of the most popular deals.

Throughout the period, we selectively trimmed positions in the Fund's pre-refunded holdings -- municipal bonds backed by U.S. Treasury securities. Having largely extracted their return potential, we sold these issues as their values were peaking, and reinvested the proceeds in attractively valued bonds with strong return characteristics. When interest rates began to level off in June, we sought to increase yield by purchasing slightly lower-rated, investment-grade bonds with higher total return potential. Additionally, the Fund benefited from its low exposure to healthcare bonds, many of which performed poorly during the period.

[GRAPHIC BAR CHART OMITTED: MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

Aaa                              71.7%

Aa                               13.2%

A                                 7.3%

Baa                               7.2%

Ba                                0.0%

B                                 0.2%

Caa                               0.0%

Ca                                0.0%

C                                 0.0%

D                                 0.0%

NR                                0.4%


Outlook

While inflation concerns still pose a threat to bond prices, we believe the Federal Reserve will remain interest rate neutral in the year ahead. If recent trends are any indication, near-term economic growth should remain slower, providing a stable backdrop for municipal issuers. If the economy can continue to advance at a sustainable pace over the coming year, we believe new issuance will eventually pick up as voters approve new bond levies, and lower interest rates may stimulate refunding activity.


LB Municipal Bond Fund seeks high current income which is exempt from federal income tax by investing in investment-grade municipal bonds.****

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts

Inception Date:          12/3/76

Shareholder
Accounts:                18,974

Total Net Assets
(in millions):           $572.4


As always, we will manage the Fund in the most tax-efficient manner possible, while seeking a healthy balance between income and total return. In addition, we will continue to maintain a geographically diverse portfolio of securities with desirable structural components and attractive risk/reward characteristics. Over the long-term, we believe this strategy will bring continued rewards to the Fund's investors.


[GRAPHIC WORM CHART OMITTED:]

Performance Through October 31, 2000

Growth of a $10,000 Investment
Class A shares (since 10/31/90)

                                              Lipper
                                              Median
                                              General
                                Lehman        Municipal
  Month End    LB Municipal    Municipal        Debt       Consumer Price
    Date        Bond Fund     Bond Index       Funds            Index
--------------------------------------------------------------------------
  10/31/90        10,000        10,000        10,000           10,000
  11/30/90         9,819        10,201        10,233           10,022
  12/31/90         9,899        10,242        10,277           10,022
   1/31/91        10,039        10,379        10,403           10,082
   2/28/91        10,096        10,469        10,464           10,097
   3/31/91        10,107        10,474        10,485           10,112
   4/30/91        10,251        10,613        10,638           10,127
   5/31/91        10,321        10,707        10,733           10,157
   6/30/91        10,280        10,697        10,700           10,187
   7/31/91        10,439        10,827        10,854           10,202
   8/31/91        10,560        10,970        10,993           10,232
   9/30/91        10,746        11,113        11,135           10,277
  10/31/91        10,829        11,213        11,234           10,292
  11/30/91        10,837        11,244        11,250           10,322
  12/31/91        11,103        11,486        11,515           10,330
   1/31/92        11,108        11,512        11,507           10,345
   2/28/92        11,087        11,516        11,523           10,382
   3/31/92        11,087        11,520        11,528           10,434
   4/30/92        11,213        11,623        11,634           10,449
   5/31/92        11,366        11,760        11,797           10,464
   6/30/92        11,561        11,957        12,012           10,502
   7/31/92        11,962        12,316        12,437           10,524
   8/31/92        11,748        12,196        12,238           10,554
   9/30/92        11,782        12,275        12,287           10,584
  10/31/92        11,649        12,154        12,066           10,622
  11/30/92        11,918        12,372        12,373           10,637
  12/31/92        12,097        12,498        12,526           10,629
   1/31/93        12,214        12,643        12,667           10,682
   2/28/93        12,662        13,101        13,164           10,719
   3/31/93        12,578        12,962        13,010           10,757
   4/30/93        12,698        13,093        13,150           10,787
   5/31/93        12,759        13,166        13,225           10,802
   6/30/93        12,997        13,386        13,453           10,817
   7/31/93        13,001        13,404        13,453           10,817
   8/31/93        13,286        13,682        13,751           10,846
   9/30/93        13,438        13,838        13,913           10,869
  10/31/93        13,524        13,865        13,941           10,914
  11/30/93        13,371        13,743        13,795           10,921
  12/31/93        13,666        14,033        14,069           10,921
   1/31/94        13,817        14,193        14,231           10,951
   2/28/94        13,426        13,825        13,853           10,989
   3/31/94        12,799        13,262        13,247           11,026
   4/30/94        12,859        13,375        13,295           11,041
   5/31/94        12,981        13,491        13,415           11,049
   6/30/94        12,883        13,409        13,327           11,086
   7/31/94        13,118        13,654        13,563           11,116
   8/31/94        13,163        13,702        13,597           11,161
   9/30/94        12,984        13,501        13,377           11,191
  10/31/94        12,723        13,261        13,123           11,199
  11/30/94        12,478        13,021        12,851           11,214
  12/31/94        12,768        13,307        13,165           11,214
   1/31/95        13,157        13,688        13,556           11,258
   2/28/95        13,580        14,086        13,958           11,303
   3/31/95        13,725        14,248        14,084           11,341
   4/30/95        13,737        14,265        14,083           11,378
   5/31/95        14,200        14,720        14,522           11,401
   6/30/95        14,012        14,592        14,364           11,423
   7/31/95        14,109        14,731        14,456           11,423
   8/31/95        14,287        14,918        14,615           11,453
   9/30/95        14,397        15,012        14,704           11,476
  10/31/95        14,626        15,229        14,929           11,513
  11/30/95        14,925        15,482        15,215           11,506
  12/31/95        15,089        15,631        15,384           11,498
   1/31/96        15,201        15,749        15,457           11,566
   2/29/96        15,071        15,642        15,334           11,603
   3/31/96        14,820        15,442        15,091           11,663
   4/30/96        14,741        15,399        15,023           11,708
   5/31/96        14,732        15,393        15,026           11,730
   6/30/96        14,884        15,561        15,167           11,738
   7/31/96        15,018        15,702        15,303           11,760
   8/31/96        15,010        15,699        15,291           11,783
   9/30/96        15,235        15,919        15,510           11,820
  10/31/96        15,406        16,099        15,677           11,858
  11/30/96        15,704        16,393        15,953           11,880
  12/31/96        15,607        16,324        15,883           11,880
   1/31/97        15,637        16,355        15,885           11,918
   2/28/97        15,775        16,506        16,023           11,955
   3/31/97        15,566        16,286        15,815           11,985
   4/30/97        15,669        16,423        15,944           12,000
   5/31/97        15,901        16,670        16,172           11,993
   6/30/97        16,060        16,848        16,347           12,008
   7/31/97        16,535        17,315        16,839           12,023
   8/31/97        16,341        17,152        16,639           12,045
   9/30/97        16,596        17,356        16,840           12,075
  10/31/97        16,683        17,467        16,943           12,105
  11/30/97        16,788        17,570        17,038           12,097
  12/31/97        17,065        17,827        17,307           12,082
   1/31/98        17,248        18,010        17,468           12,105
   2/28/98        17,240        18,016        17,457           12,127
   3/31/98        17,232        18,032        17,461           12,150
   4/30/98        17,147        17,951        17,349           12,172
   5/31/98        17,430        18,234        17,635           12,195
   6/30/98        17,500        18,305        17,693           12,210
   7/31/98        17,531        18,351        17,718           12,225
   8/31/98        17,817        18,636        17,993           12,240
   9/30/98        18,065        18,869        18,209           12,255
  10/31/98        18,038        18,869        18,140           12,285
  11/30/98        18,089        18,935        18,194           12,285
  12/31/98        18,121        18,982        18,227           12,277
   1/31/99        18,333        19,208        18,429           12,307
   2/28/99        18,205        19,123        18,307           12,322
   3/31/99        18,217        19,150        18,309           12,360
   4/30/99        18,249        19,198        18,353           12,449
   5/31/99        18,119        19,048        18,247           12,449
   6/30/99        17,846        18,726        17,984           12,449
   7/31/99        17,919        18,760        18,049           12,487
   8/31/99        17,747        18,610        17,834           12,517
   9/30/99        17,759        18,617        17,791           12,577
  10/31/99        17,565        18,416        17,531           12,599
  11/30/99        17,744        18,612        17,703           12,607
  12/31/99        17,568        18,472        17,533           12,607
   1/31/00        17,476        18,393        17,398           12,637
   2/29/00        17,679        18,606        17,628           12,712
   3/31/00        18,073        19,013        18,017           12,817
   4/30/00        17,957        18,901        17,897           12,824
   5/31/00        17,864        18,803        17,763           12,831
   6/30/00        18,328        19,301        18,214           12,906
   7/31/00        18,600        19,569        18,458           12,929
   8/31/00        18,895        19,871        18,744           12,944
   9/30/00        18,755        19,767        18,629           13,011
  10/31/00       $18,987       $19,983       $18,821          $13,053

INSET LEGEND READS:

Lehman
Municipal
Bond Index
$19,983

LB Municipal
Bond Fund
$18,987

Lipper Median
General Municipal
Debt Funds
$18,821

Consumer
Price Index
$13,053


As you compare performance, please note that the LB Municipal Bond Fund's performance reflects the maximum 4% sales charge. The performances of the Lehman Municipal Bond Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual bonds or funds represented in these indexes, any charges you would pay would reduce your total return as well.


INSET BOX ON CHART READS:

LB Municipal Bond Fund
Annualized Total Returns*
-----------------------------------------------------------
Class A shares           1-Year        5-Year      10-Year
Net Asset Value           8.09%         5.35%        7.06%
Public Offering Price     3.79%         4.49%        6.62%
                                                    Since
                                                 Inception
Class B shares           1-Year                   10/31/97
If Held (NAV)             7.44%                      3.61%
If Redeemed (CDSC         2.44%                      2.67%

Institutional shares
Net Asset Value           8.42%                      4.64%

*See accompanying notes to Portfolio Management Reviews.



LB Limited Maturity Bond Fund

[PHOTO OMITTED: MICHAEL G. LANDREVILLE]

Michael G. Landreville, an assistant vice president of Lutheran
Brotherhood, is a Chartered Financial Analyst and portfolio manager of the LB Income Fund and the LB Limited Maturity Bond Fund. He has been with Lutheran Brotherhood since 1983 and is also a Certified Public Accountant.



Despite a challenging environment for short- and intermediate-term bonds, the Lutheran Brotherhood Limited Maturity Bond Fund delivered solid performance during its introductory year. The Fund finished the 12-month period ended October 31, 2000, with a 5.20% total return (based on Class A share NAV), while its Lipper, Inc., peer group of short- and intermediate-term bond funds averaged a 5.69% total return. The Fund's market benchmark, the Lehman Brothers Government/Corporate 1-5 Year Index, gained 6.26% for the period.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

U.S. Government Agency          36.0%

Corporate Bonds                 21.3%

Mortgage-Backed Securities      19.9%

Asset-Backed Securities         12.2%

U.S. Government                  8.6%

Foreign Government Bonds         1.9%

Common Stocks                    0.1%

The Fund's portfolio composition and top holdings represent all share classes.

[GRAPHIC OMITTED: TOP 10 HOLDINGS BY SECURITY % OF PORTFOLIO]

                                                             % of
Top 10 Holdings                   Security                 Portfolio
--------------------------------------------------------------------
Government National Mortgage
Association (Nov. 2015)           Mortgage-Backed            10.0%
Federal National Mortgage
Association (Nov. 2030)           Mortgage-Backed            10.0%
U.S. Treasury Notes (Nov. 2002)   U.S. Government             4.9%
U.S. Treasury Notes (Aug. 2004)   U.S. Government             3.7%
Federal National Mortgage
Association (May 2004)            U.S. Government Agency      2.4%
AON Corp.                         Corporate                   1.3%
Everest Reinsurance Holdings      Corporate                   1.3%
Dynegy, Inc.                      Corporate                   1.3%
Hartford Financial Services
Group, Inc.                       Corporate                   1.3%
Reliant Energy Mid Atlantic       Asset-Backed                1.3%

These holdings represent 37.5% of the the total investment portfolio.


Rare Inversion in Yields

Public policy largely dictated bond market conditions early in the reporting period. Through May, the Federal Reserve's efforts to tighten monetary policy led to rising short-term interest rates, which, in turn, boosted short-term bond yields. Concurrently, the U.S. Treasury Department began buying back large blocks of outstanding long-term government debt with budget surplus funds, which pushed long-term bond yields lower. The result was a rare phenomenon known as an "inverted yield curve," whereby yields on shorter-dated bonds exceeded yields on bonds with longer maturities.

Given these unique conditions, Treasury bonds and longer-dated, high-quality bonds generally outperformed through May. In response, we made modest adjustments to the Fund by reducing our exposure to corporate issues, while selectively adding to our position in high-quality assets. We also sought to reduce the Fund's sensitivity to higher interest rates by shortening its duration somewhat.

Shorter-maturity bond prices finally recovered in June, spurred by escalating volatility in the equity markets, as well as falling two- and 10-year Treasury bond yields. This momentum continued largely uninterrupted through the remaining four months of the period and was even spurred on a bit by escalating volatility in the equity markets. As the risk of further Federal Reserve tightening diminished, risk-premium securities, such as corporate and mortgage-backed bonds, flourished. Despite our overweight position in such holdings, however, the Fund's relatively short duration hurt its relative performance.


[GRAPHIC BAR CHART OMITTED: MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

Aaa                           61.5%

Aa                             1.8%

A                             10.9%

Baa                           19.6%

Ba                             2.2%

B                              4.0%

Caa                            0.0%

Ca                             0.0%

C                              0.0%

D                              0.0%

NR                             0.0%


Outlook

The past few months have underscored the benefit of investing in short- and intermediate-term fixed-income securities. Frequently, when stock market volatility escalates, demand for high-quality, shorter-maturity bonds, such as those held in the Lutheran Brotherhood Limited Maturity Bond Fund, increases proportionately. This will generally have a stimulative effect on shorter-maturity bond prices, and provide greater balance to an investor's portfolio.


LB Limited Maturity Bond Fund seeks a high level of current income with stability of principal by investing primarily in high-quality intermediate- and shorter-term bonds.

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts

Inception Date:          10/29/99

Shareholder
Accounts:                   1,425

Total Net Assets
(in millions):              $32.1


With the exception of energy prices, inflation has remained under control during the past year, and the Federal Reserve now appears satisfied with the moderating pace of U.S. economic growth. With short-term interest rates trending downward, we plan to extend the Fund's weighted average maturity over the coming months, as bonds with longer maturities typically perform well in a falling interest rate environment. We will also maintain the Fund's overweighting in corporate issues and mortgage-backed bonds, as we feel these types of credits provide a long-term yield advantage to our shareholders.


[GRAPHIC WORM CHART OMITTED:]

Performance Through October 31, 2000

Growth of a $10,000 Investment
Class A shares (since 10/29/99)

                   LB            Lehman         Lipper Median
                 Limited       Government       Short/Interm.      Consumer
   Month End    Maturity        Corporate      Investment Grade     Price
    Date        Bond Fund    1-5 Year Index      Debt Funds         Index
---------------------------------------------------------------------------
  10/29/99       10,000          10,000            10,000          10,000
  11/30/99       10,036          10,017            10,017          10,006
  12/31/99        9,993          10,009            10,003          10,006
   1/31/00        9,941           9,989             9,969          10,030
   2/28/00       10,035          10,065            10,043          10,089
   3/31/00       10,115          10,139            10,134          10,172
   4/30/00       10,105          10,141            10,116          10,178
   5/31/00       10,114          10,172            10,125          10,184
   6/30/00       10,292          10,312            10,289          10,244
   7/31/00       10,344          10,385            10,354          10,262
   8/31/00       10,447          10,484            10,458          10,273
   9/30/00       10,500          10,582            10,554          10,327
  10/31/00      $10,520         $10,627           $10,588         $10,360


INSET LEGEND READS:

Lehman Government
Corporate
1-5 Year Index
$10,627

Lipper Median
Short/Interm Investment
Grade Debt Funds
$10,588

LB Limited Maturity
Bond Fund
$10,520

Consumer
Price Index
$10,360


LB Limited Maturity Fund
Annualized Total Returns*
-----------------------------------------------------------
                                                    Since
                                                  Inception
Class A shares                     1-Year         10/29/99
Net Asset Value                     5.20%            5.20%
                                                    Since
                                                  Inception
Class B shares                     1-Year         10/29/99
If Held (NAV)                       5.20%            5.20%
Institutional shares
Net Asset Value                     5.43%            5.43%

*See accompanying notes to Portfolio Management Reviews.



LB Money Market Fund

[PHOTO OMITTED: GAIL R. ONAN]

Gail R. Onan, assistant vice president of Lutheran Brotherhood Research Corp., is portfolio manager of the LB Money Market Fund. She has managed the Fund since January 1994 and has been with Lutheran Brotherhood since 1969.


Money market yields leveled off late in the 12-month period ended October 31, 2000, reversing their earlier upward trend. Overall for the reporting period, the Lutheran Brotherhood Money Market Fund generated a 5.44% total return (based on Class A share NAV). The average total return of money market funds tracked by Lipper, Inc., over this same period was 5.53%.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Commercial Paper               83.2%

Certificates of Deposit         9.1%

Variable Rate Notes             2.7%

U.S. Government Agency          2.1%

Medium Term Notes               1.9%

Bank Notes                      1.0%

The Fund's portfolio composition and top holdings represent all share classes.


Changing Yield Environment

The first few months of the period were anything but ordinary for the world's financial markets. As the dawn of 2000 approached, market participants grew increasingly apprehensive about the potential effects of Y2K-related computer problems. To shore up liquidity and ease investor trepidation, the Federal Reserve pumped a significant volume of reserves into the banking system during the weeks leading up to the new year, swelling the nation's money supply. As a result, issuers were able to obtain short-term financing at relatively low interest rates during the first two months of 2000, which restricted money market yields to a very narrow range. Because there was little yield advantage to extending maturities in this environment, we kept the Fund's weighted average maturity relatively short during this time.

These conditions proved temporary. From February through May, the Federal Reserve boosted the targeted federal funds rate three times to 6.50% in an attempt to slow the economy and ward off the risk of inflation. These moves had an immediate impact on short-term interest rates, and money markets yields subsequently resumed their earlier upward advance. We responded by taking a larger position in longer-dated securities to capture yield opportunities, while still keeping a portion of the Fund allocated in shorter-term assets to provide sufficient liquidity.

This balanced structure proved beneficial until market conditions once again shifted later in the period. Convinced that the U.S. economy was finally slowing, the Federal Reserve took a less aggressive stance toward monetary policy through the duration of the period, leaving short-term interest rates unchanged. As a result, money market yields began to level off in August, eliminating the yield advantage of holding longer-maturity issues. Anticipating continued flattening in the yield curve, as well as increased seasonal demand for short-term financing, we redeployed the Fund's assets over the ensuing months, trimming positions in longer-dated instruments, while purchasing more issues with 60- to 90-day maturities.

Outlook

Over the balance of 2000, we expect the need for short-term corporate financing to remain strong. As issuers increase the supply of short-term assets available to investors, money market yields could edge upward once again. Additionally, any degree of Federal Reserve activity could also play a key role in determining yield levels. Barring any major political or economic disruptions, we do not anticipate any substantial near-term shift in the direction of monetary policy.


[GRAPHIC OMITTED: TOP 10 HOLDINGS BY CREDITOR % OF PORTFOLIO]

Top 10 Holdings                                              % of
by Creditor                                                Portfolio
--------------------------------------------------------------------
General Electric Capital Corp.                               4.8%
Household Finance Corp.                                      4.8%
Koch Industries, Inc.                                        4.8%
Electronic Data Systems Corp.                                4.8%
Motorola, Inc.                                               4.4%
Associates Corp. of North America                            4.2%
AT&T Corp.                                                   4.1%
Delaware Funding Corp.                                       3.9%
General Motors Corp.                                         3.8%
Union Bank of Switzerland                                    3.5%

These holdings represent 43.1% of the total investment portfolio.



LB Money Market Fund seeks current income with stability of principal by investing in high-quality, short-term debt securities.*****

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts

Inception Date:          2/1/79

Shareholder
Accounts:                65,543

Total Net Assets
(in millions):           $677.1




Regardless of market conditions, we will continue to seek a balance between short-term liquidity needs and longer-term yield potential for the Fund's shareholders. As always, we will rely on careful credit research to make informed investment decisions, while keeping the Fund's assets invested in a diversified portfolio of high-quality money market securities.


Performance as of October 31, 2000
LB Money Market Fund
Annualized Total Returns*                        Seven-Day Yields ******
------------------------------------------------------------------------
Class A shares         1-Year    5-Year    10-Year  Effective  Annualized
Net Asset Value        5.44%     4.77%      4.29%    5.88%       5.72%
                                Since
                              Inception
Class B shares         1-Year  10/31/97
If Held (NAV)          5.44%     4.84%               5.88%       5.72%

Institutional shares
If Held (NAV)          5.86%     5.15%               6.29%       6.10%


Footnotes

* Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Since performance varies, annualized total returns, which assume a steady rate of growth, differ from the Fund's actual total return for the years indicated. Class A POP (public offering price) returns have been adjusted for the maximum 4% sales charge. NAV (net asset value) returns do not include sales charges. Class B maximum CDSC returns have been adjusted for the maximum 5% contingent deferred sales charge. NAV (net asset value) returns do not include sales charges. Except for the LB Limited Maturity Bond Fund and LB Money Market Fund, there is an asset based sales charge of 0.75% annually for Class B shares. Institutional (no-load) shares, which are available to qualifying Lutheran institutions, Lutheran church organizations, and certain other institutional investors, do not impose a sales charge. The value of an investment fluctuates so that shares, when redeemed, may be worth more or less than the original investment.

        Each fund, except the LB Opportunity Growth Fund and LB World Growth Fund is subject to a partial voluntary waiver of advisory fees by the funds' investment advisor, which has the effect of improving the funds' performances. The waiver of fees may be discontinued at any time.

** International investing has special risks, including currency fluctuation and political volatility.

*** High-yield bonds carry greater volatility and risk than investment-grade bonds.

**** Investors may be subject to state taxes and federal alternative minimum tax.

***** An investment in the LB Money Market Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

****** Seven-day yields of the LB Money Market Fund refer to the income generated by an investment in the Fund over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

This report must be preceded or accompanied by a prospectus of the Lutheran Brotherhood Family of Funds.

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essential to design investment strategies that are specific to your individual circumstances.

Whether you're developing a new strategy or revisiting an existing one, proper planning is key.

--------------------------------------------------------------------
That's where Lutheran Brotherhood's AssetMatch program comes in.
--------------------------------------------------------------------

Your LBSC registered representative is trained in portfolio strategy and guides you through the program:

* Collecting information on your investment profile
* Exploring various asset mixes and their historical risk and return characteristics
* Identifying an optimal mix of investments for your circumstances

You can rely on the knowledge and experience of your LBSC registered representative. He or she can provide solid footing for your personalized investment strategy.

Based on Proven Principles

AssetMatch is based on the same proven principles that have guided successful investors for decades: diversification and asset allocation.

Diversification is the spreading of risk by including a variety of securities (e.g., small-cap stocks, international stocks, high-yield bonds, etc.) in your portfolio.

Why Asset Allocation?

Asset allocation is the process of choosing how much to invest among different asset classes (e.g., stocks, bonds and money market instruments). Studies have shown that portfolio performance depends largely on how you allocate your assets.

According to a study titled "Determinants of Portfolio Performance II: An Update" by Gary Brinson,* 92% of an investment portfolio's performance is due to asset-class selection, while individual security selection and timing of purchase account for only about 6%.

With such a large part of performance hinging on asset-class selection, it's critical to have help from your LBSC registered representative, who is trained in asset allocation strategies.

Jumpstart Your Strategy

The first step in the AssetMatch
program is to assess your needs. Completing an AssetMatch questionnaire helps your LBSC registered representative gauge the following:

* Your risk tolerance
* Your investment preferences
* Your time horizon
* Your liquidity needs

The questionnaire is short, yet comprehensive, and you can complete it on your own or with the help of your LBSC registered representative.

Once completed, forward your confidential questionnaire to your LBSC registered representative for analysis. He or she enters your answers into the AssetMatch computer program and determines an optimal mix for your situation. Your LBSC registered representative can then review your AssetMatch results and discuss whether further analysis or adjustments to your strategy are necessary.

[GRAPHIC OMMITED: ASSETMATCH QUESTIONNAIRE]

--------------------------------------------------------------------------
Get started today
To obtain an AssetMatch questionnaire, call your LBSC registered representative, or call our customer service associates at 1-800-990-6290.
--------------------------------------------------------------------------

* Source: Financial Analysts Journal, May/June 1991. Copyright 1991. Association for Investment Management & Research, Charlottesville, Virginia. All rights reserved.

This page does not constitute part of the report.



Lutheran Brotherhood Retirement Planner --
A program to help you meet your retirement goals

The Lutheran Brotherhood Retirement Planner just may be the easiest way yet to assess your current retirement situation. This easy-to-use, interactive software allows you to learn more about your personal financial picture and how certain factors can influence your retirement savings. After all, how you spend your retirement years depends a lot on the plans you make today.

Effective retirement planning requires asking the right questions:

* How much will I need to retire?

* How much can I expect from my current retirement plan?

* What about Social Security?

* Where will my retirement income come from?

* How do investment performance, inflation and other factors affect my future retirement income?

The LB Retirement Planner* can help you take the first step toward answering these questions. You provide the personal financial data -- the program does the rest. It analyzes the data and provides you with a better idea of how close you are to reaching your retirement goals. You can also explore how changing certain variables affects your retirement savings. You'll find that even minor changes can make a big difference!

--------------------------------------------------------------------------
Start planning today
To obtain the "LB Retirement Planner" tax calculation program, call your LBSC registered representative, or call our customer service associates at 1-800-990-6290.
--------------------------------------------------------------------------

[GRAPHIC OMITTED: RETIREMENT PLANNER]


*Requires a computer running MS-DOS (version 5.0 or later), Microsoft(registered trademark) Windows(registered trademark) (version 3.1 or later), or Microsoft Windows 95(registered trademark). Microsoft Windows and Microsoft Windows 95 are registered trademarks of Microsoft
 Corporation.

This page does not constitute part of the report.



"What-If" Tax Program -- Keep more of your hard-earned money

Want to lower your taxes?

There's a good chance we can help you do just that!

Strategies to help you keep more of your hard-earned money

As a taxpayer, you know all too well how taxes can affect your take-home pay and year-end financial status. And whether you're still working or in retirement, you're probably looking for ways to reduce your tax liability and keep more of your income.

Wouldn't it be nice to lower your tax liability -- now and in the future?

You probably answered that question with a resounding "Yes." And that's exactly why Lutheran Brotherhood created the "What-if" tax calculation program. Your LBSC registered representative can walk you through the program and help you answer questions such as:

Are you paying tax on interest income that you are not currently using?

Are you paying income tax on any of your Social Security benefits?

Would your family be able to maintain the same standard of living if you died?

Would a change in filing status lower your taxes?

Identifying potential solutions

With the guidance of your LBSC registered representative, the "What-if" tax calculation program can help you understand how changes in your financial situation might impact you and your family's well being.

[GRAPHIC OMITTED: "WHAT-IF" TAX CALCULATION PROGRAM]

The program is especially beneficial if you recently experienced a major life change such as marriage, death of a spouse, new additions to your family or retirement.

Together, you and your LBSC registered representative examine potential solutions that make sense based on your goals. After completing the "What-if" program, strategies for reducing your tax liability may arise.

Please note that neither Lutheran Brotherhood nor any of its representatives give legal or tax advice. Consult with your tax advisor regarding your individual circumstances.

What makes "What-if" unique?

* It provides strategies based on real numbers from your previous year's tax forms.

* It allows your LBSC registered representative to provide a side-by-side visual comparison of the impact of financial changes.

* It allows you to change variables and identify potential solutions immediately.

* It provides you with customized printouts of Form 1040 and corresponding tax schedules.

Four reasons to request a "What-if" tax analysis today:

1. It costs you nothing to find out more.

Uncovering potential tax strategies is a complimentary service offered by your LBSC registered representative.

2. It's a painless process.

There's no extra effort on your part. By using your previous years' tax forms, your LBSC registered representative can help eliminate the guesswork and cover appropriate strategies.

3. You're better positioned to lower your taxes.

Working through this program, you're likely to keep more of your hard-earned dollars.

4. It helps you take control of your financial picture.

A few minor changes today could mean major advantages in your future.

--------------------------------------------------------------------------
Discover potential tax savings today
Call your LBSC registered representative for a complimentary "What-if" tax calculation overview.
--------------------------------------------------------------------------

This page does not constitute part of the report.



[LOGO OMITTED: PRICEWATERHOUSECOOPERS]

                                          PricewaterhouseCoopers LLP
                                          650 Third Avenue South, Suite 1300
                                          Minneapolis MN 55402-4333
                                          Telephone  (612) 596 6000
                                          Facsimile  (612) 373 7160





                           Report of Independent Accountants

To the Trustees and Shareholders of the
Lutheran Brotherhood Family of Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Lutheran Brotherhood Opportunity Growth Fund, Lutheran Brotherhood Mid Cap Growth Fund, Lutheran Brotherhood World Growth Fund, Lutheran Brotherhood Growth Fund, Lutheran Brotherhood Fund, Lutheran Brotherhood Value Fund, Lutheran Brotherhood High Yield Fund, Lutheran Brotherhood Income Fund, Lutheran Brotherhood Municipal Bond Fund, Lutheran Brotherhood Limited Maturity Bond Fund and Lutheran Brotherhood Money Market Fund (each a series in the Lutheran Brotherhood Family of Funds) at October 31, 2000, the results of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/S/PRICEWATERHOUSECOOPERS LLP
December 7, 2000







LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
Portfolio of Investments
October 31, 2000

Shares                                                                          Value
-------------                                                            ------------
               COMMON STOCKS - 94.3% (a)
               Aerospace & Defense - 0.7%
       42,600  Teledyne Technologies, Inc.                                  1,067,641(b)
       26,100  Triumph Group, Inc.                                            887,400(b)
                                                                       --------------
                                                                            1,955,041
                                                                       --------------

               Airlines - 0.4%
       24,600  Atlantic Coast
               Airlines Holdings                                              879,450(b)
        7,100  SkyWest, Inc.                                                  358,550
                                                                       --------------
                                                                            1,238,000
                                                                       --------------

               Automotive - 0.1%
       16,200  Gentex Corp.                                                   400,950(b)
                                                                       --------------

               Banks - 2.1%
       25,100  City National Corp.                                            862,813
       53,200  Community First Bank
               Shares, Inc.                                                   824,600
       33,700  Cullen/Frost Bankers, Inc.                                   1,122,631
       11,600  Investors Financial
               Services Corp.                                                 831,575
       41,000  Roslyn Bancorp, Inc.                                           889,188
       28,100  Silicon Valley Bancshares                                    1,299,625(b)
                                                                       --------------
                                                                            5,830,432
                                                                       --------------

               Biotechnology - 3.6%
        9,700  Abgenix, Inc.                                                  765,088
       34,800  Alliance Pharmaceuticals Corp.                                 491,550(b)
       40,000  Biomatrix, Inc.                                                765,000(b)
        8,700  Cephalon, Inc.                                                 466,538(b)
       24,800  Corixa Corp.                                                 1,103,600(b)
        6,200  CV Therapeutics, Inc.                                          488,250(b)
        5,050  Genencor International, Inc.                                   138,875(b)
       35,700  IDEXX Laboratories, Inc.                                       856,800(b)
       10,400  Incyte Pharmacueticals, Inc.                                   380,900
       18,300  Invitrogen Corp.                                             1,391,944(b)
       21,500  NPS Pharmaceuticals, Inc.                                      921,813(b)
        6,500  Protein Design Labs, Inc.                                      878,008
       11,400  Techne Corp.                                                 1,285,350(b)
                                                                       --------------
                                                                            9,933,716
                                                                       --------------

               Broadcasting - 0.7%
       11,400  Entercom Communications Corp.                                  446,738(b)
        7,200  Pegasus Communications Corp.                                   256,050
       22,400  Sirius Satellite Radio, Inc.                                 1,125,600(b)
                                                                       --------------
                                                                            1,828,388
                                                                       --------------

               Chemicals(c)
        1,000  Potash Corp. of
               Saskatchewan, Inc.                                              59,375
                                                                       --------------

               Communications
               Equipment - 4.3%
       40,000  Andrew Corp.                                                 1,052,500(b)
        1,250  Avici Systems, Inc.                                             54,219(b)
       56,100  Cable Design
               Technologies Corp.                                           1,293,806
       15,600  CommScope, Inc.                                                394,875(b)
       20,700  Digital Microwave Corp.                                        478,688(b)
       24,500  Level 3 Communications
               Holdings Corp.                                               1,615,469(b)
       29,800  MasTec, Inc.                                                   862,338
       19,000  Natural Microsystems Corp.                                     858,563
       31,400  Polycom, Inc.                                                2,041,000
       25,200  Proxim, Inc.                                                 1,527,750
        7,000  Sawtek, Inc.                                                   356,125(b)
       17,100  Tekelec                                                        629,494(b)
       32,650  Vyyo, Inc.                                                     722,381(b)
                                                                       --------------
                                                                           11,887,208
                                                                       --------------

               Computers -
               Hardware - 0.9%
       35,300  Computer Network
               Technology Corp.                                             1,072,789(b)
        5,000  Digital Lightwave, Inc.                                        253,438(b)
       26,100  National Instruments Corp.                                   1,218,544(b)
                                                                       --------------
                                                                            2,544,771
                                                                       --------------

               Computers -
               Networking (c)
        2,100  Inrange Technologies Corp.                                      76,913(b)
                                                                       --------------

               Computers -
               Peripherals - 1.3%
       39,700  Hutchinson Technology, Inc.                                    870,919(b)
       35,600  Infocus Corp.                                                1,573,075(b)
        8,400  M-Systems Flash Disk
               Pioneers, Ltd.                                                 208,950(b)
       40,100  Rainbow Technologies, Inc.                                     997,488(b)
                                                                       --------------
                                                                            3,650,432
                                                                       --------------

               Computers - Software &
               Services - 11.0%
       45,400  Actuate Corp.                                                1,279,713
       29,600  Advent Software, Inc.                                        1,770,450
       30,200  AremisSoft Corp.                                             1,291,050(b)
        8,700  Aspen Technology, Inc.                                         359,419(b)
       20,900  Aware, Inc.                                                    646,594(b)
        4,700  Clarent Corp.                                                  145,994(b)
       19,800  Cobalt Networks, Inc.                                        1,091,475(b)
       25,800  Cognizant Technology
               Solutions Corp., Class A                                     1,057,800
       40,700  Dendrite International, Inc.                                   885,225(b)
       33,350  Docent, Inc.                                                   858,763(b)
       24,500  Documentum, Inc.                                             2,082,500(b)
       55,500  Eclipsys Corp.                                               1,370,156(b)
       29,300  Henry (Jack) & Associates, Inc.                              1,611,500
        6,385  I-2 Technologies, Inc.                                       1,085,450
        6,100  Inet Technologies, Inc.                                        250,100(b)
       33,500  IntraNet Solutions, Inc.                                     1,557,750(b)
        6,600  Manhattan Associates, Inc.                                     422,503(b)
        9,600  Manugistics Group, Inc.                                      1,093,800(b)
        7,300  Mercury Interactive Corp.                                      810,300
        5,200  Micromuse, Inc.                                                882,375
       28,400  NetIQ Corp.                                                  2,445,950(b)
       25,600  Network Engines, Inc.                                          800,000(b)
       18,400  ONYX Software Corp.                                            292,100(b)
       17,800  Peregrine Systems, Inc.                                        427,200
        7,900  Pharmacopeia, Inc.                                             144,175(b)
       53,100  Remedy Corp.                                                   909,338(b)
       40,800  RSA Security, Inc.                                           2,366,400(b)
        8,500  SERENA Software, Inc.                                          432,438(b)
       15,800  SmartForce plc, ADR                                            795,184(b)
       16,900  ValiCert, Inc.                                                 292,581(b)
       43,400  Vastera, Inc.                                                  770,350(b)
        9,900  WebTrends Corp.                                                318,192
                                                                       --------------
                                                                           30,546,825
                                                                       --------------

               Construction - 0.3%
       12,200  Southdown, Inc.                                                864,675
                                                                       --------------

               Consumer Finance - 0.8%
       49,300  AmeriCredit Corp.                                            1,324,938(b)
       26,700  Metris Companies, Inc.                                         864,413
                                                                       --------------
                                                                            2,189,351
                                                                       --------------

               Distributors - Food &
               Health - 1.4%
       40,100  AmeriSource Health Corp.                                     1,741,844(b)
       12,300  Patterson Dental Co.                                           385,144(b)
       31,650  Priority Healthcare Corp.,
               Class B                                                      1,701,188(b)
                                                                       --------------
                                                                            3,828,176
                                                                       --------------

               Electrical Equipment - 5.2%
       35,200  Act Manufacturing, Inc.                                      1,157,200(b)
       18,200  Amphenol Corp., Class A                                      1,169,350
       13,025  Anaren Microwave, Inc.                                       1,354,600
       42,000  Artesyn Technologies, Inc.                                   1,706,250(b)
       26,000  Benchmark Electronics, Inc.                                  1,046,500(b)
       10,000  C&D Technologies, Inc.                                         591,250
       39,500  Electro Scientific Industries, Inc.                          1,380,031
       17,000  KEMET Corp.                                                    473,875
       17,100  Merix Corp.                                                    798,623(b)
       17,900  Power-One, Inc.                                              1,269,781
       67,600  Sensormatic Electronics Corp.                                1,216,800(b)
       14,000  Technitrol, Inc.                                             1,552,250
       17,100  Three-Five Systems, Inc.                                       589,950
                                                                       --------------
                                                                           14,306,460
                                                                       --------------

               Electronics - 11.6%
       33,600  Actel Corp.                                                  1,230,600(b)
       21,050  Aeroflex, Inc.                                               1,252,475
       23,400  Alpha Industries, Inc.                                         933,075
        6,674  Applied Micro Circuits Corp.                                   510,144
       22,700  AstroPower, Inc.                                             1,322,275(b)
        9,200  Aurora Biosciences Corp.                                       560,625(b)
       31,700  AXT, Inc.                                                    1,220,450(b)
       16,500  Caliper Technologies Corp.                                     930,188(b)
        7,800  Coherent, Inc.                                                 271,538(b)
       36,700  Cytyc Corp.                                                  2,178,489
       27,200  Dallas Semiconductor Corp.                                   1,077,800
        7,900  DSP Group, Inc.                                                224,163(b)
       13,000  Elantec Semiconductor, Inc.                                  1,446,250(b)
       22,400  EXAR Corp.                                                   1,001,000(b)
        4,200  H Power Corp.                                                   89,513(b)
        1,700  Ixia Corp.                                                      39,844(b)
       12,200  Kent Electronics Corp.                                         227,225(b)
       31,200  Kopin Corp.                                                    440,700
        9,000  Lattice Semiconductor Corp.                                    262,688
       59,400  LTX Corp.                                                      831,600(b)
       32,000  Methode Electronics, Inc.,
               Class A                                                      1,204,000
       15,200  Micrel, Inc.                                                   687,800
       16,200  Molecular Devices Corp.                                      1,107,675(b)
       19,950  Orbotech, Ltd.                                               1,056,103
       38,200  Pericom Semiconductor Corp.                                  1,012,300
       34,800  Photon Dynamics, Inc.                                        1,252,800(b)
       60,600  REMEC, Inc.                                                  1,806,638
       22,800  Rudolph Technologies, Inc.                                     889,200(b)
       26,200  Semtech Corp.                                                  844,950
       24,000  Silicon Storage
               Technology, Inc.                                               546,000
       12,700  SIPEX Corp.                                                    500,063(b)
       12,150  Stanford Microdevices, Inc.                                    304,509(b)
       36,100  Therma-Wave, Inc.                                              740,050(b)
       10,800  Tollgrade Communications, Inc.                               1,034,100(b)
       22,900  TranSwitch Corp.                                             1,322,475
       14,800  Tvia, Inc.                                                     242,350(b)
       38,000  Varian, Inc.                                                 1,170,875(b)
        7,100  Zoran Corp.                                                    355,888(b)
                                                                       --------------
                                                                           32,128,418
                                                                       --------------

               Engineering &
               Construction - 0.9%
       30,250  Dycom Industries, Inc.                                       1,138,156
        9,250  Quanta Services, Inc.                                          287,328
       18,800  SBA Communications Corp.                                       942,350(b)
                                                                       --------------
                                                                            2,367,834
                                                                       --------------

               Equipment -
               Semiconductors - 2.0%
       69,400  Asyst Technologies, Inc.                                     1,041,000
        9,700  Brooks Automation, Inc.                                        257,050(b)
        6,600  DuPont Photomasks, Inc.                                        370,425(b)
       26,800  EMCORE Corp.                                                 1,098,800
       31,300  Silicon Valley Group, Inc.                                   1,030,944(b)
       44,400  Ultrateck Stepper, Inc.                                      1,043,400(b)
       10,600  Varian Semiconductor
               Equipment, Inc.                                                243,800(b)
        8,900  Veeco Instruments, Inc.                                        589,208(b)
                                                                       --------------
                                                                            5,674,627
                                                                       --------------

               Financial -
               Diversified - 0.1%
       22,700  Pinnacle Holdings, Inc.                                        357,525(b)
                                                                       --------------

               Food & Beverage - 0.5%
       32,100  Hain Celestial Group, Inc.                                   1,273,969(b)
                                                                       --------------

               Freight & Shipping - 2.4%
       11,200  Atlas Air, Inc.                                                406,000(b)
       27,600  C.H. Robinson Worldwide, Inc.                                1,509,375
       29,000  EGL, Inc.                                                      826,500(b)
       21,600  Expeditors International of
               Washington, Inc.                                             1,120,500
       30,900  Forward Air Corp.                                            1,270,763(b)
       41,000  Iron Mountain, Inc.                                          1,386,313(b)
                                                                       --------------
                                                                            6,519,451
                                                                       --------------

               Gold & Precious
               Metals Mining - 0.1%
       11,500  Stillwater Mining Co.                                          333,500(b)
                                                                       --------------

               Health Care - Drugs &
               Pharmaceuticals - 6.2%
       41,500  Accredo Health, Inc.                                         1,794,875(b)
       22,100  Alkermes, Inc.                                                 819,081(b)
        7,900  Alpharma, Inc., Class A                                        306,619
       20,400  Celgene Corp.                                                1,313,250(b)
       21,550  Cell Therapeutics, Inc.                                      1,441,493(b)
       20,900  Cubist Pharmaceuticals, Inc.                                   898,047(b)
        8,800  Inhale Therapeutic Systems                                     437,800
       23,543  King Pharmaceuticals, Inc.                                   1,055,021
       57,700  Large Scale Biology Corp.                                    1,071,056(b)
       53,150  Medicines (The) Co.                                          1,601,144(b)
       24,800  Medicis Pharmaceutical Corp.,
               Class A                                                      1,825,900(b)
        7,700  Noven Pharmaceuticals, Inc.                                    343,131(b)
       20,750  Onyx Pharmaceuticals, Inc.                                     311,250(b)
       37,300  Pain Therapeutics, Inc.                                        799,619(b)
       53,250  POZEN, Inc.                                                    852,000(b)
        6,201  Shire Pharmaceuticals
               Group, ADR                                                     389,888(b)
       28,550  Titan Pharmaceuticals, Inc.                                  1,201,384(b)
       26,600  Tularik, Inc.                                                  844,550(b)
                                                                       --------------
                                                                           17,306,108
                                                                       --------------

               Health Care - Medical
               Products & Supplies - 3.6%
       46,800  Aradigm Corp.                                                1,035,450(b)
        9,400  Beckman Coulter, Inc.                                          658,588
       49,900  Cyberonics, Inc.                                             1,160,175(b)
       35,300  Edwards Lifesciences Corp.                                     474,344(b)
       39,600  Novoste Corp.                                                  999,900(b)
       33,500  PolyMedica Corp.                                             1,926,250(b)
       43,200  ResMed, Inc.                                                 1,101,600
       28,000  Varian Medical Systems, Inc.                                 1,368,500(b)
       24,500  Zoll Medical Corp.                                           1,214,281(b)
                                                                       --------------
                                                                            9,939,088
                                                                       --------------

               Health Care
               Management - 2.4%
       66,200  Lifepoint Hospitals, Inc.                                    2,565,250(b)
       40,200  Province Healthcare Co.                                      1,693,425
       17,400  Trigon Healthcare, Inc.                                      1,247,363(b)
       12,200  Universal Health Services, Inc.,
               Class B                                                      1,023,275(b)
                                                                       --------------
                                                                            6,529,313
                                                                       --------------

               Health Care Services - 5.8%
       55,700  Advance Paradigm, Inc.                                       2,722,338
       36,400  Albany Molecular
               Research, Inc.                                               2,115,750
        5,300  American Superconductor Corp.                                  253,075(b)
       26,000  CuraGen Corp.                                                1,680,250(b)
       49,850  Genaissance Pharmaceuticals                                  1,190,169(b)
       42,600  Hooper Holmes, Inc.                                            404,274
       51,000  IMPATH, Inc.                                                 3,856,875
       14,100  MAXIMUS, Inc.                                                  346,331(b)
       90,800  Medichem Life Sciences, Inc.                                   834,225(b)
       16,100  Orthodontic Centers of
               America, Inc.                                                  537,338(b)
       43,300  Pharmaceutical Product
               Development, Inc.                                            1,355,831(b)
       17,600  Symyx Technologies, Inc.                                       830,500(b)
                                                                       --------------
                                                                           16,126,956
                                                                       --------------

               Homebuilding - 0.6%
       49,200  Lennar Corp.                                                 1,580,550
                                                                       --------------

               Housewares &
               Household Products - 0.1%
        6,900  Salton, Inc.                                                   157,838(b)
                                                                       --------------

               Insurance - 0.3%
       34,400  Protective Life Corp.,
               Capital Trust II                                               795,500
                                                                       --------------

               Investment Banking &
               Brokerage - 0.4%
       38,400  Waddell & Reed Financial, Inc.,
               Class A                                                      1,224,000
                                                                       --------------

               Investment
               Management - 0.7%
       33,200  Affiliated Managers Group, Inc.                              1,996,150(b)
                                                                       --------------

               Leisure Products - 0.1%
       14,400  Meade Instruments Corp.                                        263,700
                                                                       --------------

               Machinery - Diversified - 0.1%
        7,800  Mettler-Toledo International, Inc.                             364,163(b)
                                                                       --------------

               Manufacturing - 0.8%
        8,500  Cognex Corp.                                                   284,750(b)
       27,300  Diebold, Inc.                                                  709,800
       30,500  Insituform Technologies, Inc.,
               Class A                                                      1,088,469(b)
                                                                       --------------
                                                                            2,083,019
                                                                       --------------

               Metal Fabricators - 0.2%
        8,200  Shaw Group, Inc.                                               668,300(b)
                                                                       --------------

               Office Equipment &
               Supplies - 0.1%
       11,600  Optimal Robotics Corp.                                         390,050(b)
                                                                       --------------

               Oil & Gas - 5.9%
       28,900  Cal Dive International, Inc.                                 1,437,775(b)
       25,050  Core Laboratories N.V. (USD)                                   540,141(b)
       24,100  Cross Timbers Oil Co.                                          453,381
       27,700  Global Industries Ltd.                                         290,850(b)
       12,900  Louis Dreyfus Natural Gas Corp.                                413,606(b)
       18,400  Marine Drilling Companies, Inc.                                439,300(b)
       22,800  National-Oilwell, Inc.                                         666,900(b)
       42,800  Newfield Exploration Co.                                     1,615,700(b)
       23,900  Noble Affiliates, Inc.                                         876,831
       58,100  Oceaneering International, Inc.                                817,031(b)
       11,900  Patterson Energy, Inc.                                         334,688(b)
       35,500  Pogo Producing Co.                                             887,500
       30,400  Precision Drilling Corp.                                       870,200(b)
       23,800  Stone Energy Corp.                                           1,218,560(b)
       25,900  Tidewater, Inc.                                              1,196,256
       63,400  UTI Energy Corp.                                             1,271,963
       62,400  Veritas DGC, Inc.                                            1,872,000(b)
       55,800  Vintage Petroleum, Inc.                                      1,178,775
                                                                       --------------
                                                                           16,381,457
                                                                       --------------

               Photography & Imaging - 0.2%
       14,600  Concord Camera Corp.                                           451,688(b)
                                                                       --------------

               Restaurants - 2.2%
       42,400  Applebee's International, Inc.                               1,280,613
       13,200  CEC Entertainment, Inc.                                        420,750(b)
        9,200  Cheesecake (The) Factory                                       407,675(b)
       30,600  Jack in the Box, Inc.                                          749,700(b)
       42,200  PR Chang's China Bistro, Inc.                                1,730,200(b)
       37,600  Sonic Corp.                                                  1,372,400(b)
                                                                       --------------
                                                                            5,961,338
                                                                       --------------

               Retail - 3.0%
       21,700  Chicos Fas, Inc.                                               702,538(b)
       11,800  Cost Plus, Inc.                                                330,400(b)
       32,700  Insight Enterprise, Inc.                                     1,062,750
       32,550  Kenneth Cole Productions, Inc.,
               Class A                                                      1,478,991
       41,300  Linens 'N Things, Inc.                                       1,269,975(b)
       42,700  Men's Wearhouse, Inc.                                        1,248,975(b)
       23,225  Pacific Sunwear of California                                  476,113(b)
       14,700  Payless ShoeSource, Inc.                                       851,681(b)
       23,300  Tweeter Home Entertainment
               Group, Inc.                                                    560,656
       11,600  Ultimate Electronics, Inc.                                     419,050(b)
                                                                      --------------
                                                                           8,401,129
                                                                      --------------

               Retail - Food & Drug - 0.8%
       39,200  Duane Reade, Inc.                                            1,144,150(b)
       25,400  Whole Foods Market, Inc.                                     1,174,750(b)
                                                                       --------------
                                                                            2,318,900
                                                                       --------------

               Services - 0.8%
       10,800  Korn/Ferry International                                       378,000(b)
       16,800  On Assignment, Inc.                                            423,150(b)
       42,175  Tetra Tech, Inc.                                             1,465,581(b)
                                                                       --------------
                                                                            2,266,731
                                                                       --------------

               Services - Cyclical - 6.1%
       19,700  Acxiom Corp.                                                   792,925(b)
       13,360  Apollo Group, Inc., Class A                                    522,710(b)
       16,900  Catalina Marketing Corp.                                       663,325
       11,500  ChoicePoint, Inc.                                              588,656(b)
       32,500  Copart, Inc.                                                   489,531(b)
       48,400  Corporate Executive Board Co.                                2,232,450
       48,000  DeVry, Inc.                                                  1,773,000(b)
        8,850  Diamond Technology
               Partners, Inc.                                                 394,931(b)
       39,800  Dollar Thrifty Auto Group, Inc.                                611,925(b)
        9,700  Forrester Research, Inc.                                       398,306(b)
       15,900  FreeMarkets, Inc.                                              786,056(b)
       31,200  F.Y.I., Inc.                                                 1,251,900(b)
       21,200  Getty Images, Inc.                                             673,100(b)
       19,800  Learning Tree International, Inc.                              895,950(b)
       10,500  MemberWorks, Inc.                                              360,938(b)
       30,800  MIPS Technologies, Inc.                                      1,235,850(b)
       29,600  Pre-Paid Legal Services, Inc.                                1,298,700(b)
       60,200  Sylvan Learning Systems, Inc.                                  929,338(b)
       18,000  TeleTech Holdings, Inc.                                        499,500(b)
       32,700  Watson Wyatt & Co. Holdings                                    566,119(b)
                                                                       --------------
                                                                           16,965,210
                                                                       --------------

               Services - Technology - 1.8%
       39,000  Bisys Group, Inc.                                            1,837,875(b)
       31,100  FactSet Research Systems, Inc.                               1,177,757
       26,100  Investment Technology Group                                    939,600(b)
       26,700  National Data Corp.                                          1,017,938
                                                                       --------------
                                                                            4,973,170
                                                                       --------------

               Telephone &
               Telecommunications - 1.7%
       29,013  Avocent Corp.                                                2,058,110(b)
       27,900  Microcell Telecommuniations
               Corp.                                                          777,277(b)
       21,000  Powerwave Technologies, Inc.                                 1,010,625
       14,700  Rural Cellular Corp., Class A                                  790,125(b)
                                                                       --------------
                                                                            4,636,137
                                                                       --------------

               Textiles (c)
        1,700  Coach, Inc.                                                     39,738(b)
                                                                       --------------

               Total Common Stocks
               (cost $219,245,216)                                        261,616,270
                                                                       --------------

Principal
Amount
------------
               SHORT-TERM
               SECURITIES - 5.7% (a)
               Commercial Paper - 3.9%
   $3,000,000  Gillette Co.,
               6.6% Due 11/1/2000                                           3,000,000
    4,345,000  IBM Credit Corp.,
               6.47% Due 11/3/2000                                          4,343,438
    3,600,000  Sheffield Receivables Corp.,
               6.63% Due 11/1/2000                                          3,600,000
                                                                       --------------
                                                                           10,943,438
                                                                       --------------

               U.S. Government
               Agency - 1.8%
    5,000,000  Federal Home Loan Bank
               Discount Note,
               6.4% Due 11/1/2000                                           5,000,000
                                                                       --------------
               Total Short-Term Securities
               (at amortized cost)                                         15,943,438
                                                                       --------------
               Total Investments
               (cost $235,188,654)                                     $  277,559,708(d)
                                                                       ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Opportunity Growth Fund.

(b) Currently non-income producing.

(c) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the Lutheran Brotherhood Opportunity Growth Fund.

(d) At October 31, 2000, the aggregate cost of securities for federal tax purposes was $235,379,351 and the net unrealized appreciation of investments based on that cost was $42,180,357 which is comprised of $61,798,267 aggregate gross unrealized appreciation and $19,617,910 aggregate gross unrealized depreciation.

(e) Miscellaneous Footnotes:
    (ADR) - American Depository Receipts

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD MID CAP GROWTH FUND
Portfolio of Investments
October 31, 2000

Shares                                                                          Value
-------------                                                            ------------
               COMMON STOCKS - 92.6%(a)
               Airlines - 0.4%
        9,000  Atlantic Coast
               Airlines Holdings                                       $      321,725(b)
       10,000  Delta Air Lines, Inc.                                          472,500
                                                                       --------------
                                                                              794,225
                                                                       --------------

               Banks - 3.8%
        5,700  Bank United Corp., Class A                                     323,119
       39,600  Banknorth Group, Inc.                                          717,750
       18,950  City National Corp.                                            651,406
       11,500  Dime Bancorp, Inc.                                             281,031
       12,200  Golden West Financial Corp.                                    683,963
       14,900  Marshall & Ilsley Corp.                                        675,156
       16,600  North Fork Bancorporation, Inc.                                335,113
        9,900  Northern Trust Corp.                                           845,213
       27,700  Roslyn Bancorp, Inc.                                           600,744
       19,900  SouthTrust Corp.                                               644,263
        8,940  TCF Financial Corp.                                            361,511
       14,190  Zions Bancorporation                                           815,038
                                                                       --------------
                                                                            6,934,307
                                                                       --------------

               Biotechnology - 3.1%
       10,100  Cephalon, Inc.                                                 541,613(b)
        4,700  Chiron Corp.                                                   203,569(b)
        1,950  Genencor International, Inc.                                    53,625(b)
       12,200  Genzyme Corp.                                                  866,200(b)
       13,100  Genzyme Transgenics Corp.                                      280,831(b)
        5,000  Gilead Sciences, Inc.                                          430,000(b)
        5,000  Human Genome Sciences, Inc.                                    441,953
        4,750  IDEC Pharmaceuticals Corp.                                     931,594(b)
       13,800  Medarex, Inc.                                                  843,525
        8,300  MedImmune, Inc.                                                542,613
        5,600  Millennium Pharmaceuticals, Inc.                               406,350
                                                                       --------------
                                                                            5,541,873
                                                                       --------------

               Broadcasting - 1.1%
       35,800  Charter Communications, Inc.,
               Class A                                                        698,100(b)
        5,500  Pegasus Communications Corp.                                   195,594
       10,300  Sirius Satellite Radio, Inc.                                   517,575(b)
       10,600  Univision Communications,
               Inc., Class A                                                  405,450
        9,400  USA Networks, Inc.                                             190,350
                                                                       --------------
                                                                            2,007,069
                                                                       --------------

               Chemicals - 1.3%
        9,000  Cytec Industries, Inc.                                         311,625(b)
       13,100  Ecolab, Inc.                                                   513,356
       36,100  Monsanto Co.                                                   920,550(b)
        9,600  Potash Corp. of
               Saskatchewan, Inc.                                             570,000
                                                                       --------------
                                                                            2,315,531
                                                                       --------------

               Communications
               Equipment - 3.0%
       18,328  ADC Telecommunications, Inc.                                   391,761
       14,800  American Tower Corp., Class A                                  605,875(b)
          450  Avici Systems, Inc.                                             19,519(b)
       25,200  Cable Design
               Technologies Corp.                                             581,175
        4,800  CIENA Corp.                                                    504,600
        6,400  Comverse Technology, Inc.                                      715,200
       15,000  Polycom, Inc.                                                  975,000
        5,300  Research in Motion, Ltd.                                       530,000(b)
        4,900  Sawtek, Inc.                                                   249,288(b)
        8,600  Scientific-Atlanta, Inc.                                       588,563
       13,250  Vyyo, Inc.                                                     293,156(b)
                                                                       --------------
                                                                            5,454,137
                                                                       --------------

               Computers -
               Hardware - 1.3%
        6,100  Extreme Networks, Inc.                                         505,919
        3,560  Gateway, Inc.                                                  183,732(b)
       20,500  National Instruments Corp.                                     957,094(b)
       12,600  NCR Corp.                                                      543,375(b)
        2,000  Sun Microsystems, Inc.                                         221,750
                                                                       --------------
                                                                            2,411,870
                                                                       --------------

               Computers -
               Networking - 0.3%
        6,800  Cabletron Systems, Inc.                                        184,450(b)
          800  Inrange Technologies Corp.                                      29,300(b)
        3,200  Network Appliance, Inc.                                        380,800
                                                                       --------------
                                                                              594,550
                                                                       --------------

               Computers -
               Peripherals - 0.5%
        4,200  EMC Corp.                                                      374,063
        7,700  Infocus Corp.                                                  340,244(b)
        2,300  SanDisk Corp.                                                  123,589(b)
                                                                       --------------
                                                                              837,896
                                                                       --------------

               Computers - Software &
               Services - 7.8%
        4,000  Adobe Systems, Inc.                                            304,250
       10,600  Advent Software, Inc.                                          634,013
       17,100  Affiliated Computer
               Services, Inc., Class A                                        952,256(b)
        3,800  Amdocs, Ltd.                                                   246,288(b)
        2,300  Art Technology Group, Inc.                                     144,325
        6,800  BEA Systems, Inc.                                              487,900
       35,900  Cadence Design Systems, Inc.                                   922,181(b)
        1,900  Check Point Software
               Technologies Ltd.                                              300,913
       12,800  Cognos, Inc.                                                   531,200
       22,200  Dendrite International, Inc.                                   482,850(b)
        4,850  Docent, Inc.                                                   124,888(b)
       13,700  Electronic Arts, Inc.                                          685,000
        4,700  Henry (Jack) & Associates, Inc.                                258,500
        2,400  HNC Software, Inc.                                              48,750(b)
        2,200  I-2 Technologies, Inc.                                         374,000
        8,400  Internet Security Systems, Inc.                                741,300(b)
        4,700  Intuit, Inc.                                                   288,756(b)
        3,800  Mercury Interactive Corp.                                      421,800
        3,900  Micromuse, Inc.                                                661,781
        5,400  Phone.com, Inc.                                                499,838(b)
        3,500  Portal Software, Inc.                                          123,156(b)
       20,800  Rational Software Corp.                                      1,241,500
        2,983  Retek, Inc.                                                    117,642(b)
       11,600  RSA Security, Inc.                                             672,800(b)
        4,700  Siebel Systems, Inc.                                           493,206
        3,500  SmartForce plc, ADR                                            176,148(b)
        5,100  Symantec Corp.                                                 199,219(b)
        6,450  ValiCert, Inc.                                                 111,666(b)
        1,600  Vastera, Inc.                                                   28,400(b)
        2,700  VeriSign, Inc.                                                 356,400
        9,200  Veritas Software Corp.                                       1,297,344
        4,200  Vignette Corp.                                                 125,213
                                                                       --------------
                                                                           14,053,483
                                                                       --------------

               Construction - 0.6%
       12,600  Martin Marietta Materials                                      483,840
        8,400  Southdown, Inc.                                                595,350
                                                                       --------------
                                                                            1,079,190
                                                                       --------------

               Consumer Finance - 1.1%
        3,400  Capital One Financial Corp.                                    214,625
       16,200  Metris Companies, Inc.                                         524,475
       17,500  PMI Group                                                    1,292,813
                                                                       --------------
                                                                            2,031,913
                                                                       --------------

               Distributors - Food &
               Health - 0.6%
        7,400  AmeriSource Health Corp.                                       321,438(b)
        6,200  Andrx Corp. (Andrx Group)                                      446,400(b)
        4,200  Cardinal Health, Inc.                                          397,950
                                                                       --------------
                                                                            1,165,788
                                                                       --------------

               Electrical Equipment - 3.1%
       10,660  American Power
               Conversion Corp.                                               137,914(b)
        3,400  Amphenol Corp., Class A                                        218,450
        8,100  Artesyn Technologies, Inc.                                     329,063(b)
        1,800  Electro Scientific Industries, Inc.                             62,888
       21,402  Flextronics International, Ltd.                                813,276
        4,600  KEMET Corp.                                                    128,225
        8,350  Sanmina Corp.                                                  954,509
       13,500  SCI Systems, Inc.                                              580,500
       36,400  Sensormatic Electronics Corp.                                  655,200(b)
        5,600  SPX Corp.                                                      692,300(b)
       13,050  Symbol Technologies, Inc.                                      592,959
       15,300  Vishay Intertechnology, Inc.                                   459,000
                                                                       --------------
                                                                            5,624,284
                                                                       --------------

               Electronics - 9.6%
       11,400  Altera Corp.                                                   466,688
        5,700  Amkor Technologies, Inc.                                       128,250(b)
       13,800  Analog Devices, Inc.                                           897,000
        8,600  Applied Micro Circuits Corp.                                   657,363
       19,600  Arrow Electronics, Inc.                                        627,200(b)
       32,800  Atmel Corp.                                                    489,950
       13,600  Avnet, Inc.                                                    365,500
        8,900  Cypress Semiconductor Corp.                                    333,194(b)
       17,500  Cytyc Corp.                                                  1,038,789
        3,600  GlobeSpan, Inc.                                                276,975
        1,600  H Power Corp.                                                   34,100(b)
       15,400  Integrated Device
               Technology, Inc.                                               867,213(b)
        1,000  Ixia Corp.                                                      23,438(b)
       11,000  Lattice Semiconductor Corp.                                    321,063
        9,280  Linear Technology Corp.                                        599,140
       11,500  Litton Industries, Inc.                                        597,281(b)
       10,560  Maxim Integrated Products, Inc.                                700,260
        6,200  Micrel, Inc.                                                   280,550
       18,240  Microchip Technology, Inc.                                     576,840
        3,300  National Semiconductor Corp.                                    85,800(b)
        8,850  Orbotech, Ltd.                                                 468,497
        6,300  PerkinElmer, Inc.                                              752,850
        1,600  PMC-Sierra, Inc.                                               271,200
        7,700  QLogic Corp.                                                   744,975
        5,300  Rudolph Technologies, Inc.                                     206,700(b)
        2,000  SDL, Inc.                                                      518,500
        8,800  Semtech Corp.                                                  283,800
        4,750  Stanford Microdevices, Inc.                                    119,047(b)
       11,600  Tektronix, Inc.                                                826,500
        5,395  Texas Instruments, Inc.                                        264,692
       18,750  Therma-Wave, Inc.                                              384,375(b)
        9,900  TranSwitch Corp.                                               571,725
        7,800  TriQuint Semiconductor, Inc.                                   298,838
        5,650  Tvia, Inc.                                                      92,519(b)
        9,800  Vitesse Semiconductor Corp.                                    685,388(b)
       15,600  Waters Corp.                                                 1,131,975
        5,940  Xilinx, Inc.                                                   430,279
                                                                       --------------
                                                                           17,418,454
                                                                       --------------

               Engineering &
               Construction - 0.5%
       16,800  Dycom Industries, Inc.                                         632,100
        7,100  Quanta Services, Inc.                                          220,544
                                                                       --------------
                                                                              852,644
                                                                       --------------

               Equipment -
               Semiconductors - 0.6%
        7,680  KLA Instruments Corp.                                          259,680
       16,600  LAM Research Corp.                                             321,625
        8,730  Novellus Systems, Inc.                                         357,384
        6,300  Teradyne, Inc.                                                 196,875(b)
                                                                       --------------
                                                                            1,135,564
                                                                       --------------

               Financial - Diversified - 1.3%
       14,000  AMBAC Financial Group, Inc.                                  1,117,375
       19,700  InterCept Group, Inc.                                          533,131(b)
       13,800  USA Educational, Inc.                                          771,075
                                                                       --------------
                                                                            2,421,581
                                                                       --------------

               Food & Beverage - 1.5%
       15,900  Hain Celestial Group, Inc.                                     631,031(b)
        9,900  Hershey Foods Corp.                                            537,694
        6,100  Keebler Foods Co.                                              247,050
       23,300  Pepsi Bottling Group, Inc.                                     806,763
        8,900  Suiza Foods Corp.                                              412,181(b)
                                                                       --------------
                                                                            2,634,719
                                                                       --------------

               Freight & Shipping - 0.7%
       14,060  Expeditors International of
               Washington, Inc.                                               729,363
       18,400  Iron Mountain, Inc.                                            622,150(b)
                                                                       --------------
                                                                            1,351,513
                                                                       --------------

               Gold & Precious
               Metals Mining - 0.1%
        4,900  Stillwater Mining Co.                                          142,100(b)
                                                                       --------------

               Health Care -
               Diversified - 0.3%
       13,800  IVAX Corp.                                                     600,300
                                                                       --------------

               Health Care - Drugs &
               Pharmaceuticals - 6.2%
       11,400  Allergan, Inc.                                                 958,313
       10,100  Alpharma, Inc., Class A                                        392,006
       11,200  Alza Corp.                                                     906,500
       16,800  Biovail Corp.                                                  706,650(b)
       10,700  Catalyca, Inc.                                                 143,781(b)
       13,000  Celgene Corp.                                                  836,875(b)
        2,450  Cell Therapeutics, Inc.                                        163,882(b)
        8,120  Forest Laboratories, Inc.                                    1,075,900(b)
       20,600  ICN Pharmaceuticals, Inc.                                      784,088
       29,793  King Pharmaceuticals, Inc.                                   1,335,099
       25,440  Mylan Laboratories, Inc.                                       712,320
        3,300  POZEN, Inc.                                                     52,800(b)
        3,500  Sepracor, Inc.                                                 238,438(b)
       12,800  Shire Pharmaceuticals
               Group, ADR                                                     804,800(b)
       15,000  Teva Pharmaceutical
               Industries, Ltd., ADR                                          886,875
        6,500  Titan Pharmaceuticals, Inc.                                    273,520(b)
       14,620  Watson Pharmaceuticals, Inc.                                   914,664(b)
                                                                       --------------
                                                                           11,186,511
                                                                       --------------

               Health Care - Medical
               Products & Supplies - 2.6%
        6,550  Beckman Coulter, Inc.                                          458,909
       26,805  Biomet, Inc.                                                   970,006
       30,200  Edwards Lifesciences Corp.                                     405,813(b)
        6,000  MiniMed, Inc.                                                  437,625
        4,800  PE Corp./PE Biosystems Group                                   561,600
        5,000  Stryker Corp.                                                  235,625
       13,500  St. Jude Medical, Inc.                                         742,500(b)
       13,100  Sybron Corp.                                                   324,225(b)
       11,500  Varian Medical Systems, Inc.                                   562,063(b)
                                                                       --------------
                                                                            4,698,366
                                                                       --------------

               Health Care
               Management - 3.0%
       56,450  Health Management
               Associates, Inc., Class A                                    1,118,416(b)
       37,100  Manor Care, Inc.                                               619,106(b)
       17,700  Tenet Healthcare Corp.                                         695,831
       17,400  Trigon Healthcare, Inc.                                      1,247,363(b)
        8,300  Universal Health Services, Inc.,
               Class B                                                        696,163(b)
        8,600  Wellpoint Health Networks, Inc.,
               Class A                                                      1,005,663(b)
                                                                       --------------
                                                                            5,382,542
                                                                       --------------

               Health Care Services - 1.0%
       13,000  CuraGen Corp.                                                  840,125(b)
        3,250  Genaissance Pharmaceuticals                                     77,594(b)
       11,900  Lincare Holdings, Inc.                                         500,544(b)
        3,500  Quest Diagnostics, Inc.                                        336,875(b)
                                                                       --------------
                                                                            1,755,138
                                                                       --------------

               Insurance - 1.1%
       25,700  Ace, Ltd.                                                    1,008,725
       12,700  Radian Group, Inc.                                             900,113
                                                                       --------------
                                                                            1,908,838
                                                                       --------------

               Investment Banking &
               Brokerage - 2.5%
       20,500  A.G. Edwards, Inc.                                           1,040,375
       10,800  Bear Stearns Companies, Inc.                                   654,750
       12,700  Donaldson, Lufkin &
               Jenrette, Inc.                                               1,140,619
       18,300  Knight Trading Group, Inc.                                     547,856(b)
       14,000  Legg Mason, Inc.                                               727,125
       10,400  Waddell & Reed Financial, Inc.,
               Class A                                                        331,500
                                                                       --------------
                                                                            4,442,225
                                                                       --------------

               Investment
               Management - 0.4%
       13,100  Federated Investors, Inc.,
               Class B                                                        381,538
        6,400  Stilwell Financial, Inc.                                       286,800
                                                                       --------------
                                                                              668,338
                                                                       --------------

               Leisure Products - 0.6%
        9,540  Harley Davidson, Inc.                                          459,709
       44,500  Mattel, Inc.                                                   575,719
                                                                       --------------
                                                                            1,035,428
                                                                       --------------

               Machinery - Diversified - 0.4%
       17,100  Mettler-Toledo International, Inc.                             798,356(b)
                                                                       --------------

               Manufacturing - 2.2%
       15,800  Danaher Corp.                                                  997,375
       15,600  Diebold, Inc.                                                  405,600
       23,600  Jabil Circuit, Inc.                                          1,346,675
        9,800  Johnson Controls, Inc.                                         584,325
       11,800  Millipore Corp.                                                619,500
                                                                       --------------
                                                                            3,953,475
                                                                       --------------

               Office Equipment &
               Supplies - 0.4%
       26,000  Herman Miller, Inc.                                            679,250
                                                                       --------------

               Oil & Gas - 9.1%
       16,900  Anadarko Petroleum Corp.                                     1,082,445
       15,500  Apache Corp.                                                   857,344
       13,060  BJ Services Co.                                                684,834(b)
        5,500  Cooper Cameron Corp.                                           299,750(b)
       20,500  Devon Energy Corp.                                           1,033,200
       32,160  ENSCO International, Inc.                                    1,069,320
       29,000  EOG Resources, Inc.                                          1,141,875
       17,800  Global Marine, Inc.                                            471,700(b)
        7,700  Helmerich & Payne, Inc.                                        242,069
        6,000  Murphy Oil Corp.                                               347,625
       11,800  Nabors Industries, Inc.                                        600,620(b)
        4,500  Newfield Exploration Co.                                       169,875(b)
       16,000  Noble Drilling Corp.                                           665,000(b)
       25,000  Ocean Energy, Inc.                                             346,875(b)
       23,400  Precision Drilling Corp.                                       669,825(b)
        7,800  Rowan Companies, Inc.                                          196,463(b)
       13,400  R&B Falcon Corp.                                               335,000(b)
       22,600  Santa Fe International Corp.                                   824,900
       11,110  Smith International, Inc.                                      783,255(b)
       23,800  Tidewater, Inc.                                              1,099,263
       21,030  Tosco Corp.                                                    601,984
       10,500  Transocean Sedco Forex, Inc.                                   556,500
       26,700  Ultramar Diamond
               Shamrock Corp.                                                 700,875
       23,500  Valero Energy Corp.                                            776,969
       22,500  Weatherford International, Inc.                                821,250(b)
                                                                       --------------
                                                                           16,378,816
                                                                       --------------

               Paper & Forest
               Products - 0.3%
       10,500  Bowater, Inc.                                                  568,313
                                                                       --------------

               Publishing - 0.5%
        4,400  Reader's Digest Association, Inc.,
               Class A                                                        161,425
        9,800  Scholastic Corp.                                               784,000(b)
                                                                       --------------
                                                                              945,425
                                                                       --------------

               Restaurants - 1.7%
       24,000  Brinker International, Inc.                                    942,000(b)
       24,000  Darden Restaurants, Inc.                                       540,000
       10,000  Outback Steakhouse, Inc.                                       285,000(b)
       17,400  Starbucks Corp.                                                777,563(b)
       26,300  Wendy's International, Inc.                                    572,025
                                                                       --------------
                                                                            3,116,588
                                                                       --------------

               Retail - 2.8%
       16,560  Bed, Bath & Beyond, Inc.                                       427,455
       14,100  BJ's Wholesale Club, Inc.                                      464,419(b)
       20,880  Dollar Tree Stores, Inc.                                       816,930
       13,600  Family Dollar Stores, Inc.                                     264,350
       28,000  Intimate Brands, Inc.                                          668,500
       12,300  Men's Wearhouse, Inc.                                          359,775(b)
       23,600  Tiffany & Co.                                                1,007,425
       30,900  TJX Companies, Inc.                                            842,025
        8,500  Zale Corp.                                                     287,938(b)
                                                                       --------------
                                                                            5,138,817
                                                                       --------------

               Retail - Food & Drug - 0.9%
       85,600  Caremark Rx, Inc.                                            1,070,000(b)
       12,500  Whole Foods Market, Inc.                                       578,125(b)
                                                                       --------------
                                                                            1,648,125
                                                                       --------------

               Services - 0.6%
       11,800  Manpower, Inc.                                                 410,788
       23,400  Robert Half International, Inc.                                713,700
                                                                       --------------
                                                                            1,124,488
                                                                       --------------

               Services - Cyclical - 3.4%
        7,200  Acxiom Corp.                                                   289,800(b)
        8,300  Catalina Marketing Corp.                                       325,775
       14,800  Cerner Corp.                                                   916,675(b)
       21,400  Cintas Corp.                                                   992,425
       20,900  Convergys Corp.                                                910,456(b)
        7,900  Forrester Research, Inc.                                       324,394(b)
        9,200  FreeMarkets, Inc.                                              454,825(b)
       32,600  IMS Health, Inc.                                               770,175
        6,500  Lamar Advertising Co.                                          312,000(b)
        8,600  TMP Worldwide, Inc.                                            598,641
        6,600  Viad Corp.                                                     141,075
        3,006  WPP Group plc, ADR                                             201,026
                                                                       --------------
                                                                            6,237,267
                                                                       --------------

               Services - Technology - 4.6%
       19,400  Bisys Group, Inc.                                              914,225(b)
       12,300  Ceridian Corp.                                                 307,500(b)
        6,500  Comdisco, Inc.                                                  80,031
       40,800  Concord EFS, Inc.                                            1,685,550(b)
       16,000  DST Systems, Inc.                                              986,000(b)
       23,300  Equifax, Inc.                                                  803,850
       20,000  Fiserv, Inc.                                                 1,048,750(b)
       16,080  Paychex, Inc.                                                  911,535
       30,080  SunGard Data Systems, Inc.                                   1,537,840(b)
                                                                       --------------
                                                                            8,275,281
                                                                       --------------

               Telephone &
               Telecommunications - 1.6%
       19,400  Broadwing, Inc.                                                548,050(b)
       15,000  McLeodUSA, Inc.                                                288,750
        5,900  Powerwave Technologies, Inc.                                   283,938
        8,500  Telephone and Data
               Systems, Inc.                                                  896,750
        2,540  VoiceStream Wireless Corp.                                     334,010(b)
        9,540  Western Wireless Corp.                                         453,150(b)
                                                                       --------------
                                                                            2,804,648
                                                                       --------------

               Textiles - 0.9%
          650  Coach, Inc.                                                     15,194(b)
       32,500  Jones Apparel Group, Inc.                                      903,906(b)
       16,000  Liz Claiborne                                                  680,000
                                                                       --------------
                                                                            1,599,100
                                                                       --------------

               Utilities - 3.1%
       10,360  AES Corp.                                                      585,340
       19,800  Allegheny Energy, Inc.                                         810,563
        6,200  Calpine Corp.                                                  489,413
        8,200  CMS Energy Corp.                                               221,400
       14,400  Constellation Energy Group                                     600,300
       11,200  DQE, Inc.                                                      391,300
       19,400  Dynegy, Inc.                                                   898,463
        7,300  KeySpan Corp.                                                  256,869
        8,700  Kinder Morgan, Inc.                                            335,494
       13,500  Montana Power Co.                                              381,375
       23,300  UtiliCorp United, Inc.                                         618,906
                                                                       --------------
                                                                            5,589,423
                                                                       --------------

               Waste Management - 0.1%
       14,900  Republic Services, Inc., Class A                               200,219(b)
                                                                       --------------
               Total Common Stocks
               (cost $132,992,221)                                        167,537,968
                                                                       --------------


Principal
Amount                                                                          Value
------------                                                             ------------
               SHORT-TERM
               SECURITIES - 7.4%(a)
               U.S. Government Agency
  $13,300,000  Federal Agricultural
               Mortgage Corp.,
               Discount Note,
               6.45% Due 11/1/2000
               (at amortized cost)                                         13,300,000
                                                                       --------------
               Total Investments
               (cost $146,292,221)                                     $  180,837,968(c)
                                                                       ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Mid Cap Growth Fund.

(b) Currently non-income producing.

(c) At October 31, 2000, the aggregate cost of securities for federal income tax purposes was $146,353,640 and the net unrealized appreciation of investments based on that cost was $34,484,328 which is comprised of $39,958,569 aggregate gross unrealized appreciation and $5,474,241 aggregate gross unrealized depreciation.

(d) Miscellaneous Footnotes:
    (ADR) - American Depository Receipts

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD WORLD GROWTH FUND
Portfolio of Investments
October 31, 2000

Shares                                                                          Value
-------------                                                            ------------
               AUSTRALIA - 1.3%(a)
               COMMON STOCKS
       13,000  Brambles Industries Ltd.                                $      337,056
       13,256  Commonwealth
               Bank of Australia                                              197,267
      102,086  Telstra Corp. Ltd.                                             333,323(b)
                                                                       --------------
                                                                              867,646
                                                                       --------------

               PREFERRED STOCK
       94,890  News Corp. Ltd.                                                850,922
                                                                       --------------
                                                                            1,718,568
                                                                       --------------

               BELGIUM - 0.7%(a)
               COMMON STOCKS
        2,273  Credit Communal
               Holding/Dexia                                                  341,603
       17,510  Fortis 'B'                                                     536,410
        1,580  UCB SA                                                          56,313
                                                                       --------------
                                                                              934,326
                                                                       --------------

               BRAZIL - 1.6%(a)
               COMMON STOCKS
        8,900  Petroleo Brasileiro SA -
               Petrobras                                                      258,656(b)
        9,710  Telecomunicacues Brasilieras
               SA ADR (USD)                                                   711,258
        5,000  Unibanco - Uniao de Bancos
               Brasileiros SA GDR (USD)                                       126,250
                                                                       --------------
                                                                            1,096,164
                                                                       --------------

               PREFERRED STOCK
       31,790  Petroleo Brasileiro SA -
               Petrobras                                                      842,793
    5,657,000  Telesp Celular
               Participacoes SA                                                66,912(b)
                                                                       --------------
                                                                              909,705
                                                                       --------------
                                                                            2,005,869
                                                                       --------------

               CANADA - 1.5%(a)
               COMMON STOCKS
       10,360  Alcan Aluminum                                                 325,891
       14,360  Celestica Inc.                                               1,032,125(b)
        7,440  Nortel Networks Corp.                                          337,196
        6,240  Royal Bank of Canada                                           197,311
                                                                       --------------
                                                                            1,892,523
                                                                       --------------

               DENMARK - 0.1%(a)
               COMMON STOCKS
        1,690  Teledanmark                                                     79,976
                                                                       --------------

               FINLAND - 2.3%(a)
               COMMON STOCKS
       71,305  Nokia Oyj                                                    2,934,103
                                                                       --------------

               FRANCE - 12.5%(a)
               COMMON STOCKS
       20,280  Alcatel                                                      1,237,371
        1,010  Altran Technologies SA                                         206,472
       23,366  Aventis SA                                                   1,682,196
       11,872  AXA                                                          1,571,635
       15,920  Banque Nationale De Paris                                    1,372,587
        4,840  Bouygues SA                                                    246,434
          720  Canal Plus                                                     104,174
        2,270  Cap Gemini SA                                                  362,149
        3,630  Cie de St. Gobain                                              480,237
        1,040  Group Danone                                                   145,443
        1,770  Hermes International                                           238,822
          752  Lafarge Coppee                                                  55,519
        3,049  Legrand                                                        491,603
        2,230  L'Oreal SA                                                     170,314
       18,382  Sanofi-Synthelabo                                              967,136
        2,812  Schneider SA                                                   183,146
        4,004  Societe Generale                                               227,313
       20,320  Societe Television Francaise 1                               1,108,761
          982  Sodexho                                                        153,749
       12,963  STMicroeletronics NV                                           653,974
       17,230  Total Fina Elf 'B'                                           2,465,165
       28,931  Vivendi                                                      2,079,458
                                                                       --------------
                                                                           16,203,658
                                                                       --------------

               GERMANY - 4.1%(a)
               COMMON STOCKS
        2,380  Allianz AG                                                     806,959
        5,108  Bayer AG                                                       221,717
       15,123  Bayerische Vereinsbank AG                                      830,962
       14,937  Deutsche Bank AG                                             1,222,936
        3,183  Deutsche Telekom AG                                            119,523
        7,602  Gehe AG                                                        276,750
        2,220  Rhoen Klinikum AG                                              121,040
        6,360  SAP AG                                                       1,041,100
        1,491  Siemens AG                                                     189,853
       10,360  E. ON AG                                                       526,435
                                                                       --------------
                                                                            5,357,275
                                                                       --------------

               HONG KONG - 2.5%(a)
               COMMON STOCKS
       71,000  Cheung Kong Holdings Ltd.                                      785,197
      151,000  China Mobile Ltd.                                              968,073
       62,000  China Unicom Ltd.                                              124,413
       24,000  Doa Heng Bank Ltd.                                             121,246
       23,000  Henderson Land
               Development Ltd.                                                99,090
       70,200  Hutchison Whampoa                                              873,112
      295,294  Pacific Century Cyberworks Ltd.                                227,178(b)
                                                                       --------------
                                                                            3,198,309
                                                                       --------------

               INDIA - 0.1%(a)
               COMMON STOCKS
       19,097  ICICI Ltd.                                                     180,228
                                                                       --------------

               IRELAND - 0.3%(a)
               COMMON STOCKS
        7,307  SmartForce plc                                                 367,748(b)
                                                                       --------------

               ITALY - 5.8%(a)
               COMMON STOCKS
       44,000  Alleanza Assicurazioni                                         583,599
        5,000  Assicurazioni Generali SpA                                     164,416
      381,294  Banca Intesa SpA                                             1,582,239
       68,000  Bipop-Carire SpA                                               537,809
      183,302  Credito Italiano SpA                                           933,301
      123,458  Ente Nazionale Idrocarburi                                     668,410
        5,360  Instituto Bancario
               San Paolo di Torino                                             86,876
       11,000  Mediaset SpA                                                   159,155
       33,945  Mediolanum SpA                                                 497,475
      202,023  Olivetti SpA                                                   612,029
       77,600  Tecnost                                                        261,430
      122,896  Telecom Italia Mobile SpA                                    1,044,982
       33,538  Telecom Italia SpA                                             388,484
                                                                       --------------
                                                                            7,520,205
                                                                       --------------

               JAPAN - 19.2%(a)
               COMMON STOCKS
       44,000  Canon                                                        1,746,048
           23  DDI Corp.                                                      107,923
           27  East Japan Railway                                             155,148
        6,300  Fanuc Co.                                                      565,825
           53  Fuji Television Network Inc.                                   582,871
       29,000  Fujitsu Ltd.                                                   516,666
       10,000  Furukawa Electric Co. Ltd.                                     263,025
       16,000  Hitachi                                                        171,562
        5,000  Ito-Yokado Co.                                                 225,908
        8,000  Kao Corp.                                                      239,747
       10,000  Kokuyo Co. Ltd.                                                153,966
       10,300  Kyocera                                                      1,340,421
       17,000  Makita Corp.                                                   123,860
       35,000  Marui Co. Ltd.                                                 516,428
        1,700  Matsushita Communication
               Industrial Co. Ltd.                                            222,792
       49,000  Matsushita Electric
               Industrial Co.                                               1,423,544
       88,000  Mitsui Fudosan                                               1,066,178
          160  Mizuho Holdings Inc.                                         1,230,262
       11,500  Murata Manufacturing                                         1,376,438
       59,000  NEC Corp.                                                    1,124,685
          154  Nippon Telegraph &
               Telecom Corp.                                                1,401,476
       53,000  Nomura Securities Co. Ltd.                                   1,124,456
           40  NTT DoCoMo Inc.                                                986,116
       20,000  Sankyo Co.                                                     440,819
        9,100  Seven-Eleven Japan Co. Ltd.                                    592,128
       10,350  Shin-Etsu Chemical Co. Ltd.                                    424,946
       20,000  Shiseido Co. Ltd.                                              258,443
        3,700  Softbank Corp.                                                 222,105
       26,600  Sony Corp.                                                   2,125,757
       81,000  Sumitomo Bank Ltd.                                             983,595
       35,000  Sumitomo Corp.                                                 307,932
        4,000  TDK Corp.                                                      403,244
        6,700  Tokyo Electronics                                              524,383
      135,000  Toshiba Corp.                                                  965,037
       20,000  Yamanouchi Pharmaceutical
               Co. Ltd.                                                       905,467
                                                                       --------------
                                                                           24,819,201
                                                                       --------------

               LUXEMBOURG - 0.1%(a)
               COMMON STOCKS
          698  Societe Europeenne des Satellites                               92,995
                                                                       --------------

               MEXICO - 1.9%(a)
               COMMON STOCKS
       10,000  Grupo Iusacell SA de CV                                        130,000(b)
       23,040  Grupo Televisa GDR (USD)                                     1,247,040(b)
       19,670  Telefonos de Mexico
               'L' ADS (USD)                                                1,060,951
                                                                       --------------
                                                                            2,437,991
                                                                       --------------

               NETHERLANDS - 6.8%(a)
               COMMON STOCKS
        6,316  ABN Amro Holdings NV                                           146,321
        1,328  Akzo Nobel NV                                                   60,460
       26,080  ASM Lithography Holdings NV                                    712,856(b)
        6,878  CSM NV                                                         157,007
        2,103  Equant NV                                                       70,403(b)
       23,400  Fortis (NL) NV                                                 714,861
       27,995  ING Groep NV                                                 1,922,381
       47,549  Koninklijke (Royal) Philips
               Electronics NV                                               1,868,613
        8,261  KPN NV                                                         167,336
       17,180  Royal Dutch Petroleum Co.                                    1,018,923
        2,712  United Pan-Europe
               Communications NV                                               47,524(b)
       31,890  VNU NV                                                       1,501,934
       18,134  Wolters Kluwer                                                 408,104
                                                                       --------------
                                                                            8,796,723
                                                                       --------------

               NEW ZEALAND - 0.1%(a)
               COMMON STOCKS
       66,000  Telecom Corp. of New Zealand                                   146,060
                                                                       --------------

               NORWAY - 0.2%(a)
               COMMON STOCKS
       17,000  Orkla 'A' ASA                                                  306,876
                                                                       --------------

               PORTUGAL - 0.1%(a)
               COMMON STOCKS
        8,888  Jeronimo Martins                                                85,681
                                                                       --------------

               SINGAPORE - 0.9%(a)
               COMMON STOCKS
       12,000  DBS Group Holdings Ltd.                                        141,434
        7,500  Flextronics International Ltd.                                 285,000
       92,000  Singapore Telecommunications
               Ltd.                                                           152,434
       87,472  United Overseas Bank                                           647,461
                                                                       --------------
                                                                            1,226,329
                                                                       --------------

               SOUTH KOREA - 0.5%(a)
               COMMON STOCKS
       15,643  Korea Equity Fund (USD)                                        172,229
       11,500  Korea Telecom                                                  424,063
        3,598  Pohang Iron & Steel
               ADR (USD)                                                       56,893
                                                                       --------------
                                                                              653,185
                                                                       --------------

               SPAIN - 2.8%(a)
               COMMON STOCKS
       67,117  Banco Bilboa Vizcaya SA                                        894,202
       79,618  Banco Santander
               Central Hispano                                                771,579
       35,950  Endesa SA                                                      585,738
       22,456  Repsol SA                                                      356,731
       41,264  Telefonica SA                                                  991,977
                                                                       --------------
                                                                            3,600,227
                                                                       --------------

               SWEDEN - 4.0%(a)
               COMMON STOCKS
        3,480  Atlas Copco AB 'B'                                              71,917
       14,240  Electrolux AB 'B'                                              179,562
       25,440  Hennes & Mauritz AB                                            476,095
      133,215  Nordic Baltic Holding AB                                       999,882
        4,140  Sandvik AB                                                      91,357
       68,289  Securitas AB                                                 1,455,677
      143,100  Telefonaktiebolaget LM
               Ericsson AB                                                  1,904,697
                                                                       --------------
                                                                            5,179,187
                                                                       --------------

               SWITZERLAND - 4.0%(a)
               COMMON STOCKS
        6,945  ABB AG                                                         617,192
          924  Adecco SA                                                      638,925
        2,920  Credit Suisse Group                                            547,419
          775  Nestle SA                                                    1,605,961
           62  Roche Holdings AG                                              566,333
        8,200  UBS AG                                                       1,135,848
                                                                       --------------
                                                                            5,111,678
                                                                       --------------

               TAIWAN - 0.6%(a)
               COMMON STOCKS
       47,749  Hon Hai Precision
               Industry Co. Ltd.                                              329,422
      167,000  Taiwan Semiconductor
               Manufacturing Co. Ltd.                                         506,687(b)
                                                                       --------------
                                                                              836,109
                                                                       --------------

               UNITED KINGDOM - 23.1%(a)
               COMMON STOCKS
       18,000  Abbey National plc                                             248,373
       26,195  AstraZeneca Group plc                                        1,226,886
        2,500  Autonomy Corp. plc                                             128,409
       14,000  Baltimore Technologies plc                                     107,762(b)
       18,881  BG Group plc                                                    75,611
       71,000  BP Amoco plc (USD)                                             602,137
       44,000  British Telecommunications plc                                 515,841
      115,200  Cable & Wireless                                             1,629,706
       67,100  Cadbury Schweppes                                              414,748
       19,000  Celltech Group plc                                             377,682(b)
       32,900  Centrica                                                       113,135
       24,000  David S. Smith                                                  52,757
       13,000  Diminish Data Holdings plc                                     113,929(b)
       21,000  Electrocomponents                                              209,633
        4,000  GKN plc                                                         45,850
       94,700  Glaxo Wellcome                                               2,726,113
      178,150  Granada Compass plc                                          1,535,410(b)
       10,971  Granada Media plc                                               63,833(b)
       96,512  Hays                                                           526,878
       31,600  HSBC Holdings plc                                              439,620
       61,000  Kingfisher                                                     364,653
       18,881  Lattice Group plc                                               40,271(b)
       61,700  Marconi plc                                                    778,855
       12,000  Reckitt Benckiser plc                                          157,747
      212,000  Reed International plc                                       1,959,420
      145,960  Royal Bank of Scotland
               Group plc                                                    3,276,245
       50,800  Rio Tinto                                                      821,847
      279,000  Shell Transport & Trading Co.                                2,244,698
      124,800  SmithKline Beecham plc                                       1,611,598
       46,000  Standard Chartered plc                                         663,432
      133,800  Tesco                                                          510,095
      137,612  Tomkins                                                        327,456
       61,107  Unilever                                                       413,392
       20,500  United News & Media                                            256,546
      954,148  Vodafone AirTouch plc                                        3,969,825
      100,000  WPP Group plc                                                1,342,128
                                                                       --------------
                                                                           29,892,521
                                                                       --------------

Principal
Amount
------------

               SHORT-TERM
               SECURITIES - 2.9%(a)
               U.S. Government Agency - 1.1%
   $1,500,000  Federal Agricultural Mortgage
               Corp., Discount Notes,
               6.45%, Due 11/1/2000                                         1,500,000
                                                                       --------------

               Time Deposits - 1.8%
   +2,700,000  State Street Bank (Grand
               Cayman), 4.75%,
               Due 11/1/2000                                                2,291,221
                                                                       --------------
               Total Short-Term Securities
               (at amortized cost)                                          3,791,221
                                                                       --------------
               Total Investments in Securities
               (cost $116,675,623)                                     $  129,368,768(d)
                                                                       ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood World Growth Fund.

(b) Currently non-income producing.

(c) Security Classification:

                             Cost             Value          % of Portfolio
                         ------------     -------------      --------------
Common Stocks &
Warrants                 $110,991,340      $123,816,920           95.7%
Preferred Stocks            1,893,062         1,760,627            1.4%
Short-Term                  3,791,221         3,791,221            2.9%
                         ------------      ------------        -------
Total Investments        $116,675,623      $129,368,768          100.0%
                         ============      ============        =======

(d) At October 31, 2000, the aggregate cost of securities for federal income tax purposes was $116,913,785 and the net unrealized appreciation of investments based on that cost was 12,454,983 which is comprised of $20,613,802 aggregate gross unrealized appreciation and $8,158,819 aggregate gross unrealized depreciation.

(e)  Miscellaneous Footnotes:
     (ADR) - American Depository Receipts
     (ADS) - American Depository Shares
     (GDR) - Global Depository Receipts
     (USD) - Denominated in U.S. Dollars

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD GROWTH FUND
Portfolio of Investments
October 31, 2000

Shares                                                                          Value
-------------                                                            ------------
               COMMON STOCKS - 95.2%(a)
               Airlines - 0.2%
        2,560  Southwest Airlines Co.                                  $       72,944
                                                                       --------------

               Banks - 2.6%
        2,470  Bank of New York Co., Inc.                                     142,179
        2,495  Chase Manhattan Corp.                                          113,523
        2,700  Fifth Third BanCorp                                            138,713
        4,000  Firstar Corp.                                                   78,750
        1,600  Northern Trust Corp.                                           136,600
        1,490  State Street Corp.                                             185,863
        4,830  U.S. Bancorporation                                            116,826
        2,770  Wells Fargo & Co.                                              128,286
                                                                       --------------
                                                                            1,040,740
                                                                       --------------

               Biotechnology - 1.8%
        6,120  Amgen, Inc.                                                    354,578
        1,040  Human Genome Sciences, Inc.                                     91,926
        3,190  Immunex Corp.                                                  135,774
        2,310  MedImmune, Inc.                                                151,016
                                                                       --------------
                                                                              733,294
                                                                       --------------

               Broadcasting - 2.0%
        8,550  AT&T Corp./Liberty Media
               Group, Class A                                                 153,900
        4,130  Clear Channel
               Communications, Inc.                                           248,058(b)
        6,180  Comcast Corp., Class A                                         251,835
        4,230  General Motors Corp., Class H                                  137,052
                                                                       --------------
                                                                              790,845
                                                                       --------------

               Chemicals - 0.1%
        1,400  Praxair, Inc.                                                   52,150
                                                                       --------------

               Communications
               Equipment - 8.7%
        5,810  ADC Telecommunications, Inc.                                   124,189
        1,980  CIENA Corp.                                                    208,148
        1,710  Comverse Technology, Inc.                                      191,093
        8,550  Corning, Inc.                                                  654,075
        6,070  JDS Uniphase Corp.                                             494,326
        4,770  Lucent Technologies, Inc.                                      111,201
        8,810  Motorola, Inc.                                                 219,699
       14,470  Nokia Corp., ADR                                               618,593
        9,770  Nortel Networks Corp.                                          444,535
        3,090  QUALCOMM, Inc.                                                 201,188
          990  Sycamore Networks, Inc.                                         62,618(b)
        2,730  Tellabs, Inc.                                                  136,329(b)
                                                                       --------------
                                                                            3,465,994
                                                                       --------------

               Computers - Hardware - 5.4%
        3,050  Apple Computer                                                  59,666
          610  Brocade Communication
               Systems, Inc.                                                  138,699(b)
        8,320  Dell Computer Corp.                                            245,440(b)
        3,300  Hewlett Packard Co.                                            153,244
        2,790  International Business
               Machines Corp.                                                 274,815
        1,340  Juniper Networks, Inc.                                         261,300
        9,190  Sun Microsystems, Inc.                                       1,018,941
                                                                       --------------
                                                                            2,152,105
                                                                       --------------

               Computers -
               Networking - 4.3%
          397  Avaya Inc.                                                       5,335(b)
       27,540  Cisco Systems, Inc.                                          1,483,718
        1,780  Network Appliance, Inc.                                        211,820
                                                                       --------------
                                                                            1,700,873
                                                                       --------------

               Computers -
               Peripherals - 3.3%
       14,680  EMC Corp.                                                    1,307,438
                                                                       --------------

               Computers - Software &
               Services - 9.3%
        1,260  Adobe Systems, Inc.                                             95,839
        7,020  America Online, Inc.                                           354,019
        1,010  Ariba, Inc.                                                    127,639
        3,550  BEA Systems, Inc.                                              254,713
        1,000  Commerce One, Inc.                                              64,188
          250  Docent, Inc.                                                     6,438(b)
        3,240  Exodus Communications, Inc.                                    108,743
          950  I-2 Technologies, Inc.                                         161,500
          990  Inktomi Corp.                                                   62,803
       11,790  Microsoft Corp.                                                812,036(b)
       17,020  Oracle Corp.                                                   561,660
        1,050  Phone.com, Inc.                                                 97,191(b)
        2,860  Siebel Systems, Inc.                                           300,121
        1,200  VeriSign, Inc.                                                 158,400
        3,145  Veritas Software Corp.                                         443,494
        1,570  Yahoo!, Inc.                                                    92,041
                                                                       --------------
                                                                            3,700,825
                                                                       --------------

               Consumer Finance - 0.8%
        6,120  MBNA Corp.                                                     229,883
          730  Providian Financial Corp.                                       75,920
                                                                       --------------
                                                                              305,803
                                                                       --------------

               Distributors - Food &
               Health - 0.2%
        1,010  Cardinal Health, Inc.                                           95,698
                                                                       --------------

               Electrical Equipment - 4.1%
        3,000  Flextronics International, Ltd.                                114,000
       23,290  General Electric Co.                                         1,276,583
          500  Power-One, Inc.                                                 35,469
        4,200  Solectron Corp.                                                184,800
                                                                       --------------
                                                                            1,610,852
                                                                       --------------

               Electronics - 6.9%
        1,201  Agilent Technologies, Inc.                                      55,621(b)
        2,400  Altera Corp.                                                    98,250
        2,920  Analog Devices, Inc.                                           189,800
        1,640  Applied Micro Circuits Corp.                                   125,358
          800  C-MAC Industries, Inc.                                          44,400(b)
       20,190  Intel Corp.                                                    908,550
        1,800  Linear Technology Corp.                                        116,213
        2,000  Maxim Integrated Products, Inc.                                132,625
        1,290  PMC-Sierra, Inc.                                               218,655
          510  SDL, Inc.                                                      132,218
        7,810  Texas Instruments, Inc.                                        383,178
        1,900  Waters Corp.                                                   137,869
        2,720  Xilinx, Inc.                                                   197,030
                                                                       --------------
                                                                            2,739,767
                                                                       --------------

               Entertainment - 1.8%
        3,240  Disney (Walt) Co.                                              116,033
        4,580  Time Warner, Inc.                                              347,668
        4,363  Viacom, Inc., Class B                                          248,146(b)
                                                                       --------------
                                                                              711,847
                                                                       --------------

               Equipment -
               Semiconductors - 1.3%
        5,150  Applied Materials, Inc.                                        273,594
        1,110  Broadcom Corp., Class A                                        246,836
                                                                       --------------
                                                                              520,430
                                                                       --------------

               Financial - Diversified - 4.6%
        5,410  American Express Co.                                           324,600
       13,396  Citigroup, Inc.                                                704,965
        2,450  Federal Home Loan
               Mortgage Corp.                                                 147,000
        2,770  Federal National
               Mortgage Association                                           213,290
        5,500  Morgan Stanley Dean
               Witter & Co.                                                   441,719
                                                                       --------------
                                                                            1,831,574
                                                                       --------------

               Food & Beverage - 1.0%
        3,630  Coca-Cola Co.                                                  219,161
        3,690  PepsiCo, Inc.                                                  178,734
                                                                       --------------
                                                                              397,895
                                                                       --------------

               Health Care -
               Diversified - 2.3%
        2,410  Abbott Laboratories                                            127,278
        2,950  American Home Products Corp.                                   187,325
        4,360  Bristol-Myers Squibb Co.                                       265,688
        3,430  Johnson & Johnson                                              315,989
                                                                       --------------
                                                                              896,280
                                                                       --------------

               Health Care - Drugs &
               Pharmaceuticals - 6.6%
        2,240  Biovail Corp.                                                   94,220(b)
        1,920  Eli Lilly & Co.                                                171,600
        4,080  Genentech, Inc.                                                336,600
        3,590  Merck & Co., Inc.                                              322,876
       27,120  Pfizer, Inc.                                                 1,171,245
        5,090  Pharmacia Corp.                                                279,950
        4,490  Schering-Plough Corp.                                          232,077
                                                                       --------------
                                                                            2,608,568
                                                                       --------------

               Health Care - Medical
               Products & Supplies - 2.2%
          940  Baxter International, Inc.                                      77,256
        3,190  Guidant Corp.                                                  168,871(b)
        7,340  Medtronic, Inc.                                                398,654
        1,880  PE Corp./PE Biosystems Group                                   219,960
                                                                       --------------
                                                                              864,741
                                                                       --------------

               Health Care
               Management - 0.3%
          920  UnitedHealth Group, Inc.                                       100,625
                                                                       --------------

               Housewares &
               Household Products - 1.2%
        3,310  Colgate Palmolive Co.                                          194,496
        3,760  Procter & Gamble Co.                                           268,605
                                                                       --------------
                                                                              463,101
                                                                       --------------

               Insurance - 2.1%
        5,845  American International
               Group, Inc.                                                    572,810
          500  CIGNA Corp.                                                     60,975
        1,480  Marsh & McLennan
               Companies, Inc.                                                193,510
                                                                       --------------
                                                                              827,295
                                                                       --------------

               Investment Banking &
               Brokerage - 1.9%
        2,010  Goldman Sachs Group, Inc.                                      200,623
        1,480  Lehman Brothers Holdings, Inc.                                  95,460
        2,950  Merrill Lynch & Co., Inc.                                      206,500
        7,570  Schwab, Charles Corp.                                          265,896
                                                                       --------------
                                                                              768,479
                                                                       --------------

               Leisure Products - 0.5%
        3,900  Harley Davidson, Inc.                                          187,931
                                                                       --------------

               Manufacturing - 2.6%
        1,420  Danaher Corp.                                                   89,638
        2,290  Honeywell International, Inc.                                  123,231
        1,450  Illinois Tool Works, Inc.                                       80,566
       10,240  Tyco International, Ltd.                                       580,480
        2,190  United Technologies Corp.                                      152,889
                                                                       --------------
                                                                            1,026,804
                                                                       --------------

               Oil & Gas - 2.6%
        1,770  Anadarko Petroleum Corp.                                       113,369
        2,150  Baker Hughes, Inc.                                              73,906
        4,930  Conoco, Inc., Class A                                          127,256
        2,000  Exxon Mobil Corp.                                              178,375
        4,740  Halliburton Co.                                                175,676
        3,100  Schlumberger, Ltd.                                             235,988
        2,750  Transocean Sedco Forex, Inc.                                   145,750
                                                                       --------------
                                                                            1,050,320
                                                                       --------------

               Personal Care - 0.5%
        1,620  Estee Lauder Companies, Inc.,
               Class A                                                         75,229
        3,040  Gillette Co.                                                   106,020
                                                                       --------------
                                                                              181,249
                                                                       --------------

               Restaurants - 0.6%
        3,500  McDonald's Corp.                                               108,500
        2,670  Starbucks Corp.                                                119,316(b)
                                                                       --------------
                                                                              227,816
                                                                       --------------

               Retail - 4.8%
          790  Best Buy Co., Inc.                                              39,648(b)
        2,200  Circuit City Stores, Inc.                                       29,150
        4,340  Costco Wholesale Corp.                                         158,953
        5,610  Gap, Inc.                                                      144,808
       11,905  Home Depot, Inc.                                               511,915
        3,800  Intimate Brands, Inc.                                           90,725
        4,540  Kohl's Corp.                                                   246,011
        2,160  Lowe's Companies                                                98,685
        4,680  Target Corp.                                                   129,285
       10,400  Wal-Mart Stores, Inc.                                          471,900
                                                                       --------------
                                                                            1,921,080
                                                                       --------------

               Retail - Food & Drug - 1.9%
        3,540  CVS Corp.                                                      187,399
        4,080  Kroger Co.                                                      92,055(b)
        4,780  Safeway, Inc.                                                  261,406(b)
        4,590  Walgreen Co.                                                   209,419
                                                                       --------------
                                                                              750,279
                                                                       --------------

               Services - Cyclical - 1.0%
        3,500  IMS Health, Inc.                                                82,688
        1,000  Macrovision Corp.                                               72,875
        2,450  Omnicom Group, Inc.                                            226,013
                                                                       --------------
                                                                              381,576
                                                                       --------------

               Services - Technology - 0.5%
        3,060  Automatic Data Processing, Inc.                                199,856
                                                                       --------------

               Telephone &
               Telecommunications - 2.8%
        1,830  AT&T Corp.                                                      42,433
        1,470  Level 3 Communications, Inc.                                    70,101(b)
        4,990  NEXTEL Communications, Inc.,
               Class A                                                        191,803(b)
        4,260  Qwest Communications
               International, Inc.                                            207,143(b)
        1,730  SBC Communications, Inc.                                        99,799
        3,520  Sprint Corp. (PCS Group)                                       134,200
        1,980  Verizon Communications                                         114,469
          790  VoiceStream Wireless Corp.                                     103,885(b)
        6,600  WorldCom, Inc.                                                 156,750(b)
                                                                       --------------
                                                                            1,120,583
                                                                       --------------

               Utilities - 2.4%
        4,080  AES Corp.                                                      230,520
        2,100  Constellation Energy Group                                      87,544
        3,300  Dynegy, Inc., Class A                                          152,831
        4,720  Enron Corp.                                                    387,335
        1,950  Williams Companies, Inc.                                        81,534
                                                                       --------------
                                                                              939,764
                                                                       --------------
               Total Common Stock
               (cost $37,933,614)                                          37,747,421
                                                                       --------------

Principal
Amount
------------
               SHORT-TERM
               SECURITIES - 4.8%(a)
               U.S. Government Agency
   $1,900,000  Federal Agricultural Mortgage
               Corp., Discount Note,
               6.45% Due 11/1/2000
               (at amortized cost)                                          1,900,000
                                                                       --------------
               Total Investments
               (cost $39,833,614)                                      $   39,647,421(c)
                                                                       ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Growth Fund.

(b) Currently non-income producing.

(c) At October 31, 2000, the aggregate cost of securities for federal income tax purposes was $39,964,881 and the net unrealized depreciation of investments based on that cost was $317,460 which is comprised of $3,714,277 aggregate gross unrealized appreciation and $4,031,737 aggregate gross unrealized depreciation.

(d) Miscellaneous Footnotes:
    (ADR) -- American Depository Receipts

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD FUND
Portfolio of Investments
October 31, 2000

Shares                                                                          Value
-------------                                                          --------------
               COMMON STOCKS - 95.5%(a)
               Airlines - 0.2%
      135,862  Southwest Airlines Co.                                  $    3,872,056
                                                                       --------------

               Aluminum - 0.2%
      108,000  Alcoa, Inc.                                                  3,098,250
                                                                       --------------

               Banks - 3.7%
      102,791  Bank of America Corp.                                        4,940,392
      180,000  Bank of New York Co., Inc.                                  10,361,250
      201,000  Chase Manhattan Corp.                                        9,145,500
      100,000  Fifth Third BanCorp                                          5,137,500
       58,000  State Street Corp.                                           7,234,920
      244,500  U.S. Bancorporation                                          5,913,844
      341,000  Wells Fargo & Co.                                           15,792,563
                                                                       --------------
                                                                           58,525,969
                                                                       --------------

               Biotechnology - 1.0%
      275,000  Amgen, Inc.                                                 15,932,813
                                                                       --------------

               Broadcasting - 1.3%
       92,900  Clear Channel
               Communications, Inc.                                         5,579,806(b)
      192,000  Comcast Corp., Class A                                       7,824,000(b)
       28,700  Cox Communications, Inc.,
               Class A                                                      1,264,594(b)
      217,500  General Motors Corp., Class H                                7,047,000
                                                                       --------------
                                                                           21,715,400
                                                                       --------------

               Chemicals - 1.1%
      171,300  Air Products & Chemicals, Inc.                               6,391,631
      119,635  du Pont (E.I.) de
               Nemours and Co.                                              5,428,438
      163,100  Praxair, Inc.                                                6,075,475
                                                                       --------------
                                                                           17,895,544
                                                                       --------------

               Communications
               Equipment - 5.0%
      238,600  ADC Telecommunications, Inc.                                 5,100,075
       15,000  CIENA Corp.                                                  1,576,875
      247,600  Corning, Inc.                                               18,941,400
       90,000  JDS Uniphase Corp.                                           7,329,375
      179,600  Lucent Technologies, Inc.                                    4,186,925
      289,900  Motorola, Inc.                                               7,229,381
      236,000  Nokia Corp., ADR                                            10,089,000
      302,000  Nortel Networks Corp.                                       13,741,000
      100,000  QUALCOMM, Inc.                                               6,510,938
       30,500  Sycamore Networks, Inc.                                      1,929,125(b)
       70,000  Tellabs, Inc.                                                3,495,625(b)
                                                                       --------------
                                                                           80,129,719
                                                                       --------------

               Computers - Hardware - 4.4%
      250,000  Dell Computer Corp.                                          7,375,000(b)
      296,000  Hewlett Packard Co.                                         13,745,500
      187,500  International Business
               Machines Corp.                                              18,468,750
        8,500  Juniper Networks, Inc.                                       1,657,500
      262,000  Sun Microsystems, Inc.                                      29,049,250
                                                                       --------------
                                                                           70,296,000
                                                                       --------------

               Computers -
               Networking - 3.4%
       27,500  Avaya Inc.                                                     369,531(b)
      958,100  Cisco Systems, Inc.                                         51,617,638
       19,000  Network Appliance, Inc.                                      2,261,000
                                                                       --------------
                                                                           54,248,169
                                                                       --------------

               Computers -
               Peripherals - 2.4%
      427,800  EMC Corp.                                                   38,100,938
                                                                       --------------

               Computers - Software &
               Services - 6.2%
      191,000  America Online, Inc.                                         9,632,130
       15,000  Ariba, Inc.                                                  1,895,625
       34,000  BEA Systems, Inc.                                            2,439,500
       35,000  Commerce One, Inc.                                           2,246,563
       48,000  Exodus Communications, Inc.                                  1,611,000
      578,000  Microsoft Corp.                                             39,809,750(b)
      640,000  Oracle Corp.                                                21,120,000
       54,300  Siebel Systems, Inc.                                         5,698,106
       24,600  VeriSign, Inc.                                               3,247,200
       65,750  Veritas Software Corp.                                       9,271,777
       40,000  Yahoo!, Inc.                                                 2,345,000
                                                                       --------------
                                                                           99,316,651
                                                                       --------------

               Consumer Finance - 0.5%
      202,000  MBNA Corp.                                                   7,587,625
                                                                       --------------

               Electrical Equipment - 5.2%
       53,000  Emerson Electric Co.                                         3,892,188
      140,000  Flextronics International, Ltd.                              5,320,000
    1,174,500  General Electric Co.                                        64,377,281
      210,000  Solectron Corp.                                              9,240,000
                                                                       --------------
                                                                           82,829,469
                                                                       --------------

               Electronics - 5.1%
       82,834  Agilent Technologies, Inc.                                   3,836,250(b)
       98,000  Altera Corp.                                                 4,011,875
       64,000  Analog Devices, Inc.                                         4,160,000
       30,100  C-MAC Industries, Inc.                                       1,670,550(b)
      955,200  Intel Corp.                                                 42,984,000
       50,000  Linear Technology Corp.                                      3,228,125
       43,000  Maxim Integrated Products, Inc.                              2,851,438
        6,100  SDL, Inc.                                                    1,581,425
      205,800  Texas Instruments, Inc.                                     10,097,063
       61,200  Waters Corp.                                                 4,440,825
       50,000  Xilinx, Inc.                                                 3,621,875
                                                                       --------------
                                                                           82,483,426
                                                                       --------------

               Entertainment - 1.8%
      100,000  Disney (Walt) Co.                                            3,581,250
      168,000  Time Warner, Inc.                                           12,752,880
      223,835  Viacom, Inc., Class B                                       12,730,616(b)
                                                                       --------------
                                                                           29,064,746
                                                                       --------------

               Equipment -
               Semiconductors - 0.7%
      162,000  Applied Materials, Inc.                                      8,606,250
       13,000  Broadcom Corp., Class A                                      2,890,875
                                                                       --------------
                                                                           11,497,125
                                                                       --------------

               Financial - Diversified - 6.2%
      250,400  American Express Co.                                        15,024,000
      724,000  Citigroup, Inc.                                             38,100,500
      148,000  Federal Home Loan
               Mortgage Corp.                                               8,880,000
      205,200  Federal National
               Mortgage Association                                        15,800,400
      195,300  Morgan Stanley Dean
               Witter & Co.                                                15,685,031
       35,000  Morgan (J.P.) and Co., Inc.                                  5,792,500
                                                                       --------------
                                                                           99,282,431
                                                                       --------------

               Food & Beverage - 2.0%
      234,340  Coca-Cola Co.                                               14,148,278
       38,000  Hershey Foods Corp.                                          2,063,875
      343,700  PepsiCo, Inc.                                               16,647,969
                                                                       --------------
                                                                           32,860,122
                                                                       --------------

               Health Care -
               Diversified - 3.5%
      212,000  Abbott Laboratories                                         11,196,250
      147,600  American Home Products Corp.                                 9,372,600
      274,100  Bristol-Myers Squibb Co.                                    16,702,969
      196,400  Johnson & Johnson                                           18,093,350
                                                                       --------------
                                                                           55,365,169
                                                                       --------------

               Health Care - Drugs &
               Pharmaceuticals - 6.9%
      140,000  Eli Lilly & Co.                                             12,512,500
      110,000  Genentech, Inc.                                              9,075,000
      294,000  Merck & Co., Inc.                                           26,441,625
      922,175  Pfizer, Inc.                                                39,826,433
      186,300  Pharmacia Corp.                                             10,246,500
      237,700  Schering-Plough Corp.                                       12,286,119
                                                                       --------------
                                                                          110,388,177
                                                                       --------------

               Health Care - Medical
               Products & Supplies - 2.1%
       76,000  Baxter International, Inc.                                   6,246,250
      117,000  Guidant Corp.                                                6,193,688(b)
      300,000  Medtronic, Inc.                                             16,293,750
       43,700  PE Corp./PE Biosystems Group                                 5,112,900
                                                                       --------------
                                                                           33,846,588
                                                                       --------------

               Health Care
               Management - 0.5%
       67,000  UnitedHealth Group, Inc.                                     7,328,125
                                                                       --------------

               Housewares & Household
               Products - 1.3%
      150,000  Colgate Palmolive Co.                                        8,814,000
      174,700  Procter & Gamble Co.                                        12,480,131
                                                                       --------------
                                                                           21,294,131
                                                                       --------------

               Insurance - 3.4%
      396,750  American International
               Group, Inc.                                                 38,881,500
       49,300  CIGNA Corp.                                                  6,012,135
       73,000  Marsh & McLennan
               Companies, Inc.                                              9,544,750
                                                                       --------------
                                                                           54,438,385
                                                                       --------------

               Investment Banking &
               Brokerage - 1.4%
       57,000  Goldman Sachs Group, Inc.                                    5,689,313
      124,600  Merrill Lynch & Co., Inc.                                    8,722,000
      217,500  Schwab, Charles Corp.                                        7,639,688
                                                                       --------------
                                                                           22,051,001
                                                                       --------------

               Leisure Products - 0.6%
      159,800  Harley Davidson, Inc.                                        7,700,363
      137,000  Mattel, Inc.                                                 1,772,438
                                                                       --------------
                                                                            9,472,801
                                                                       --------------

               Lodging & Hotels - 0.2%
      120,700  Carnival Corp., Inc.                                         2,994,869
                                                                       --------------

               Machinery - Diversified - 0.3%
      100,000  Dover Corp.                                                  4,243,750
                                                                       --------------

               Manufacturing - 3.3%
      180,000  Honeywell International, Inc.                                9,686,250
       98,300  Illinois Tool Works, Inc.                                    5,461,794
      495,000  Tyco International, Ltd.                                    28,060,313
      135,000  United Technologies Corp.                                    9,424,688
                                                                       --------------
                                                                           52,633,045
                                                                       --------------

               Oil & Gas - 6.6%
       68,000  Anadarko Petroleum Corp.                                     4,355,400
      201,000  Baker Hughes, Inc.                                           6,909,375
      125,900  Chevron Corp.                                               10,339,538
      340,826  Conoco, Inc., Class B                                        9,266,207
      400,023  Exxon Mobil Corp.                                           35,677,051
      196,800  Halliburton Co.                                              7,293,900
      253,100  Royal Dutch Petroleum Co.                                   15,027,813
      147,000  Schlumberger, Ltd.                                          11,190,375
      119,777  Transocean Sedco Forex, Inc.                                 6,348,181
                                                                       --------------
                                                                          106,407,840
                                                                       --------------

               Personal Care - 0.5%
      220,200  Gillette Co.                                                 7,679,475
                                                                       --------------

               Restaurants - 0.7%
      234,600  McDonald's Corp.                                             7,272,600
       78,000  Starbucks Corp.                                              3,485,625(b)
                                                                       --------------
                                                                           10,758,225
                                                                       --------------

               Retail - 4.5%
       38,200  Best Buy Co., Inc.                                           1,917,163(b)
       50,000  Circuit City Stores, Inc.                                      662,500
      181,000  Costco Wholesale Corp.                                       6,629,125
      258,000  Gap, Inc.                                                    6,659,625
      383,000  Home Depot, Inc.                                            16,469,000
       80,000  Kohl's Corp.                                                 4,335,000
      150,000  Lowe's Companies                                             6,853,125
      235,400  Target Corp.                                                 6,502,925
      482,000  Wal-Mart Stores, Inc.                                       21,870,750
                                                                       --------------
                                                                           71,899,213
                                                                       --------------

               Retail - Food & Drug - 2.4%
      145,000  CVS Corp.                                                    7,675,938
      351,300  Kroger Co.                                                   7,926,206(b)
      175,000  Safeway, Inc.                                                9,570,313(b)
      277,000  Walgreen Co.                                                12,638,125
                                                                       --------------
                                                                           37,810,582
                                                                       --------------

               Services - Cyclical - 0.2%
       31,500  Omnicom Group, Inc.                                          2,905,875
                                                                       --------------

               Services - Technology - 0.6%
      160,000  Automatic Data Processing, Inc.                             10,450,000
                                                                       --------------

               Telephone &
               Telecommunications - 3.4%
      194,435  AT&T Corp.                                                   4,508,462
       90,000  NEXTEL Communications,
               Inc., Class A                                                3,459,375(b)
      158,000  Qwest Communications
               International, Inc.                                          7,682,750(b)
      334,392  SBC Communications, Inc.                                    19,290,239
       66,800  Sprint Corp. (PCS Group)                                     2,546,750
      135,000  Verizon Communications                                       7,804,688
      380,000  WorldCom, Inc.                                               9,025,000(b)
                                                                       --------------
                                                                           54,317,264
                                                                       --------------

               Utilities - 2.7%
      159,700  AES Corp.                                                    9,023,050
       88,000  Constellation Energy Group                                   3,668,500
      121,500  Duke Energy Corp.                                           10,502,156
      154,800  Enron Corp.                                                 12,703,275
      255,000  Southern Co.                                                 7,490,625
                                                                       --------------
                                                                           43,387,606
                                                                       --------------
               Total Common Stock
               (cost $1,209,600,445)                                    1,528,408,574
                                                                       --------------

Principal
Amount
------------
               SHORT-TERM
               SECURITIES - 4.5% (a)
               Commercial Paper
  $10,000,000  Procter & Gamble Co.,
               6.47% Due 11/27/2000                                         9,953,272
   56,400,000  Sheffield Receivables Corp.,
               6.63% Due 11/1/2000                                         56,400,000
    6,472,000  Toyota Motor Credit Co.,
               6.5% Due 11/2/2000                                           6,470,831
                                                                       --------------
               Total Short-Term Securities
               (at amortized cost)                                         72,824,103
                                                                       --------------
               Total Investments
               (cost $1,282,424,548)                                   $1,601,232,677(c)
                                                                       ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Fund.

(b) Currently non-income producing.

(c) At October 31, 2000, the aggregate cost of securities for federal income tax purposes was $1,284,967,160 and the net unrealized appreciation of investments based on that cost was $316,265,517 which is comprised of $371,109,256 aggregate gross unrealized appreciation and $54,843,739 aggregate gross unrealized depreciation.

(d) Miscellaneous Footnotes:
    (ADR) - American Depository Receipts

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD VALUE FUND
Portfolio of Investments
October 31, 2000

Shares                                                                          Value
-------------                                                            ------------
               COMMON STOCKS - 92.3%(a)
               Aerospace & Defense - 1.2%
        2,630  Boeing Co.                                              $      178,330
          960  General Dynamics Corp.                                          68,700
          960  Lockheed Martin Corp.                                           34,416
                                                                       --------------
                                                                              281,446
                                                                       --------------

               Airlines - 0.6%
        4,820  Southwest Airlines Co.                                         137,370
                                                                       --------------

               Aluminum - 0.5%
        3,940  Alcoa, Inc.                                                    113,029
                                                                       --------------

               Automotive - 0.9%
        1,800  Delphi Automotive
               Systems Corp.                                                   28,238
        3,200  Ford Motor Co.                                                  83,600
        1,466  General Motors Corp.                                            91,075
          316  Visteon Corp.                                                    5,589
                                                                       --------------
                                                                              208,502
                                                                       --------------

               Banks - 5.7%
        3,820  Bank of America Corp.                                          183,599
        4,030  Bank of New York Co., Inc.                                     231,977
        1,600  Bank One Corp.                                                  58,400
        3,835  Chase Manhattan Corp.                                          174,493
          500  Comerica, Inc.                                                  30,156
        1,030  First Union Corp.                                               31,222
        3,390  FleetBoston Financial Corp.                                    128,820
          440  Golden West Financial Corp.                                     24,668
        1,630  Mellon Financial Corp.                                          78,648
          680  PNC Financial Corp.                                             45,475
        1,100  U.S. Bancorporation                                             26,606
        1,830  Washington Mutual, Inc.                                         80,520
        5,010  Wells Fargo & Co.                                              232,026
                                                                       --------------
                                                                            1,326,610
                                                                       --------------

               Biotechnology - 0.2%
          890  Amgen, Inc.                                                     51,564
                                                                       --------------

               Broadcasting - 2.2%
        1,850  AT&T Corp./Liberty Media
               Group, Class A                                                  33,300
        1,325  Clear Channel
               Communications, Inc.                                            79,583(b)
        3,640  Comcast Corp., Class A                                         148,330
        1,731  General Motors Corp., Class H                                   56,084
        3,130  Infinity Broadcasting Corp.,
               Class A                                                        104,073(b)
        4,730  USA Networks, Inc.                                              95,783
                                                                       --------------
                                                                              517,153
                                                                       --------------

               Building Materials - 0.1%
        1,250  Masco Corp.                                                     23,359
                                                                       --------------

               Chemicals - 0.9%
        2,830  Dow Chemical Co.                                                86,669
        2,200  E.I. du Pont de Nemours and Co.                                 99,825
          460  Rohm & Haas Co.                                                 13,829
                                                                       --------------
                                                                              200,323
                                                                       --------------

               Communications
               Equipment - 1.7%
           50  Avici Systems, Inc.                                              2,169(b)
          660  Corning, Inc.                                                   50,490
        2,350  Lucent Technologies, Inc.                                       54,784
        5,960  Motorola, Inc.                                                 148,628
          740  Nokia Corp., ADR                                                31,635
        1,830  Nortel Networks Corp.                                           83,265
          590  Tellabs, Inc.                                                   29,463(b)
                                                                       --------------
                                                                              400,434
                                                                       --------------

               Computers - Hardware - 3.6%
        3,650  Compaq Computer Corp.                                          110,997
        1,810  Dell Computer Corp.                                             53,395(b)
        4,360  Hewlett Packard Co.                                            202,468
        3,160  International Business
               Machines Corp.                                                 311,260
          430  Palm, Inc.                                                      23,032(b)
        1,300  Sun Microsystems, Inc.                                         144,138
                                                                       --------------
                                                                              845,290
                                                                       --------------

               Computers -
               Networking - 1.2%
          147  Avaya Inc.                                                       1,975(b)
        5,120  Cisco Systems, Inc.                                            275,840
                                                                       --------------
                                                                              277,815
                                                                       --------------

               Computers -
               Peripherals - 1.0%
        2,550  EMC Corp.                                                      227,109
                                                                       --------------

               Computers - Software &
               Services - 2.9%
        1,530  America Online, Inc.                                            77,158
           50  Blue Martini Software, Inc.                                      1,881(b)
        1,400  Commerce One, Inc.                                              89,863
        1,470  Computer Associates
               International, Inc.                                             46,856
          150  Docent, Inc.                                                     3,863(b)
           50  Eprise Corp.                                                       150(b)
        4,220  Microsoft Corp.                                                290,653(b)
        5,160  Oracle Corp.                                                   170,280
          100  Saba Software, Inc.                                              2,344(b)
           50  SINA.com                                                           348(b)
                                                                       --------------
                                                                              683,396
                                                                       --------------

               Consumer Finance - 1.1%
          450  Capital One Financial Corp.                                     28,406
        1,780  Household International, Inc.                                   89,556
        2,700  MBNA Corp.                                                     101,419
          410  Providian Financial Corp.                                       42,640
                                                                       --------------
                                                                              262,021
                                                                       --------------

               Distributors - Food &
               Health - 0.7%
        1,000  Cardinal Health, Inc.                                           94,750
        1,100  Sysco Corp.                                                     57,406
                                                                       --------------
                                                                              152,156
                                                                       --------------

               Electrical Equipment - 3.7%
        1,450  Emerson Electric Co.                                           106,484
        2,900  Flextronics International, Ltd.                                110,200
        9,620  General Electric Co.                                           527,296
        1,755  Koninklijke Philips Electronic                                  70,090
        1,150  Solectron Corp.                                                 50,600
                                                                       --------------
                                                                              864,670
                                                                       --------------

               Electronics - 2.9%
          598  Agilent Technologies, Inc.                                      27,695(b)
          420  Analog Devices, Inc.                                            27,300
           50  Bruker Daltonics, Inc.                                           1,713(b)
          600  C-MAC Industries, Inc.                                          33,300(b)
        7,580  Intel Corp.                                                    341,100
           50  Marvell Technology Group, Ltd.                                   2,788(b)
        1,500  Maxim Integrated Products, Inc.                                 99,469
          550  Micron Technology, Inc.                                         19,113
           50  New Focus, Inc.                                                  3,175(b)
           50  Silicon Laboratories, Inc.                                       1,403(b)
        2,360  Texas Instruments, Inc.                                        115,788
                                                                       --------------
                                                                              672,844
                                                                       --------------

               Entertainment - 1.4%
        4,480  Disney (Walt) Co.                                              160,440
          920  Time Warner, Inc.                                               69,837
        1,644  Viacom, Inc., Class B                                           93,503(b)
                                                                       --------------
                                                                              323,780
                                                                       --------------

               Equipment -
               Semiconductors - 0.4%
          880  Applied Materials, Inc.                                         46,750
           50  Axcelis Technologies, Inc.                                         538(b)
          990  KLA-Tencor Corp.                                                33,474
                                                                       --------------
                                                                               80,762
                                                                       --------------

               Financial - Diversified - 7.6%
        3,040  American Express Co.                                           182,400
        2,500  Associates First Capital Corp.,
               Class A                                                         92,813
       10,833  Citigroup, Inc.                                                570,087
        3,380  Federal Home Loan
               Mortgage Corp.                                                 202,800
        4,710  Federal National Mortgage
               Association                                                    362,670
        2,320  Morgan Stanley Dean
               Witter & Co.                                                   186,325
          740  Morgan (J.P.) and Co., Inc.                                    122,470
          520  XL Capital, Ltd., Class A                                       39,975
                                                                       --------------
                                                                            1,759,540
                                                                       --------------

               Food & Beverage - 2.1%
        1,060  Coca-Cola Co.                                                   63,998
          860  General Mills, Inc.                                             35,905
          570  Heinz (H.J.) Co.                                                23,904
        3,540  PepsiCo, Inc.                                                  171,469
          620  Quaker Oats Co.                                                 50,569
        2,080  Sara Lee Corp.                                                  44,850
        2,700  Tootsie Roll Industries, Inc.                                  103,613
                                                                       --------------
                                                                              494,308
                                                                       --------------

               Freight & Shipping - 0.3%
        2,100  Burlington Northern
               Santa Fe, Inc.                                                  55,781
                                                                       --------------

               Health Care -
               Diversified - 3.7%
        3,660  Abbott Laboratories                                            193,294
        3,790  American Home Products Corp.                                   240,665
        3,980  Bristol-Myers Squibb Co.                                       242,531
        2,070  Johnson & Johnson                                              190,699
                                                                       --------------
                                                                              867,189
                                                                       --------------

               Health Care - Drugs &
               Pharmaceuticals - 4.6%
        1,100  Biovail Corp.                                                   46,269(b)
        1,040  Eli Lilly & Co.                                                 92,950
        1,000  Genentech, Inc.                                                 82,500
        3,070  Merck & Co., Inc.                                              276,108
        4,982  Pfizer, Inc.                                                   215,160
        3,141  Pharmacia Corp.                                                172,755
        2,850  Schering-Plough Corp.                                          147,309
          590  Watson Pharmaceuticals, Inc.                                    36,912(b)
                                                                       --------------
                                                                            1,069,963
                                                                       --------------

               Health Care - Medical
               Products & Supplies - 0.9%
        1,160  Baxter International, Inc.                                      95,338
          780  Becton, Dickinson & Co.                                         26,130
          630  Guidant Corp.                                                   33,351(b)
          850  Medtronic, Inc.                                                 46,166
                                                                       --------------
                                                                              200,985
                                                                       --------------

               Health Care
               Management - 0.9%
        1,650  HCA - (The) Healthcare Corp.                                    65,897
        2,250  Tenet Healthcare Corp.                                          88,453
          530  UnitedHealth Group, Inc.                                        57,969
                                                                       --------------
                                                                              212,319
                                                                       --------------

               Health Care Services (c)
           50  Rosetta Inpharmatics, Inc.                                       1,109(b)
                                                                       --------------

               Homebuilding - 0.4%
        2,750  Centex Corp.                                                   101,750
                                                                       --------------

               Housewares &
               Household Products - 1.7%
        2,320  Colgate Palmolive Co.                                          136,323
          160  Energizer Holdings, Inc.                                         3,160(b)
        2,130  Kimberly-Clark Corp.                                           140,580
        1,480  Procter & Gamble Co.                                           105,728
                                                                       --------------
                                                                              385,791
                                                                       --------------

               Insurance - 5.9%
          590  Ace, Ltd.                                                       23,158
          720  AFLAC, Inc.                                                     52,605
        2,010  Allstate Corp.                                                  80,903
        1,210  American General Corp.                                          97,405
        5,140  American International
               Group, Inc.                                                    503,720
          540  Aon Corp.                                                       22,376
          470  Chubb Corp.                                                     39,686
          760  CIGNA Corp.                                                     92,682
          480  Lincoln National Corp.                                          23,220
          520  Marsh & McLennan
               Companies, Inc.                                                 67,990
        5,830  MetLife Capital Trust I                                        161,054(b)
          540  St. Paul Companies, Inc.                                        27,675
        2,460  The Hartford Financial
               Services Group, Inc.                                           183,116
                                                                       --------------
                                                                            1,375,590
                                                                       --------------

               Investment Banking &
               Brokerage - 0.8%
          860  AXA Financial, Inc.                                             46,494
          300  Lehman Brothers Holdings, Inc.                                  19,350
        1,500  Merrill Lynch & Co., Inc.                                      105,000
          360  Schwab, Charles Corp.                                           12,645
                                                                       --------------
                                                                              183,489
                                                                       --------------

               Investment
               Management - 0.2%
          260  Standard & Poor's Depositary
               Receipts Trust                                                  37,168
                                                                       --------------

               Leisure Products - 0.4%
        2,110  Harley Davidson, Inc.                                          101,676
                                                                       --------------

               Machinery - Diversified - 1.0%
          870  Caterpillar, Inc.                                               30,504
        1,310  Deere & Co.                                                     48,224
        2,540  Dover Corp.                                                    107,791
        1,250  Ingersoll-Rand Co.                                              47,188
                                                                       --------------
                                                                              233,707
                                                                       --------------

               Manufacturing - 3.7%
        2,170  Avery Dennison Corp.                                           109,585
        2,568  Honeywell International, Inc.                                  138,191
          800  Illinois Tool Works, Inc.                                       44,450
        1,270  Minnesota Mining &
               Manufacturing Co.                                              122,714
        5,050  Tyco International, Ltd.                                       286,272
        2,180  United Technologies Corp.                                      152,191
                                                                       --------------
                                                                              853,403
                                                                       --------------

               Oil & Gas - 6.6%
          360  Anadarko Petroleum Corp.                                        23,058
        2,098  BP Amoco plc, ADR                                              106,867
        1,400  Chevron Corp.                                                  114,975
        2,910  Conoco, Inc., Class B                                           79,116
        7,406  ExxonMobil Corp.                                               660,523
        2,020  Halliburton Co.                                                 74,866
        2,970  Royal Dutch Petroleum Co.                                      176,344
        1,360  Schlumberger, Ltd.                                             103,530
        2,020  Texaco, Inc.                                                   119,306
          461  Transocean Sedco Forex, Inc.                                    24,433
          840  Unocal Corp.                                                    28,665
        1,130  USX-Marathon Group                                              30,722
                                                                       --------------
                                                                            1,542,405
                                                                       --------------

               Paper & Forest
               Products - 0.5%
        2,300  International Paper Co.                                         84,238
          690  Weyerhaeuser Co.                                                32,387
                                                                       --------------
                                                                              116,625
                                                                       --------------

               Personal Care - 0.7%
          620  Avon Products, Inc.                                             30,070
        2,200  Estee Lauder Companies, Inc.,
               Class A                                                        102,163
          720  Gillette Co.                                                    25,110
                                                                       --------------
                                                                              157,343
                                                                       --------------

               Photography &
               Imaging - 0.1%
          650  Eastman Kodak Co.                                               29,169
                                                                       --------------

               Publishing - 0.5%
          880  Gannett Co., Inc.                                               51,040
          650  McGraw-Hill, Inc.                                               41,722
          810  Tribune Co.                                                     30,021
                                                                       --------------
                                                                              122,783
                                                                       --------------

               Restaurants - 0.5%
        3,140  McDonald's Corp.                                                97,340
          650  Tricon Global Restaurants, Inc.                                 19,500 (b)
                                                                       --------------
                                                                              116,840
                                                                       --------------

               Retail - 3.0%
          180  Circuit City Stores, Inc.                                        2,385
        1,920  Costco Wholesale Corp.                                          70,320
        1,680  Federated Department Stores                                     54,705(b)
        1,740  Home Depot, Inc.                                                74,820
          850  Lowe's Companies                                                38,834
        1,470  May Department Stores Co.                                       38,588
          680  Sears, Roebuck & Co.                                            20,216
        6,350  Target Corp.                                                   175,419
        3,080  Wal-Mart Stores, Inc.                                          139,755
        2,630  Zale Corp.                                                      89,091(b)
                                                                       --------------
                                                                              704,133
                                                                       --------------

               Retail - Food & Drug - 0.9%
        1,070  CVS Corp.                                                       56,643
        2,080  Kroger Co.                                                      46,930(b)
        1,290  Safeway, Inc.                                                   70,547(b)
          680  Walgreen Co.                                                    31,025
                                                                       --------------
                                                                              205,145
                                                                       --------------

               Services - Cyclical - 0.1%
          700  Interpublic Group of
               Companies, Inc.                                                 30,056
           50  Universal Access, Inc.                                             731(b)
                                                                       --------------
                                                                               30,787
                                                                       --------------

               Services - Technology - 1.2%
        1,030  Automatic Data Processing, Inc.                                 67,272
          640  Computer Sciences Corp.                                         40,320(b)
        1,720  Electronic Data Systems Corp.                                   80,733
        1,910  First Data Corp.                                                95,739
                                                                       --------------
                                                                              284,064
                                                                       --------------

               Telephone &
               Telecommunications - 5.8%
           50  AirGate PCS, Inc.                                                1,944(b)
          830  ALLTEL Corp.                                                    53,483
        5,359  AT&T Corp.                                                     124,262
        2,730  BellSouth Corp.                                                131,893
        1,481  Qwest Communications
               International, Inc.                                             72,014(b)
        6,180  SBC Communications, Inc.                                       356,509
        2,070  Sprint Corp. (FON Group)                                        52,785
        6,754  Verizon Communications                                         390,466
        1,080  Vodafone Group plc, ADR                                         45,968
        4,750  WorldCom, Inc.                                                 112,813(b)
                                                                       --------------
                                                                            1,342,137
                                                                       --------------

               Utilities - 5.3%
          630  AES Corp.                                                       35,595
        2,560  Coastal Corp.                                                  193,120
        2,400  Constellation Energy Group                                     100,050
          640  Dominion Resources, Inc.                                        38,120
        1,850  Duke Energy Corp.                                              159,909
        2,304  Dynegy, Inc., Class A                                          106,704
          580  El Paso Energy Corp.                                            36,359
        2,460  Enron Corp.                                                    201,874
          720  Entergy Corp.                                                   27,585
        2,528  Exelon Corp.                                                   151,996
          670  FPL Group, Inc.                                                 44,220
          520  Reliant Energy, Inc.                                            21,483
          590  Southern Co.                                                    17,331
          200  Southern Energy, Inc.                                            5,450(b)
          690  TXU Corp.                                                       25,573
        1,270  Williams Companies, Inc.                                        53,102
                                                                       --------------
                                                                            1,218,471
                                                                       --------------
               Total Common Stock
               (cost $20,170,388)                                          21,453,303
                                                                       --------------

Principal
Amount
------------
               SHORT-TERM
               SECURITIES - 7.7%(a)
               U.S. Government Agency
   $1,800,000  Federal Agricultural Mortgage
               Corp., Discount Note,
               6.45% Due 11/1/2000
               (at amortized cost)                                          1,800,000
                                                                       --------------
               Total Investments
               (cost $21,970,388)                                       $   23,253,303(d)
                                                                       ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Value Fund.

(b) Currently non-income producing.

(c) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the Lutheran Brotherhood Value Fund.

(d) At October 31, 2000, the aggregate cost of securities for federal income tax purposes was $21,997,422 and the net unrealized appreciation of investments based on that cost was $1,255,881 which is comprised of $2,599,391 aggregate gross unrealized appreciation and $1,343,510 aggregate gross unrealized depreciation.

(e) Miscellaneous Footnotes:
    (ADR) - American Depository Receipts

The accompanying notes are an integral part of the financial statements.






LUTHERAN BROTHERHOOD HIGH YIELD FUND
Portfolio of Investments
October 31, 2000

  Principal                                                                                             Maturity
   Amount                                                                                     Rate        Date         Value
 ----------                                                                                ----------  ----------   ----------
               CORPORATE BONDS - 80.9%(a)
               Aerospace & Defense - 0.1%
    2,000,000  Pentacon, Inc., Sr. Subordinated Notes, Series B                              12.25%      4/1/2009 $   1,089,993
                                                                                                                  -------------

               Automotive - 0.9%
    4,000,000  Hayes Lemmerz International, Inc., Sr. Subordinated Notes,
               Series B                                                                       8.25%    12/15/2008     3,000,000
    4,000,000  JL French Automotive Casting, Sr. Subordinated Notes, Series B                 11.5%      6/1/2009     2,380,000
    1,550,000  Venture Holdings Trust, Sr. Notes                                               9.5%      7/1/2005       961,000
    1,650,000  Venture Holdings Trust, Sr. Subordinated Notes                                 12.0%      6/1/2009       804,375
                                                                                                                  -------------
                                                                                                                      7,145,375
                                                                                                                  -------------

               Banks - 1.3%
    2,450,000  Chevy Chase Savings Bank, Subordinated Debentures                              9.25%     12/1/2005     2,321,375
    5,000,000  GS Escrow Corp., Sr. Notes                                                    7.125%      8/1/2005     4,652,990
    3,000,000  Soverign Bancorp, Inc., Sr. Notes                                              10.5%    11/15/2006     3,060,000
                                                                                                                  -------------
                                                                                                                     10,034,365
                                                                                                                  -------------

               Broadcasting & Media - 14.2%
    4,500,000  Adelphia Communications Corp., Sr. Notes                                     10.875%     10/1/2010     4,230,000
    2,550,000  Alliance Atlantis Communications, Inc., Sr. Subordinated Notes                 13.0%    12/15/2009     2,645,625
    1,788,100  AMFM Operating, Inc., Payment-In-Kind Debentures                             12.625%    10/31/2006     2,011,613
    2,400,000  Australis Holdings Pty., Ltd., Sr. Discount Notes                        Zero Coupon     11/1/2002           240(d)
   12,155,970  Australis Media, Ltd., Payment-In-Kind Sr. Discount Notes                Zero Coupon     5/15/2003       182,340(d)
    8,500,000  Avalon Cable Holdings, Sr. Discount Notes                                Zero Coupon     12/1/2008     5,610,000
    2,650,000  Cable Satisfaction International, Inc., Sr. Notes                             12.75%      3/1/2010     2,133,250
    3,750,000  Callahan Nordrhein-Westfalen, Sr. Discount Notes                         Zero Coupon     7/15/2010     1,631,250
    4,850,000  Callahan Nordrhein-Westfalen, Sr. Notes                                        14.0%     7/15/2010     4,656,000
    1,500,000  Chancellor Media Corp., Sr. Notes                                               8.0%     11/1/2008     1,507,500
    1,400,000  Chancellor Media Corp., Sr. Subordinated Notes, Series B                       8.75%     6/15/2007     1,431,500
    2,400,000  Chancellor Media Corp., Sr. Subordinated Notes, Series B                      8.125%    12/15/2007     2,424,000
    4,800,000  Charter Communications, Inc., Sr. Notes                                        10.0%      4/1/2009     4,728,000
    2,075,000  Classic Cable Inc., Sr. Subordinated Notes                                     10.5%      3/1/2010     1,722,250
    1,600,000  Classic Cable, Inc., Sr. Subordinated Notes, Series B                         9.375%      8/1/2009     1,224,000
    2,000,000  CSC Holdings, Inc., Sr. Notes                                                 7.875%    12/15/2007     1,939,280
    4,000,000  Diamond Cable Communications plc, Sr. Discount Notes (USD)               Zero Coupon    12/15/2005     3,740,000
    1,600,000  Diamond Cable Communications plc, Sr. Discount Notes (USD)               Zero Coupon     2/15/2007     1,160,000
    8,000,000  DIVA Systems Corp., Sr. Discount Notes, Series B                         Zero Coupon      3/1/2008     3,580,000
    3,000,000  Echostar Broadband Corp., Sr. Notes                                          10.375%     10/1/2007     3,022,500
    3,750,000  EchoStar DBS Corp., Sr. Notes                                                 9.375%      2/1/2009     3,703,125
    2,000,000  Insight Midwest, LP, Sr. Notes                                                 9.75%     10/1/2009     1,955,000
    5,200,000  NTL Communications Corp., Sr. Notes, Series B                                  11.5%     10/1/2008     4,784,000
    3,000,000  NTL, Inc., Convertible Subordinated Notes                                      5.75%    12/15/2009     1,908,750
    4,000,000  Olympus Communications, LP, Sr. Notes                                        10.625%    11/15/2006     3,780,000
    2,500,000  OnePoint Communications Corp., Sr. Notes, Series B                             14.5%      6/1/2008     2,512,500
    2,800,000  ONO Finance plc, Notes (USD)                                                   13.0%      5/1/2009     2,170,000
    3,500,000  Optel, Inc., Sr. Notes, Series B                                               11.5%      7/1/2008     2,152,500(d)
    4,600,000  RCN Corp., Sr. Discount Notes                                            Zero Coupon    10/15/2007     2,277,000
    5,500,000  Renaissance Media Group, LLC, Sr. Discount Notes                         Zero Coupon     4/15/2008     3,877,500
    2,800,000  Rogers Cablesystems, Ltd., Sr. Secured Second Priority Notes                  9.625%      8/1/2002     2,884,000
      735,528  Scott Cable Communications, Inc., Payment-In-Kind Jr.
               Subordinated Notes                                                             16.0%     7/18/2002       209,625
    4,000,000  Sinclair Broadcast Group, Inc., Sr. Subordinated Notes                          9.0%     7/15/2007     3,570,000
    3,500,000  Supercanal Holding S.A., Sr. Notes (USD)                                       11.5%     5/15/2005     1,421,875(d)
    2,800,000  Telewest Communications plc, Sr. Discount Notes (USD)                    Zero Coupon     4/15/2009     1,267,000
    3,400,000  Telewest Communications plc, Sr. Discount Notes (USD)                    Zero Coupon      2/1/2010     1,487,500
    3,500,000  UIH Australia/Pacific, Inc., Sr. Discount Notes, Series B                Zero Coupon     5/15/2006     3,062,500
    7,200,000  United International Holdings, Inc., Sr. Notes, Series B                 Zero Coupon     2/15/2008     4,428,000
    3,100,000  United Pan-Europe Communications N.V.,
               Sr. Discount Notes (USD)                                                 Zero Coupon      2/1/2010     1,162,500
    5,150,000  United Pan-Europe Communications N.V.,
               Sr. Discount Notes (USD)                                                 Zero Coupon     11/1/2009     2,034,250
    3,000,000  XM Satellite Radio, Inc., Sr. Secured Notes                                    14.0%     3/15/2010     2,085,000
    5,250,000  Young Broadcasting, Inc., Sr. Subordinated Notes                              11.75%    11/15/2004     5,381,250
                                                                                                                  -------------
                                                                                                                    107,693,223
                                                                                                                  -------------

               Building Materials - 0.7%
    4,000,000  CEMEX S.A. de C.V., Notes (USD)                                               12.75%     7/15/2006     4,460,000
    2,500,000  Formica Corp., Sr. Subordinated Notes, Series B                              10.875%      3/1/2009     1,087,500
                                                                                                                  -------------
                                                                                                                      5,547,500
                                                                                                                  -------------

               Chemicals - 0.4%
    3,000,000  Sovereign Speciality Chemicals, Sr. Subordinated Notes                       11.875%     3/15/2010     2,970,000
                                                                                                                  -------------

               Consumer Products - 0.9%
    2,000,000  AMM Holdings, Inc., Sr. Discount Notes                                   Zero Coupon      7/1/2009       110,000
    2,400,000  Holmes Products Corp., Sr. Subordinated Notes, Series D                       9.875%    11/15/2007     1,260,000
    3,000,000  Jostens, Inc., Sr. Subordinated Notes                                         12.75%      5/1/2010     2,910,000
    2,700,000  Winsloew Furniture, Inc., Sr. Subordinated Notes, Series B                    12.75%     8/15/2007     2,497,500
                                                                                                                  -------------
                                                                                                                      6,777,500
                                                                                                                  -------------

               Engineering & Construction - 0.5%
    4,100,000  Morrison Knudsen Corp., Bonds                                                  11.0%      7/1/2010     3,854,000
                                                                                                                  -------------

               Environmental - 1.5%
    7,000,000  Allied Waste North America, Inc., Sr. Subordinated Notes, Series B             10.0%      8/1/2009     6,020,000
    1,800,000  IT Group, Inc., Sr. Subordinated Notes, Series B                              11.25%      4/1/2009     1,539,000
    3,700,000  Norcal Waste Systems, Inc., Sr. Notes, Series B                                13.5%    11/15/2005     3,903,500
                                                                                                                  -------------
                                                                                                                     11,462,500
                                                                                                                  -------------

               Finance - Consumer - 1.0%
    2,380,000  Altiva Financial Corp., Subordinated Notes                                     12.0%     6/15/2006       595,000(d)
    4,000,000  Dollar Financial Group, Inc., Sr. Notes, Series A                            10.875%    11/15/2006     3,900,000
    2,598,000  HomeSide, Inc., Sr. Notes, Series B                                           11.25%     5/15/2003     2,802,593
    3,650,000  United Companies Financial Corp., Subordinated Notes                          8.375%      7/1/2005        54,750(d)
                                                                                                                  -------------
                                                                                                                      7,352,343
                                                                                                                  -------------

               Finance - Other - 0.9%
    2,800,000  FC CBO II, Ltd., Subordinated Debentures, Series 1A, Class C                  11.05%      9/9/2010     2,380,000
    5,000,000  Williams Scotsman, Inc., Sr. Notes                                            9.875%      6/1/2007     4,225,000
                                                                                                                  -------------
                                                                                                                      6,605,000
                                                                                                                  -------------

               Food & Beverage - 0.6%
    3,600,000  Grupo Azucarero Mexico, Sr. Notes (USD)                                        11.5%     1/15/2005       585,000(d)
    5,500,000  Imperial Sugar Co., Sr. Subordinated Notes                                     9.75%    12/15/2007       962,500
    3,500,000  Packaged Ice, Inc., Sr. Notes, Series B                                        9.75%      2/1/2005     2,922,500
                                                                                                                  -------------
                                                                                                                      4,470,000
                                                                                                                  -------------

               Food & Beverage - Wholesale - 0.6%
    4,600,000  Ameriserve Food Distribution, Inc., Sr. Notes                                 8.875%    10/15/2006       115,000(d)
    3,200,000  Fleming Companies, Inc., Sr. Subordinated Notes, Series B                    10.625%     7/31/2007     2,416,000
    3,000,000  Nash Finch Co., Sr. Subordinated Notes, Series B                                8.5%      5/1/2008     2,265,000
                                                                                                                  -------------
                                                                                                                      4,796,000
                                                                                                                  -------------

               Health Care - Medical Products & Supplies - 0.7%
    6,000,000  Fisher Scientific International, Inc., Sr. Subordinated Notes                   9.0%      2/1/2008     5,505,000
                                                                                                                  -------------

               Health Care Management - 1.9%
    4,800,000  Concentra Operating Corp., Sr. Subordinated Notes                              13.0%     8/15/2009     4,248,000
    1,900,000  HCA Healthcare Co. (The), Notes                                                8.75%      9/1/2010     1,920,210
    4,000,000  Health Insurance Plan of Greater New York, Bonds, Series C                    11.25%      7/1/2010     3,712,000
    1,900,000  Integrated Health Services, Inc., Convertible
               Sr. Subordinated Debentures                                                    5.75%      1/1/2001             0(d)
    2,500,000  Integrated Health Services, Inc., Sr. Subordinated Notes, Series A             9.25%     1/15/2008        37,500(d)
    2,200,000  Quorum Health Group, Inc., Sr. Subordinated Notes                              8.75%     11/1/2005     2,189,000
    2,000,000  Tenet Healthcare Corp., Sr. Subordinated Notes, Series B                      8.125%     12/1/2008     1,937,500
                                                                                                                  -------------
                                                                                                                     14,044,210
                                                                                                                  -------------

               Health Care Services - 3.1%
    2,800,000  Dynacare, Inc., Sr. Notes                                                     10.75%     1/15/2006     2,702,000
    2,600,000  Hanger Orthopedic Group, Inc., Sr. Secured Notes                              11.25%     6/15/2009     1,820,000
    3,900,000  HEALTHSOUTH Corp., Convertible Subordinated Debentures                         3.25%      4/1/2003     3,305,250
    1,900,000  HEALTHSOUTH Corp., Sr. Notes                                                    7.0%     6/15/2008     1,621,734
    5,450,000  HEALTHSOUTH Corp., Sr. Subordinated Notes                                     10.75%     10/1/2008     5,494,810
    5,000,000  Insight Health Services Corp., Sr. Subordinated Notes, Series B               9.625%     6/15/2008     4,525,000
    4,000,000  MedPartners, Inc., Sr. Notes                                                  7.375%     10/1/2006     3,620,000
                                                                                                                  -------------
                                                                                                                     23,088,794
                                                                                                                  -------------

               Homebuilding - 1.0%
    2,600,000  Fortress (The) Group, Inc., Sr. Notes                                         13.75%     5/15/2003     1,124,500
    3,750,000  Hovnanian (K) Enterprises, Inc., Sr. Notes                                     10.5%     10/1/2007     3,534,375
    3,000,000  Ryland (The) Group, Inc., Sr. Notes                                            9.75%      9/1/2010     2,895,000
                                                                                                                  -------------
                                                                                                                      7,553,875
                                                                                                                  -------------

               Insurance - 0.1%
    5,000,000  Symons International Group Capital Trust I, Bond                                9.5%     8/15/2027       600,000
                                                                                                                  -------------

               Leisure & Entertainment - 0.1%
    2,777,000  AMF Bowling Worldwide, Inc., Sr. Subordinated
               Discount Notes, Series B                                                 Zero Coupon     3/15/2006       548,458
                                                                                                                  -------------

               Lodging & Hotels - 0.6%
    2,700,000  CapStar Hotel Company, Convertible Subordinated Notes
               (Meristar Hospitality Corp.)                                                   4.75%    10/15/2004     2,048,625
    2,500,000  Felcor Lodging, LP, Sr. Notes                                                   9.5%     9/15/2008     2,493,750
                                                                                                                  -------------
                                                                                                                      4,542,375
                                                                                                                  -------------

               Machinery & Equipment - 2.0%
    4,000,000  Anthony Crane Rentals, LP, Sr. Discount Debentures, Series B             Zero Coupon      8/1/2009       420,000
    3,000,000  Budget Group, Inc., Sr. Notes                                                 9.125%      4/1/2006     1,125,000
    4,000,000  Flowserve Corp., Sr. Subordinated Notes                                       12.25%     8/15/2010     4,070,000
    3,435,000  Motor Coach Industries International, Inc., Sr. Subordinated Notes            11.25%      5/1/2009     1,597,275
    4,000,000  Navistar Financial Corp., Sr. Subordinated Notes, Series B                      9.0%      6/1/2002     4,005,000
    2,800,000  Navistar International Corp., Sr. Notes, Series B                               7.0%      2/1/2003     2,695,000
    1,600,000  Navistar International Corp., Sr. Subordinated Notes, Series B                  8.0%      2/1/2008     1,472,000
                                                                                                                  -------------
                                                                                                                     15,384,275
                                                                                                                  -------------

               Metals & Mining - 0.1%
      800,000  Altos Hornos de Mexico, Bonds, Series B (USD)                                11.875%     4/30/2004       298,000(d)
    3,000,000  Echo Bay Mines, Bonds                                                    Zero Coupon      4/1/2027       705,000
                                                                                                                  -------------
                                                                                                                      1,003,000
                                                                                                                  -------------

               Oil & Gas - 1.0%
    3,750,000  Belden & Blake Corp., Sr. Subordinated Notes, Series B                        9.875%     6/15/2007     3,168,750
    2,000,000  Pride Petroleum Services, Inc., Sr. Notes                                     9.375%      5/1/2007     2,035,000
    2,000,000  RBF Finance Co., Sr. Notes                                                   11.375%     3/15/2009     2,290,000
                                                                                                                  -------------
                                                                                                                      7,493,750
                                                                                                                  -------------

               Packaging & Containers - 3.2%
    5,911,818  BPC Holding Corp., Sr. Secured Notes, Series B                                 12.5%     6/15/2006     4,226,950
    1,600,000  Consolidated Container Co., LLC, Sr. Subordinated Notes                      10.125%     7/15/2009     1,448,000
    4,000,000  Crown Cork & Seal Finance plc, Notes                                            7.0%    12/15/2006     2,732,576
    3,500,000  Fonda Group, Inc., Sr. Subordinated Notes, Series B                             9.5%      3/1/2007     2,887,500
    3,000,000  Huntsman Packaging Corp., Sr. Subordinated Notes                               13.0%      6/1/2010     2,265,000
    4,750,000  Owens-Illinois, Inc., Sr. Notes                                                7.85%     5/15/2004     3,586,250
    3,200,000  Radnor Holdings Corp., Sr. Notes                                               10.0%     12/1/2003     2,848,000
    5,500,000  SF Holdings Group, Inc., Sr. Discount Notes, Series B                    Zero Coupon     3/15/2008     2,860,000
    1,500,000  U.S. Can Corp., Sr. Subordinated Notes                                       12.375%     10/1/2010     1,481,250
                                                                                                                  -------------
                                                                                                                     24,335,526
                                                                                                                  -------------

               Paper & Forest Products - 0.5%
    2,400,000  APP Finance (II) Mauritius, Ltd., Guaranteed Preferred
               Securities, Series B (USD)                                                     12.0%     2/15/2004       798,000
    2,000,000  FSW International Finance Co. B.V., Guaranteed
               Secured Notes (USD)                                                           12.50%     11/1/2006       635,000(d)
    1,200,000  Indah Kiat Finance Mauritius, Guaranteed Sr. Notes (USD)                       10.0%      7/1/2007       495,000
    2,400,000  Pindo Deli Finance Mauritius, Sr. Notes (USD)                                 10.25%     10/1/2002     1,494,000
                                                                                                                  -------------
                                                                                                                      3,422,000
                                                                                                                  -------------

               Publishing - 1.5%
    3,040,000  Dimac Corp., Sr. Subordinated Notes                                            12.5%     10/1/2008        45,600(d)
    4,000,000  Mail-Well Corp., Bonds, Series B                                               8.75%    12/15/2008     2,980,000
    5,700,000  MDC Communications Corp., Sr. Subordinated Notes                               10.5%     12/1/2006     5,215,500
    3,000,000  PRIMEDIA, Inc., Sr. Notes                                                     10.25%      6/1/2004     2,985,000
                                                                                                                  -------------
                                                                                                                     11,226,100
                                                                                                                  -------------

               Retail - 0.9%
    2,000,000  County Seat Stores, Inc., Units                                               12.75%     11/1/2004           200(d)
    2,250,000  F & M Distributors, Inc., Sr. Subordinated Notes                               11.5%     4/15/2003        28,125(d)
    2,250,000  Group1 Automotive, Inc., Sr. Subordinated Notes                              10.875%      3/1/2009     1,991,250
    3,000,000  J. Crew Group, Sr. Discount Debentures, Series B                         Zero Coupon    10/15/2008     1,755,000
    4,750,000  Saks, Inc., Subordinated Notes                                                 7.25%     12/1/2004     3,111,250
                                                                                                                  -------------
                                                                                                                      6,885,825
                                                                                                                  -------------

               Retail - Food - 0.6%
    5,150,000  Jitney-Jungle Stores of America, Sr. Notes                                     12.0%      3/1/2006       103,000(d)
    4,603,050  Smith's Food & Drug Centers, Pass Through Certificates                         8.64%      7/2/2012     4,711,521
                                                                                                                  -------------
                                                                                                                      4,814,521
                                                                                                                  -------------

               Services - 0.7%
    2,000,000  Building One Services Corp., Sr. Subordinated Notes                            10.5%      5/1/2009     1,430,000
      500,000  Discovery Zone, Inc., Sr. Notes                                                13.5%      5/1/2002         7,500(d)
    2,000,000  Discovery Zone, Inc., Sr. Notes                                                13.5%      8/1/2002        12,500(d)
    4,000,000  KinderCare Learning Centers, Inc., Sr. Subordinated Notes                       9.5%     2/15/2009     3,660,000
                                                                                                                  -------------
                                                                                                                      5,110,000
                                                                                                                  -------------

               Technology - Hardware - 2.1%
    3,000,000  Aavid Thermal Technologies, Inc., Sr. Subordinated Notes                      12.75%      2/1/2007     2,655,000
    3,152,500  ASAT Finance, LLC, Sr. Notes                                                   12.5%     11/1/2006     3,199,788
    1,700,000  Dictaphone Corp., Sr. Subordinated Notes                                      11.75%      8/1/2005     1,598,000
    1,550,000  Intersil Corp., Sr. Subordinated Notes                                        13.25%     8/15/2009     1,759,250
    1,600,000  MCMS, Inc., Sr. Subordinated Notes, Series B                                   9.75%      3/1/2008     1,128,000
    2,800,000  MCMS, Inc., Subordinated Notes, Series B (Variable rate)                     11.455%      3/1/2008     1,974,000
    3,200,000  Unisys Corp., Sr. Notes                                                       11.75%    10/15/2004     3,368,000
                                                                                                                  -------------
                                                                                                                     15,682,038
                                                                                                                  -------------

               Telecommunications - Data/Internet - 3.9%
    1,500,000  Advanced Radio Telecom Corp., Sr. Notes                                        14.0%     2/15/2007     1,080,000
    4,000,000  Convergent Communications, Inc., Sr. B Notes                                   13.0%      4/1/2008     1,620,000
    5,500,000  Covad Communications Group, Inc., Sr. Discount Notes, Series B           Zero Coupon     3/15/2008     1,567,500
    3,000,000  Cybernet Internet Services International, Sr. Notes                            14.0%      7/1/2009     1,245,000
    3,000,000  Exodus Communications, Inc., Sr. Notes                                        11.25%      7/1/2008     2,805,000
    2,650,000  Exodus Communications, Inc., Sr. Notes                                       11.625%     7/15/2010     2,464,500
    8,500,000  FirstWorld Communications, Inc., Sr. Discount Notes                      Zero Coupon     4/15/2008     1,700,000
    4,000,000  Globix Corp., Sr. Notes                                                        12.5%      2/1/2010     2,220,000
    4,200,000  NorthPoint Communications Group, Sr. Notes                                   12.875%     2/15/2010     3,927,000
    1,500,000  PSINet, Inc., Sr. Notes                                                        10.5%     12/1/2006       723,750
    7,500,000  PSINet, Inc., Sr. Notes, Series B                                              10.0%     2/15/2005     3,618,750
    3,200,000  Rhythms NetConnections, Inc., Sr. Discount Notes, Series B               Zero Coupon     5/15/2008       912,000
    4,700,000  Rhythms NetConnections, Inc., Sr. Notes                                       12.75%     4/15/2009     2,209,000
    8,400,000  Wam!Net, Inc., Sr. Discount Notes, Series B                                   13.25%      3/1/2005     3,822,000
                                                                                                                  -------------
                                                                                                                     29,914,500
                                                                                                                  -------------

               Telecommunications - Wireless - 12.7%
    6,000,000  Alamosa PCS Holdings, Inc., Sr. Discount Notes                           Zero Coupon     2/15/2010     2,910,000
    3,500,000  American Mobile Satellite Corp., Sr. Notes, Series B                          12.25%      4/1/2008     2,520,000
    1,200,000  Arch Communications Group, Inc., Sr. Notes                                    13.75%     4/15/2008       666,000
    2,000,000  At Track Communications, Inc., Sr. Notes, Series B                            13.75%     9/15/2005       770,000
    3,600,000  Centennial Cellular Operating Co., Sr. Subordinated Notes                     10.75%    12/15/2008     3,402,000
    4,000,000  Clearnet Communications, Inc., Sr. Discount Notes                        Zero Coupon    12/15/2005     4,260,000
    3,600,000  Crown Castle International Corp., Sr. Discount Notes                     Zero Coupon     5/15/2011     2,313,000
    2,000,000  Crown Castle International Corp., Sr. Notes                                     9.5%      8/1/2011     1,920,000
    3,750,000  Horizon PCS, Inc., Unit Security                                         Zero Coupon     10/1/2010     1,800,000
    1,800,000  ICO Global Communications, Units                                               15.0%      8/1/2005     1,089,000(d)
    2,800,000  IPCS, Inc., Sr. Discount Notes                                           Zero Coupon     7/15/2010     1,316,000
    2,800,000  Iridium LLC/Capital Corp., Sr. Notes, Series A                                 13.0%     7/15/2005        56,000(d)
    3,150,000  Iridium LLC/Capital Corp., Sr. Notes, Series B                                 14.0%     7/15/2005        63,000(d)
    5,750,000  McCaw International, Ltd., Sr. Discount Notes                            Zero Coupon     4/15/2007     4,398,750
    3,800,000  Metrocall, Inc., Sr. Subordinated Notes                                        11.0%     9/15/2008     1,691,000
    4,800,000  Microcell Telecommunications, Inc., Sr. Discount Notes                   Zero Coupon      6/1/2006     4,644,000
    8,000,000  Millicom International Cellular, Sr. Discount Notes                      Zero Coupon      6/1/2006     6,520,000
    2,000,000  Nextel Communications, Inc., Sr. Discount Notes                          Zero Coupon    10/31/2007     1,535,000
    7,000,000  Nextel Communications, Inc., Sr. Notes                                        9.375%    11/15/2009     6,772,500
    3,000,000  Nextel International, Inc., Sr. Serial Notes                                  12.75%      8/1/2010     2,797,500
    4,300,000  Nextel Partners, Inc., Sr. Notes                                               11.0%     3/15/2010     4,289,250
    8,500,000  Orion Network Systems, Inc., Sr. Discount Notes                          Zero Coupon     1/15/2007     2,125,000
    4,700,000  Orion Network Systems, Inc., Sr. Notes                                        11.25%     1/15/2007     2,326,500
    5,000,000  PageMart Nationwide, Inc., Sr. Discount Exchange Notes                         15.0%      2/1/2005     4,625,000
    1,200,000  Pinnacle Holdings, Inc., Sr. Discount Notes                              Zero Coupon     3/15/2008       690,000
    1,950,000  Price Communications Wireless, Inc., Sr. Subordinated Notes                   11.75%     7/15/2007     2,086,500
    3,400,000  PTC International Finance B.V., Sr. Secured Notes (USD)                  Zero Coupon      7/1/2007     2,286,500
    6,500,000  SpectraSite Holdings, Inc., Sr. Discount Notes                           Zero Coupon     4/15/2009     3,388,125
    4,000,000  SpectraSite Holdings, Inc., Sr. Discount Notes                           Zero Coupon     3/15/2010     1,960,000
    2,000,000  Telecorp PCS, Inc., Sr. Subordinated Notes                                   10.625%     7/15/2010     2,005,000
    1,800,000  Telesystem International Wireless, Inc., Sr. Discount Notes,
               Series B                                                                 Zero Coupon     6/30/2007     1,071,000
      480,118  Teletrac, Inc., Notes                                                           9.0%      1/1/2004       357,688
       57,614  Teletrac, Inc., Payment-In-Kind Notes                                          12.0%     10/1/2004        42,922
    4,000,000  Tritel PCS, Inc., Sr. Subordinated Notes                                 Zero Coupon     5/15/2009     2,610,000
    4,000,000  UbiqueTel Operating Co., Sr. Subordinated Notes                          Zero Coupon     4/15/2010     1,820,000
    6,000,000  UNIFI Communications, Inc., Sr. Notes                                          14.0%      3/1/2004        36,000(d)
    5,700,000  US Unwired, Inc., Sr. Discount Notes, Series B                           Zero Coupon     11/1/2009     2,807,250
    3,100,000  USA Mobile Communications, Inc., Sr. Notes                                     14.0%     11/1/2004     2,619,500
    2,500,000  VIALOG Corp., Sr. Notes, Series B                                             12.75%    11/15/2001     2,390,625
    2,800,000  Voicestream Wireless Corp., Sr. Notes                                        10.375%    11/15/2009     3,010,000
    5,000,000  Weblink Wireless, Inc., Sr. Subordinated Discount Notes                  Zero Coupon      2/1/2008     1,950,000
                                                                                                                  -------------
                                                                                                                     95,940,610
                                                                                                                  -------------

               Telecommunications - Wireline - 13.3%
    3,000,000  360networks, Inc., Sr. Notes                                                   13.0%      5/1/2008     2,415,000
    2,000,000  Alestra S. de R.L. de C.V., Sr. Notes (USD)                                  12.625%     5/15/2009     1,700,000
    1,200,000  Alestra S. de R.L. de C.V., Sr. Notes (USD)                                  12.125%     5/15/2006     1,041,000
    2,650,000  Asia Global Crossing, Sr. Notes                                              13.375%    10/15/2010     2,464,500
    2,000,000  Birch Telecom, Inc., Sr. Notes                                                 14.0%     6/15/2008     1,215,000
    3,500,000  Call-Net Enterprises, Inc., Sr. Notes                                         9.375%     5/15/2009     1,522,500
    2,500,000  CapRock Communications Corp., Sr. Notes                                        11.5%      5/1/2009     2,418,750
    1,000,000  CapRock Communications Corp., Sr. Notes, Series B                              12.0%     7/15/2008       977,500
    2,500,000  Colo.com, Unit Security                                                      13.875%     3/15/2010     1,887,500
    2,900,000  Completel Europe N.V., Sr. Discount Notes, Series B (USD)                Zero Coupon     2/15/2009     1,377,500
    6,000,000  DTI Holdings, Inc., Sr. Discount Notes, Series B                         Zero Coupon      3/1/2008     1,950,000
      800,000  Energis plc, Sr. Unsubordinated Notes (USD)                                    9.75%     6/15/2009       768,000
    5,150,000  Esprit Telecom Group plc, Sr. Notes (USD)                                      11.5%    12/15/2007     1,055,750
    3,000,000  Fairpoint Communications, Inc., Sr. Subordinated Notes                         12.5%      5/1/2010     2,715,000
    1,200,000  Global TeleSystems Group, Inc., Sr. Notes                                     9.875%     2/15/2005       351,000
    1,000,000  GST Telecommunications, Inc., Sr. Discount Notes                         Zero Coupon    12/15/2005       353,750(d)
    7,500,000  GT Group Telecom, Inc., Sr. Discount Notes                               Zero Coupon      2/1/2010     2,775,000
    1,200,000  Hyperion Telecommunications, Inc., Sr. Discount Notes, Series B          Zero Coupon     4/15/2003       966,000
    2,000,000  Hyperion Telecommunications, Inc., Sr. Notes, Series B                        12.25%      9/1/2004     1,750,000
    1,900,000  IMPSAT Fiber Networks, Inc., Sr. Notes                                        13.75%     2/15/2005     1,558,000
    5,000,000  IntelCom Group (U.S.A.), Inc., Sr. Discount Notes                        Zero Coupon      5/1/2006       850,000(d)
    5,900,000  Intermedia Communications, Inc., Sr. Discount Notes, Series B            Zero Coupon      3/1/2009     3,805,500
    1,950,000  Intermedia Communications, Inc., Sr. Notes                                      8.6%      6/1/2008     1,847,625
    2,800,000  Ionica plc, Sr. Notes (USD)                                                    13.5%     8/15/2006        84,000(d)
    1,900,000  Jazztel plc, Sr. Notes (USD)                                                   14.0%      4/1/2009     1,396,500
    5,625,000  Level 3 Communications, Inc., Unsecured Sr. Notes                              11.0%     3/15/2008     5,090,625
    5,000,000  Logix Communications Enterprises, Inc., Sr. Notes                             12.25%     6/15/2008     2,125,000
    4,500,000  Madison River Capital, Sr. Notes                                              13.25%      3/1/2010     3,262,500
    1,600,000  Metromedia Fiber Network, Inc., Sr. Notes                                      10.0%    12/15/2009     1,428,000
    2,800,000  Metromedia Fiber Network, Inc., Sr. Notes, Series B                            10.0%    11/15/2008     2,492,000
    5,000,000  MPower Communications, Sr. Notes                                               13.0%      4/1/2010     2,825,000
    3,000,000  Netia Holdings B.V., Sr. Discount Notes, Series B (USD)                  Zero Coupon     11/1/2007     1,875,000
    1,600,000  NEXTLINK Communications, Inc., Sr. Notes                                      9.625%     10/1/2007     1,352,000
    3,200,000  NEXTLINK Communications, LLC, Sr. Notes                                        12.5%     4/15/2006     3,024,000
    5,500,000  Northeast Optic Network, Inc., Sr. Notes                                      12.75%     8/15/2008     4,042,500
    5,000,000  Pathnet, Inc., Sr. Notes                                                      12.25%     4/15/2008     1,775,000
    3,000,000  PF.Net Communications, Inc., Sr. Notes                                        13.75%     5/15/2010     2,955,000
    5,000,000  Poland Telecom Finance B.V., Sr. Notes, Series B (USD)                         14.0%     12/1/2007        75,000(d)
      600,000  Primus Telecommunications Group, Inc., Sr. Notes                              12.75%    10/15/2009       297,000
    4,000,000  Primus Telecommunications Group, Inc., Sr. Notes                              11.25%     1/15/2009     1,980,000
    5,500,000  Primus Telecommunications Group, Inc., Sr. Notes                              11.75%      8/1/2004     2,722,500
    6,900,000  RSL Communications plc, Sr. Notes                                            12.875%      3/1/2010     1,414,500
    2,000,000  Startec Global Communications, Inc., Sr. Notes                                 12.0%     5/15/2008     1,310,000
    1,900,000  Telegroup, Inc., Sr. Discount Notes                                      Zero Coupon     11/1/2004       106,875(d)
    5,000,000  Teligent, Inc., Sr. Notes                                                      11.5%     12/1/2007     2,175,000
    6,000,000  USN Communications, Inc., Sr. Discount Notes, Series B                   Zero Coupon     8/15/2004       412,500(d)
    2,000,000  VersaTel Telecom B.V., Sr. Notes (USD)                                        13.25%     5/15/2008     1,530,000
    8,000,000  Viatel, Inc., Sr. Discount Notes                                         Zero Coupon     4/15/2008     2,400,000
    7,000,000  Williams Communications Group, Sr. Redeemable Notes                            11.7%      8/1/2008     6,282,500
    3,623,000  WinStar Communications, Inc., Sr. Discount Notes                         Zero Coupon     4/15/2010     1,141,245
    1,240,000  WinStar Communications, Inc., Sr. Notes                                       12.75%     4/15/2010       880,400
    4,000,000  WinStar Communications, Inc., Sr. Notes                                        12.5%     4/15/2008     2,910,000
    2,100,000  Worldwide Fiber, Inc., Sr. Notes                                               12.0%      8/1/2009     1,669,500
    2,000,000  Worldwide Fiber, Inc., Sr. Notes                                               12.5%    12/15/2005     1,730,000
                                                                                                                  -------------
                                                                                                                    100,529,020
                                                                                                                  -------------

               Textiles & Apparel - 0.8%
    3,150,000  CMI Industries, Inc., Sr. Subordinated Notes                                    9.5%     10/1/2003     1,496,250
    3,200,000  Dan River, Inc., Sr. Subordinated Notes                                      10.125%    12/15/2003     2,688,000
    2,400,000  Perry Ellis International, Inc., Sr. Subordinated Notes, Series B             12.25%      4/1/2006     1,848,000
                                                                                                                  -------------
                                                                                                                      6,032,250
                                                                                                                  -------------

               Transportation - 1.7%
      600,000  Allied Holdings, Inc., Sr. Notes, Series B                                    8.625%     10/1/2007       495,000
    3,600,000  Equimar Shipholdings, Ltd., First Priority Mtg                                9.875%      7/1/2007     1,152,000
    2,250,000  Kansas City Southern Railway, Sr. Notes                                         9.5%     10/1/2008     2,295,000
    3,000,000  RailAmerica Transportation Corp., Sr. Subordinated Notes                     12.875%     8/15/2010     2,805,000
    2,000,000  Transportacion Maritima, Sr. Notes (USD)                                       10.0%    11/15/2006     1,560,000
    5,000,000  Windsor Petroleum, Notes                                                       7.84%     1/15/2021     4,363,740
                                                                                                                  -------------
                                                                                                                     12,670,740
                                                                                                                  -------------

               Utilities - 4.8%
    1,500,000  Aes Drax Energy, Ltd., Sr. Secured Notes                                       11.5%     8/30/2010     1,582,500
    3,500,000  AES (The) Corp., Sr. Notes                                                    9.375%     9/15/2010     3,570,000
    3,250,000  Azurix Corp., Sr. Notes, Series B                                             10.75%     2/15/2010     3,006,250
    1,500,000  CMS Energy Corp., Sr. Notes                                                   9.875%    10/15/2007     1,515,701
    2,000,000  CMS EnergyCorp./Atlantic Methanol Capital Co.,
               Sr. Secured Notes, Series A-1                                                10.875%    12/15/2004     2,000,000
    3,200,000  ESI Tractebel Acquisition Corp., Bonds                                         7.99%    12/30/2011     2,892,576
    1,750,000  Midland Cogen Venture Fund II, Secured Lease Obligation Bonds,
               Series A                                                                      11.75%     7/23/2005     1,939,299
    3,550,000  Midland Cogen Venture Fund II, Subordinated Secured Lease
               Obligation Bonds                                                              13.25%     7/23/2006     4,122,313
    3,000,000  Niagara Mohawk Power Corp., Sr. Discount Notes, Series H                 Zero Coupon      7/1/2010     2,435,613
    5,000,000  Orion Power Holdings, Inc., Sr. Notes                                          12.0%      5/1/2010     5,325,000
    7,500,000  TNP Enterprises, Inc., Sr. Subordinated Notes, Series B                       10.25%      4/1/2010     7,818,750
                                                                                                                  -------------
                                                                                                                     36,208,002
                                                                                                                  -------------
               Total Corporate Bonds (cost $817,116,301)                                                            612,332,668
                                                                                                                  -------------

               FOREIGN GOVERNMENT BONDS - 0.3%(a,b)
    3,000,000  Republic of Philippines, Bonds (cost $2,499,241)                              9.875%     1/15/2019     2,242,500
                                                                                                                  -------------

Shares
------------
               PREFERRED STOCKS - 11.7%(a,c)
               Convertible - 2.1%
       10,000  Adelphia Communications Corp., Convertible Preferred Stock, Series D                                   1,105,000
       40,000  Caremark RX Capital Trust I, Convertible Preferred Stock                                               3,540,000
        8,000  Global Crossing Holdings, Ltd., 6.75% Convertible Preferred Stock                                      1,635,000
        9,300  Global Crossing Holdings, Ltd., 7.0% Convertible Preferred Stock                                       1,476,375
       30,000  Intermedia Communications, Inc., Convertible Preferred Stock                                             585,000
       20,000  Pegasus Communications Corp., Convertible Preferred Stock, Series C                                    1,370,000
       20,000  PSINet, Inc., Convertible Preferred Stock, Series C                                                      375,000
       29,500  Sinclair Broadcast Group, Inc., Convertible Preferred Stock                                              851,813
        2,600  Sovereign REIT, Non-Cumulative Preferred Stock, Series A                                               2,288,000
       58,500  Treev, Inc., Convertible Preferred Stock, Series A                                                       950,625
       40,000  UnitedGlobalCom, Inc., Convertible Preferred Stock (United International
               Holdings, Inc.)                                                                                        1,665,000
                                                                                                                  -------------
                                                                                                                     15,841,813
                                                                                                                  -------------

               Non-Convertible - 9.6%
        3,534  Broadwing Communications, Preferred Stock, Series B                                                    3,516,330
       65,000  Chevy Chase Capital Corp., Noncumulative Exchangeable Preferred Stock,                                 3,315,000
       25,462  Cluett American Corp., Preferred Stock                                                                   846,612
       53,516  Communications & Power Industries, Inc., Preferred Stock, Series B                                     3,144,065
       55,623  CSC Holdings, Inc., Payment-In-Kind Preferred Stock                                                    6,021,190
       25,613  CSC Holdings, Inc., Preferred Stock                                                                    2,734,188
        2,424  Cumulus Media, Inc., Preferred Stock, Series A                                                         1,860,420
        3,164  Dobson Communications Corp., 12.25% Payment-In-Kind Preferred Stock                                    2,808,050
        6,311  Dobson Communications Corp., 13.0% Payment-In-Kind Preferred Stock                                     5,758,788
        3,295  E. Spire Communications Services, Inc., Payment-In-Kind Preferred Stock                                  572,506
       40,000  Global Crossing Holdings, Ltd., Payment-In-Kind Preferred Stock                                        3,850,000
        4,255  Granite Broadcasting Corp., Payment-in-Kind Preferred Stock                                            3,244,438
        6,241  ICG Holdings, Inc., Preferred Stock                                                                      140,423(d)
        4,668  Intermedia Communications, Inc., Preferred Stock                                                       3,979,470
        1,200  J Crew Group, Preferred Stock                                                                          1,116,000
       16,000  Jitney-Jungle Stores of America, Sr. Exchangeable Preferred Stock, Clas                                    2,000
       61,020  Nebco Evans Holdings Co., Payment-In-Kind, Preferred Stock                                                22,883(d)
        5,257  Nextel Communications, Inc., Payment-In-Kind Preferred Stock, Series E                                 4,928,438
        6,629  Paxson Communications Corp., Payment-In-Kind Preferred Stock                                           6,612,428
       27,500  PRIMEDIA, Inc., Exchangeable Preferred Stock, Series H                                                 2,316,875
       36,500  PRIMEDIA, Inc., Preferred Stock, Series D                                                              3,440,125
       17,000  PRIMEDIA, Inc., Preferred Stock, Series F                                                              1,517,250
      122,500  River Bank Asset, Inc., Preferred Stock, Series A                                                      1,868,125
        3,445  R&B Falcon Corp., Payment-In-Kind Preferred Stock                                                      4,478,500
        1,435  World Access, Inc., Preferred Stock                                                                      367,258
       97,291  XO Communications, Inc., Payment-In-Kind Preferred Stock                                               3,964,608
                                                                                                                  -------------
                                                                                                                     72,425,970
                                                                                                                  -------------
               Total Preferred Stocks (cost $114,120,310)                                                            88,267,783
                                                                                                                  -------------

               COMMON STOCKS & STOCK WARRANTS - 2.3%(a,c)
        3,000  Aavid Thermal Technologies, Inc., Stock Warrants                                                          30,750
       55,749  Adelphia Business Solutions, Stock Warrants                                                              348,431
        4,000  Airgate PCS, Inc., Stock Warrants                                                                        320,000
    1,180,997  Altiva Financial Corp., Common Stock                                                                      20,667
       40,000  Arch Communications Group, Inc., Common Stock                                                            120,000
      210,000  Arch Communications Group, Inc., Stock Warrants                                                           52,500
        2,900  ASAT Finance, LLC, Stock Warrants                                                                        233,450
        2,000  At Track Communications, Inc., Stock Warrants                                                              2,500
        2,400  Australis Holdings Pty., Ltd., Stock Warrants                                                                 24(e)
        2,000  Birch Telecom, Inc., Stock Warrants                                                                      110,250
        2,650  Cable Satisfaction International, Inc., Stock Warrants                                                    54,656
       12,000  Classic Communications, Inc., Common Stock                                                               200,040
       23,925  Clearnet Communications, Inc., Stock Warrants                                                            784,917
        1,890  Communications & Power Industries, Inc., Common Stock                                                    284,445(e)
      145,000  Completel Europe N.V., Common Stock (USD)                                                              1,087,500
       13,009  Consolidated Hydro, Inc., Stock Warrants, Class B                                                          9,757
        8,444  Consolidated Hydro, Inc., Stock Warrants, Class C                                                          2,111
       18,900  Convergent Communications Corp., Common Stock                                                             80,325
        2,233  CS Wireless Systems, Inc., Common Stock                                                                      306(e)
        3,000  Cybernet Internet Services International, Stock Warrants                                                  16,500
       24,000  DIVA Systems Corp., Stock Warrants                                                                       339,000
       26,200  DTI Holdings, Inc., Stock Warrants                                                                         3,144
        4,000  FirstWorld Communications, Stock Warrants                                                                 44,000
      112,013  Gaylord Container Corp., Common Stock, Class A                                                           245,028
      154,623  Gaylord Container Corp., Stock Warrants                                                                  309,246
      220,000  Granite Broadcasting Corp., Common Stock                                                                 687,500
        7,500  GT Group Telecom, Inc., Stock Warrants                                                                   378,750
       25,274  Harvard Industries, Inc., Stock Warrants                                                                       1(e)
        3,000  Huntsman Packaging Corp., Stock Warrants                                                                  30,375
       50,000  IntelCom Group Communications, Inc., Common Stock                                                         21,875
       50,335  IntelCom Group (U.S.A.), Inc., Stock Warrants                                                              6,669
          492  Intermedia Communications, Inc., Common Stock                                                             10,886
        1,700  Intersil Corp., Stock Warrants                                                                         1,358,513
       10,200  Ionica plc, Stock Warrants (USD)                                                                             102
        2,000  Iridium World Communications, Stock Warrants                                                                 270(e)
        9,500  Jazztel plc, Stock Warrants (USD)                                                                        574,750
        3,000  Josten's, Inc., Stock Warrants                                                                            60,000
       30,000  Magellan Health Services, Inc., Common Stock                                                             120,000
        7,100  McCaw International, Ltd., Stock Warrants                                                                167,297
       29,247  McLeodUSA, Inc., Common Stock                                                                            563,005
       30,000  Microcell Telecommunications, Inc., Common Stock                                                         835,781
        3,500  Motient Corp., Stock Warrants                                                                            122,938
        2,500  OnePoint Communications Corp., Stock Warrants                                                            250,313
        2,800  ONO Finance, plc., Cash Rights (USD)                                                                     202,300
       26,250  PageMart Nationwide, Inc., Common Stock                                                                  134,531
        5,000  Pathnet, Inc., Stock Warrants                                                                             50,625
          703  Pegasus Communications, Corp., Common Stock                                                               25,000
        3,000  PF.Net Communications, Inc., Stock Warrants                                                                   30
      212,800  PhoneTel Technologies, Inc., Common Stock                                                                 53,200
        5,000  Poland Telecom Finance B.V., Stock Warrants (USD)                                                            625
       40,000  Price Communications Corp., Common Stock                                                                 865,000
        3,200  Primus Telecommunications Group, Inc., Stock Warrants                                                     46,800
       19,360  Protection One Alarm Monitoring, Stock Warrants                                                           99,220
        3,000  RailAmerica Transportation Corp., Stock Warrants                                                          31,500
        6,000  RSL Communications, Ltd., Stock Warrants                                                                  29,250
        2,800  R&B Falcon Corp., Stock Warrants                                                                       1,482,950
        1,100  SF Holdings Group, Inc., Common Stock, Class C                                                             5,500
        2,000  Startec Global Communications, Inc., Stock Warrants                                                        2,250
      308,649  Teletrac, Inc., Common Stock                                                                             231,487
      113,649  Teletrac, Inc., Stock Warrants                                                                             1,136
        3,833  TREEV, Inc., Common Stock                                                                                 18,686
        3,700  Ubiquitel Operating Co., Stock Warrants                                                                  185,000
        4,600  UIH Australia/Pacific, Inc., Stock Warrants                                                              115,575
        1,001  UnitedGlobalCom, Inc., Common Stock, Class A                                                              31,844
       44,000  USN Communications, Inc., Stock Warrants                                                                   5,940(e)
       36,694  VersaTel Telecom B.V., Common Stock (USD)                                                                733,880
        1,100  Vialog Corp., Stock Warrants                                                                             110,138
       20,000  Viatel, Inc., Common Stock                                                                               192,500
       19,500  Wam!Net, Inc., Stock Warrants                                                                            229,125
       60,000  WebLink Wireless, Inc., Common Stock                                                                     476,250
       26,181  Wherehouse Entertainment, Inc., Stock Warrants, Class A                                                  199,630
        4,545  Wherehouse Entertainment, Inc., Stock Warrants, Class B                                                   17,612
        4,545  Wherehouse Entertainment, Inc., Stock Warrants, Class C                                                    7,386
      417,436  Wilshire Financial Services Group, Inc., Common Stock                                                    495,705
        2,700  Winsloew Furniture, Inc., Stock Warrants                                                                  27,338
       60,000  WorldCom, Inc., Common Stock                                                                           1,425,000
        3,000  XM Satellite Radio, Inc., Stock Warrants                                                                 300,000
                                                                                                                  -------------
               Total Common Stocks & Stock Warrants (cost $31,855,209)                                               17,721,585
                                                                                                                  -------------

               SHORT-TERM SECURITIES - 4.8%(a)
               Commercial Paper
    1,400,000  Gillette Company                                                                6.6%     11/1/2000     1,400,000
   24,900,000  Prudential Funding Corp.                                                        6.6%     11/1/2000    24,900,000
   10,000,000  Toyota Motor Credit Corp.                                                      6.48%     11/2/2000     9,998,200
                                                                                                                  -------------
               Total Short-Term Securities (at amortized cost)                                                       36,298,200
                                                                                                                  -------------
               Total Investments (cost $1,001,889,261)                                                              756,862,736(f)
                                                                                                                  =============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood High Yield Fund.

(b) Denominated in U.S. dollars.

(c) Currently non-income producing.

(d) Currently non-income producing and in default.

(e) Denotes restricted securities. These securities have been valued from the date of acquisition through October 31, 2000, by obtaining quotations from brokers who are active with the issues. The following table indicates the acquisition date and cost of restricted securities the Fund owned as of October 31, 2000.


                                                                           Aquisition
                     Security                                                 Date        Cost
                    ------------                                         ------------ ------------
Australis Holdings Pty., Ltd., Stock Warrants                               03/27/97  $          0
Communications & Power Industries, Inc., Common Stock                       08/02/95       172,871
CS Wireless Systems, Inc., Common Stock                                     12/11/96        15,070
Harvard Industries, Inc., Stock Warrants                                    05/14/92     6,669,341
Iridium World Communications, Stock Warrants                                07/11/97        21,294
USN Communications, Inc., Stock Warrants                                    08/13/97           373

(f) At October 31, 2000, the aggregate cost of securities for federal tax purposes was $1,005,667,587 and the net unrealized depreciation of investments based on that cost was $248,804,851 which is comprised of $20,760,065 aggregate gross unrealized appreciation and $269,564,916 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.






LUTHERAN BROTHERHOOD INCOME FUND
Portfolio of Investments
October 31, 2000

  Principal                                                                                             Maturity
   Amount                                                                                     Rate        Date         Value
 ----------                                                                                ----------  ----------    ----------
               CORPORATE BONDS - 41.2%(a)
               Aerospace & Defense - 1.3%
    4,000,000  Lockheed Martin Corp., Notes                                                    7.7%     6/15/2008 $   4,061,045
    2,000,000  Raytheon Co., Notes                                                            6.75%     8/15/2007     1,922,316
    3,000,000  Raytheon Co., Notes                                                            6.45%     8/15/2002     2,961,735
                                                                                                                  -------------
                                                                                                                      8,945,096
                                                                                                                  -------------

               Airlines - 1.4%
    4,000,000  American Airlines, Inc., Pass Through Certificates,
               Series 1999-1-A2, Class B                                                     7.324%    10/15/2009     3,877,260
    6,000,000  Continental Airlines, Inc., Series 2000-1-A1
               Pass Through Certificates                                                     8.048%     11/1/2020     6,146,790
                                                                                                                  -------------
                                                                                                                     10,024,050
                                                                                                                  -------------

               Automotive - 0.2%
    1,500,000  Visteon Corp., Notes                                                           7.95%      8/1/2005     1,499,280
                                                                                                                  -------------

               Banks - 3.4%
    3,000,000  Abbey National plc, Subordinated Debentures (USD)                              7.95%    10/26/2029     3,031,962
    6,000,000  Citigroup, Inc., Subordinated Notes                                            7.25%     10/1/2010     5,962,560
    4,000,000  HSBC Capital Funding, L.P., Notes                                            10.176%    12/31/2049     4,444,468
    6,000,000  UBS Pfd. Funding Trust I., Noncumulative Trust Securities                     8.622%    10/29/2049     6,075,192
    4,500,000  Wells Fargo Capital, Capital Trust Preferred Securities                        7.73%     12/1/2026     4,079,480
                                                                                                                  -------------
                                                                                                                     23,593,662
                                                                                                                  -------------

               Broadcasting & Media - 2.7%
    3,000,000  Adelphia Communications Corp., Sr. Notes, Series B                            9.875%      3/1/2007     2,715,000
    3,000,000  America Online, Inc., Convertible Bonds                                        0.01%     12/6/2019     1,533,750
    2,100,000  Charter Communications, Inc., Sr. Notes                                        10.0%      4/1/2009     2,068,500
      500,000  Clear Channel Communications, Sr. Notes                                       7.875%     6/15/2005       504,771
    6,000,000  Clear Channel Communications, Sr. Notes                                        7.65%     9/15/2010     5,905,602
    3,600,000  CSC Holdings, Inc., Sr. Notes                                                  7.25%     7/15/2008     3,346,157
    1,500,000  EchoStar Broadband Corp., Sr. Notes                                          10.375%     10/1/2007     1,511,250
    1,050,000  Interpublic Group Companies, Inc., Convertible Notes                            1.8%     9/16/2004     1,233,750
                                                                                                                  -------------
                                                                                                                     18,818,780
                                                                                                                  -------------

               Finance - Consumer - 1.1%
    4,500,000  American Express Co., Notes                                                   6.875%     11/1/2005     4,472,852
    3,000,000  CIT (The) Group, Inc., Notes                                                    5.5%     2/15/2004     2,826,669
                                                                                                                  -------------
                                                                                                                      7,299,521
                                                                                                                  -------------

               Finance - Structured - 0.6%
    4,000,000  MBNA America Bank N.A., Notes                                                  7.75%     9/15/2005     3,973,892
                                                                                                                  -------------

               Health Care - Medical Products & Supplies - 0.5%
    4,000,000  Becton, Dickinson, & Co., Debentures                                            6.7%      8/1/2028     3,431,848
                                                                                                                  -------------

               Health Care Management - 0.3%
    1,850,000  HCA Healthcare Co., Notes                                                      8.75%      9/1/2010     1,869,678
                                                                                                                  -------------

               Insurance - 10.6%
    7,500,000  Allstate Financial Global Funding, Notes                                      7.125%     9/26/2005     7,529,415
      850,000  American International Group, Inc., Convertible Notes                           0.5%     5/15/2007       974,313
    5,500,000  AON Corp., Notes                                                               8.65%     5/15/2000     5,722,211
    5,000,000  AXA Financial, Inc., Sr. Notes                                                 7.75%      8/1/2010     5,078,435
    8,000,000  Equitable Life Assurance Society of the United States, Surplus Notes           6.95%     12/1/2005     7,893,560
    8,500,000  Everest Reinsurance Holdings, Sr. Notes                                         8.5%     3/15/2005     8,801,317
    9,000,000  GE Global Insurance, Notes                                                      7.5%     6/15/2010     9,094,842
    2,000,000  Hartford Financial Services Group, Inc., Notes                                  7.9%     6/15/2010     2,057,832
    3,500,000  Hartford Financial Services Group, Inc., Notes                                 7.75%     6/15/2005     3,583,573
    7,000,000  Metropolitan Life Insurance Co., Surplus Notes                                  7.7%     11/1/2015     6,826,736
    9,000,000  New York Life Insurance Co., Surplus Notes                                      6.4%    12/15/2003     8,877,978
    7,000,000  Prudential Insurance Co. of America, Capital Notes                            6.875%     4/15/2003     6,939,492
                                                                                                                  -------------
                                                                                                                     73,379,704
                                                                                                                  -------------

               Oil & Gas - 5.0%
    3,000,000  Alberta Energy Co., Ltd., Notes                                                7.65%     9/15/2010     3,026,208
    3,000,000  Alberta Energy Co., Ltd., Notes                                               8.125%     9/15/2030     3,039,849
    4,000,000  Amerada Hess Corp., Bonds                                                     7.875%     10/1/2029     4,019,072
    6,000,000  Coastal Corp., Notes                                                           7.75%     6/15/2010     6,083,040
    2,000,000  Duke Energy Field Services, LLC, Notes                                        7.875%     8/16/2010     2,040,768
    3,500,000  Dynegy, Inc., Notes                                                           8.125%     3/15/2005     3,584,746
    3,000,000  Dynegy, Inc., Sr. Notes                                                        7.45%     7/15/2006     2,994,426
    2,000,000  Pemex Finance, Ltd., Notes                                                     8.45%     2/15/2007     2,022,930
    2,500,000  Pemex Finance, Ltd., Notes, Series 1999-2-A5                                   9.14%     8/15/2004     2,558,688
    1,500,000  Pemex Project Funding Master Trust, Medium Term Notes                         9.125%    10/13/2010     1,458,750
    2,000,000  Triton Energy, Ltd., Sr. Notes                                                 8.75%     4/15/2002     2,078,000
    1,500,000  Triton Energy, Ltd., Sr. Notes                                                8.875%     10/1/2007     1,509,375
                                                                                                                  -------------
                                                                                                                     34,415,852
                                                                                                                  -------------

               Retail - 0.4%
    3,000,000  Rite Aid Corp., Notes                                                         6.125%    12/15/2008       690,000
    3,500,000  Saks, Inc., Sr. Notes                                                          8.25%    11/15/2008     2,012,500
                                                                                                                  -------------
                                                                                                                      2,702,500
                                                                                                                  -------------

               Retail - Food - 2.0%
    6,000,000  Kroger Company, Sr. Notes                                                      8.05%      2/1/2010     6,090,552
    8,000,000  Safeway, Inc., Notes                                                           7.25%     9/15/2004     7,969,008
                                                                                                                  -------------
                                                                                                                     14,059,560
                                                                                                                  -------------

               Services - 0.4%
    3,000,000  ARAMARK Services, Inc., Notes                                                   7.0%     7/15/2006     2,854,533
                                                                                                                  -------------

               Telecommunications - Data/Internet - 0.4%
    2,850,000  Exodus Communications, Inc., Sr. Notes                                       11.625%     7/15/2010     2,650,500
                                                                                                                  -------------

               Telecommunications - Wireless - 0.5%
    3,350,000  Nextel Communications, Inc., Sr. Notes                                        9.375%    11/15/2009     3,241,125
                                                                                                                  -------------

               Telecommunications - Wireline - 3.3%
    1,500,000  360 Networks, Inc., Sr. Notes                                                  13.0%      5/1/2008     1,207,500
    1,500,000  Exchange Certificates Corp., Convertible Notes                                 0.05%     3/16/2005     1,466,250
    3,500,000  Global Crossing Holdings, Ltd., Notes                                           9.5%    11/15/2009     3,360,000
    2,850,000  Level 3 Communications, Inc., Unsecured Sr. Notes                              11.0%     3/15/2008     2,579,250
    2,850,000  NEXTLINK Communications, Inc., Sr. Notes                                       10.5%     12/1/2009     2,479,500
    1,500,000  Primus Telecommunications Group, Inc., Sr. Notes                              12.75%    10/15/2009       742,500
    1,000,000  Primus Telecommunications Group, Inc., Sr. Notes                              11.75%      8/1/2004       495,000
    4,000,000  Qwest Capital Funding, Inc., Unsecured Notes                                    7.9%     8/15/2010     4,067,620
    3,500,000  Qwest Capital Funding, Inc., Unsecured Notes                                   7.75%     8/15/2006     3,550,358
    3,350,000  Williams Communications Group, Sr. Redeemable Notes                            11.7%      8/1/2008     3,006,625
                                                                                                                  -------------
                                                                                                                     22,954,603
                                                                                                                  -------------

               Transportation - 1.4%
    4,500,000  CNF Transportation, Inc., Notes                                               8.875%      5/1/2010     4,463,672
    3,905,954  Federal Express Corp., Series 1998-1-A, Class B                                6.72%     1/15/2022     3,647,517
    1,200,000  United Parcel Service, Inc., Convertible Notes                                 1.75%     9/27/2007     1,315,500
                                                                                                                  -------------
                                                                                                                      9,426,689
                                                                                                                  -------------

               Utilities - 5.7%
    1,500,000  AES (The) Corp., Sr. Notes                                                      9.5%      6/1/2009     1,533,750
    2,350,000  AES (The) Corp., Sr. Notes                                                    9.375%     9/15/2010     2,397,000
    3,500,000  AmerenEnergy Generating Co., Sr. Notes                                         7.75%     11/1/2005     3,476,417
    2,000,000  CalEnergy Company, Inc., Sr. Notes                                             6.96%     9/15/2003     1,980,820
    2,000,000  CalEnergy Company, Inc., Sr. Notes                                             7.63%    10/15/2007     2,004,604
    4,500,000  Calpine Corp., Sr. Notes                                                      8.625%     8/15/2010     4,451,369
    5,000,000  Cleveland Electric Illuminate, Sr. Notes, Series D                             7.88%     11/1/2017     4,945,600
    2,350,000  CMS Energy Corp., Sr. Notes                                                   9.875%    10/15/2007     2,374,597
    4,500,000  Commonwealth Edison Co., Notes                                                7.625%     1/15/2007     4,533,962
    1,500,000  Dominion Resources, Inc., Sr. Notes, Series B                                 7.625%     7/15/2005     1,515,114
    6,000,000  East Coast Power, LLC, Sr. Secured Notes, Series B                            7.066%     3/31/2012     5,509,320
    5,000,000  NRG Energy, Inc., Sr. Notes                                                    8.25%     9/15/2010     5,043,090
                                                                                                                  -------------
                                                                                                                     39,765,643
                                                                                                                  -------------
               Total Corporate Bonds (cost $290,145,121)                                                            284,906,516
                                                                                                                  -------------

               ASSET-BACKED SECURITIES - 11.1%(a)
    8,000,000  AESOP Funding II, LLC, Rental Car Notes, Series 1997-1, Class A-2               6.4%    10/20/2003     7,948,920
      280,264  Chase Manhattan Grantor Trust, Series 1996-B-A                                 6.61%     9/15/2002       280,285
    4,000,000  Citibank Credit Card Issuance Trust, Series 2000-C1-C1                         7.45%     9/15/2005     3,857,387
    4,000,000  Com-Ed Transitional Funding Trust, Series 1998-1-A6                            5.63%     6/25/2009     3,764,100
    1,194,594  CS First Boston Mortgage Security Corp., Series 1996-2, Class A4               6.62%     9/25/2009     1,187,157
   10,000,000  Discover Card Master Trust I, Series 1996-3A                                   6.05%     8/18/2008     9,640,050
    5,000,000  Discover Card Master Trust I, Series 1998-7A                                    5.6%     5/15/2006     4,845,656
    8,000,000  Heller Financial Commercial Mortgage Corp., Series 2000-PH1-A2                 7.75%    11/15/2009     8,300,540
    2,500,000  Midwest Generation, LLC, Pass Through Certificates, Series A                    8.3%      7/2/2009     2,487,800
    1,000,000  Midwest Generation, LLC, Pass Through Certificates, Series B                   8.56%      1/2/2016     1,001,320
    5,500,000  Reliant Energy Mid Atlantic, Pass Through Certificates, Series B              9.237%      7/2/2017     5,599,688
   13,000,000  Standard Credit Master Trust 1, Credit Card Participation
               Certificates, Series 1995-9-A                                                  6.55%     10/7/2007    12,832,235
   15,000,000  World Financial Network Credit Card Master Trust,
               Series 1996-B, Class A                                                         6.95%     4/15/2006    15,114,825
                                                                                                                  -------------
               Total Asset-Backed Securities (cost $77,343,805)                                                      76,859,963
                                                                                                                  -------------

               FOREIGN GOVERNMENT BONDS - 4.1% (a,b)
    3,750,000  Brazil (Federative Republic), Unsubordinated Notes                             14.5%    10/15/2009     3,999,375
    8,000,000  Israel (State of), Notes                                                       7.75%     3/15/2010     7,930,320
    5,000,000  Ontario (Province of) Canada, Sr. Notes                                         5.5%     10/1/2008     4,609,565
    4,000,000  Philippines (Republic of), Bonds                                              9.875%     1/15/2019     2,990,000
    5,500,000  United Mexican States, Medium Term Notes, Series A                              8.5%      2/1/2006     5,409,250
    3,000,000  United Mexican States, Notes                                                  9.875%      2/1/2010     3,127,500
                                                                                                                  -------------
               Total Foreign Government Bonds (cost $29,104,099)                                                     28,066,010
                                                                                                                  -------------

               MORTGAGE-BACKED SECURITIES - 6.3%(a)
   31,000,000  Federal National Mortgage Association, Participation Certificates               8.0%     11/1/2030    31,377,828(c)
   12,000,000  Morgan Stanley Dean Witter Capital I Trust, Pass Through
               Certificates, Series 2000-Life-A2                                              7.57%    12/15/2009    12,310,890
                                                                                                                  -------------
               Total Mortgage-Backed Securities (cost $43,421,561)                                                   43,688,718
                                                                                                                  -------------

               U.S. GOVERNMENT AGENCY - 3.1%(a)
    3,500,000  Federal Home Loan Mortgage Corp., Notes                                       6.875%     1/15/2005     3,544,898
   10,000,000  Federal National Mortgage Association, Notes                                   5.75%     4/15/2003     9,851,220
    8,000,000  Federal National Mortgage Association, Notes                                   7.25%     1/15/2010     8,303,648
                                                                                                                  -------------
               Total U.S. Government Agency (cost $21,448,550)                                                       21,699,766
                                                                                                                  -------------

               U.S. GOVERNMENT - 14.9%(a)
   17,000,000  U.S. Treasury Bonds                                                             7.5%    11/15/2016    19,585,513
   10,505,100  U.S. Treasury Bonds                                                           3.875%     4/15/2029    10,551,070
   34,000,000  U.S. Treasury Bonds                                                           7.625%    11/15/2022    40,706,806
    2,500,000  U.S. Treasury Bonds                                                           6.125%     8/15/2029     2,589,845
   17,000,000  U.S. Treasury Bonds                                                            6.25%     8/15/2023    17,541,501(d)
    2,000,000  U.S. Treasury Notes                                                            6.75%     5/15/2005     2,074,064
    9,500,000  U.S. Treasury Notes                                                             6.5%     2/15/2010     9,947,555
                                                                                                                  -------------
               Total U.S. Government (cost $104,991,872)                                                            102,996,354
                                                                                                                  -------------

Shares
------------
               COMMON STOCKS - 0.1%(a)
       22,500  Lucent Technologies, Inc., Common Stock (cost $1,386,802)                                                524,531
                                                                                                                  -------------

               PREFERRED STOCKS - 0.7%(a)
       30,000  Georgia-Pacific Corp., Convertible Unit Security                                                         961,875
        3,200  Global Crossing Holdings, Ltd., Convertible Preferred Stock                                              654,000
       25,000  MediaOne Group, Inc., Convertible Preferred Stock (Vodafone Airtouch plc, ADR)                         1,035,938
       24,000  MetLife Capital Trust I, Convertible Preferred Stock                                                   2,103,000
                                                                                                                  -------------
               Total Preferred Stocks (cost $4,240,380)                                                               4,754,813
                                                                                                                  -------------


  Principal
   Amount
 ----------
               SHORT-TERM SECURITIES - 18.5%(a)
               Commercial Paper - 17.1%
   10,000,000  DaimlerChrysler NA Holdings                                                    6.49%    11/13/2000     9,978,367
   10,000,000  Du Pont (E.I.) de Nemours & Co.                                                6.46%     11/7/2000     9,989,233
   10,000,000  Ford Motor Credit Co.                                                          6.56%     11/3/2000     9,996,356
   30,000,000  New Center Asset Trust                                                         6.65%     11/1/2000    30,000,000
   17,550,000  Prudential Funding Corp.                                                        6.6%     11/1/2000    17,550,000
   20,000,000  Schering Corp.                                                                 6.46%    11/20/2000    19,931,811
   12,200,000  Smithkline Beecham Corp.                                                       6.52%    11/10/2000    12,180,114
    8,581,000  Triple-A One Funding                                                           6.53%     11/9/2000     8,568,548
                                                                                                                  -------------
                                                                                                                    118,194,429
                                                                                                                  -------------
               U.S. Government - 1.4%
    9,500,000  Federal Home Loan Mortgage Corp., Discount Notes                                6.4%     11/1/2000     9,500,000
                                                                                                                  -------------
               Total Short-Term Securities (at amortized cost)                                                      127,694,429
                                                                                                                  -------------
               Total Investments (cost $699,776,619)                                                              $ 691,191,100(e)
                                                                                                                  =============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Income Fund.

(b) Denominated in U.S. dollars.

(c) Denotes investments purchased on a when-issued basis.

(d) At October 31, 2000, U.S. Treasury Notes valued at 1,555,844 were pledged as initial margin deposit on the following financial futures contracts:


                                                                                               Notional
                               Number of                                        Market         Principal         Unrealized
       Type                    Contracts         Expiration      Position       Value            Amount              Loss
-------------------           -----------       ------------    ----------    ---------        ----------         ----------
S&P 500 Futures                   20           December 2000       Short     $7,201,000        $6,955,000          $246,000

(e) At October 31, 2000, the aggregate cost of securities for federal income tax purposes was $700,082,165 and the net unrealized depreciation of investments based on that cost was $8,891,065 which is comprised of $6,832,996 aggregate gross unrealized appreciation and $15,724,061 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
Portfolio of Investments
October 31, 2000

  Principal                                                                                             Maturity
   Amount                                                                                     Rate        Date         Value
 ----------                                                                                ----------  ----------    ----------
               LONG-TERM MUNICIPAL SECURITIES - 98.9%(a)
               Alaska - 0.5%
    3,155,000  Alaska Energy Authority Power Revenue Refunding Bonds,
               (Bradley Lake), Fifth Series, FSA Insured                                       5.0%      7/1/2021 $   2,928,337
                                                                                                                  -------------

               Arizona - 1.2%
    2,250,000  City of Phoenix, Arizona, Civic Improvement Revenue Bonds,
               Series 2000, Insured by FGIC                                                    6.0%      7/1/2020     2,348,865
    1,700,000  Pima County, Arizona (Catalina Foothills Unified School
               District #16), Unlimited Tax General Obligation Bonds,
               Insured by MBIA                                                                 8.9%      7/1/2005     2,004,929
    1,000,000  Pinal County, Arizona, Unified School District No. 43,
               (Apache Junction), School Improvement Bonds, Series 1996-A,
               Insured by FGIC                                                                 5.8%      7/1/2011     1,053,070
       40,000  Tucson, Arizona, Prerefunded General Obligation Bonds,
               Insured by FGIC                                                                 6.1%      7/1/2012        41,846(b)
    1,460,000  Tucson, Arizona, General Obligation Unlimited Bonds,
               Insured by FGIC                                                                 6.1%      7/1/2012     1,513,976
                                                                                                                  -------------
                                                                                                                      6,962,686
                                                                                                                  -------------

               Arkansas - 0.9%
    1,000,000  Arkansas Housing Development Agency, Single Family
               Mortgage Bonds, Series A                                                      8.375%      7/1/2010     1,190,750(b)
    3,000,000  City of Jonesboro, Arkansas, Residential Housing and Health
               Care Facilities Board, Hospital Revenue Refunding and
               Construction Bonds, (St. Bernard's Regional Medical Center),
               Series 1996-B, Insured by AMBAC                                                 5.8%      7/1/2011     3,160,710
      875,000  Pope County, Arkansas, Pollution Control Revenue Refunding
               Bonds, Series 1994 (Arkansas Power and Light
               Company Project), Insured by FSA                                                6.3%     12/1/2016       921,165
                                                                                                                  -------------
                                                                                                                      5,272,625
                                                                                                                  -------------

               California - 7.6%
    3,450,000  Anaheim, California, Public Financing Authority, Lease Revenue
               Bonds, (Anaheim Public Improvements Project), 1997 Series A,
               Insured by FSA                                                                  6.0%      9/1/2024     3,774,335
    1,000,000  Anaheim, California, Public Financing Authority, Senior Lease
               Revenue Bonds (Anaheim Public Improvement Project),
               Series A, Insured by FSA                                                        5.0%      9/1/2027       936,870
    3,000,000  California State Public Works Board, Department of Corrections,
               Lease Revenue Bonds, State Prison, Series A                                     7.4%      9/1/2010     3,618,270
    1,000,000  California State, Unlimited Tax General Obligation Bonds,
               Veteran's Series AT                                                             9.5%      2/1/2010     1,359,140
      300,000  California State, Unlimited Tax General Obligation,
               Insured by MBIA                                                                 6.0%      8/1/2016       316,461
    2,000,000  California State, Various Purpose General Obligation Bonds,
               Insured by AMBAC                                                                6.3%      9/1/2010     2,274,720
    1,400,000  Central Valley Financing Authority, California, Cogeneration
               Project Revenue Bonds, (Carson Ice-Gen Project), Series 1993                    6.0%      7/1/2009     1,460,410
    2,385,000  County of Orange, California, 1996 Recovery Certificates of
               Participation, Series A, Insured by MBIA                                        5.8%      7/1/2016     2,501,937
    2,035,000  Palmdale, California, Civic Authority Revenue, Merged
               Redevelopment Project Areas, Series A                                           6.6%      9/1/2034     2,134,796
    5,000,000  Pittsburgh, California, Redevelopment Agency (Los Medanos
               Community Project), Series 1999, AMBAC Insured                           Zero Coupon      8/1/2024     1,307,350
    2,815,000  Riverside County Transportation Commission, California, Sales
               Tax Revenue Capital Appreciation Bonds, Insured by MBIA                  Zero Coupon      6/1/2004     2,404,883
      500,000  Sacramento California Cogeneration Authority Project
               Revenue Bonds                                                                 6.375%      7/1/2010       531,870
      500,000  Sacramento California Cogeneration Authority Project
               Revenue Bonds                                                                 6.375%      7/1/2010       554,480(b)
    1,500,000  San Francisco Bay Area Rapid Transit District, California,
               Sales Tax Revenue Refunding Bonds, Series 1990,
               Insured by MBIA                                                                6.75%      7/1/2010     1,755,540
   15,000,000  San Joaquin Hills Transportation Corridor Agency, California,
               Sr. Lien Convertible Toll Revenue Bonds                                  Zero Coupon      1/1/2013    16,567,350(b)
    1,500,000  State of California, General Obligation Bonds                                   7.0%      8/1/2006     1,699,995
                                                                                                                  -------------
                                                                                                                     43,198,407
                                                                                                                  -------------

               Colorado - 6.0%
    4,230,000  Colorado Housing Finance Authority, Single Family Program,
               1998 Series D-2 Senior Revenue Bonds                                           6.35%     11/1/2029     4,370,267
      855,000  Colorado Housing Finance Authority, Single Family Program,
               Revenue Bonds                                                                   7.0%     11/1/2016       920,083
    1,945,000  Colorado State Colleges Board, Western State College,
               Housing & Student Fee Revenue Bonds, Series 1992,
               Insured by Connie Lee                                                         6.625%      5/1/2015     2,043,086(b)
    1,195,000  Colorado Water Resources Power Development Authority, Clean
               Water Revenue Bonds, Series A, Insured by FSA                                  6.25%      9/1/2013     1,231,603
    6,000,000  Denver, Colorado, City & County Refunding Bonds, Board of
               Water Commissioners                                                             5.6%     10/1/2029     5,982,600
      150,000  Douglas County, Colorado, School District No. 1, General
               Obligation Bonds, Insured by MBIA                                               6.5%    12/15/2016       158,576
    3,350,000  Douglas County, Colorado, School District No. 1, General
               Obligation Bonds, Insured by MBIA                                               6.5%    12/15/2016     3,622,958(b)
    1,000,000  Eagle, Garfield, and Routt Counties, Colorado, Eagle County
               School District No. RE50J, General Obligation Bonds,
               Series 1994, Insured by FGIC                                                    6.3%     12/1/2012     1,081,850
    1,890,000  Goldsmith Metropolitan District, Colorado, Unlimited Tax General
               Obligation Bonds, Insured by MBIA                                        Zero Coupon      6/1/2008     1,300,944
    1,885,000  Goldsmith Metropolitan District, Colorado, Unlimited Tax General
               Obligation Bonds, Insured by MBIA                                        Zero Coupon     12/1/2008     1,265,909
    1,890,000  Goldsmith Metropolitan District, Colorado, Unlimited Tax General
               Obligation Bonds, Insured by MBIA                                        Zero Coupon      6/1/2007     1,371,063
    3,000,000  Larimer County, Colorado, School District No. R-1, Poudre Valley
               Unlimited Tax General Obligation Bonds, Insured by MBIA                         7.0%    12/15/2016     3,598,860
      635,000  Regional Transportation District, Colorado, Sales Tax
               Revenue Bonds                                                                  6.25%     11/1/2012       659,809
    2,500,000  St. Vrain Valley School District, Boulder, Larimer & Weld Counties,
               Colorado, General Obligation Refunding & Improvement Bonds,
               Series 1990-A, Insured by MBIA                                           Zero Coupon    12/15/2003     2,157,750
    5,000,000  St. Vrain Valley School District, Boulder, Larimer & Weld Counties,
               Colorado, General Obligation Refunding & Improvement Bonds,
               Series 1990-A, Insured by MBIA                                           Zero Coupon    12/15/2004     4,118,050
                                                                                                                  -------------
                                                                                                                     33,883,408
                                                                                                                  -------------

               Connecticut - 0.8%
    4,000,000  Connecticut Special Tax Obligation, Transportation Infrastructure
               Revenue Bonds, Series B                                                         6.5%     10/1/2010     4,527,760
                                                                                                                  -------------

               Florida - 1.5%
    2,100,000  Broward County, Florida, Housing Finance Authority, Home
               Revenue Bonds, 1983 Series A                                             Zero Coupon      4/1/2014       539,826
    1,520,000  Florida State Refunding Bonds, Jacksonville Transportation
               Authority (Senior Lien), Series 1997                                            5.0%      7/1/2019     1,431,901
    3,200,000  Hillsborough County, Florida, Industrial Development Authority
               (Weyerhaeuser Company, Inc.), Industrial Development Revenue
               Bonds, Series 1983                                                             9.25%      6/1/2008     3,211,200
    1,705,000  Hillsborough County, Florida, Industrial Development Authority,
               Florida (Tampa Electric Project), Pollution Control Revenue
               Bonds, Series 1991                                                            7.875%      8/1/2021     1,800,395
    1,500,000  Jacksonville, Florida, Health Facilities, Florida Hospital Revenue
               Bonds (Charity Obligated Group), Series 1999C                                  5.75%     8/15/2015     1,612,035
                                                                                                                  -------------
                                                                                                                      8,595,357
                                                                                                                  -------------

               Georgia - 4.6%
    5,000,000  Atlanta, Georgia, Water and Wastewater Revenue Bonds,
               Series 1999-A                                                                   5.0%     11/1/2038     4,472,650
    1,500,000  Brunswick, Georgia, Water & Sewer Revenue Refunding &
               Improvement Bonds, Series A, Insured by MBIA                                    6.1%     10/1/2019     1,615,950
    2,000,000  Brunswick, Georgia, Water & Sewer Revenue Refunding &
               Improvement Bonds, Series 1992, Insured by MBIA                                 6.0%     10/1/2011     2,164,960
    5,000,000  Cherokee County, Georgia, Water & Sewer Revenue Refunding &
               Improvement Bonds, Insured by MBIA                                              5.5%      8/1/2018     5,107,850
    2,000,000  Georgia State, Unlimited Tax General Obligation Bonds,
               Series 1994-B                                                                  5.65%      3/1/2012     2,132,640
    3,500,000  Georgia State, Unlimited Tax General Obligation Bonds,
               Series 1994-D                                                                   5.0%      8/1/2012     3,530,695
    1,000,000  Georgia State, Unlimited Tax General Obligation Bonds, Series B                 6.3%      3/1/2010     1,117,230
    1,000,000  Georgia State, Unlimited Tax General Obligation Bonds, Series B                 6.3%      3/1/2009     1,109,130
    5,000,000  Rockdale County, Georgia, Water & Sewer Authority Revenue,
               Series A, MBIA Insured                                                          5.5%      7/1/2025     4,952,950
                                                                                                                  -------------
                                                                                                                     26,204,055
                                                                                                                  -------------

               Idaho - 0.7%
    3,115,000  Idaho Falls, Idaho, General Obligation Electric Refunding Bonds,
               Series 1991, Insured by MBIA                                             Zero Coupon      4/1/2010     1,944,570
    1,000,000  Idaho Falls, Idaho, General Obligation Electric Refunding Bonds,
               Series 1991, Insured by MBIA                                             Zero Coupon      4/1/2007       731,350
    2,000,000  Idaho Falls, Idaho, General Obligation Electric Refunding Bonds,
               Series 1991, Insured by MBIA                                             Zero Coupon      4/1/2011     1,176,740
                                                                                                                  -------------
                                                                                                                      3,852,660
                                                                                                                  -------------

               Illinois - 4.4%
    3,000,000  Chicago, Illinois (Lakefront Millennium Project), Series 1999            Zero Coupon      1/1/2029     2,116,590
    1,000,000  Chicago, Illinois, Midway Airport Revenue Bonds,
               Insured by MBIA                                                                 5.0%      1/1/2031       893,080
    1,000,000  City of Alton, Madison County, Illinois, Hospital Facility
               Revenue Refunding Bonds, Series 1996, (Saint Anthony's
               Health Center)                                                                  6.0%      9/1/2014       952,980
   10,000,000  City of Chicago, Illinois, General Obligation Bonds,
               (City Colleges of Chicago Capital Improvements Project),
               Series 1999, Insured by FGIC                                             Zero Coupon      1/1/2024     2,589,200
    2,500,000  Cook County, Illinois, Unlimited General Obligation Bonds,
               Series A, Insured by MBIA                                                      6.25%    11/15/2011     2,766,975
    2,000,000  Illinois Health Facilities Authority Revenue Refunding Bonds,
               Lutheran General Health, Insured by FSA                                         6.0%      4/1/2018     2,083,580
      170,000  Illinois Health Facilities Authority (Community Provider
               Pooled Loan Program), Revenue Bonds, Series 1988-B,
               Insured by MBIA                                                                 7.9%     8/15/2003       181,006 (b)
      678,000  Illinois Health Facilities Authority (Community Provider
               Pooled Loan Program), Revenue Bonds, Series 1988-B,
               Insured by MBIA                                                                 7.9%     8/15/2003       679,248
    2,000,000  Illinois Health Facilities Authority, (Swedish American Hospital),
               Revenue Bonds, Series 2000                                                    6.875%    11/15/2030     2,042,740
   17,505,000  Metropolitan Pier & Exposition Authority, Illinois, Dedicated
               State Tax Receipts Capital Appreciation (McCormick Place
               Expansion-A), Insured by FGIC                                            Zero Coupon     6/15/2020     5,680,723
    1,410,000  Metropolitan Pier & Exposition Authority, Illinois, McCormick
               Place Expansion Project Bonds, Series 1999A, FGIC Insured                      5.25%    12/15/2028     1,319,647
   10,000,000  Metropolitan Pier & Exposition Authority, Illinois, Dedicated State
               Tax Refunding Bonds, McCormick Place Expansion Project,
               Series 1993-A, Insured by FGIC                                           Zero Coupon     6/15/2018     3,702,700
                                                                                                                  -------------
                                                                                                                     25,008,469
                                                                                                                  -------------

               Indiana - 1.2%
    4,000,000  Avon, Indiana, Community School Building Corp., First Mortgage
               Bonds, AMBAC Insured                                                           5.25%      1/1/2022     3,813,080
    2,450,000  Indiana Municipal Power Agency, Power Supply System
               Revenue Bonds, Series A, Insured by MBIA                                        5.5%      1/1/2023     2,487,142(b)
      350,000  Indianapolis Airport Authority Refunding Revenue Bonds,
               Series 1996-A, Insured by FGIC                                                  5.6%      7/1/2015       354,974
                                                                                                                  -------------
                                                                                                                      6,655,196
                                                                                                                  -------------

               Iowa - 1.2%
    2,000,000  Iowa Finance Authority, Iowa State Revolving Fund Revenue
               Bonds, Combined Series 1994                                                    6.25%      5/1/2024     2,080,760
    4,500,000  Iowa Finance Authority, (Genesis Medical Center), Health Care
               Revenue Bonds, Series 2000                                                     6.25%      7/1/2025     4,493,925
                                                                                                                  -------------
                                                                                                                      6,574,685
                                                                                                                  -------------

               Kansas - 1.8%
    2,605,000  Kansas City, Kansas, Utility System Prerefunded Revenue
               Bonds, Series 1994, Insured by FGIC                                           6.375%      9/1/2023     2,815,849(b)
    5,395,000  Kansas City, Kansas, Utility System Revenue Bonds, Series 1994,
               Insured by FGIC                                                               6.375%      9/1/2023     5,643,548
      920,000  Kansas City, Kansas, Utility System, Capital Appreciation
               Refunding & Improvement Revenue Bonds, Insured by AMBAC                  Zero Coupon      3/1/2007       677,672
    1,255,000  Kansas City, Kansas, Utility System, Capital Appreciation
               Refunding & Improvement Revenue Bonds, Insured by AMBAC                  Zero Coupon      3/1/2007       926,730(b)
                                                                                                                  -------------
                                                                                                                     10,063,799
                                                                                                                  -------------

               Kentucky - 0.6%
    5,345,000  Kentucky Turnpike Authority, Economic Development Road
               Revenue Bonds, Insured by FGIC                                           Zero Coupon      1/1/2010     3,378,681
                                                                                                                  -------------

               Louisiana - 1.3%
    6,500,000  New Orleans, Louisiana, General Obligation Bonds, Series 1991,
               Insured by AMBAC                                                         Zero Coupon      9/1/2012     3,513,250
    3,000,000  Orleans Parish School Board #87, Louisiana, Insured by MBIA                    8.95%      2/1/2008     3,751,800(b)
                                                                                                                  -------------
                                                                                                                      7,265,050
                                                                                                                  -------------

               Maine - 0.2%
    1,225,000  Maine Health & Higher Education Facilities Authority Revenue
               Bonds, Series 1994, Insured by FSA                                              7.0%      7/1/2024     1,346,716(b)
       25,000  Maine Health & Higher Education Facilities Authority Revenue
               Bonds, Series 1994, Insured by FSA                                              7.0%      7/1/2024        27,484
                                                                                                                  -------------
                                                                                                                      1,374,200
                                                                                                                  -------------

               Maryland - 1.8%
    2,000,000  Maryland Economic Development Corp., (Lutheran World Relief/
               Immigration & Refugee Service Headquarters Facility),
               Revenue Bonds, Series 2000                                                      7.2%      4/1/2025     2,017,760
    2,000,000  Maryland Health & Higher Education Authority, Union Hospital of
               Cecil County Revenue Bonds, Series 1992                                         6.7%      7/1/2022     2,109,640(b)
    4,500,000  Morgan State University, Maryland, Academic Fee and Auxiliary
               Facilities Fees Revenue Refunding Bonds, Series 1993,
               Insured by MBIA                                                                6.05%      7/1/2015     4,932,360
    1,000,000  Prince George's County, Maryland, Dimensions Health Corp.,
               Hospital Revenue Bonds, Series 1992                                             7.0%      7/1/2022     1,060,400(b)
                                                                                                                  -------------
                                                                                                                     10,120,160
                                                                                                                  -------------

               Massachusetts - 1.9%
    2,000,000  Commonwealth of Massachusetts, General Obligation
               Refunding Bonds, Series B                                                       6.5%      8/1/2008     2,225,780
    2,500,000  Massachusetts Health and Education Facilities Authority,
               Revenue Bonds, Daughters of Charity National Health System,
               The Carney Hospital, Series D                                                   6.1%      7/1/2014     2,690,000(b)
    1,500,000  Massachusetts Health & Education Facilities Authority,
               Revenue Bonds, (New England Medical Center), Series F,
               Insured by FGIC                                                                 6.5%      7/1/2012     1,568,100
    1,000,000  Massachusetts Health & Education Facilities, Partners
               HealthCare System, Series B                                                    5.25%      7/1/2014       949,170
    3,000,000  Plymouth County, Massachusetts, Correctional Facility Certificates
               of Participation Bonds                                                          7.0%      4/1/2012     3,198,810(b)
                                                                                                                  -------------
                                                                                                                     10,631,860
                                                                                                                  -------------

               Michigan - 4.5%
    2,000,000  Economic Development Corporation of the County of St. Clair,
               Michigan, Pollution Control Revenue Refunding Bonds,
               (Detroit Edison Company Project), Series 1993-AA,
               Insured by AMBAC                                                                6.4%      8/1/2024     2,138,840
    2,355,000  John Tolfree Health System Corporation, Mortgage Revenue and
               Refunding Bonds, Series 1999                                                   5.85%     9/15/2013     2,051,605
    1,500,000  Livonia Public Schools, County of Wayne, Michigan, 1992 School
               Building and Site Bonds, Series II (Unlimited Tax General
               Obligation), Insured by FGIC                                             Zero Coupon      5/1/2009       986,070
    2,460,000  Michigan Municipal Bond Authority, Government Loan Revenue
               Refunding Bonds, Series A, Insured by FGIC                               Zero Coupon     12/1/2005     1,931,543
       45,000  Michigan State Hospital Finance Authority, Hospital Revenue and
               Refunding Bonds, (Detroit Medical Center Obligated Group),
               Series 1988-A                                                                 8.125%     8/15/2012        45,050
      175,000  Michigan State Hospital Finance Authority, (Sisters of
               Mercy Hospital), Revenue Bonds                                                5.375%     8/15/2014       177,863(b)
    2,825,000  Michigan State Hospital Finance Authority, (Sisters of
               Mercy Hospital), Revenue Bonds                                                5.375%     8/15/2014     2,875,765
    4,500,000  Rochester, Michigan, Community School District Unlimited Tax
               General Obligation Bonds, MBIA Insured                                          5.0%      5/1/2019     4,306,275
    3,320,000  Sault St. Marie Chippewa Indians Housing Authority, Health
               Facilities Revenue Bonds, (Tribal Health & Human Services
               Center Project), Series 1992                                                   7.75%      9/1/2012     3,353,200
    3,560,000  Wayne State University, Michigan, University Revenue Bonds,
               FGIC Insured                                                                  5.125%    11/15/2029     3,294,744
    1,860,000  West Ottawa, Michigan, Public School District, Unlimited
               Tax General Obligation Bonds, Insured by MBIA                            Zero Coupon      5/1/2005     1,501,578
    3,455,000  West Ottawa, Michigan, Public School District, Unlimited Tax
               General Obligation Bonds, Insured by MBIA                                Zero Coupon      5/1/2004     2,931,257
                                                                                                                  -------------
                                                                                                                     25,593,790
                                                                                                                  -------------

               Minnesota - 4.6%
      715,000  Duluth Economic Development Authority, Minnesota, Health
               Care Facilities Revenue Bonds, (The Duluth Clinic, Ltd),
               Series 1992, Insured by AMBAC                                                   6.3%     11/1/2022       753,639
      285,000  Duluth Economic Development Authority, Minnesota, Health
               Care Facilities Revenue Bonds, (The Duluth Clinic, Ltd),
               Series 1992, Insured by AMBAC                                                   6.3%     11/1/2022       303,243 (b)
    2,250,000  Golden Valley, Minnesota, Revenue Bonds (Covenant Retirement
               Communities), Series 1999-A                                                     5.5%     12/1/2025     2,019,893
    2,000,000  Minneapolis-St. Paul Metropolitan Airports Commission, Airport
               Revenue Bonds, Series 1999A, FGIC Insured                                     5.125%      1/1/2031     1,865,020
    7,685,000  Minneapolis, Minnesota, Community Development Agency, Tax
               Increment Revenue Appreciation Bonds, Insured by MBIA                    Zero Coupon      3/1/2009     5,131,044
    5,000,000  Minnesota Agricultural and Economic Development Board, Health
               Care System Revenue Bonds, Series 1997-A (Fairview Hospital
               and Healthcare Services), Insured by MBIA                                      5.75%    11/15/2026     5,010,350
    3,750,000  Minnesota Higher Education Facilities Authority, (Augsburg
               College), Mortgage Revenue Bonds, Series Four-F1 Bonds                         6.25%      5/1/2023     3,792,375
    1,000,000  Minnesota State Higher Education Facility Authority (Minneapolis
               College of Art & Design)                                                      6.625%      5/1/2020     1,012,280
    1,000,000  Sauk Rapids, Minnesota, School District #047, Series B                   Zero Coupon      2/1/2014       479,820
    3,620,000  State of Minnesota Unlimited Tax General Obligation Bonds                      5.25%      8/1/2017     3,595,782
    1,690,000  St. Paul, Minnesota, Housing & Redevelopment Authority, (River
               Centre Parking Ramp), Parking Facility Lease Revenue Bonds                      6.0%      5/1/2013     1,775,970
                                                                                                                  -------------
                                                                                                                     25,739,416
                                                                                                                  -------------

               Missouri - 2.5%
    1,475,000  Missouri Housing Development Commission, Single Family
               Mortgage Revenue Bonds, (Home Ownership Loan Program),
               Series C-1, Insured by GNMA                                                    6.55%      9/1/2028     1,572,645
    2,000,000  Missouri State Health and Education Facilities Authority (Barnes -
               Jewish, Inc. /Christian Health Services), Health Facilities
               Refunding & Improvement Revenue Bonds, Series 1993-A                           5.25%     5/15/2014     1,948,940
    2,650,000  Missouri State Health and Education Facilities Authority
               (Christian Health Services), Health Facilities Refunding &
               Improvement Revenue Bonds, Series 1991 A, Insured by FGIC                     6.875%     2/15/2021     2,720,994(b)
    2,925,000  Missouri State Health and Education Facilities Authority,
               Heartland Health System Revenue Bonds, Series 1992,
               Insured by AMBAC                                                               6.35%    11/15/2017     3,034,073
    1,500,000  Missouri State Health and Education Facilities Authority,
               SSM Health Care Refunding Revenue Bonds, Series A,
               Insured by MBIA                                                                6.25%      6/1/2007     1,561,860
      655,000  Missouri State Health & Education Facility Authority, Lake of the
               Ozarks General Hospital                                                         6.5%     2/15/2021       646,930
    1,345,000  Missouri State Health & Education Facility Authority, Lake of the
               Ozarks General Hospital                                                         6.5%     2/15/2021     1,484,019(b)
    1,000,000  Missouri State Health & Education Facility Authority,
               (St. Anthony's Medical Center), Revenue Bonds                                  6.25%     12/1/2030       987,910
                                                                                                                  -------------
                                                                                                                     13,957,371
                                                                                                                  -------------

               Montana - 0.8%
    1,240,000  Montana State Board of Investments, Payroll Tax Revenue Bonds,
               Series 1996, Insured by MBIA                                                  6.875%      6/1/2020     1,281,441(b)
      775,000  Montana State Board of Investments, Payroll Tax Revenue Bonds,
               Series 1996, Insured by MBIA                                                  6.875%      6/1/2020       800,901(b)
    2,385,000  Montana State Board of Investments, Payroll Tax Revenue Bonds,
               Series 1996, Insured by MBIA                                                  6.875%      6/1/2020     2,460,533
                                                                                                                  -------------
                                                                                                                      4,542,875
                                                                                                                  -------------

               Nebraska - 0.7%
    3,455,000  Omaha Public Power District, Nebraska, Electric Revenue
               Refunding Bonds, Series B                                                      6.15%      2/1/2012     3,796,389
                                                                                                                  -------------

               New Hampshire - 0.2%
    1,100,000  New Hampshire Turnpike System, Residual Interest Bonds, 1991
               Refunding, Series C, Insured by FGIC                                          8.968%     11/1/2017     1,304,424
                                                                                                                  -------------

               New Jersey - 2.9%
    1,250,000  East Orange, New Jersey, Unlimited Tax General Obligation Bonds,
               Insured by FSA                                                                  8.4%      8/1/2006     1,491,438
    1,000,000  Mercer County, New Jersey, Improvement Authority,
               Revenue Bonds, Series 1991                                                      6.6%     11/1/2014     1,020,000
    1,110,000  New Jersey Health Care Facilities, Financing Authority Revenue,
               AMBAC Insured                                                                   6.1%      7/1/2010     1,179,586
    3,000,000  New Jersey Transit Corp., (Raymond Plaza East, Inc.),
               Certificates of Participation, Insured by FSA                                 6.375%     10/1/2006     3,272,730
      715,000  New Jersey Turnpike Authority, Turnpike Revenue Bonds,
               1984 Series                                                                  10.375%      1/1/2003       767,817(b)
    4,700,000  New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series C,
               Insured by AMBAC                                                                6.5%      1/1/2016     5,335,017
    2,595,000  West New York, New Jersey, Municipal Utility Authority, Sewer
               Revenue Refunding Bonds, Insured by FGIC                                 Zero Coupon    12/15/2009     1,670,531
    2,195,000  West New York, New Jersey, Municipal Utility Authority,
               Sewer Revenue Refunding Bonds, Insured by FGIC                           Zero Coupon    12/15/2007     1,563,959
                                                                                                                  -------------
                                                                                                                     16,301,078
                                                                                                                  -------------

               New Mexico - 2.5%
    3,315,000  City of Alamogordo, New Mexico Hospital Revenue Bonds,
               (Gerald Champion Hospital Project), Series 1997                                 5.3%      1/1/2013     3,036,540
    5,000,000  Farmington, New Mexico, Power Revenue Refunding Bonds,
               Series 1983                                                                   9.875%      1/1/2013     5,997,350(b)
    4,040,000  Farmington, New Mexico, Utility Systems Revenue Bonds,
               Insured by AMBAC                                                              9.875%      1/1/2008     4,947,828(b)
                                                                                                                  -------------
                                                                                                                     13,981,718
                                                                                                                  -------------

               New York - 4.7%
    3,000,000  Metropolitan Transportation Authority, New York, Transit Facilities
               Revenue Bonds, Series O, Insured by MBIA                                       6.25%      7/1/2014     3,220,770(b)
    4,225,000  Metropolitan Transportation Authority, New York, Transit Facilities
               Service Contract Bonds, Series O                                               5.75%      7/1/2013     4,438,236
    2,000,000  New York City, Municipal Water Finance Authority, Water &
               Sewer System Revenue Bonds, Series A, Insured by AMBAC                        5.875%     6/15/2012     2,174,740
   10,000,000  New York State Dormitory Authority Revenue Bonds, City
               University System Consecutive Third-1, Insured by FGIC                          5.0%      7/1/2026     9,111,600
    2,860,000  New York State Thruway Authority, Highway & Bridge Trust Fund,
               Revenue Bonds, Series 1994-B, Insured by FGIC                                   6.0%      4/1/2014     3,049,847(b)
    1,620,000  New York State Urban Development Corp., Project Revenue Bonds,
               (Syracuse University Center for Science and Technology Loan),
               1995 Refunding Series                                                           6.0%      1/1/2009     1,736,316(b)
    1,720,000  New York State Urban Development Corp., Project Revenue Bonds,
               (Syracuse University Center for Science and Technology Loan),
               1995 Refunding Series                                                           6.0%      1/1/2010     1,850,290(b)
    1,000,000  Triborough Bridge & Tunnel Authority, New York, General
               Purpose Revenue Bonds, Series Q                                                6.75%      1/1/2009     1,115,100
                                                                                                                  -------------
                                                                                                                     26,696,899
                                                                                                                  -------------

               North Carolina - 0.8%
    4,000,000  North Carolina Municipal Power Agency #1, Catawba Electric
               Revenue Refunding Bonds, Series 1992, Insured by MBIA                           6.0%      1/1/2011     4,318,640
                                                                                                                  -------------

               North Dakota - 1.6%
    3,500,000  Grand Forks, North Dakota, Health Care System Revenue Bonds
               (Altru Health System Obligated Group)                                         7.125%     8/15/2024     3,558,695
    2,000,000  Mercer County, North Dakota, Pollution Control Revenue
               Refunding Bonds, (Ottertail Power Co. Project)                                  6.9%      2/1/2019     2,050,780
    2,000,000  North Dakota Municipal Bond Bank, State Revolving Fund
               Program Bonds, Series 1995-A                                                    6.3%     10/1/2015     2,123,080
    1,340,000  North Dakota State Water Commission (Southwest Pipeline),
               Revenue Bonds, Series A, Insured by AMBAC                                      5.75%      7/1/2027     1,342,814
                                                                                                                  -------------
                                                                                                                      9,075,369
                                                                                                                  -------------

               Ohio - 5.3%
      875,000  Akron Ohio Economic Development, Non-Tax Revenue Bonds,
               Insured by MBIA                                                                 6.0%     12/1/2012       959,403
    1,050,000  Akron, Bath & Copley Joint Township, Ohio, (Children's Hospital
               Medical Center), Hospital District Revenue Bonds, Insured
               by AMBAC                                                                       7.45%    11/15/2020     1,072,040
    2,500,000  Akron, Ohio, Certificates of Participation, Series 1996, Akron
               Municipal Baseball Stadium Project                                       Zero Coupon     12/1/2016     2,513,925
    3,785,000  City of Cleveland, Ohio, Public Power System, First Mortgage
               Revenue Bonds, Series 1994-A, Insured by MBIA                                   7.0%    11/15/2024     4,196,619(b)
    1,470,000  Lorain County, Ohio, (Humility of Mary Health System),
               Hospital Revenue Bonds                                                        7.125%    12/15/2006     1,533,680(b)
    2,000,000  Lucas County, Ohio, Health Care, (Sunset Retirement Communities)               6.55%     8/15/2024     1,964,300
    2,000,000  Ohio Higher Educational Facility Commission (Case Western
               Reserve University Project), Series B                                           6.5%     10/1/2020     2,271,560
    1,500,000  Ohio Higher Educational Facility Commission, Higher Educational
               Revenue Bonds, (Ohio Dominican College 1994 Project)                          6.625%     12/1/2014     1,576,620
    5,000,000  Ohio State Air Quality Development Authority, Cleveland Electric,
               Pollution Control Revenue Bonds, Insured by FGIC                                8.0%     12/1/2013     5,400,800
    2,250,000  Ohio State Air Quality Development Authority, Columbus &
               Southern Pollution Control Revenue Bonds, Insured by FGIC                     6.375%     12/1/2020     2,339,955
    2,000,000  Ohio State Turnpike Commission, Turnpike Revenue Refunding
               Bonds, Series A, FGIC Insured                                                   5.5%     2/15/2024     2,036,820
    1,795,000  Trumbull County, Ohio (Memorial Hospital), Hospital Revenue
               Refunding & Improvement Bonds, Series 1991-B, Insured
               by FGIC                                                                         6.9%    11/15/2012     1,872,634(b)
    2,115,000  University of Akron, Ohio, General Receipt Bonds, Series 1999,
               FGIC Insured                                                                    5.5%      1/1/2020     2,121,366
                                                                                                                  -------------
                                                                                                                     29,859,722
                                                                                                                  -------------

               Oklahoma - 2.2%
    4,865,000  Bass, Oklahoma, Memorial Baptist Hospital                                      8.35%      5/1/2009     5,627,735(b)
    1,500,000  Oklahoma Municipal Power Authority, Power Supply System
               Revenue Bonds, Series 1992-B, Insured by MBIA                                 5.875%      1/1/2012     1,621,785
    5,000,000  Tulsa, Oklahoma, Municipal Airport Trust Revenue
               (American Airlines, Inc.)                                                     7.375%     12/1/2020     5,106,850
                                                                                                                  -------------
                                                                                                                     12,356,370
                                                                                                                  -------------

              Oregon - 0.9%
   2,700,000  Clackamas County, Oregon, Health Facilities Authority, Adventist
              Health-West Revenue Refunding Bonds, Series 1992-A,
              Insured by MBIA                                                                 6.35%      3/1/2009     2,806,596
   2,000,000  Hospital Facility Authority of the Western Lane Hospital District,
              Oregon, Revenue Refunding Bonds, Series 1994 (Sisters of St.
              Joseph of Peace ,Health & Hospital Services), Insured by MBIA                  5.875%      8/1/2012     2,103,580
                                                                                                                  -------------
                                                                                                                      4,910,176
                                                                                                                  -------------

               Pennsylvania - 3.0%
    6,900,000  Allegheny County, Pennsylvania, Airport Revenue Refunding
               Bonds, Series 1997B, Insured by MBIA                                            5.0%      1/1/2019     6,513,945
    1,600,000  Allegheny County, Pennsylvania, Hospital Development
               Authority, Hospital Revenue Bonds, Series A-1995, (Allegheny
               General Hospital Project), Insured by MBIA                                      6.2%      9/1/2015     1,736,720(b)
      565,000  Allegheny County, Pennsylvania, Hospital Development Authority,
               West Penn Allegheny Health System, Series B                                    8.55%    11/15/2004       565,729
      860,000  Allegheny County, Pennsylvania, Hospital Development Authority,
               West Penn Allegheny Health System, Series B                                    8.45%    11/15/2003       860,860
    2,575,000  Allegheny County, Pennsylvania, Sanitary Authority, Sewer
               Revenue Bonds, Series A, Insured by FGIC                                 Zero Coupon      6/1/2008     1,779,016
    3,170,000  Millcreek Township, Pennsylvania, School District,
               General Obligation Bonds, Insured by FGIC                                Zero Coupon     8/15/2009     2,056,094
    3,000,000  Pennsylvania State, General Obligation Bonds,
               Second Series of 1992, Insured by AMBAC                                  Zero Coupon      7/1/2006     2,293,530
    1,000,000  York County Pennsylvania Solid Waste and Refuse Authority,
               Refunding Revenue Bonds, Series 1997, County Guaranteed,
               Insured by FGIC                                                                 5.5%     12/1/2012     1,045,800
                                                                                                                  -------------
                                                                                                                     16,851,694
                                                                                                                  -------------

               Puerto Rico - 2.3%
    4,000,000  Puerto Rico Commonwealth, Aqueduct & Sewer Revenue Bonds,
               Series A                                                                        9.0%      7/1/2009     4,608,680(b)
    3,000,000  Puerto Rico Commonwealth, Unlimited Tax General
               Obligation Bonds                                                               6.45%      7/1/2017     3,266,370(b)
    3,000,000  Puerto Rico Electric Power Authority, Power Revenue Bonds,
               Series T                                                                        6.0%      7/1/2016     3,111,690
    2,000,000  Puerto Rico Industrial Tourist EDL, AES Puerto Rico Project                   6.625%      6/1/2026     2,104,740
                                                                                                                  -------------
                                                                                                                     13,091,480
                                                                                                                  -------------

               South Carolina - 1.6%
    2,000,000  City of Spartanburg, South Carolina, Junior Lien, Water System
               Revenue Bonds, Series 1998                                                     5.25%      6/1/2028     1,883,460
    2,000,000  Piedmont Municipal Power Agency, South Carolina, Electric
               Revenue Refunding Bonds, Series 1991, Insured by FGIC                          6.25%      1/1/2021     2,188,920
    5,000,000  Piedmont Municipal Power Agency, South Carolina, Electric
               Revenue Refunding Bonds, Insured by FGIC                                        5.0%      1/1/2022     4,578,250
      300,000  Spartanburg, South Carolina, Waterworks Revenue Refunding
               Bonds, Insured by FGIC                                                          5.0%      6/1/2017       288,540
                                                                                                                  -------------
                                                                                                                      8,939,170
                                                                                                                  -------------

               Tennessee - 1.1%
    1,750,000  Metropolitan Government of Nashville & Davidson County TN,
               Electric System Revenue Bonds, Series 1998A                                     5.2%     5/15/2023     1,667,418
    5,000,000  Shelby County, Tennessee, Health Educational & Housing
               Facility Board, (St. Jude Children's Research Hospital),
               Series 1999                                                                   5.375%      7/1/2024     4,643,050
                                                                                                                  -------------
                                                                                                                      6,310,468
                                                                                                                  -------------

               Texas - 9.2%
    2,165,000  Arlington, Texas, Independent School District, Unlimited Tax
               Refunding & Improvement Bonds, Series 1992, Permanent
               School Fund Guaranteed                                                   Zero Coupon     2/15/2009     1,434,659
    8,100,000  Austin, Texas, Utility System Refunding Revenue Bonds,
               Series A, Insured by MBIA                                                Zero Coupon    11/15/2009     5,171,202
    7,000,000  Austin, Texas, Utility System Refunding Revenue Bonds,
               Series A, Insured by MBIA                                                Zero Coupon    11/15/2008     4,714,990
    1,000,000  Austin, Texas, Utility System Revenue Refunding Bonds,
               Insured by FGIC                                                                 6.0%    11/15/2013     1,091,890
    1,575,000  Bexar County, Texas, Limited Tax General Obligation Bonds                       5.0%     6/15/2015     1,513,323
    1,000,000  Cass County, Texas, Industrial Development Corporation,
               Pollution Control Revenue Refunding Bonds, International
               Paper, Series 1997-B                                                           5.35%      4/1/2012       974,960
    2,000,000  Copperas Cove, Texas, Independent School District, Unlimited
               Tax General Obligation Bonds, Permanent School
               Fund Guaranteed                                                                 6.9%     8/15/2014     2,162,920(b)
    4,000,000  Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding Bonds
               Series 1994-A, Insured by MBIA                                                  6.0%     11/1/2012     4,165,200
    1,000,000  Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding Bonds,
               Insured by FGIC, Series A                                                     7.375%     11/1/2009     1,109,810
    2,000,000  Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding
               Bonds, Insured by FGIC, Series A                                              7.375%     11/1/2010     2,212,760
    1,000,000  Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding Bonds,
               Insured by FGIC, Series A                                                     7.375%     11/1/2008     1,108,100
      750,000  Del Valle, Texas, Independent School District, Unlimited Tax
               General Obligation Refunding Bonds, Permanent School
               Fund Guaranteed                                                                 5.0%      2/1/2018       706,117
    2,285,000  Denton, Texas, Independent School District, Unlimited Tax
               General Obligation Refunding Bonds, Permanent School
               Fund Guaranteed                                                                6.25%     2/15/2009     2,510,689
    1,000,000  Georgetown, Texas, Higher Education Finance Corp., Higher
               Education Revenue Bonds, Series 1994 (Southwestern
               University Project)                                                             6.3%     2/15/2014     1,036,070
    5,000,000  Houston, Texas Water & Sewer System, Revenue Refunding Jr.
               Lien Series A, Insured by FGIC                                                5.250%     12/1/2022     4,749,250
    2,000,000  Houston, Texas, Airport System, Sub Lien Revenue Bonds,
               Series A, FSA Insured                                                         5.625%      7/1/2030     1,945,040
    5,315,000  Lewisville, Texas, Independent School District, Capital Appreciation
               Refunding Bonds, Permanent School Fund Guaranteed                        Zero Coupon     8/15/2019     1,829,264
    1,845,000  San Antonio, Texas, Airport Revenue Refunding Bonds,
               Insured by AMBAC                                                              7.375%      7/1/2010     2,005,367
    1,000,000  San Antonio, Texas, Airport Revenue Refunding Bonds,
               Insured by AMBAC                                                              7.375%      7/1/2011     1,085,870
   11,615,000  Southeastern Texas Housing Finance Corp., Single Family
               Mortgage Revenue Bonds                                                   Zero Coupon      9/1/2017     4,459,695(b)
    4,315,000  Texas State, Veterans Land Board General Obligation Bonds                      0.05%      7/1/2010     2,666,454(b)
    1,000,000  Texas Water Development Board, State Revolving Fund Revenue
               Bond, Senior Lien, Series A                                                    5.25%     7/15/2017       984,630
      745,000  Travis County, Texas, Housing Finance Corporation, Single
               Family Mortgage Revenue Refunding Bonds, Series 1994-A                         6.75%      4/1/2014       789,730
      440,000  Willis, Texas, Independent School District, General Obligation
               Bonds, Permanent School Fund Guaranteed                                         6.5%     2/15/2016       446,424
      745,000  Wylie, Texas, Independent School District, General Obligation
               Bonds, Permanent School Fund Guaranteed                                       6.875%     8/15/2014       866,361(b)
      430,000  Wylie, Texas, Independent School District, General Obligation
               Bonds, Permanent School Fund Guaranteed                                       6.875%     8/15/2014       490,746
                                                                                                                  -------------
                                                                                                                     52,231,521
                                                                                                                  -------------

               Utah - 2.3%
    5,000,000  Intermountain Power Agency, Utah, Power Supply Revenue Bonds,
               Series B, Insured by MBIA                                                      5.75%      7/1/2019     5,081,350
    3,405,000  Timpanogos Special Service District, Utah County, Utah, Sewer
               Revenue Bonds, Series 1996-A, Insured by AMBAC                                  6.1%      6/1/2019     3,678,285(b)
    3,750,000  Utah Associated Municipal Power Systems, San Juan Project
               Revenue Bonds, Series O, Insured by MBIA                                       6.25%      6/1/2014     4,024,575(b)
                                                                                                                  -------------
                                                                                                                     12,784,210
                                                                                                                  -------------

               Virginia - 1.1%
    3,625,000  Fairfax County, Virginia, Water Authority, Water Revenue
               Refunding Bonds                                                                 5.0%      4/1/2021     3,404,165
    3,000,000  Industrial Development Authority of Fairfax County, Virginia,
               Health Care Revenue Bonds, (Inova Health System Project),
               Series 1996                                                                   5.875%     8/15/2016     3,068,250
                                                                                                                  -------------
                                                                                                                      6,472,415
                                                                                                                  -------------

               Washington - 5.4%
    1,395,000  Douglas County, Washington, Public Utility District #1,
               Wells Hydroelectric Revenue Bonds, Series A                                    8.75%      9/1/2018     1,693,544
    1,655,000  Douglas County, Washington, Public Utility District #1, Wells
               Hydroelectric Revenue Bonds, Series A                                          8.75%      9/1/2018     2,072,722 (b)
    2,000,000  Grant County, Washington, Public Utility District No. 2, Columbia
               River, Priest Rapid Hydro Electric Development Project, Second
               Series Revenue Bonds, Series A, Insured by AMBAC                                5.0%      1/1/2023     1,817,900
    4,130,000  Seattle, Washington, Water System Revenue Bonds, FGIC Insured                   5.0%     10/1/2027     3,744,878
    4,040,000  State of Washington, Unlimited Tax General Obligation Bonds,
               Series E                                                                        5.0%      7/1/2022     3,667,068
    1,500,000  Tacoma, Washington, Conservation System Project Revenue Bonds,
               Tacoma Public Utilities Light Division                                          6.6%      1/1/2015     1,578,675
    1,000,000  Washington State Higher Education (Whitman College Project)                   5.875%     10/1/2029     1,010,640
    3,000,000  Washington State Public Power Supply System, Nuclear
               Project No. 1, Revenue Refunding Bonds, Series 1996-A,
               Insured by MBIA                                                                5.75%      7/1/2012     3,127,950
    2,000,000  Washington State Public Power Supply System, Nuclear
               Project No. 1, Revenue Refunding Bonds, Series 1996-A,
               Insured by MBIA                                                                5.75%      7/1/2011     2,094,340
    2,000,000  Washington State, Unlimited Tax General Obligation Bonds,
               Series B                                                                        6.0%      6/1/2012     2,174,100
    3,000,000  Washington State, Unlimited Tax General Obligation Bonds,
               Series 93A                                                                     5.75%     10/1/2012     3,194,400
    1,500,000  Washington State, Unlimited Tax General Obligation Bonds,
               Series A                                                                       6.25%      2/1/2011     1,657,620
    2,500,000  Washington State, Various Purpose General Obligation Bonds                     6.25%      6/1/2010     2,765,500
                                                                                                                  -------------
                                                                                                                     30,599,337
                                                                                                                  -------------

               Wyoming - 0.5%
    2,500,000  State of Wyoming, Farm Loan Board, Capital Facilities Revenue
               Bonds, Series 1994                                                              6.1%      4/1/2024     2,558,225
                                                                                                                  -------------
               Total Long-Term Municipal Securities (cost $520,926,396)                                             558,770,152
                                                                                                                  -------------

               SHORT-TERM MUNICIPAL SECURITIES - 1.1%(a,c)
    1,400,000  Illinois Development Finance Authority, (Amoco Oil
               Company Project), Pollution Control Revenue Refunding
               Bonds, Series 1994                                                              3.7%     11/1/2000     1,400,000
    1,400,000  Maricopa County, Arizona Pollution Control Corp., Pollution
               Control Revenue Refunding Bonds, (Arizona Public Service Co.
               Palo Verde Project), 1994 Series B                                              3.9%     11/1/2000     1,400,000
    1,000,000  Maricopa County, Arizona Pollution Control Corp., Pollution
               Control Revenue Refunding Bonds, (Arizona Public Service Co.
               Palo Verde Project), 1994 Series E                                             3.95%     11/1/2000     1,000,000
      400,000  Massachusetts Health & Educational Facilities Authority, Variable
               Rate Demand Notes, Series B                                                    4.25%     11/1/2000       400,000
    1,200,000  Michigan Strategic Fund, Variable Rate Demand Pollution
               Control Revenue Refunding Bonds, (Consumers Power
               Company Project), Series 1988A                                                  3.7%     11/1/2000     1,200,000
      600,000  Peninsula Ports Authority, Virginia, Variable Rate Notes                       4.45%     11/1/2000       600,000
                                                                                                                  -------------
               Total Short-Term Municipal Securities (at amortized cost)                                              6,000,000
                                                                                                                  -------------
               Total Investments (cost $526,926,396)                                                              $ 564,770,152(d)
                                                                                                                  =============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Municipal Bond Fund.

(b) Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or Government Agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds. Because the original bonds assume a quality rating equivalent to the escrowed U.S. Government securities, they are considered to be U.S. Government securities for purposes of portfolio diversification requirements.

(c) Denotes variable rate obligations for which the current yield and next scheduled interest reset date are shown.

(d) At October 31, 2000, the aggregate cost of securities for federal income tax purposes was $526,956,279 and the net unrealized appreciation of investments based on that cost was $37,813,873 which is comprised of $39,535,016 aggregate gross unrealized appreciation and $1,721,143 aggregate gross unrealized depreciation.

(e) Miscellaneous abbreviations:
    AMBAC - AMBAC Indemnity Corp.
    Connie Lee - Connie Lee Insurance Co.
    FGIC - Financial Guaranty Insurance Co.
    FHA - Federal Housing Administration
    FSA - Federal Security Assurance, Inc.
    GNMA - Government National Mortgage Association
    MBIA - Municipal Bond Investors Assurance Corp.


The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD LIMITED MATURITY BOND FUND
Portfolio of Investments
October 31, 2000

  Principal                                                                                             Maturity
   Amount                                                                                     Rate        Date         Value
 ----------                                                                                ----------  ----------    ----------
               CORPORATE BONDS - 21.3%(a)
               Automotive - 1.2%
   $  500,000  Visteon Corp., Notes                                                           7.95%      8/1/2005 $     499,754
                                                                                                                  -------------

               Broadcasting & Media - 1.7%
      500,000  Clear Channel Communications, Sr. Notes                                       7.875%     6/15/2005       504,771
      150,000  Interpublic Group Companies, Inc., Convertible Notes                            1.8%     9/16/2004       176,250
                                                                                                                  -------------
                                                                                                                        681,021
                                                                                                                  -------------

               Finance - Automotive - 1.2%
      500,000  Ford Motor Credit Co., Notes                                                    6.7%     7/16/2004       488,659
                                                                                                                  -------------

               Finance - Commercial - 1.2%
      500,000  General Electric Capital Corp., Medium Term Notes, Series A                    6.81%     11/3/2003       502,060
                                                                                                                  -------------

               Finance - Consumer - 1.2%
      500,000  American Express Co., Notes                                                   6.875%     11/1/2005       496,984
                                                                                                                  -------------

               Finance - Structured - 1.2%
      500,000  MBNA America Bank N.A., Notes                                                  7.75%     9/15/2005       496,737
                                                                                                                  -------------

               Health Care Management - 0.4%
      150,000  HCA Healthcare Co., Notes                                                      8.75%      9/1/2010       151,596
                                                                                                                  -------------

               Insurance - 5.1%
      500,000  Allstate Financial Global Funding, Notes                                      7.125%     9/26/2005       501,961
      500,000  AON Corp., Notes                                                               8.65%     5/15/2000       520,201
      500,000  Everest Reinsurance Holdings, Sr. Notes                                         8.5%     3/15/2005       517,725
      500,000  Hartford Financial Services Group, Inc., Notes                                 7.75%     6/15/2005       511,939
                                                                                                                  -------------
                                                                                                                      2,051,826
                                                                                                                  -------------

               Oil & Gas - 1.3%
      500,000  Dynegy, Inc., Notes                                                           8.125%     3/15/2005       512,107
                                                                                                                  -------------

               Retail - 0.7%
      500,000  Saks, Inc., Sr. Notes                                                          8.25%    11/15/2008       287,500
                                                                                                                  -------------

               Telecommunications - Data/Internet - 0.3%
      150,000  Exodus Communications, Inc., Sr. Notes                                       11.625%     7/15/2010       139,500
                                                                                                                  -------------

               Telecommunications - Wireless - 0.4%
      150,000  Nextel Communications, Inc., Sr. Notes                                        9.375%    11/15/2009       145,125
                                                                                                                  -------------

               Telecommunications - Wireline - 2.2%
      150,000  Level 3 Communications, Inc., Unsecured Sr. Notes                              11.0%     3/15/2008       135,750
      150,000  NEXTLINK Communications, Inc., Sr. Notes                                       10.5%     12/1/2009       130,500
      500,000  Qwest Capital Funding, Inc., Unsecured Notes                                   7.75%     8/15/2006       507,194
      150,000  Williams Communications Group, Sr. Redeemable Notes                            11.7%      8/1/2008       134,625
                                                                                                                  -------------
                                                                                                                        908,069
                                                                                                                  -------------

               Utilities - 3.2%
      150,000  AES (The) Corp., Sr. Notes                                                    9.375%     9/15/2010       153,000
      500,000  AmerenEnergy Generating Co., Sr. Notes                                         7.75%     11/1/2005       496,631
      150,000  CMS Energy Corp., Sr. Notes                                                   9.875%    10/15/2007       151,570
      500,000  Dominion Resources, Inc., Sr. Notes, Series B                                 7.625%     7/15/2005       505,038
                                                                                                                  -------------
                                                                                                                      1,306,239
                                                                                                                  -------------
               Total Corporate Bonds (cost $8,831,873)                                                                8,667,177
                                                                                                                  -------------

               ASSET-BACKED SECURITIES - 12.2%(a)
      500,000  Citibank Credit Card Issuance Trust, Series 2000-C1-C1                         7.45%     9/15/2005       482,173
      500,000  Com-Ed Transitional Funding Trust, Series 1998-1-A5                            5.44%     3/25/2007       476,658
      500,000  Conseco Finance Securitization Corp., Series 2000-1-A3                          7.3%      5/1/2031       502,888
      500,000  Discover Card Master Trust I, Series 1999-6A                                   6.85%      7/7/2007       499,954
      500,000  MBNA Master Credit Card Trust, Asset Backed Certificates,
               Series 1999-M-A                                                                 6.6%     4/16/2007       498,058
      500,000  Midwest Generation, LLC, Pass Through Certificates, Series A                    8.3%      7/2/2009       497,560
      500,000  Reliant Energy Mid Atlantic, Pass Through Certificates, Series B              9.237%      7/2/2017       509,063
      500,000  Sears Credit Account Master Trust, Master Trust Certificates,
               Series 1999-3-A                                                                6.45%    11/15/2009       493,423
      500,000  Toyota Auto Receivables, Asset Backed Certificates,
               Series 1999-A-A3                                                               6.15%     8/16/2004       497,158
      479,499  Vornado Finance, LLC, Series 2000-VNO-A1                                      7.514%     3/15/2015       490,907
                                                                                                                  -------------
               Total Asset-Backed Securities (cost $4,944,505)                                                        4,947,842
                                                                                                                  -------------

               FOREIGN GOVERNMENT BONDS - 1.9%(a,b)
      250,000  Brazil (Federative Republic), Unsubordinated Notes                             14.5%    10/15/2009       266,625
      500,000  United Mexican States, Medium Term Notes, Series A                              8.5%      2/1/2006       491,750
                                                                                                                  -------------
               Total Foreign Government Bonds (cost $774,767)                                                           758,375
                                                                                                                  -------------

               MORTGAGE-BACKED SECURITIES - 19.9%(a)
    4,000,000  Federal National Mortgage Association, Participation Certificates               8.0%     11/1/2030     4,048,752(c)
    4,000,000  Government National Mortgage Association, Modified Pass
               Through Certificates                                                           7.50%    11/15/2015     4,048,752(c)
                                                                                                                  -------------
               Total Mortgage-Backed Securities (cost $8,098,750)                                                     8,097,504
                                                                                                                  -------------

               U.S. GOVERNMENT AGENCY - 3.6%(a)
      500,000  Federal Home Loan Mortgage Corp., Notes                                       6.875%     1/15/2005       506,414
    1,000,000  Federal National Mortgage Association, Notes                                  5.625%     5/14/2004       973,160
                                                                                                                  -------------
               Total U.S. Government Agency (cost $1,465,678)                                                         1,479,574
                                                                                                                  -------------

               U.S. GOVERNMENT - 8.6%(a)
    3,500,000  U.S. Treasury Notes (cost $3,471,564)                                     5.75%-6.0%     2002-2004     3,499,099
                                                                                                                  -------------

Shares
------------
               COMMON STOCKS - 0.1%(a)
        2,500  Lucent Technologies, Inc., Common Stock (cost $154,089)                                                   58,281
                                                                                                                  -------------

               SHORT-TERM SECURITIES - 32.4%(a)
               U.S. Government Agency
    5,200,000  Federal Agricultural Mortgage Corp., Discount Notes                            6.45%     11/1/2000     5,200,000
    4,000,000  Federal Agricultural Mortgage Corp., Discount Notes                            6.38%    11/13/2000     3,991,493
    4,000,000  Federal Agricultural Mortgage Corp., Discount Notes                            6.38%    11/16/2000     3,989,367
                                                                                                                  -------------
               Total Short-Term Securities (at amortized cost)                                                       13,180,860
                                                                                                                  -------------
               Total Investments (cost $40,922,086)                                                               $  40,688,712(d)
                                                                                                                  =============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Limited
    Maturity Bond Fund.

(b) Denominated in U.S. dollars.

(c) Denotes investments purchased on a when-issued basis.

(d) At October 31, 2000, the aggregate cost of securities for federal income tax purposes was $40,922,086 and the net unrealized depreciation of investments based on that cost was $233,374 which is comprised of $169,199 aggregate gross unrealized appreciation and $402,573 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD MONEY MARKET FUND
Portfolio of Investments
October 31, 2000

  Principal                                                                                              Maturity
   Amount                                                                                      Yield       Date          Value
 ----------                                                                                 ----------  ----------    ----------
               BANK NOTES - 1.0%(a)
               Banking - Domestic
$   7,000,000  Bank America North America                                                     6.75%    9/17/2001  $   6,999,993
                                                                                                                  -------------

               CERTIFICATES OF DEPOSIT - 9.1%(a)
               Banking - Domestic - 3.1%
    7,000,000  Michigan National Bank                                                         6.80%      4/6/2001     7,002,015
   14,000,000  Wachovia Bank, N.A.                                                            6.51%    12/27/2000    14,000,000
                                                                                                                  -------------
                                                                                                                     21,002,015
                                                                                                                  -------------

               Banking - Foreign - 6.0%
    8,000,000  Canadian Imperial Bank of Commerce                                             6.72%     2/12/2001     7,998,929
    1,500,000  Svenska Handelsbanken NY                                                       6.82%     3/16/2001     1,499,461
    7,000,000  Svenska Handelsbanken NY                                                       6.90%     8/24/2001     6,998,964
    1,500,000  UBS Ag Stamford (Union Bank of Switzerland)                                    6.55%     12/4/2000     1,499,392
    1,000,000  UBS Ag Stamford (Union Bank of Switzerland)                                    6.56%     12/4/2000       999,569
    7,000,000  UBS Ag Stamford (Union Bank of Switzerland)                                    6.90%     4/30/2001     6,999,344
    7,000,000  UBS Ag Stamford (Union Bank of Switzerland)                                    7.23%      5/8/2001     6,998,978
    7,000,000  UBS Ag Stamford (Union Bank of Switzerland)                                    7.15%     6/22/2001     6,996,683
                                                                                                                  -------------
                                                                                                                     39,991,320
                                                                                                                  -------------
               Total Certificates of Deposit                                                                         60,993,335
                                                                                                                  -------------

               COMMERCIAL PAPER - 83.2%(a)
               Banking - Domestic - 5.2%
    7,000,000  Morgan J.P. & Co., Inc.                                                        6.56%     12/8/2000     6,953,380
    7,000,000  River Fuel Co., Inc. (Bank of New York, Direct Pay Letter of Credit)           6.57%    11/20/2000     6,975,986
    7,000,000  Ventures Business Trust (Guaranteed J.P. Morgan & Co.)                         6.66%     1/22/2001     6,895,564
    7,000,000  Wells Fargo & Co.                                                              6.56%    11/21/2000     6,974,839
    7,000,000  Wells Fargo & Co.                                                              6.61%     1/26/2001     6,891,306
                                                                                                                  -------------
                                                                                                                     34,691,075
                                                                                                                  -------------

               Banking - Foreign - 4.3%
    7,000,000  Abbey National North America (Guaranteed Abbey National plc)                   6.46%     11/3/2000     6,997,604
   15,000,000  Centerior Fuel Corp. (Direct Pay Letter of Credit, Barclays Bank plc)          6.57%     11/9/2000    14,978,167
    7,000,000  Svenska Handelsbank, Inc.                                                      6.93%    12/11/2000     6,947,967
                                                                                                                  -------------
                                                                                                                     28,923,738
                                                                                                                  -------------

               Chemicals - 0.7%
    4,400,000  Dupont (E.I.) de Nemours and Co.                                               6.51%    12/21/2000     4,360,583
                                                                                                                  -------------

               Consumer Products - 0.4%
    3,000,000  Procter & Gamble Co.                                                           6.56%    11/17/2000     2,991,373
                                                                                                                  -------------

               Drugs & Health Care - 0.8%
    3,500,000  Schering Corp. (Guaranteed Schering Plough Corp.)                              6.61%    11/21/2000     3,487,381
    2,085,000  Schering Corp. (Guaranteed Schering Plough Corp.)                              6.93%    11/21/2000     2,077,239
                                                                                                                  -------------
                                                                                                                      5,564,620
                                                                                                                  -------------

               Finance - Automotive - 4.0%
    7,000,000  Ford Motor Credit Co.                                                          6.54%    12/12/2000     6,948,420
    7,000,000  General Motors Acceptance Corp. (General Motors Corp.)                         6.58%    11/28/2000     6,965,928
    6,400,000  General Motors Acceptance Corp. (General Motors Corp.)                         6.56%    12/13/2000     6,351,616
    7,000,000  General Motors Acceptance Corp. (General Motors Corp.)                         6.71%     1/31/2001     6,884,632
                                                                                                                  -------------
                                                                                                                     27,150,596
                                                                                                                  -------------

               Finance - Commercial - 5.7%
    7,000,000  CIT Group Holdings, Inc.                                                       6.67%    11/30/2000     6,963,178
    7,000,000  CIT Group Holdings, Inc.                                                       6.64%      2/5/2001     6,878,667
   14,000,000  General Electric Capital Corp.                                                 6.62%     11/1/2000    14,000,000
    3,600,000  General Electric Capital Corp.                                                 6.64%    11/22/2000     3,586,266
    7,000,000  General Electric Capital Corp.                                                 6.69%     1/25/2001     6,892,239
                                                                                                                  -------------
                                                                                                                     38,320,350
                                                                                                                  -------------

               Finance - Consumer - 10.9%
    2,000,000  American Express Credit Corp.                                                  6.51%    11/15/2000     1,994,960
    5,200,000  American Express Credit Corp.                                                  6.56%    11/15/2000     5,186,856
    5,000,000  American Express Credit Corp.                                                  6.61%    11/15/2000     4,987,361
    1,000,000  American Express Credit Corp.                                                  6.66%    11/15/2000       997,461
   27,900,000  Associates Corp. of North America                                              6.21%     11/1/2000    27,900,000
   32,000,000  Household Finance Corp.                                                        6.61%     11/1/2000    32,000,000
                                                                                                                  -------------
                                                                                                                     73,066,638
                                                                                                                  -------------

               Finance - Retail - 2.1%
    7,300,000  Wal-Mart Stores, Inc.                                                          6.54%     11/7/2000     7,292,128
    6,750,000  Wal-Mart Stores, Inc.                                                          6.55%    11/21/2000     6,725,738
                                                                                                                  -------------
                                                                                                                     14,017,866
                                                                                                                  -------------

               Finance - Structured - 13.1%
    7,000,000  Ciesco L.P.                                                                    6.54%    11/29/2000     6,964,666
    7,350,000  Corporate Asset Funding Co.                                                    6.55%     11/3/2000     7,347,346
    7,000,000  Corporate Receivables Corp.                                                    6.67%    11/13/2000     6,984,740
    8,000,000  Corporate Receivables Corp.                                                    6.64%     12/7/2000     7,948,000
    3,000,000  CXC, Inc.                                                                      6.59%     11/2/2000     2,999,458
    7,000,000  CXC, Inc.                                                                      6.56%    11/27/2000     6,967,139
    7,000,000  CXC, Inc.                                                                      6.64%     1/17/2001     6,901,932
    7,000,000  Delaware Funding Corp.                                                         6.58%    11/10/2000     6,988,608
    5,052,000  Delaware Funding Corp.                                                         6.54%    11/21/2000     5,033,785
    7,000,000  Delaware Funding Corp.                                                         6.54%    11/30/2000     6,963,347
    7,000,000  Delaware Funding Corp.                                                         6.59%     12/8/2000     6,953,380
    2,284,000  Edison Asset Securitization, L.L.C.                                            6.59%    11/13/2000     2,279,028
    7,000,000  Edison Asset Securitization, L.L.C.                                            6.60%    12/22/2000     6,935,641
    7,000,000  Preferred Receivables Funding                                                  6.68%      1/8/2001     6,912,866
                                                                                                                  -------------
                                                                                                                     88,179,936
                                                                                                                  -------------

               Food & Beverage - 2.1%
    7,000,000  BestFoods                                                                      6.57%     11/7/2000     6,992,417
    7,000,000  Coca-Cola Co.                                                                  6.63%    11/14/2000     6,983,544
                                                                                                                  -------------
                                                                                                                     13,975,961
                                                                                                                  -------------

               Insurance - 7.3%
    7,000,000  Aegon Funding Corp. (Guaranteed Aegon N.V.)                                    6.50%     12/6/2000     6,957,806
    7,000,000  American Family Financial Services (Guaranteed American
               Family Mutual Insurance Co.)                                                   6.68%    11/14/2000     6,983,494
    7,000,000  American Family Financial Services (Guaranteed American
               Family Mutual Insurance Co.)                                                   6.62%     4/12/2001     6,798,085
   10,000,000  A.I. Credit Corp.                                                              6.60%     1/19/2001     9,857,361
    7,000,000  Prudential Funding Corp.                                                       6.99%    11/20/2000     6,975,063
    7,000,000  USAA Capital Corp.                                                             6.63%     1/31/2001     6,884,986
    5,000,000  USAA Capital Corp.                                                             6.62%      2/2/2001     4,915,913
                                                                                                                  -------------
                                                                                                                     49,372,708
                                                                                                                  -------------

               Metals & Mining - 1.5%
    3,700,000  Alcoa, Inc.                                                                    6.55%     12/6/2000     3,676,762
    6,329,000  Alcoa, Inc.                                                                    6.54%    12/12/2000     6,282,364
                                                                                                                  -------------
                                                                                                                      9,959,126
                                                                                                                  -------------

               Oil & Gas - 9.3%
    7,000,000  Chevron Transport Corp. (Guaranteed Chevron Corp.)                             6.60%     11/8/2000     6,991,153
    7,000,000  Chevron Transport Corp. (Guaranteed Chevron Corp.)                             6.74%      2/8/2001     6,874,490
    7,000,000  Chevron Transport Corp. (Guaranteed Chevron Corp.)                             6.69%     3/14/2001     6,832,420
   32,000,000  Koch Industries, Inc.                                                          6.63%     11/1/2000    32,000,000
   10,000,000  Mobil Australia Finance Co., Inc. (Guaranteed Mobil Oil Corp.)                 6.60%    11/17/2000     9,970,933
                                                                                                                  -------------
                                                                                                                     62,668,996
                                                                                                                  -------------

               Services - 2.5%
    3,000,000  Leland H. Stanford Junior University                                           6.84%    12/12/2000     2,977,382
    3,500,000  Leland H. Stanford Junior University                                           6.74%    12/15/2000     3,472,023
    3,500,000  Leland H. Stanford Junior University                                           6.73%     1/31/2001     3,442,316
    7,000,000  Leland H. Stanford Junior University                                           6.74%     1/31/2001     6,884,632
                                                                                                                  -------------
                                                                                                                     16,776,353
                                                                                                                  -------------

               Technology - Hardware - 4.4%
    7,000,000  Motorola Credit Corp. (Guaranteed Motorola, Inc.)                              6.57%    11/10/2000     6,988,660
    7,000,000  Motorola, Inc.                                                                 6.82%     11/9/2000     6,989,687
    5,000,000  Motorola, Inc.                                                                 6.83%    12/13/2000     4,961,500
    7,000,000  Motorola, Inc.                                                                 6.60%    12/21/2000     6,937,097
    3,450,000  Motorola, Inc.                                                                 6.60%    12/26/2000     3,415,740
                                                                                                                  -------------
                                                                                                                     29,292,684
                                                                                                                  -------------

               Technology - Services - 4.8%
   32,000,000  Electronic Data Systems Corp.                                                  6.63%     11/1/2000    32,000,000
                                                                                                                  -------------

               Telecommunications - Wireline - 4.1%
    5,000,000  AT&T Corp.                                                                     6.63%     11/2/2000     4,999,094
    1,775,000  AT&T Corp.                                                                     6.60%     11/8/2000     1,772,757
    7,000,000  AT&T Corp.                                                                     6.94%    11/30/2000     6,962,163
    7,000,000  AT&T Corp.                                                                     6.67%      3/8/2001     7,000,000
    7,000,000  AT&T Corp.                                                                     7.09%     7/13/2001     7,000,000
                                                                                                                  -------------
                                                                                                                     27,734,014
                                                                                                                  -------------
               Total Commercial Paper                                                                               559,046,617
                                                                                                                  -------------

               MEDIUM TERM NOTES - 1.9%(a)
               Finance - Automotive - 0.9%
    1,000,000  Ford Motor Credit Co.                                                          6.82%     2/23/2001       997,267
    2,500,000  General Motors Acceptance Corp. (General Motors Corp.)                         6.81%      4/9/2001     2,489,541
    2,530,000  General Motors Acceptance Corp. (General Motors Corp.)                         6.78%     4/17/2001     2,530,777
                                                                                                                  -------------
                                                                                                                      6,017,585
                                                                                                                  -------------

               Finance - Commercial - 1.0%
    7,000,000  General Electric Capital Corp.                                                 7.38%     5/23/2001     7,000,000
                                                                                                                  -------------
               Total Medium Term Notes                                                                               13,017,585
                                                                                                                  -------------

               U.S. GOVERNMENT AGENCY - 2.1%(a)
    7,000,000  Federal Home Loan Bank                                                         6.29%    11/10/2000     6,989,518
    7,000,000  Federal National Mortgage Association                                          6.93%      8/3/2001     6,997,996
                                                                                                                  -------------
               Total U.S. Government Agency                                                                          13,987,514
                                                                                                                  -------------

               VARIABLE RATE NOTES - 2.7%(a,b)
               U.S. Municipal
    8,000,000  Illinois Student Assistance Commission (Bank of America,
               Illinois, Direct Pay Letter of Credit)                                         6.60%     11/1/2000     8,000,000
   10,000,000  Illinois Student Assistance Commission (Student Loan
               Marketing Assoc., Direct Pay Letter of Credit)                                 6.58%     11/1/2000    10,000,000
                                                                                                                  -------------
               Total Variable Rate Notes                                                                             18,000,000
                                                                                                                  -------------
               Total Portfolio of Investments (at amortized cost)                                                 $ 672,045,044(c)
                                                                                                                  =============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Money Market Fund.

(b) Denotes variable rate obligations for which the current yield and the next scheduled interest reset date are shown.

(c) Also represents cost for federal income tax purposes.

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
Financial Statements

Statement of Assets and Liabilities
October 31, 2000

ASSETS:
Investments in securities, at value (cost, $235,188,654)                            $277,559,708
Cash                                                                                     394,781
Receivable for investment securities sold                                             10,559,042
Dividend receivable                                                                        5,167
                                                                                    ------------
Total assets                                                                         288,518,698
                                                                                    ------------
LIABILITIES:
Payable for investment securities purchased                                            8,355,400
Accrued expenses                                                                         161,617
                                                                                    ------------
Total liabilities                                                                      8,517,017
                                                                                    ------------
NET ASSETS                                                                          $280,001,681
                                                                                    ============
NET ASSETS CONSIST OF:
Paid-in capital                                                                     $220,240,247
Accumulated net investment loss                                                           (7,192)
Accumulated net realized gain from sale of investments                                17,397,572
Unrealized net appreciation of investments                                            42,371,054
                                                                                    ------------
NET ASSETS                                                                          $280,001,681
                                                                                    ============
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$253,161,775 and 17,699,504 shares of beneficial interest outstanding)                    $14.30
                                                                                          ======
Maximum public offering price per share (based on a net asset
value per share of $14.30 divided by 0.96 for a 4% sales charge)                          $14.90
                                                                                          ======

Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $14,788,570 and 1,056,749 shares of
beneficial interest outstanding)                                                          $13.99
                                                                                          ======

Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $12,051,336 and 833,725 shares of
beneficial interest outstanding)                                                          $14.45
                                                                                          ======






Statement of Operations
Year Ended October 31, 2000

INVESTMENT INCOME:
Income --
Dividend income                                                                     $   254,951
Interest income                                                                       1,063,047
                                                                                    -----------
Total income                                                                          1,317,998
                                                                                    -----------
Expenses --
Investment advisory fee                                                               1,188,876
Distribution and service plan fees:
Class A                                                                                 629,533
Class B                                                                                 127,500
Institutional Class                                                                      16,245
Transfer agent services                                                               1,238,645
Custodian fee                                                                           169,558
Administrative personnel and services                                                    55,079
Printing and postage                                                                    274,467
Trust share registration costs                                                           63,976
Auditing fees                                                                             5,334
Legal fees                                                                                5,468
Trustees' fees                                                                            8,264
Miscellaneous                                                                             6,470
                                                                                    -----------
Total expenses                                                                        3,789,415
Fees paid indirectly                                                                     (8,591)
                                                                                    -----------
Net expenses                                                                          3,780,824
                                                                                    -----------
Net investment loss                                                                  (2,462,826)
                                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions                                         36,452,253
Net change in unrealized appreciation of investments                                 28,340,395
                                                                                    -----------
Net gain on investments                                                              64,792,648
                                                                                    -----------
Net increase in net assets resulting from operations                                $62,329,822
                                                                                    ============





Statement of Changes in Net Assets
Years ended October 31, 2000 and 1999
                                                                                     Year Ended        Year Ended
                                                                                     10/31/2000          10/31/99
                                                                                 --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss                                                                $ (2,462,826)     $ (2,721,565)
Net realized gain on investments                                                     36,452,253         3,498,799
Net change in unrealized appreciation or depreciation of investments                 28,340,395        39,085,693
                                                                                   ------------      ------------
Net increase in net assets resulting from operations                                 62,329,822        39,862,927
                                                                                   ------------      ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                             (10,255,580)      (37,324,818)
Class B                                                                               3,972,361         3,290,263
Institutional Class                                                                     633,440         2,182,297
                                                                                   ------------      ------------
Net change in net assets resulting from trust share transactions                     (5,649,779)      (31,852,258)
                                                                                   ------------      ------------
Net increase in net assets                                                           56,680,043         8,010,669

NET ASSETS:
Beginning of period                                                                 223,321,638       215,310,969
                                                                                   ------------      ------------
End of period                                                                      $280,001,681      $223,321,638
                                                                                   ============      ============

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD MID CAP GROWTH FUND
Financial Statements

Statement of Assets and Liabilities
October 31, 2000

ASSETS:
Investments in securities, at value (cost, $146,292,221)                            $180,837,968
Cash                                                                                      43,730
Receivable for investment securities sold                                              3,549,000
Dividend receivable                                                                       14,821
Unamortized organization costs                                                             8,674
                                                                                    ------------
Total assets                                                                         184,454,193
                                                                                    ------------
LIABILITIES:
Payable for investment securities purchased                                            2,766,189
Accrued expenses                                                                         141,440
                                                                                    ------------
Total liabilities                                                                      2,907,629
                                                                                    ------------
NET ASSETS                                                                          $181,546,564
                                                                                    ============
NET ASSETS CONSIST OF:
Paid-in capital                                                                     $132,892,672
Accumulated net investment loss                                                           (3,360)
Accumulated net realized gain from sale of investments                                14,111,505
Unrealized net appreciation of investments                                            34,545,747
                                                                                    ------------
NET ASSETS                                                                          $181,546,564
                                                                                    ============
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$140,703,139 and 7,692,598 shares of beneficial interest outstanding)                     $18.29
                                                                                          ======
Maximum public offering price per share (based on a net asset
value per share of $18.29 divided by 0.96 for a 4% sales charge)                          $19.05
                                                                                          ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $36,407,742 and 2,037,008 shares of
beneficial interest outstanding)                                                          $17.87
                                                                                          ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $4,435,683 and 239,857 shares of
beneficial interest outstanding)                                                          $18.49
                                                                                          ======





Statement of Operations
Year Ended October 31, 2000

INVESTMENT INCOME:
Income --
Dividend income                                                                    $    336,544
Interest income                                                                         624,659
                                                                                   ------------
Total income                                                                            961,203
                                                                                   ------------
Expenses --
Investment advisory fee                                                                 608,540
Distribution and service plan fees:
Class A                                                                                 271,124
Class B                                                                                 282,762
Institutional Class                                                                       4,364
Transfer agent services                                                                 747,881
Custodian fee                                                                           140,130
Administrative personnel and services                                                    27,927
Printing and postage                                                                    185,416
Trust share registration costs                                                           87,506
Auditing fees                                                                             5,244
Legal fees                                                                                1,709
Trustees' fees                                                                            5,763
Amortization of organization costs                                                        5,505
Miscellaneous                                                                             2,657
                                                                                   ------------
Total expenses                                                                        2,376,528
Fees paid indirectly                                                                     (5,616)
                                                                                   ------------
Net expenses                                                                          2,370,912
                                                                                   ------------
Net investment loss                                                                  (1,409,709)
                                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions                                         17,044,624
Net change in unrealized appreciation of investments                                 23,121,970
                                                                                   ------------
Net gain on investments                                                              40,166,594
                                                                                   ------------
Net increase in net assets resulting from operations                               $ 38,756,885
                                                                                   ============




Statement of Changes in Net Assets
Years ended October 31, 2000 and 1999
                                                                                     Year Ended        Year Ended
                                                                                     10/31/2000          10/31/99
                                                                                 --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss                                                                $(1,409,709)      $   (851,078)
Net realized gain on investments                                                     17,044,624         5,471,578
Net change in unrealized appreciation or depreciation of investments                 23,121,970        13,367,574
                                                                                   ------------      ------------
Net increase in net assets resulting from operations                                 38,756,885        17,988,074
                                                                                   ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains:
Class A                                                                              (2,216,890)               --
Class B                                                                                (600,391)               --
Institutional Class                                                                     (44,809)               --
                                                                                   ------------      ------------
Total distributions                                                                  (2,862,090)               --
                                                                                   ------------      ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                              53,438,470        12,960,104
Class B                                                                              13,346,007         6,053,517
Institutional Class                                                                   2,615,407           273,449
                                                                                   ------------      ------------
Net increase in net assets from trust share transactions                             69,399,884        19,287,070
                                                                                   ------------      ------------
Net increase in net assets                                                          105,294,679        37,275,144

NET ASSETS:
Beginning of period                                                                  76,251,885        38,976,741
                                                                                   ------------      ------------
End of period                                                                      $181,546,564      $ 76,251,885
                                                                                   ============      ============

The accompanying notes are an integral part of the financial statements.




LUTHERAN BROTHERHOOD WORLD GROWTH FUND
Financial Statements

Statement of Assets and Liabilities
October 31, 2000

ASSETS:
Investments in securities, at value (cost, $116,675,623)                           $129,368,768
Cash (including foreign currency holdings of $986,723)                                1,035,124
Receivable for investment securities sold                                               511,468
Dividend and interest receivable                                                        196,476
                                                                                   ------------
Total assets                                                                        131,111,836
                                                                                   ------------
LIABILITIES:
Payable for investment securities purchased                                             202,899
Accrued expenses                                                                        107,880
                                                                                   ------------
Total liabilities                                                                       310,779
                                                                                   ------------
NET ASSETS                                                                         $130,801,057
                                                                                   ============
NET ASSETS CONSIST OF:
Paid-in capital                                                                    $107,437,696
Accumulated net investment loss                                                          (5,734
Accumulated net realized gain from sale of investments
and foreign currency transactions                                                    10,706,315
Unrealized net appreciation of investments and on translation of assets
and liabilities in foreign currencies                                                12,662,780
                                                                                   ------------
NET ASSETS                                                                         $130,801,057
                                                                                   ============
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $102,398,285 and 8,272,309 shares of beneficial interest outstanding)                 $12.38
                                                                                         ======
Maximum public offering price per share (based on a net asset value per
share of $12.38 divided by 0.96 for a 4% sales charge)                                   $12.90
                                                                                         ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $12,603,753 and 1,039,472 shares of
beneficial interest outstanding)                                                         $12.13
                                                                                         ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $15,799,019 and 1,264,067 shares of
beneficial interest outstanding)                                                         $12.50
                                                                                         ======





Statement of Operations
Year Ended October 31, 2000

INVESTMENT INCOME:
Income --
Dividend income (net of foreign taxes of $214,736)                                  $ 1,404,152
Interest income                                                                         318,100
                                                                                    -----------
Total income                                                                          1,722,252
                                                                                   ------------
Expenses --
Investment advisory fee                                                               1,006,743
Distribution and service plan fees:
Class A                                                                                 265,347
Class B                                                                                 116,331
Institutional Class                                                                      24,691
Transfer agent services                                                                 620,092
Custodian fee                                                                           148,621
Administrative personnel and services                                                    26,846
Printing and postage                                                                    151,162
Trust share registration costs                                                           72,851
Auditing fees                                                                             5,428
Legal fees                                                                                1,679
Trustees' fees                                                                            5,766
Amortization of organization costs                                                        8,476
Miscellaneous                                                                             3,418
                                                                                    -----------
Total expenses                                                                        2,457,451
Fees paid indirectly                                                                     (2,073)
                                                                                    -----------
Net expenses                                                                          2,455,378
                                                                                    -----------
Net investment loss                                                                    (733,126)
                                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
Net realized gain on investment transactions                                         12,000,820
Net realized loss on foreign currency transactions                                     (473,675)
                                                                                    -----------
Net realized gain on investments and foreign currency transactions                   11,527,145
                                                                                    -----------
Net change in unrealized appreciation of investments                                (11,356,487)
Net change in unrealized depreciation on translation of assets
and liabilities in foreign currencies                                                   (28,883)
                                                                                    -----------
Net change in unrealized depreciation of investments and on
translation of assets and liabilities in foreign currencies                         (11,385,370)
                                                                                    -----------
Net gain on investments and foreign currency                                            141,775
                                                                                    -----------
Net change in net assets resulting from operations                                  $  (591,351)
                                                                                    ===========





Statement of Changes in Net Assets
Years ended October 31, 2000 and 1999
                                                                                     Year Ended        Year Ended
                                                                                     10/31/2000          10/31/99
                                                                                 --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss                                                                $   (733,126)     $    (90,998)
Net realized gain on investments and foreign currency transactions                   11,527,145         4,075,707
Net change in unrealized appreciation or depreciation of investments and
On translation of assets and liabilities in foreign currencies                      (11,385,370)       13,181,630
                                                                                   ------------      ------------
Net change in net assets resulting from operations                                     (591,351)       17,166,339
                                                                                   ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                                      --          (509,984)
Class B                                                                                      --           (21,512)
Institutional Class                                                                          --          (102,827)
Net realized gains:
Class A                                                                              (2,747,599)               --
Class B                                                                                (266,194)               --
Institutional Class                                                                    (441,433)               --
                                                                                   ------------      ------------
Total distributions                                                                  (3,455,226)         (634,323)
                                                                                   ------------      ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                              17,759,427         1,035,539
Class B                                                                               5,244,626         3,623,615
Institutional Class                                                                   2,015,022         1,704,486
                                                                                   ------------      ------------
Net increase in net assets from trust share transactions                             25,019,075         6,363,640
                                                                                   ------------      ------------
Net increase in net assets                                                           20,972,498        22,895,656

NET ASSETS:
Beginning of period                                                                 109,828,559        86,932,903
                                                                                   ------------      ------------
End of period                                                                      $130,801,057      $109,828,559
                                                                                   ============      ============

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD GROWTH FUND
Financial Statements

Statement of Assets and Liabilities
October 31, 2000

ASSETS:
Investments in securities, at value (cost, $39,833,614)                            $ 39,647,421
Cash                                                                                     87,073
Receivable for investment securities sold                                               100,917
Dividend receivable                                                                       8,634
                                                                                   ------------
Total assets                                                                         39,844,045
                                                                                   ------------
LIABILITIES:
Payable for investment securities purchased                                             377,594
Accrued expenses                                                                         43,287
                                                                                   ------------
Total liabilities                                                                       420,881
                                                                                   ------------
NET ASSETS                                                                         $ 39,423,164
                                                                                   ============
NET ASSETS CONSIST OF:
Paid-in capital                                                                    $ 39,916,634
Accumulated net realized loss from sale of investments                                 (307,277)
Unrealized net depreciation of investments                                             (186,193)
                                                                                   ------------
NET ASSETS                                                                         $ 39,423,164
                                                                                   ============
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $27,685,788 and 1,487,789 shares of beneficial interest outstanding)                  $18.61
                                                                                         ======
Maximum public offering price per share (based on a net asset
value per share of $18.61 divided by 0.96 for a 4% sales charge)                         $19.39
                                                                                         ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $6,791,370 and 367,706 shares of
beneficial interest outstanding)                                                         $18.47
                                                                                         ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $4,946,006 and 263,835 shares of
beneficial interest outstanding)                                                         $18.75
                                                                                         ======





Statement of Operations
Year Ended October 31, 2000

INVESTMENT INCOME:
Income --
Dividend income                                                                    $     97,001
Interest income                                                                          79,339
                                                                                   ------------
Total income                                                                            176,340
                                                                                   ------------
Expenses --
Investment advisory fee                                                                  99,962
Distribution and service plan fees:
Class A                                                                                  37,275
Class B                                                                                  41,613
Institutional Class                                                                       6,674
Transfer agent services                                                                 122,944
Custodian fee                                                                            11,760
Administrative personnel and services                                                     4,704
Printing and postage                                                                     30,758
Trust share registration costs                                                           84,340
Auditing fees                                                                             5,188
Legal fees                                                                                  242
Trustees' fees                                                                            5,763
Miscellaneous                                                                             1,280
                                                                                   ------------
Total expenses                                                                          452,503
Expense reimbursement from investment advisor                                          (148,851)
                                                                                   ------------
Net expenses                                                                            303,652
                                                                                   ------------
Net investment loss                                                                    (127,312)
                                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions                                           (307,277)
Net change in unrealized depreciation of investments                                   (182,063)
                                                                                   ------------
Net loss on investments                                                                (489,340)
                                                                                   ------------
Net change in net assets resulting from operations                                 $   (616,652)
                                                                                   ============





Statement of Changes in Net Assets
Periods ended October 31, 2000 and 1999
                                                                                                For the period from
                                                                                                 October 29, 1999
                                                                                     Year Ended (effective date) to
                                                                                     10/31/2000  October 31, 1999
                                                                                 --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss                                                                $   (127,312)     $         --
Net realized loss on investments                                                       (307,277)               --
Net change in unrealized appreciation or depreciation of investments                   (182,063)           (4,130)
                                                                                   ------------      ------------
Net change in net assets resulting from operations                                     (616,652)           (4,130)
                                                                                   ------------      ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                              27,552,595         1,000,000
Class B                                                                               5,896,195         1,000,000
Institutional Class                                                                   1,595,156         3,000,000
                                                                                   ------------      ------------
Net increase in net assets from trust share transactions                             35,043,946         5,000,000
                                                                                   ------------      ------------
Net increase in net assets                                                           34,427,294         4,995,870
NET ASSETS:
Beginning of period                                                                   4,995,870                --
                                                                                   ------------      ------------
End of period                                                                      $ 39,423,164      $  4,995,870
                                                                                   ============      ============

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD FUND
Financial Statements

Statement of Assets and Liabilities
October 31, 2000

ASSETS:
Investments in securities, at value (cost, $1,282,424,548)                       $1,601,232,677
Receivable for investment securities sold                                             4,762,182
Dividend receivable                                                                     617,335
                                                                                 --------------
Total assets                                                                      1,606,612,194
                                                                                 --------------
LIABILITIES:
Payable for investment securities purchased                                          19,761,378
Accrued expenses                                                                        426,961
                                                                                 --------------
Total liabilities                                                                    20,188,339
                                                                                 --------------
NET ASSETS                                                                       $1,586,423,855
                                                                                 ==============
NET ASSETS CONSIST OF:
Paid-in capital                                                                  $1,213,395,155
Undistributed net investment income                                                     417,774
Accumulated net realized gain from sale of investments                               53,802,797
Unrealized net appreciation of investments                                          318,808,129
                                                                                 --------------
NET ASSETS                                                                       $1,586,423,855
                                                                                 ==============
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$1,447,718,788 and 51,147,988 shares of beneficial interest outstanding)                 $28.30
                                                                                         ======
Maximum public offering price per share (based on a net asset value
per share of $28.30 divided by 0.96 for a 4% sales charge)                               $29.48
                                                                                         ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $86,799,864 and 3,119,134 shares of
beneficial interest outstanding)                                                         $27.83
                                                                                         ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $51,905,203 and 1,832,341 shares of
beneficial interest outstanding)                                                         $28.33
                                                                                         ======





Statement of Operations
Year Ended October 31, 2000

INVESTMENT INCOME:
Income --
Dividend income                                                                    $ 12,583,619
Interest income                                                                       3,425,855
                                                                                   ------------
Total income                                                                         16,009,474
                                                                                   ------------
Expenses --
Investment advisory fee                                                               5,625,095
Distribution and service plan fees:
Class A                                                                               3,742,753
Class B                                                                                 795,212
Institutional Class                                                                      72,614
Transfer agent services                                                               2,984,388
Custodian fee                                                                           271,800
Administrative personnel and services                                                   325,006
Printing and postage                                                                    696,347
Trust share registration costs                                                          129,561
Auditing fees                                                                            24,372
Legal fees                                                                               22,609
Trustees' fees                                                                           18,269
Miscellaneous                                                                            26,696
                                                                                   ------------
Total expenses                                                                       14,734,722
Expense reimbursement from investment advisor                                          (812,516)
Fees paid indirectly                                                                     (4,427)
                                                                                   ------------
Net expenses                                                                         13,917,779
                                                                                   ------------
Net investment income                                                                 2,091,695
                                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions                                         64,049,450
Net change in unrealized appreciation of investments                                 12,171,018
                                                                                   ------------
Net gain on investments                                                              76,220,468
                                                                                   ------------
Net increase in net assets resulting from operations                               $ 78,312,163
                                                                                   ============





Statement of Changes in Net Assets
Years ended October 31, 2000 and 1999
                                                                                     Year Ended        Year Ended
                                                                                     10/31/2000          10/31/99
                                                                                 --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                            $    2,091,695    $    3,144,054
Net realized gain on investments                                                     64,049,450       229,981,547
Net change in unrealized appreciation or depreciation of investments                 12,171,018        69,573,130
                                                                                 --------------    --------------
Net increase in net assets resulting from operations                                 78,312,163       302,698,731
                                                                                 --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                              (1,927,514)       (3,484,091)
Class B                                                                                      --                --
Institutional Class                                                                    (196,360)         (192,254)
Net realized gains:
Class A                                                                            (202,250,802)     (125,371,620)
Class B                                                                              (9,392,745)       (2,922,634)
Institutional Class                                                                  (6,138,648)       (3,222,146)
                                                                                 --------------    --------------
Total distributions                                                                (219,906,069)     (135,192,745)
                                                                                 --------------    --------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                             153,680,010       145,838,693
Class B                                                                              30,411,364        33,368,795
Institutional Class                                                                  12,950,046        10,112,252
                                                                                 --------------    --------------
Net increase in net assets from trust share transactions                            197,041,420       189,319,740
                                                                                 --------------    --------------
Net increase in net assets                                                           55,447,514       356,825,726

NET ASSETS:
Beginning of period                                                               1,530,976,341     1,174,150,615
                                                                                 --------------    --------------
End of period (including undistributed net investment income of $417,774
And $449,954, respectively)                                                      $1,586,423,855    $1,530,976,341
                                                                                 ==============    ==============

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD VALUE FUND
Financial Statements

Statement of Assets and Liabilities
October 31, 2000

ASSETS:
Investments in securities, at value (cost, $21,970,388)                            $ 23,253,303
Cash                                                                                     15,115
Receivable for investment securities sold                                                19,949
Dividend receivable                                                                      16,410
                                                                                   ------------
Total assets                                                                         23,304,777
                                                                                   ------------
LIABILITIES:
Payable for investment securities purchased                                             648,350
Accrued expenses                                                                         31,100
                                                                                   ------------
Total liabilities                                                                       679,450
                                                                                   ------------
NET ASSETS                                                                         $ 22,625,327
                                                                                   ============
NET ASSETS CONSIST OF:
Paid-in capital                                                                    $ 21,414,604
Undistributed net investment income                                                      38,446
Accumulated net realized loss from sale of investments                                 (110,638)
Unrealized net appreciation of investments                                            1,282,915
                                                                                   ------------
NET ASSETS                                                                         $ 22,625,327
                                                                                   ============
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $15,113,098 and 958,439 shares of beneficial interest outstanding)                    $15.77
                                                                                         ======
Maximum public offering price per share (based on a net asset value
per share of $15.77 divided by 0.96 for a 4% sales charge)                               $16.43
                                                                                         ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $3,716,143 and 237,437 shares of
beneficial interest outstanding)                                                         $15.65
                                                                                         ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $3,796,086 and 239,118 shares of
beneficial interest outstanding)                                                         $15.88
                                                                                         ======





Statement of Operations
Year Ended October 31, 2000

INVESTMENT INCOME:
Income --
Dividend income                                                                    $    161,146
Interest income                                                                          55,276
                                                                                   ------------
Total income                                                                            216,422
                                                                                   ------------
Expenses --
Investment advisory fee                                                                  56,340
Distribution and service plan fees:
Class A                                                                                  20,647
Class B                                                                                  24,305
Institutional Class                                                                       5,093
Transfer agent services                                                                  58,807
Custodian fee                                                                             7,043
Administrative personnel and services                                                     2,817
Printing and postage                                                                     16,514
Trust share registration costs                                                           92,165
Auditing fees                                                                             5,214
Legal fees                                                                                  150
Trustees' fees                                                                            5,765
Miscellaneous                                                                             1,557
                                                                                   ------------
Total expenses                                                                          296,417
Expense reimbursement from investment advisor                                          (118,125)
                                                                                   ------------
Net expenses                                                                            178,292
                                                                                   ------------
Net investment income                                                                    38,130
                                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions                                           (110,638)
Net change in unrealized appreciation of investments                                  1,286,577
                                                                                   ------------
Net gain on investments                                                               1,175,939
                                                                                   ------------
Net increase in net assets resulting from operations                               $  1,214,069
                                                                                   ============





Statement of Changes in Net Assets
Periods ended October 31, 2000 and 1999
                                                                                                For the period from
                                                                                                 October 29, 1999
                                                                                     Year Ended (effective date) to
                                                                                     10/31/2000  October 31, 1999
                                                                                 -------------- --------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                              $     38,130       $        --
Net realized loss on investments                                                       (110,638)               --
Net change in unrealized appreciation or depreciation of investments                  1,286,577            (3,662)
                                                                                   ------------      ------------
Net change in net assets resulting from operations                                    1,214,069            (3,662)
                                                                                   ------------      ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                              13,393,061         1,000,000
Class B                                                                               2,529,667         1,000,000
Institutional Class                                                                     492,192         3,000,000
                                                                                   ------------      ------------
Net increase in net assets from trust share transactions                             16,414,920         5,000,000
                                                                                   ------------      ------------
Net increase in net assets                                                           17,628,989         4,996,338

NET ASSETS:
Beginning of period                                                                   4,996,338                --
                                                                                   ------------      ------------
End of period (including undistributed net investment income
of $38,446 and $0, respectively)                                                   $ 22,625,327      $  4,996,338
                                                                                   ============      ============

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD HIGH YIELD FUND
Financial Statements

Statement of Assets and Liabilities
October 31, 2000

ASSETS:
Investments in securities, at value (cost, $1,001,889,261)                       $  756,862,736
Cash                                                                                     71,412
Receivable for investment securities sold                                            13,658,426
Interest and dividend receivable                                                     20,576,351
                                                                                 --------------
Total assets                                                                        791,168,925
                                                                                 --------------
LIABILITIES:
Payable for investment securities purchased                                           1,286,772
Accrued expenses                                                                        222,863
                                                                                 --------------
Total liabilities                                                                     1,509,635
                                                                                 --------------
NET ASSETS                                                                       $  789,659,290
                                                                                 --------------
                                                                                 --------------
NET ASSETS CONSIST OF:
Paid-in capital                                                                  $1,066,334,042
Undistributed net investment income                                                   6,263,054
Accumulated net realized loss from sale of investments                              (37,911,281)
Unrealized net depreciation of investments                                         (245,026,525)
                                                                                 --------------
NET ASSETS                                                                       $  789,659,290
                                                                                 ==============
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$727,297,228 and 108,159,351 shares of beneficial interest outstanding)                  $ 6.72
                                                                                         ======
Maximum public offering price per share (based on a net asset value per
share of $6.72 divided by 0.96 for a 4% sales charge)                                    $ 7.00
                                                                                         ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $39,026,625 and 5,810,405 shares of
beneficial interest outstanding)                                                         $ 6.72
                                                                                         ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $23,335,437 and 3,468,114 shares of
beneficial interest outstanding)                                                         $ 6.73
                                                                                         ======





Statement of Operations
Year Ended October 31, 2000

INVESTMENT INCOME:
Income --
Interest income                                                                   $  94,474,901
Dividend income                                                                      10,420,269
                                                                                  -------------
Total income                                                                        104,895,170
                                                                                  -------------
Expenses --
Investment advisory fee                                                               3,374,167
Distribution and service plan fees:
Class A                                                                               2,049,995
Class B                                                                                 394,576
Institutional Class                                                                      49,745
Transfer agent services                                                               1,623,468
Custodian fee                                                                           257,046
Administrative personnel and services                                                   178,524
Printing and postage                                                                    363,215
Trust share registration costs                                                           86,075
Auditing fees                                                                            15,343
Legal fees                                                                               28,652
Trustees' fees                                                                           15,770
Miscellaneous                                                                            17,495
                                                                                  -------------
Total expenses                                                                        8,454,071
Expense reimbursement from investment advisor                                          (446,310)
Fees paid indirectly                                                                    (35,633)
                                                                                  -------------
Net expenses                                                                          7,972,128
                                                                                  -------------
Net investment income                                                                96,923,042
                                                                                  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions                                        (16,786,966)
Net change in unrealized depreciation of investments                               (120,452,535)
                                                                                  -------------
Net loss on investments                                                            (137,239,501)
                                                                                  -------------
Net change in net assets resulting from operations                                $ (40,316,459)
                                                                                  =============





Statement of Changes in Net Assets
Years ended October 31, 2000 and 1999
                                                                                     Year Ended        Year Ended
                                                                                     10/31/2000          10/31/99
                                                                                 --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                              $ 96,923,042      $ 91,612,787
Net realized loss on investment transactions                                        (16,786,966)      (20,631,347)
Net change in unrealized appreciation or depreciation of investments               (120,452,535)       (5,076,255)
                                                                                   ------------      ------------
Net change in net assets resulting from operations                                  (40,316,459)       65,905,185
                                                                                   ------------      ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Class A                                                                             (84,905,336)      (84,935,008)
Class B                                                                              (3,819,737)       (2,709,588)
Institutional Class                                                                  (3,452,749)       (5,718,827)
                                                                                   ------------      ------------
Total distributions                                                                 (92,177,822)      (93,363,423)
                                                                                   ------------      ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                              27,110,767        62,933,005
Class B                                                                              11,037,099        16,538,897
Institutional Class                                                                 (26,645,831)        2,213,497
                                                                                   ------------      ------------
Net increase in net assets from trust share transactions                             11,502,035        81,685,399
                                                                                   ------------      ------------
Net change in net assets                                                           (120,992,246)       54,227,161

NET ASSETS:
Beginning of period                                                                 910,651,536       856,424,375
                                                                                   ------------      ------------
End of period (including undistributed net investment income
of $6,263,054 and $1,780,225, respectively)                                        $789,659,290      $910,651,536
                                                                                   ============      ============

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD INCOME FUND
Financial Statements

Statement of Assets and Liabilities
October 31, 2000

ASSETS:
Investments in securities, at value (cost, $699,776,619)                           $691,191,100
Cash                                                                                     45,532
Receivable for investment securities sold                                             6,486,406
Interest and dividend receivable                                                      9,275,124
Receivable for variation margin on open futures contracts                                17,691
                                                                                   ------------
Total assets                                                                        707,015,853
                                                                                   ------------
LIABILITIES:
Payable for investment securities purchased                                          40,665,505
Accrued expenses                                                                        160,644
Payable for variation margin on open futures contracts                                  145,000
                                                                                   ------------
Total liabilities                                                                    40,971,149
                                                                                   ------------
NET ASSETS                                                                         $666,044,704
                                                                                   ============
NET ASSETS CONSIST OF:
Paid-in capital                                                                    $737,163,291
Undistributed net investment income                                                   3,720,895
Accumulated net realized loss from sale of investments                              (66,007,963)
Unrealized net depreciation of investments                                           (8,831,519)
                                                                                   ------------
NET ASSETS                                                                         $666,044,704
                                                                                   ============
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$611,002,190 and 74,604,509 shares of beneficial interest outstanding)                   $ 8.19
                                                                                         ======
Maximum public offering price per share (based on a net asset
value per share of $8.19 divided by 0.96 for a 4% sales charge)                          $ 8.53
                                                                                         ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $16,693,054 and 2,042,343 shares of
beneficial interest outstanding)                                                         $ 8.17
                                                                                         ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $38,349,460 and 4,685,223 shares of
beneficial interest outstanding)                                                         $ 8.19
                                                                                         ======





Statement of Operations
Year Ended October 31, 2000

INVESTMENT INCOME:
Income --
Interest income                                                                    $ 49,460,530
Dividend income                                                                         248,439
                                                                                   ------------
Total income                                                                         49,708,969
                                                                                 --------------
Expenses --
Investment advisory fee                                                               2,356,825
Distribution and service plan fees:
Class A                                                                               1,588,523
Class B                                                                                 156,269
Institutional Class                                                                      53,519
Transfer agent services                                                               1,224,242
Custodian fee                                                                           180,938
Administrative personnel and services                                                   137,343
Printing and postage                                                                    269,152
Trust share registration costs                                                           68,523
Auditing fees                                                                            12,581
Legal fees                                                                               10,233
Trustees' fees                                                                           15,770
Miscellaneous                                                                            13,917
                                                                                   ------------
Total expenses                                                                        6,087,835
Expense reimbursement from investment advisor                                          (343,358)
Fees paid indirectly                                                                     (9,917)
                                                                                   ------------
Net expenses                                                                          5,734,560
                                                                                   ------------
Net investment income                                                                43,974,409
                                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions                                        (21,647,146)
Net realized gain on closed or expired option contracts written                         583,901
Net realized gain on closed futures contracts                                           423,879
                                                                                   ------------
Net realized loss on investments                                                    (20,639,366)
Net change in unrealized depreciation of investments                                 15,964,868
                                                                                   ------------
Net loss on investments                                                              (4,674,498)
                                                                                   ------------
Net increase in net assets resulting from operations                               $ 39,299,911
                                                                                   ============





Statement of Changes in Net Assets
Years ended October 31, 2000 and 1999
                                                                                     Year Ended        Year Ended
                                                                                     10/31/2000          10/31/99
                                                                                 --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                              $ 43,974,409      $ 44,969,852
Net realized loss on investment transactions                                        (20,639,366)       (8,553,807)
Net change in unrealized appreciation or depreciation of investments                 15,964,868       (42,047,117)
                                                                                   ------------      ------------
Net change in net assets resulting from operations                                   39,299,911        (5,631,072)
                                                                                   ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                             (39,360,945)      (41,348,175)
Class B                                                                                (848,154)         (594,911)
Institutional Class                                                                  (2,312,509)       (1,832,238)
                                                                                   ------------      ------------
Total distributions                                                                 (42,521,608)      (43,775,324)
                                                                                   ------------      ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                             (65,370,455)      (13,065,882)
Class B                                                                               2,085,216         8,560,100
Institutional Class                                                                   6,668,539         7,178,472
                                                                                   ------------      ------------
Net change in net assets from trust share transactions                              (56,616,700)        2,672,690
                                                                                   ------------      ------------
Net change in net assets                                                            (59,838,397)      (46,733,706)

NET ASSETS:
Beginning of period                                                                 725,883,101       772,616,807
                                                                                   ------------      ------------
End of period (including undistributed net investment of $3,720,895
and $2,269,912, respectively)                                                      $666,044,704      $725,883,101
                                                                                   ============      ============

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
Financial Statements

Statement of Assets and Liabilities
October 31, 2000

ASSETS:
Investments in securities, at value (cost, $526,926,396)                           $564,770,152
Receivable for investment securities sold                                             1,109,711
Interest receivable                                                                   8,526,581
                                                                                   ------------
Total assets                                                                        574,406,444
                                                                                   ------------
LIABILITIES:
Payable for investment securities purchased                                           1,970,360
Accrued expenses                                                                         79,678
                                                                                   ------------
Total liabilities                                                                     2,050,038
                                                                                   ------------
NET ASSETS                                                                         $572,356,406
                                                                                   ============
NET ASSETS CONSIST OF:
Paid-in capital                                                                    $535,221,810
Undistributed net investment income                                                   1,286,995
Accumulated net realized loss from sale of investments                               (1,996,155)
Unrealized net appreciation of investments                                           37,843,756
                                                                                   ------------
NET ASSETS                                                                         $572,356,406
                                                                                   ============
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$559,408,135 and 64,618,980 shares of beneficial interest outstanding)                   $ 8.66
                                                                                         ======
Maximum public offering price per share (based on a net asset value
per share of $8.66 divided by 0.96 for a 4% sales charge)                                $ 9.02
                                                                                         ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $9,711,881 and 1,124,470 shares of
beneficial interest outstanding)                                                         $ 8.64
                                                                                         ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $3,236,390 and 373,927 shares of
beneficial interest outstanding)                                                         $ 8.66
                                                                                         ======





Statement of Operations
Year Ended October 31, 2000

INVESTMENT INCOME:
Income --
Interest income                                                                    $ 33,498,981
                                                                                   ------------
Expenses --
Investment advisory fee                                                               1,846,378
Distribution and service plan fees:
Class A                                                                               1,395,657
Class B                                                                                  90,582
Institutional Class                                                                       5,280
Transfer agent services                                                                 453,786
Custodian fee                                                                           162,735
Administrative personnel and services                                                   114,168
Printing and postage                                                                    103,766
Trust share registration costs                                                           65,786
Auditing fees                                                                            10,034
Legal fees                                                                                8,283
Trustees' fees                                                                           15,770
Miscellaneous                                                                            12,237
                                                                                   ------------
Total expenses                                                                        4,284,462
Expense reimbursement from investment advisor                                          (285,420)
Fees paid indirectly                                                                    (33,429)
                                                                                   ------------
Net expenses                                                                          3,965,613
                                                                                   ------------
Net investment income                                                                29,533,368
                                                                                   ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment transactions                                          1,123,834
Net change in unrealized appreciation of investments                                 13,574,637
                                                                                   ------------
Net gain on investments                                                              14,698,471
                                                                                   ------------
Net increase in net assets resulting from operations                               $ 44,231,839
                                                                                   ============





Statement of Changes in Net Assets
Years ended October 31, 2000 and 1999
                                                                                     Year Ended        Year Ended
                                                                                     10/31/2000          10/31/99
                                                                                 --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                              $ 29,533,368      $ 29,728,298
Net realized gain on investment transactions                                          1,123,834           516,433
Net change in unrealized appreciation or depreciation of investments                 13,574,637       (46,467,806)
                                                                                   ------------      ------------
Net change in net assets resulting from operations                                   44,231,839       (16,223,075)
                                                                                   ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                             (29,045,324)      (29,754,233)
Class B                                                                                (402,332)         (284,277)
Institutional Class                                                                    (188,279)         (221,032)
                                                                                   ------------      ------------
Total distributions                                                                 (29,635,935)      (30,259,542)
                                                                                   ------------      ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                             (25,505,451)       11,180,633
Class B                                                                               1,029,482         5,049,674
Institutional Class                                                                  (1,153,390)          628,862
                                                                                   ------------      ------------
Net change in net assets from trust share transactions                              (25,629,359)       16,859,169
                                                                                   ------------      ------------
Net change in net assets                                                            (11,033,455)      (29,623,448)

NET ASSETS:
Beginning of period                                                                 583,389,861       613,013,309
                                                                                   ------------      ------------
End of period (including undistributed net investment income
of $2,286,995 and $1,392,820, respectively)                                        $572,356,406      $583,389,861
                                                                                   ============      ============

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD LIMITED MATURITY BOND FUND
Financial Statements

Statement of Assets and Liabilities
October 31, 2000

ASSETS:
Investments in securities, at value (cost, $40,922,086)                            $ 40,688,712
Cash                                                                                     67,052
Receivable for investment securities sold                                               694,429
Interest and dividend receivable                                                        339,612
                                                                                   ------------
Total assets                                                                         41,789,805
                                                                                   ------------
LIABILITIES:
Payable for investment securities purchased                                           9,536,917
Dividends payable                                                                       112,415
Accrued expenses                                                                         12,150
                                                                                   ------------
Total liabilities                                                                     9,661,482
                                                                                   ------------
NET ASSETS                                                                         $ 32,128,323
                                                                                   ============
NET ASSETS CONSIST OF:
Paid-in capital                                                                    $ 32,235,846
Accumulated net realized gain from sale of investments                                  125,851
Unrealized net depreciation of investments                                             (233,374)
                                                                                   ------------
NET ASSETS                                                                         $ 32,128,323
                                                                                   ============
Class A Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $16,554,953 and 1,333,926 shares of
beneficial interest outstanding)                                                         $12.41
                                                                                         ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $5,017,953 and 404,307 shares of
beneficial interest outstanding)                                                         $12.41
                                                                                         ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $10,555,417 and 850,467 shares of
beneficial interest outstanding)                                                         $12.41
                                                                                         ======





Statement of Operations
Year Ended October 31, 2000

INVESTMENT INCOME:
Income --
Interest income                                                                    $  1,801,549
                                                                                   ------------
Expenses --
Investment advisory fee                                                                  79,623
Service plan fees:
Class A                                                                                  28,289
Class B                                                                                  12,446
Institutional Class                                                                      15,371
Transfer agent services                                                                  19,570
Custodian fee                                                                            13,271
Administrative personnel and services                                                     5,308
Printing and postage                                                                      5,700
Trust share registration costs                                                           78,065
Auditing fees                                                                             5,220
Legal fees                                                                                  333
Trustees' fees                                                                            5,763
Miscellaneous                                                                             1,561
                                                                                   ------------
Total expenses                                                                          270,520
Expense reimbursement from investment advisor                                           (40,991)
                                                                                   ------------
Net expenses                                                                            229,529
                                                                                   ------------
Net investment income                                                                 1,572,020
                                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions                                            125,851
Net change in unrealized depreciation of investments                                   (280,171)
                                                                                   ------------
Net loss on investments                                                                (154,320)
                                                                                   ------------
Net increase in net assets resulting from operations                               $  1,417,700
                                                                                   ============





Statement of Changes in Net Assets
Periods ended October 31, 2000 and 1999
                                                                                                For the period from
                                                                                                 October 29, 1999
                                                                                     Year Ended (effective date) to
                                                                                     10/31/2000  October 31, 1999
                                                                                 --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                              $  1,572,020      $         --
Net realized gain on investment transactions                                            125,851                --
Net change in unrealized appreciation or depreciation of investments                   (280,171)           46,797
                                                                                   ------------      ------------
Net increase in net assets resulting from operations                                  1,417,700            46,797
                                                                                   ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                                (666,878)               --
Class B                                                                                (288,348)               --
Institutional Class                                                                    (616,794)               --
                                                                                   ------------      ------------
Total distributions                                                                  (1,572,020)               --
                                                                                   ------------      ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                              11,559,254         5,000,000
Class B                                                                                  53,444         5,000,000
Institutional Class                                                                     623,148        10,000,000
                                                                                   ------------      ------------
Net increase in net assets from trust share transactions                             12,235,846        20,000,000
                                                                                   ------------      ------------
Net increase in net assets                                                           12,081,526        20,046,797

NET ASSETS:
Beginning of period                                                                  20,046,797                --
                                                                                   ------------      ------------
End of period                                                                      $ 32,128,323      $ 20,046,797
                                                                                   ============      ============

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD MONEY MARKET FUND
Financial Statements

Statement of Assets and Liabilities
October 31, 2000

ASSETS:
Investments in securities, at amortized cost and value                             $672,045,044
Cash                                                                                  2,758,876
Receivable for trust shares sold                                                         25,304
Interest receivable                                                                   2,678,249
                                                                                   ------------
Total assets                                                                        677,507,473
                                                                                   ------------
LIABILITIES:
Dividends payable                                                                        51,667
Accrued expenses                                                                        307,664
                                                                                   ------------
Total liabilities                                                                       359,331
                                                                                   ------------
NET ASSETS                                                                         $677,148,142
                                                                                   ============
NET ASSETS CONSIST OF:
Paid-in capital                                                                    $677,148,142
                                                                                   ============
Class A Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $634,720,692 and 634,720,692 shares of
beneficial interest outstanding)                                                         $ 1.00
                                                                                         ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $308,899 and 308,899 shares of
beneficial interest outstanding)                                                         $ 1.00
                                                                                         ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $42,118,551 and 42,118,551 shares of
beneficial interest outstanding)                                                         $ 1.00
                                                                                         ======





Statement of Operations
Year Ended October 31, 2000

INVESTMENT INCOME:
Income --
Interest income                                                                    $ 41,110,705
                                                                                   ------------
Expenses --
Investment advisory fee                                                               1,601,499
Service plan fees:
Class A                                                                               1,520,000
Class B                                                                                     787
Institutional Class                                                                      71,861
Transfer agent services                                                               1,825,383
Custodian fee                                                                           444,139
Administrative personnel and services                                                   131,244
Printing and postage                                                                    581,505
Trust share registration costs                                                          115,270
Auditing fees                                                                            10,217
Legal fees                                                                                9,325
Trustees' fees                                                                           15,770
Miscellaneous                                                                            10,137
                                                                                   ------------
Total expenses                                                                        6,337,137
Expense reimbursement from investment advisor                                          (287,133)
Fees paid indirectly                                                                     (5,841)
                                                                                   ------------
Net expenses                                                                          6,044,163
                                                                                   ------------
Net investment income                                                              $ 35,066,542
                                                                                   ============





Statement of Changes in Net Assets
Years ended October 31, 2000 and 1999
                                                                                     Year Ended        Year Ended
                                                                                     10/31/2000          10/31/99
                                                                                 --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                              $ 35,066,542      $ 25,064,002
                                                                                   ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                             (32,324,134)      (22,960,049)
Class B                                                                                 (16,705)           (7,477)
Institutional Class                                                                  (2,725,703)       (2,096,476)
                                                                                   ------------      ------------
Total distributions                                                                 (35,066,542)      (25,064,002)
                                                                                   ------------      ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                              54,582,694        86,977,741
Class B                                                                                  45,820           181,681
Institutional Class                                                                  (8,951,045)        3,739,307
                                                                                   ------------      ------------
Net increase in net assets from trust share transactions                             45,677,469        90,898,729
                                                                                   ------------      ------------
Net increase in net assets                                                           45,677,469        90,898,729

NET ASSETS:
Beginning of period                                                                 631,470,673       540,571,944
                                                                                   ------------      ------------
End of period                                                                      $677,148,142      $631,470,673
                                                                                   ============      ============

The accompanying notes are an integral part of the financial statements.




THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS
Notes to Financial Statements
October 31, 2000

(1) ORGANIZATION

The Lutheran Brotherhood Family of Funds (the "Trust") is a Delaware business trust and a diversified, open-end investment company registered under the Investment Company Act of 1940. The Trust is divided into eleven series (the "Fund(s)"), each with its own investment objective and policies. The eleven Funds of the Trust are: Lutheran Brotherhood Opportunity Growth Fund, Lutheran Brotherhood Mid Cap Growth Fund, Lutheran Brotherhood World Growth Fund, Lutheran Brotherhood Growth Fund, Lutheran Brotherhood Fund, Lutheran Brotherhood Value Fund, Lutheran Brotherhood High Yield Fund, Lutheran Brotherhood Income Fund, Lutheran Brotherhood Municipal Bond Fund, Lutheran Brotherhood Limited Maturity Bond Fund, and Lutheran Brotherhood Money Market Fund. Each Fund is authorized to offer three classes of shares: Class A, Class B and Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All three classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

The Lutheran Brotherhood Growth Fund, Value Fund and Limited Maturity Bond Fund's registration was declared effective by the Securities and Exchange Commission and each began operation as a separate series of the Lutheran Brotherhood Family of Funds on October 29, 1999.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investment Security Valuations

Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last quoted sales price at the close of each business day. Over-the-counter securities and listed securities for which no price is readily available are valued at prices within the range of the current bid and asked prices considered best to represent the value in the circumstances, based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. For all Funds other than the Money Market Fund, short-term securities with maturities of 60 days or less are valued at amortized cost; those with maturities greater than 60 days are valued at the mean between bid and asked prices. Short-term securities held by the Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Fund follows procedures necessary to maintain a constant net asset value of $1.00 per share. All other securities for which market values are not readily available are appraised at fair value as determined in good faith by or under the direction of the Board of Trustees.

Foreign Currency Translations

The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities of the LB World Growth Fund that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The World Growth Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Federal Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable income on a timely basis. It is also the intention of the Funds to distribute an amount sufficient to avoid imposition of any federal excise tax. Each Fund is treated as a separate taxable entity for federal income tax purposes.

Securities Transactions, Investment Income and Expenses

Securities transactions are accounted for on trade date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

Interest income is accrued daily and is determined on the basis of interest or discount earned on any short-term investments and interest earned on all other debt securities, including accrual of original issue discount. Interest earned on debt securities also includes amortization of premium for the Opportunity Growth, Mid Cap Growth, World Growth, Growth, LB Fund, Value, High Yield, Municipal Bond and Limited Maturity Bond Funds and the accrual of market discount for the Opportunity Growth, Mid Cap Growth, World Growth, Growth, LB Fund, Value, High Yield and Limited Maturity Bond Funds. Market discount, if any, is recognized for tax purposes when bonds are sold for the Income and Municipal Bond Funds. Dividend income is recorded on the ex-dividend date. For payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the LB Income Fund to amortize premium and discount on all fixed-income securities, and classify gains and losses realized on prepayments received on mortgage-backed securities as part of interest income. None of the other Funds are affected by these changes in accounting principles. Upon initial adoption, the LB Income Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting these accounting principles will not affect the LB Income Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The LB Income Fund expects that the impact of the adoption of these principles will not be material to the financial statements.

Estimated expenses are accrued daily. Each Fund is charged for the operating expenses that are directly attributable to it. Common expenses of the Trust are either shared equally or allocated among the Funds based on the relative net assets of each Fund to the combined net assets, or via other allocation methodologies.

(2) SIGNIFICANT ACCOUNTING POLICIES (continued)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Distributions to Shareholders

Dividends from net investment income, if available, are declared and paid annually for the Opportunity Growth, Mid Cap Growth, World Growth, Growth and Value Funds, declared and paid quarterly for the LB Fund, declared and paid monthly for the High Yield, Income and Municipal Bond Funds, and declared daily and paid monthly for the Limited Maturity Bond and Money Market Funds. Daily dividends for the LB Money Market Fund also include any short-term net realized gains or losses on the sale of securities. Net realized gains from securities transactions, if any, are distributed at least annually for all Funds, after the close of the fiscal year. Dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or net realized gains were recorded by the Fund.

It is the policy of the Fund to reclassify the net effect of permanent differences between book and taxable income to trust capital accounts on the statements of assets and liabilities. As a result of permanent book-to-tax differences for the year ended October 31, 2000, accumulated net realized gain or loss from the sale of investments was increased (decreased) by $(1,395,449), ($2,609,826), $(156,790), ($7,500,000),
$262,392, $1,817, and $3,257, respectively, for the Opportunity Growth, Mid Cap Growth, World Growth, LB Fund, High Yield, Income and Municipal Bond Funds; undistributed net investment income was increased (decreased) by $2,463,063, $1,409,826, $733,311, $127,312, $316,
($262,392), ($1,817), and ($3,257), respectively, for the Opportunity Growth, Mid Cap Growth, World Growth, Growth, Value, High Yield, Income and Municipal Bond Funds; and net increases (decreases) of ($1,067,614), $1,200,000, ($576,520), ($127,312), $7,500,000, and ($316),
respectively, for the Opportunity Growth, Mid Cap Growth, World Growth, Growth, LB Fund, and Value Funds were reclassified into trust capital. These reclassifications have no effect on net assets, net asset value per share, the change in net assets resulting from operations, or on the amount of income available for distribution to shareholders.

Options, Financial Futures and
Forward Foreign Currency Contracts

All Funds except the Money Market Fund may buy put and call options, write covered call options and buy and sell futures contracts. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The World Growth Fund may also enter into options and futures contracts on foreign currencies and forward foreign currency contracts to protect against adverse foreign exchange rate fluctuation.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Upon entering into a futures contract, the Fund is required to deposit initial margin, either cash or securities in an amount equal to a certain percentage of the contract value. Subsequent variation margin payments are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund realizes a gain or loss when the contract is closed or expires.

Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed.

Dollar Roll Transactions

Certain of the Funds enter into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Funds to "roll over" their purchase commitments. The Income and Limited Maturity Bond Funds earned $642,219 and $18,906, respectively, from such fees for the year ended October 31, 2000.

Organization Costs

Organization costs incurred prior to June 30, 1998, in connection with the start up and initial registration of the Funds are capitalized and amortized over a period of 60 months from the date of commencement. If any initial shares are redeemed during the amortization period, the redemption proceeds will be reduced by a pro-rata portion of the unamortized balance at the time of redemption, in the same proportion that the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

When-Issued and Delayed Delivery Transactions

The Funds may engage in when-issued or delayed delivery transactions. To the extent that a Fund engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the trade date, assets of the Fund are segregated on the Fund's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

Fees Paid Indirectly

Certain of the Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

Accounting Estimates

The preparation of financial statements in conformity with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fees

Each Fund pays Lutheran Brotherhood Research Corp. (LB Research), the Trust's investment advisor, a fee for its advisory services. The fees are accrued daily and paid monthly. The fees are based on the following rates of average daily net assets.

LB Opportunity Growth Fund
-------------------------------------------------------
First $100 million                                0.50%
Next $150 million                                 0.40%
Next $250 million                                 0.35%
Next $500 million                                 0.30%
Over $1 billion                                   0.25%

LB Mid Cap Growth Fund
-------------------------------------------------------
First $100 million                                0.45%
Next $150 million                                 0.40%
Next $250 million                                 0.35%
Next $500 million                                 0.30%
Over $1 billion                                   0.25%

LB World Growth Fund
-------------------------------------------------------
First $20 million                                 1.00%
Next $30 million                                  0.85%
Over $50 million                                  0.75%

LB Growth Fund
-------------------------------------------------------
First $500 million                               0.425%
Next $500 million                                0.375%
Over $1 billion                                  0.325%

LB Fund, LB Value Fund &
LB High Yield Fund
-------------------------------------------------------
First $500 million                                0.40%
Next $500 million                                 0.35%
Over $1 billion                                   0.30%

LB Income Fund
-------------------------------------------------------
First $500 million                                0.35%
Next $500 million                                0.325%
Over $1 billion                                   0.30%

LB Municipal Bond Fund
-------------------------------------------------------
First $500 million                               0.325%
Next $500 million                               0.3125%
Over $1 billion                                   0.30%

LB Limited Maturity Bond Fund
-------------------------------------------------------
First $500 million                                0.30%
Next $500 million                                0.275%
Over $1 billion                                   0.25%

LB Money Market Fund
-------------------------------------------------------
First $500 million                                0.25%
Next $500 million                                0.225%
Next $500 million                                 0.20%
Next $500 million                                0.175%
Over $2 billion                                   0.15%

Effective January 1, 1997, LB Research has also voluntarily agreed to waive 5 basis points (0.05%) on an annual basis from the advisory fees payable by the LB Fund, LB High Yield Fund, LB Income Fund and LB Municipal Bond Fund. These voluntary partial waivers of advisory fees may be discontinued at any time.

LB Research has voluntarily agreed to waive its advisory fee and, if necessary, to bear certain expenses associated with operating the LB Growth Fund and LB Value Fund in order to limit each Fund's total operating expenses for Class A shares and Class B shares to an annual rate of 1.30% and 2.05%, respectively, of the average daily net assets of the relevant class and to waive the same percentage of advisory and other expenses for Institutional Class shares.

LB Research has voluntarily agreed to waive its advisory fee and, if necessary, to bear certain expenses associated with operating the LB Limited Maturity Bond Fund and LB Money Market Fund in order to limit each Fund's total operating expenses for Class A shares and Class B shares to an annual rate of 0.95% of the average daily net assets of the relevant class and to waive the same percentage of advisory and other expenses for Institutional Class shares.

LB Research pays T. Rowe Price International an annual sub-advisory fee for the performance of sub-advisory services for the LB World Growth Fund. The fee payable is equal to 0.45% of the Fund's average daily net assets. The total amount paid by LB Research to T. Rowe Price International under the investment sub-advisory contract for the year ended October 31, 2000 was $606,092.

Effective February 29, 2000, LB Research terminated the sub-advisory contract for the LB Opportunity Growth Fund with T. Rowe Price Associates. On March 1, 2000, LB Research assumed the daily investment management of the Fund. Prior to March 1, 2000, LB Research paid T. Rowe Price Associates an annual sub-advisory fee for the performance of sub-advisory services for the LB Opportunity Growth Fund. The fee payable was equal to 0.30% of that Fund's average daily net assets up to $500 million, 0.25% for the next $500 million and 0.20% for net assets over $1 billion. The total dollar amount paid by LB Research to T. Rowe Price Associates under the investment sub-advisory contract for LB Opportunity Growth Fund during the period from November 1, 1999 to February 29, 2000 was $264,379.

Distribution and Shareholder Servicing Plans

The Trust has adopted a Distribution Plan (the "12b-1 Plan") under Rule 12b-1 of the 1940 Act with respect to the Class B shares of each Fund except for the Limited Maturity Bond and Money Market Funds. Under the 12b-1 Plan, each Fund pays Lutheran Brotherhood Securities Corp.
(LB Securities) an annual fee of 0.75% of the average daily net assets of its Class B shares. The fees collected under the 12b-1 Plan are used by LB Securities to finance activities primarily intended to result in the sale of Class B shares of the Fund. For the year ended October 31, 2000, LB Securities received aggregate 12b-1 fees of $1,521,861 from the Trust.

In addition, the Trust has adopted shareholder-servicing plans for each of the Funds (the Shareholder Servicing Plans"). Pursuant to the Shareholder Servicing Plans, Class A and Class B shares pay LB Securities an annual fee of 0.25% of the average daily net assets and Institutional Class shares pay LB Securities an annual fee of 0.15% of the average daily net assets. Payments under the Shareholder Servicing Plans are used to finance various shareholder-servicing activities. For the year ended October 31, 2000, LB Securities received aggregate shareholder servicing fees of $12,395,122 from the Trust.

Sales Charges and Other Fees

For the year ended October 31, 2000, LB Securities, the Trust's distributor, received $587,433 of aggregate underwriting concessions from sales of Class A shares. LB Securities also received $295,806 of aggregate contingent deferred sales charges from redemption of Class B shares for year ended October 31, 2000. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

LB Securities also received fees pursuant to an agreement to provide certain administrative personnel and services to the Funds. For the year ended October 31, 2000, LB Securities received aggregate fees for administrative personnel and services of $1,008,966 from the LB Family of Funds.

In addition, LB Securities provides the Funds with transfer agent services pursuant to an agreement. For the year ended October 31, 2000, LB Securities received aggregate fees for transfer agent services of $10,919,206 from the LB Family of Funds.

The Funds have adopted a trustee fee deferral plan that allows the Trustees to defer the receipt of all or a portion of their Trustee Fees. The deferred fees remain in the fund and are invested within the Lutheran Brotherhood Family of Funds until distribution in accordance with the plan.

Certain officers and non-independent trustees of the Fund are officers and directors of LB Research and LB Securities; however, they receive no compensation from the Funds.

(4) DISTRIBUTIONS FROM CAPITAL GAINS

During the year ended October 31, 2000, distributions from net realized capital gains of $2,862,090, $3,455,226 and $217,782,195, were paid by the LB Mid Cap Growth Fund, LB World Growth Fund and LB Fund, respectively. These distributions related to net capital gains realized during the prior fiscal year ended October 31, 1999.

(5) CAPITAL LOSS CARRYOVER

During the fiscal year ended October 31, 2000, the LB Opportunity Growth Fund utilized $17,496,406 of its capital loss carryover, and the LB Municipal Bond Fund utilized $610,116 of its capital loss carryover against net realized capital gains.

At October 31, 2000, the LB Growth Fund, LB Value Fund, LB High Yield Fund, LB Income Fund and the LB Municipal Bond Fund had accumulated net realized capital loss carryovers expiring as follows:

                                                                 High
                                 Growth          Value          Yield
Year                               Fund           Fund           Fund
----------                 ------------   ------------   ------------
2007                                 --             --    $18,998,975
2008                           $176,010        $83,605     15,133,980
                           ------------   ------------   ------------
                               $176,010        $83,605    $34,132,955
                           ============   ============   ============

                                                            Municipal
                                                Income           Bond
Year                                              Fund           Fund
----------                                ------------   ------------
2002                                       $28,292,105       $677,570
2003                                                --        134,719
2004                                         8,472,280             --
2007                                         8,150,657        150,559
2008                                        20,967,792             --
                                          ------------   ------------
                                           $65,882,834       $962,848
                                          ============   ============

To the extent these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers. Temporary timing differences of $190,697, $61,419, $238,162, $131,267,
$2,542,612, $27,033, $3,778,326, $125,128, and $1,033,307 existed between net realized capital gains or losses for financial statement and tax purposes as of October 31, 2000 for the Opportunity Growth, Mid Cap Growth, World Growth, Growth, LB Fund, Value, LB High Yield Fund, LB Income Fund, and LB Municipal Bond Fund, respectively. These differences are due primarily to deferral of capital losses for tax purposes.

(6) SHAREHOLDER NOTIFICATION OF
FEDERAL INCOME TAX STATUS

The LB Fund designates 100% of the dividends declared from net investment income as dividends qualifying for the 70% corporate dividends received deduction and the LB Municipal Bond Fund designates 100% of the dividends declared from net investment income as exempt from federal income tax for the year ended October 31, 2000. The LB Opportunity Growth Fund, LB Mid Cap Growth Fund, LB World Growth Fund, and LB Fund designate $1,400,000, $400,000, $425,000, and $7,500,000, respectively, as capital gain distributions resulting from earnings and profits distributed to shareholders on redemption of fund shares during the year.

(7) INVESTMENT TRANSACTIONS

Purchases and Sales of Investment Securities

For the year ended October 31, 2000, the cost of purchases and the proceeds from sales of investment securities other than U.S.
Government and short-term securities were as follows:

                                                    $thousands
                                          ---------------------------
Fund                                         Purchases          Sales
---------------------------------------------------------------------
LB Opportunity Growth Fund                    $367,196       $385,637
LB Mid Cap Growth Fund                         207,672        151,914
LB World Growth Fund                            71,293         51,204
LB Growth Fund                                  37,274          3,866
LB Fund                                        735,247        792,816
LB Value Fund                                   18,501          3,438
LB High Yield Fund                             497,004        505,984
LB Income Fund                                 511,124        591,054
LB Municipal Bond Fund                          67,800         98,408
LB Limited Maturity Bond Fund                   34,978         20,382

Purchases and sales of U.S. Government securities were:

                                                    $thousands
                                          ---------------------------
Fund                                         Purchases          Sales
---------------------------------------------------------------------
LB Fund                                       $  7,455       $ 13,409
LB Value Fund                                      407             51
LB Income Fund                                 178,103        248,612
LB Limited Maturity Bond Fund                   19,041         28,277

Investments in Restricted Securities

The High Yield Fund owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities was $290,986 at October 31, 2000, which represented 0.037% of the net assets of the High Yield Fund.

Investments in High Yielding Securities

The High Yield Fund invests primarily in high yielding fixed income securities. The Income Fund may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Investments in Options and Futures Contracts

The movement in the price of the instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund's hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

Open Option Contracts

The number of contracts and premium amounts associated with call option contracts written during the year ended October 31, 2000, were as follows:

                                                  Income Fund
                                          ---------------------------
                                             Number of        Premium
                                             Contracts         Amount
                                          ------------   ------------
Balance at October 31, 1999                         --      $      --
Opened                                           2,400        986,006
Closed                                          (1,700)      (731,218)
Expired                                           (600)      (213,659)
Exercised                                         (100)       (41,129)
                                          ------------   ------------
Balance at October 31, 2000                         --      $      --
                                          ============   ============

Foreign Denominated Investments

The LB World Growth Fund invests primarily in foreign denominated stocks. Foreign denominated assets and currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk, and market risk. The Fund may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(8) BANK LOANS

The Lutheran Brotherhood Family of Funds, along with the LB Series Fund, Inc., are parties to an unsecured $50 million bank line of credit agreement with State Street Bank and Trust Company. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The Funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The Funds did not borrow against the line during the year ended
October 31, 2000.

(9) FINANCIAL HIGHLIGHTS

"Financial Highlights" showing per share data and selected information is presented in the prospectus.

(10) SHARES OF BENEFICIAL INTEREST

The Master Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest ($0.001 par value) of all of the Funds. Transactions in Fund shares were as follows:


LB Opportunity Growth Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 1999                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                         2,064,370    $21,556,635        380,619     $3,940,530        247,720     $2,628,337
Redeemed                                    (5,646,343)   (58,881,453)       (63,123)      (650,267)       (40,804)      (446,040)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                  (3,581,973)  ($37,324,818)       317,496     $3,290,263        206,916     $2,182,297
                                          ============   ============   ============   ============   ============   ============

Year Ended October 31, 2000
----------------------------------------
Sold                                         1,916,266    $27,083,122        351,804     $4,848,539        258,915     $3,748,986
Redeemed                                    (2,683,426)   (37,338,702)       (64,100)      (876,178)      (211,292)    (3,115,546)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                    (767,160)  ($10,255,580)       287,704     $3,972,361         47,623       $633,440
                                          ============   ============   ============   ============   ============   ============

LB Mid Cap Growth Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 1999                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                         1,781,872    $20,551,258        603,410     $6,798,004         21,427       $273,449
Redeemed                                      (671,392)    (7,591,154)       (67,302)      (744,487)            --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                   1,110,480    $12,960,104        536,108     $6,053,517         21,427       $273,449
                                          ============   ============   ============   ============   ============   ============

Year Ended October 31, 2000
----------------------------------------
Sold                                         3,726,146    $64,584,387        836,561    $14,104,370        143,333      2,608,977
Dividends and distributions reinvested         159,119      2,200,690         44,018        598,634          3,142         43,669
Redeemed                                      (772,960)   (13,346,607)       (81,306)    (1,356,997)        (1,997)       (37,239)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                   3,112,305    $53,438,470        799,273    $13,346,007        144,478     $2,615,407
                                          ============   ============   ============   ============   ============   ============

LB World Growth Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 1999                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                         1,251,709    $14,557,340        354,371     $4,062,443        150,305     $1,757,782
Dividends and distributions reinvested          44,575        503,400          1,895         21,242          2,813         31,782
Redeemed                                    (1,216,624)   (14,025,201)       (40,246)      (460,070)        (7,247)       (85,078)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                      79,660     $1,035,539        316,020     $3,623,615        145,871     $1,704,486
                                          ============   ============   ============   ============   ============   ============

Year Ended October 31, 2000
----------------------------------------
Sold                                         2,027,897    $28,007,980        420,162     $5,692,407        156,827     $2,223,919
Dividends and distributions reinvested         209,673      2,727,848         20,554        263,705         12,587        164,386
Redeemed                                      (947,802)   (12,976,401)       (52,616)      (711,486)       (26,914)      (373,283)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                   1,289,768    $17,759,427        388,100     $5,244,626        142,500     $2,015,022
                                          ============   ============   ============   ============   ============   ============

LB Growth Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
For the period from October 29, 1999
(effective date) through
October 31, 1999                             Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                            60,606     $1,000,000         60,606     $1,000,000        181,818     $3,000,000
                                          ============   ============   ============   ============   ============   ============

Year Ended October 31, 2000
----------------------------------------
Sold                                         1,501,637    $28,997,921        314,174     $6,034,123         82,017     $1,595,156
Redeemed                                       (74,454)    (1,445,326)        (7,074)      (137,928)            --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                   1,427,183    $27,552,595        307,100     $5,896,195         82,017     $1,595,156
                                          ============   ============   ============   ============   ============   ============

LB Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 1999                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                         5,462,843   $161,392,139      1,127,468    $33,105,623        403,008    $11,859,241
Dividends and distributions reinvested       4,892,689    126,685,832        112,817      2,898,269        100,598      2,617,183
Redeemed                                    (4,828,700)  (142,239,278)       (89,802)    (2,635,097)      (146,279)    (4,364,172)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                   5,526,832   $145,838,693      1,150,483    $33,368,795        357,327    $10,112,252
                                          ============   ============   ============   ============   ============   ============

Year Ended October 31, 2000
----------------------------------------
Sold                                         4,216,045   $122,243,123        931,239    $26,665,111        483,153    $14,062,606
Dividends and distributions reinvested       7,128,161    200,738,008        335,196      9,328,548        187,009      5,274,420
Redeemed                                    (5,826,160)  (169,301,121)      (194,737)    (5,582,295)      (220,862)    (6,386,980)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                   5,518,046   $153,680,010      1,071,698    $30,411,364        449,300    $12,950,046
                                          ============   ============   ============   ============   ============   ============

LB Value Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
For the period from October 29, 1999
(effective date) through
October 31, 1999                             Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                            68,966     $1,000,000         68,966     $1,000,000        206,897     $3,000,000
                                          ============   ============   ============   ============   ============   ============

Year Ended October 31, 2000
----------------------------------------
Sold                                           947,188    $14,281,069        171,583     $2,577,781         32,221       $492,192
Redeemed                                       (57,715)      (888,008)        (3,112)       (48,114)            --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                     889,473    $13,393,061        168,471     $2,529,667         32,221       $492,192
                                          ============   ============   ============   ============   ============   ============

LB High Yield Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 1999                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                        15,800,062   $131,098,404      2,034,532    $16,873,840        412,630     $3,445,215
Dividends and distributions reinvested       7,295,683     60,131,985        255,525      2,100,239        238,832      1,969,088
Redeemed                                   (15,486,630)  (128,297,384)      (295,500)    (2,435,182)      (386,604)    (3,200,806)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                   7,609,115    $62,933,005      1,994,557    $16,538,897        264,858     $2,213,497
                                          ============   ============   ============   ============   ============   ============

Year Ended October 31, 2000
----------------------------------------
Sold                                        14,395,293   $111,326,891      1,619,051    $12,533,074        345,308     $2,635,953
Dividends and distributions reinvested       7,779,126     59,290,343        382,516      2,902,413        258,079      1,967,301
Redeemed                                   (18,624,219)  (143,506,467)      (570,204)    (4,398,388)    (3,866,742)   (31,249,085)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                   3,550,200    $27,110,767      1,431,363    $11,037,099     (3,263,355)  ($26,645,831)
                                          ============   ============   ============   ============   ============   ============

LB Income Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 1999                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                         7,477,866    $64,158,371      1,068,587     $9,162,226      1,296,579    $11,117,559
Dividends and distributions reinvested       3,780,637     32,147,278         64,221        541,994        165,498      1,403,417
Redeemed                                   (12,838,026)  (109,371,531)      (135,159)    (1,144,120)      (633,388)    (5,342,504)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                  (1,579,523)  ($13,065,882)       997,649     $8,560,100        828,689     $7,178,472
                                          ============   ============   ============   ============   ============   ============

Year Ended October 31, 2000
----------------------------------------
Sold                                         3,494,894    $28,427,354        435,434     $3,538,563      1,237,913    $10,062,350
Dividends and distributions reinvested       3,805,908     30,854,208         95,088        769,495        231,784      1,878,432
Redeemed                                   (15,340,751)  (124,652,017)      (274,345)    (2,222,842)      (649,962)    (5,272,243)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                  (8,039,949)  ($65,370,455)       256,177     $2,085,216        819,735     $6,668,539
                                          ============   ============   ============   ============   ============   ============

LB Municipal Bond Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 1999                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                         5,569,179    $49,666,295        582,310     $5,182,413        104,046       $926,294
Dividends and distributions reinvested       2,567,321     22,717,527         28,821        253,026         24,151        213,368
Redeemed                                    (6,907,717)   (61,203,189)       (44,025)      (385,765)       (58,094)      (510,800)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                   1,228,783    $11,180,633        567,106     $5,049,674         70,103       $628,862
                                          ============   ============   ============   ============   ============   ============

Year Ended October 31, 2000
----------------------------------------
Sold                                         3,255,452    $27,608,274        238,316     $2,012,553         13,715       $116,267
Dividends and distributions reinvested       2,613,591     22,118,195         42,164        355,981         21,022        177,791
Redeemed                                    (8,894,186)   (75,231,920)      (158,579)    (1,339,052)      (171,585)    (1,447,448)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                  (3,025,143)  ($25,505,451)       121,901     $1,029,482       (136,848)   ($1,153,390)
                                          ============   ============   ============   ============   ============   ============

LB Limited Maturity Bond Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
For the period from October 29, 1999
(effective date) through
October 31, 1999                             Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                           400,000     $5,000,000        400,000     $5,000,000        800,000    $10,000,000
                                          ============   ============   ============   ============   ============   ============

Year Ended October 31, 2000
----------------------------------------
Sold                                         1,121,470    $13,868,294          4,676        $58,053         50,169       $619,458
Dividends and distributions reinvested          29,305        362,673            137          1,691          1,560         19,299
Redeemed                                      (216,849)    (2,671,713)          (506)        (6,300)        (1,262)       (15,609)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                     933,926    $11,559,254          4,307        $53,444         50,467       $623,148
                                          ============   ============   ============   ============   ============   ============

LB Money Market Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 1999                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                       936,619,749   $936,619,749        332,580       $332,580     85,365,826    $85,365,826
Dividends and distributions reinvested      22,543,660     22,543,660          6,141          6,141      2,039,823      2,039,823
Redeemed                                  (872,185,668)  (872,185,668)      (157,040)      (157,040)   (83,666,342)   (83,666,342)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                  86,977,741    $86,977,741        181,681       $181,681      3,739,307     $3,739,307
                                          ============   ============   ============   ============   ============   ============

Year Ended October 31, 2000
----------------------------------------
Sold                                     1,024,447,514 $1,024,447,514        309,342       $309,342     76,446,138    $76,446,138
Dividends and distributions reinvested      32,006,256     32,006,256         15,264         15,264      2,661,113      2,661,113
Redeemed                                (1,001,871,076)(1,001,871,076)      (278,786)      (278,786)   (88,058,296)   (88,058,296)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                  54,582,694    $54,582,694         45,820        $45,820     (8,951,045)   ($8,951,045)
                                          ============   ============   ============   ============   ============   ============




               THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS

             LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
               LUTHERAN BROTHERHOOD MID CAP GROWTH FUND
                LUTHERAN BROTHERHOOD WORLD GROWTH FUND
                   LUTHERAN BROTHERHOOD GROWTH FUND
                       LUTHERAN BROTHERHOOD FUND
                    LUTHERAN BROTHERHOOD VALUE FUND
                 LUTHERAN BROTHERHOOD HIGH YIELD FUND
                   LUTHERAN BROTHERHOOD INCOME FUND
               LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
           LUTHERAN BROTHERHOOD LIMITED MATURITY BOND FUND
                 LUTHERAN BROTHERHOOD MONEY MARKET FUND


TRUSTEES

Rolf F. Bjelland
Herbert F. Eggerding, Jr.
Noel K. Estenson
Jodi L. Harpstead
Richard A. Hauser
Connie M. Levi
Bruce J. Nicholson

OFFICERS

Rolf F. Bjelland                            James R. Olson
Chairman and President                      Vice President

Wade M. Voigt                               Brenda J. Pederson
Treasurer                                   Vice President

Randall L. Boushek                          Richard B. Ruckdashel
Vice President                              Vice President

Frederick P. Johnson                        John C. Bjork
Vice President                              Assistant Secretary

Marlene J. Nogle                            Rand E. Mattsson
Assistant Secretary                         Assistant Treasurer

This report is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectuses.